The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2025 and 2024

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2025 and 2024, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2025, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2025, future contract benefits liabilities totaled $42.4 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits) and 12, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include investment margins, mortality rates and policyholder lapse behavior.

Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter
The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $4.8 billion and $1.1 billion, as of December 31, 2025, respectively, a portion of which relates to MRBs associated with variable annuity contracts that may include guaranteed living benefit and guaranteed death benefit features. As described in Notes 1 (see section on MRBs), 9 and 14 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse behavior and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future equity market return and volatility, and the need to update policyholder lapse behavior and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 12, 2026

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2025	2024
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2025 - $92,842; 2024 - $88,978; allowance for credit losses: 2025 - $110; 2024 - $46)	$87,586	$81,900
Trading securities	1,660	2,005
Equity securities	629	294
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2025 - $199; 2024 - $232)	22,338	20,940
Policy loans	2,617	2,465
Derivative investments	9,945	9,512
Other investments	7,812	6,935
Total investments	132,587	124,051
Cash and invested cash	7,946	4,505
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,637	12,426
Reinsurance recoverables, net of allowance for credit losses	48,607	48,943
Deposit assets, net of allowance for credit losses	34,819	30,537
Market risk benefit assets	4,753	4,860
Accrued investment income	1,013	993
Goodwill	1,144	1,144
Other assets	9,394	9,529
Separate account assets	180,092	168,438
Total assets	$432,992	$405,426

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$135,904	$125,818
Future contract benefits	42,360	40,002
Funds withheld reinsurance liabilities	30,930	26,810
Market risk benefit liabilities	1,118	1,046
Deferred front-end loads	7,605	6,750
Payables for collateral on investments	7,953	9,876
Short-term debt	–	24
Long-term debt	1,426	2,173
Other liabilities	13,618	13,977
Separate account liabilities	180,092	168,438
Total liabilities	421,006	394,914

Contingencies and Commitments (See Note 17)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	14,041	13,015
Retained earnings (deficit)	(100)	(173)
Accumulated other comprehensive income (loss)	(1,955)	(2,330)
Total stockholder’s equity	11,986	10,512
Total liabilities and stockholder’s equity	$432,992	$405,426

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Revenues
Insurance premiums	$5,305	$1,866	$3,416
Fee income	4,547	4,486	5,168
Net investment income	5,625	5,107	5,733
Realized gain (loss)	(746)	276	(4,934)
Other revenues	297	553	676
Total revenues	15,028	12,288	10,059
Expenses
Benefits	5,451	2,100	5,028
Policyholder liability remeasurement (gain) loss	(99)	(20)	(167)
Interest credited	3,478	3,160	3,202
Market risk benefit (gain) loss	(223)	(938)	(1,135)
Commissions and other expenses	5,207	5,219	5,402
Interest and debt expense	146	185	190
Total expenses	13,960	9,706	12,520
Income (loss) before taxes	1,068	2,582	(2,461)
Federal income tax expense (benefit)	103	452	(673)
Net income (loss)	965	2,130	(1,788)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	984	30	4,942
Market risk benefit non-performance risk gain (loss)	(406)	(924)	(670)
Policyholder liability discount rate remeasurement gain (loss)	(206)	150	(145)
Funded status of employee benefit plans	3	(1)	1
Total other comprehensive income (loss), net of tax	375	(745)	4,128
Comprehensive income (loss)	$1,340	$1,385	$2,340

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Common Stock
Balance as of beginning-of-year	$13,015	$12,961	$12,903
Capital contribution from Lincoln National Corporation	962	–	5
Stock compensation/issued for benefit plans	64	54	53
Balance as of end-of-year	14,041	13,015	12,961

Retained Earnings (Deficit)
Balance as of beginning-of-year	(173)	(869)	1,414
Net income (loss)	965	2,130	(1,788)
Dividends paid to Lincoln National Corporation	(685)	(1,434)	(495)
Non-cash dividend to Lincoln National Corporation for
settlement of an inter-company tax receivable	(207)	–	–
Balance as of end-of-year	(100)	(173)	(869)

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(2,330)	(1,585)	(5,713)
Other comprehensive income (loss), net of tax	375	(745)	4,128
Balance as of end-of-year	(1,955)	(2,330)	(1,585)
Total stockholder’s equity as of end-of-year	$11,986	$10,512	$10,507

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2025	2024	2023
Cash Flows from Operating Activities
Net income (loss)	$965	$2,130	$(1,788)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	746	(276)	4,934
Market risk benefit (gain) loss	(223)	(938)	(1,135)
Sales and maturities (purchases) of trading securities, net	363	325	1,302
Net operating cash payments related to closing Fortitude Re reinsurance transaction	–	–	(1,457)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	629	708	642
Accrued investment income	(32)	(32)	34
Insurance liabilities and reinsurance-related balances	(1,757)	(2,534)	(2,791)
Accrued expenses	81	160	223
Federal income tax accruals	81	701	(563)
Cash management agreement	(61)	(941)	(733)
Other	(105)	(312)	568
Net cash provided by (used in) operating activities	687	(1,009)	(764)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(18,884)	(11,520)	(10,713)
Sales of available-for-sale securities and equity securities	3,223	1,406	3,606
Maturities of available-for-sale securities	10,951	9,338	5,597
Purchases of other investments	(2,093)	(1,371)	(614)
Sales and repayments of other investments	1,136	342	131
Issuance of mortgage loans on real estate	(4,176)	(4,135)	(1,943)
Repayment and maturities of mortgage loans on real estate	2,783	1,669	1,266
Repayment (issuance) of policy loans, net	(148)	(2)	(120)
Net change in collateral on investments, certain derivatives and related settlements	2,111	3,918	(333)
Cash received from disposition, net of cash transferred	–	512	–
Other	128	(300)	(372)
Net cash provided by (used in) investing activities	(4,969)	(143)	(3,495)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	962	–	5
Payment of long-term debt, including current maturities	(225)	(50)	–
Issuance (payment) of short-term debt	(24)	(766)	228
Payment related to sale-leaseback transactions	(7)	(17)	(79)
Proceeds from certain financing arrangements	33	53	86
Payment related to certain financing arrangements	(148)	(137)	(49)
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	–	–	133
Policyholder account balances:
Deposits	21,097	16,046	16,388
Withdrawals	(12,474)	(12,124)	(10,633)
Transfers from (to) separate accounts, net	(794)	(27)	(624)
Common stock issued for benefit plans	(12)	(9)	(7)
Dividends paid to Lincoln National Corporation	(685)	(505)	(495)
Net cash provided by (used in) financing activities	7,723	2,464	4,953
Net increase (decrease) in cash and invested cash	3,441	1,312	694
Cash and invested cash as of beginning-of-year	4,505	3,193	2,499
Cash and invested cash as of end-of-year	$7,946	$4,505	$3,193
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 19.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts presented in the consolidated financial statements for prior year periods in this report have been reclassified to conform to the presentation adopted in the current year.

Effective in the third quarter of 2025, we reclassified the investments in company-owned life insurance (“COLI”) from other assets to other investments on the Consolidated Balance Sheets and the associated income statement activity from other revenues to net investment income on the Statements of Consolidated Comprehensive Income (Loss), which had no impact to total assets, total stockholder’s equity, total net income (loss) or net cash provided by (used in) investing activities in any such prior year period presented in this report.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business.

Sale of Wealth Management Business

On May 6, 2024, our parent company LNC closed the sale of all of the ownership interests in the subsidiaries of LNC that comprised its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation, to Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to the Stock Purchase Agreement entered into between LNC and Osaic on December 14, 2023 (the “Agreement”). LNC received $723 million in cash, inclusive of a post-closing adjustment. LNL was allocated $598 million of the cash proceeds, and we recognized a $454 million pre-tax realized gain for the year ended December 31, 2024, net of transaction expenses.

Transaction expenses for the year ended December 31, 2024, of $27 million were reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). For more information, see Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities, mutual fund shares and closed-end funds. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares. The fair value of unconsolidated sponsored closed-end funds is determined using the net asset value (“NAV”) of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

We review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We primarily focus on properties that experienced a reduction in debt-service coverage or occupancy, as well as properties that have significant tenant rollover risk. We also focus on other qualitative trends, including historical loan performance, investment in the property and borrower behavior. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, COLI, an asset-backed consolidated VIE, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments. For more information on the asset-backed consolidated VIE, see Note 4.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Investment income on alternative investments is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Recognition of investment income on alternative investments is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

We invest in COLI on the lives of certain officers and key employees who have consented to the Company being the beneficiary of such contracts. COLI is carried at the cash surrender value of the policies. Changes in the cash surrender value are reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss). As of December 31, 2025 and 2024, we had $1.2 billion and $663 million of COLI reported within other investments on our Consolidated Balance Sheets.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments on the Consolidated Balance Sheets. Cash collateral a counterparty has posted is recorded within payables for collateral on investments on the Consolidated Balance Sheets. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program and to issue funding agreements. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below. For more information on our funding agreements, see “Policyholder Account Balances” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired

(“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.

In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit (“LOC”) for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets. Amortization of deferred gains and losses is reported within other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We test goodwill for impairment by performing a qualitative assessment. The qualitative assessment considers current events including the economic and regulatory environment, financial performance and industry conditions to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is determined based on our qualitative analysis that it is more likely than not that the fair value is less than the carrying value, we perform a quantitative assessment where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, cash management agreement receivable, certain reinsurance assets, current and deferred taxes, property and equipment, premiums and fees receivable, specifically identifiable intangible assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, operating lease right-of-use (“ROU”) assets, ceded MRB liabilities and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, pension and other employee benefit liabilities, certain reinsurance payables, other policyholder liabilities, certain financing arrangements, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, operating lease liabilities, derivative instrument liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 8 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value, and is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Obligations arising from funding agreements are also reported within policyholder account balances reported on the Consolidated Balance Sheets at amortized cost with the associated interest reported within interest credited on the Consolidated Statements of Comprehensive Income (Loss). The Company issues funding agreements through its funding-agreement-backed notes (“FABN”) program, under secured funding agreement-backed repurchase agreements (“FABRs”) and to the FHLB.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term disability and life waiver group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security, morbidity, incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2025, 2024 and 2023, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $27 million, $40 million and $41 million for the years ended December 31, 2025, 2024 and 2023, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 14.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds and fees earned by our Retirement Plan Services segment on services provided to our mutual fund programs are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Certain services related to our Retirement Plan Services segment, including recordkeeping, administrative and other services, are recorded as revenues based on a contractual percentage of customer account balances over the period services are provided. These revenues, reported primarily within our Annuities segment, were $790 million, $774 million and $715 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of the net settlement related to certain reinsurance-related activity, as net investment income and interest credited are presented gross of reinsurance activity on the Consolidated Statements of Comprehensive Income (Loss), and fees earned from administrative services performed by our Group Protection segment. Administrative services fees are recognized as performance obligations are met over the terms of the underlying agreements and were $236 million, $224 million and $210 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Prior to the sale of the wealth management business in 2024, other revenues also included fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances. The broker-dealer services consisted of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $190 million and $461 million for the years ended December 31, 2024 and 2023, respectively. See “Sale of Wealth Management Business” above for additional information.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. Compensation cost is measured at grant-date fair value and recognized as expense over the required service period, which generally corresponds to the vesting period. We estimate forfeitures and adjust compensation expense accordingly. The fair value of stock options is determined using a Black-Scholes options valuation model, and the fair value of other stock awards is based upon the market value of the stock. The relative total shareholder return (“rTSR”) component of performance shares is valued using a Monte Carlo simulation. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs. Cash received from stock option exercises and cash remitted for employee tax withholding on share-settled awards are reflected in financing activities in the Consolidated Statements of Cash Flows. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of Accounting Standards

The following table provides a description of current period adoptions of Accounting Standards Updates (“ASUs”).

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025 (Annual Filings)	We adopted this ASU effective January 1, 2025. The adoption did not have a material impact on the consolidated financial statements, including disclosures within the Federal Income Taxes Note.

Future Adoption of Accounting Standards

The following table provides a description of future adoptions of ASUs that may have an impact on the consolidated financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the consolidated financial statements.
ASU 2025-06, Intangibles - Goodwill and Other – Internal-Use Software (Topic 350-40): Targeted Improvements to the Accounting for Internal-Use Software	This ASU removes all references to prescriptive and sequential software development stages (referred to as “project stages”) and requires capitalization of software costs when both of the following occur: (i) management has authorized and committed to funding the software project; and (ii) it is probable that the project will be completed and the software will be used to perform the function intended (referred to as the “probable-to-complete recognition threshold”).	January 1, 2028	We are evaluating the impact of this ASU to the consolidated financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2025
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,479	$837	$5,540	$53	$63,723
U.S. government bonds	890	9	32	–	867
State and municipal bonds	2,161	35	231	–	1,965
Foreign government bonds	256	17	50	–	223
RMBS	2,034	45	108	6	1,965
CMBS	2,493	17	87	–	2,423
ABS	16,301	137	210	50	16,178
Hybrid and redeemable preferred securities	228	21	6	1	242
Total fixed maturity AFS securities	$92,842	$1,118	$6,264	$110	$87,586

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$67,991	$560	$6,704	$14	$61,833
U.S. government bonds	427	3	40	–	390
State and municipal bonds	2,391	27	270	–	2,148
Foreign government bonds	277	12	56	–	233
RMBS	1,849	23	162	7	1,703
CMBS	1,713	5	135	–	1,583
ABS	14,103	99	409	24	13,769
Hybrid and redeemable preferred securities	227	25	10	1	241
Total fixed maturity AFS securities	$88,978	$754	$7,786	$46	$81,900

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2025, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$4,357	$4,318
Due after one year through five years	19,875	19,700
Due after five years through ten years	13,373	13,056
Due after ten years	34,409	29,946
Subtotal	72,014	67,020
Structured securities (RMBS, CMBS, ABS)	20,828	20,566
Total fixed maturity AFS securities	$92,842	$87,586

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2025
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$8,529	$1,225	$30,458	$4,315	$38,987	$5,540
U.S. government bonds	427	27	36	5	463	32
State and municipal bonds	143	26	944	205	1,087	231
Foreign government bonds	6	1	135	49	141	50
RMBS	154	7	803	101	957	108
CMBS	408	8	956	79	1,364	87
ABS	3,354	30	3,105	180	6,459	210
Hybrid and redeemable
preferred securities	17	1	54	5	71	6
Total fixed maturity AFS securities	$13,038	$1,325	$36,491	$4,939	$49,529	$6,264

Total number of fixed maturity AFS securities in an unrealized loss position						5,738

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$16,388	$1,290	$29,045	$5,414	$45,433	$6,704
U.S. government bonds	85	3	224	37	309	40
State and municipal bonds	652	61	721	209	1,373	270
Foreign government bonds	29	5	118	51	147	56
RMBS	658	29	724	133	1,382	162
CMBS	475	29	777	106	1,252	135
ABS	2,801	106	3,826	303	6,627	409
Hybrid and redeemable
preferred securities	18	1	93	9	111	10
Total fixed maturity AFS securities	$21,106	$1,524	$35,528	$6,262	$56,634	$7,786

Total number of fixed maturity AFS securities in an unrealized loss position						6,645

(1) As of December 31, 2025 and 2024, we recognized $12 million and $23 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2025
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,318	$829	441
Six months or greater, but less than nine months	337	159	60
Nine months or greater, but less than twelve months	302	119	99
Twelve months or greater	4,985	2,089	889
Total	$7,942	$3,196	1,489

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$5,209	$1,556	780
Six months or greater, but less than nine months	365	195	209
Nine months or greater, but less than twelve months	71	28	36
Twelve months or greater	4,305	2,142	734
Total	$9,950	$3,921	1,759

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $1.5 billion for the year ended December 31, 2025. As discussed further below, we do not believe the unrealized loss position as of December 31, 2025, required an impairment recognized in earnings as: (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2025, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2025, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2025 and 2024, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2025 and 2024, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.0 billion and $2.7 billion, respectively, and a fair value of $2.9 billion and $2.7 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2025 and 2024, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2025, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2025, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	As of or For the Year Ended December 31, 2025
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$14	$7	$24	$1	$46
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	45	–	20	–	65
Additions (reductions) for securities for which
credit losses were previously recognized	26	(1)	7	–	32
Reductions for securities disposed	(7)	–	(1)	–	(8)
Reductions for securities charged off	(25)	–	–	–	(25)
Balance as of end-of-year (2)	$53	$6	$50	$1	$110

	As of or For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$8	$6	$4	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	10	–	15	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	11	1	5	–	17
Reductions for securities disposed	–	–	–	–	–
Reductions for securities charged off	(15)	–	–	–	(15)
Balance as of end-of-year (2)	$14	$7	$24	$1	$46

	As of or For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$9	$7	$4	$1	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	24	1	–	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	(2)	(2)	–	–	(4)
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(21)	–	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$4	$1	$19
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2) As of December 31, 2025, 2024 and 2023, accrued investment income on fixed maturity AFS securities totaled $790 million, $766 million and $814 million, respectively, and was excluded from the estimate of credit losses.

Losses from debt instrument modifications were $25 million and $3 million for the years ended December 31, 2025 and 2024, respectively.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2025	2024
Fixed maturity securities:
Corporate bonds	$1,166	$1,390
State and municipal bonds	13	13
Foreign government bonds	39	41
RMBS	56	63
CMBS	100	108
ABS	273	371
Hybrid and redeemable preferred securities	13	19
Total trading securities	$1,660	$2,005

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2025, 2024 and 2023, was $41 million, $(1) million and $80 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2025			As of December 31, 2024
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,506	$4,628	$22,134	$17,424	$3,387	$20,811
30 to 59 days past due	1	93	94	6	71	77
60 to 89 days past due	5	34	39	–	33	33
90 or more days past due	35	144	179	35	90	125
Allowance for credit losses	(112)	(69)	(181)	(99)	(53)	(152)
Unamortized premium (discount)	(9)	115	106	(6)	83	77
Mark-to-market gains (losses) (1)	(33)	–	(33)	(31)	–	(31)
Total carrying value	$17,393	$4,945	$22,338	$17,329	$3,611	$20,940

(1) Represents the mark-to-market on certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers, and for which we have elected the fair value option. As of December 31, 2025, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $20 million, respectively. As of December 31, 2024, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $21 million, respectively. As of December 31, 2025 and 2024, there were no such mortgage loans on real estate that were more than 90 days past due and still accruing interest. For additional information, see “Fair Value Option” in Note 14.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 28% and 27% of commercial mortgage loans on real estate as of December 31, 2025 and 2024, respectively, and Texas, which accounted for 10% of commercial mortgage loans on real estate as of December 31, 2025 and 2024.

As of December 31, 2025, our residential mortgage loan portfolio had the largest concentrations in New York and Florida, which accounted for 13% and 12% of residential mortgage loans on real estate, respectively. As of December 31, 2024, our residential mortgage loans portfolio had the largest concentrations in California and New York, which accounted for 14% of residential mortgage loans on real estate.

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows, excluding certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers:

	As of December 31, 2025	As of December 31, 2024
Commercial mortgage loans on real estate	$5	$4
Residential mortgage loans on real estate	148	92
Total	$153	$96

We use LTV and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2025	$1,322	1.81	$182	1.41	$11	1.20	$1,515
2024	1,497	1.68	66	1.41	1	2.01	1,564
2023	1,310	1.87	33	1.38	1	1.17	1,344
2022	1,703	2.20	76	1.59	5	1.83	1,784
2021	2,190	3.65	37	1.70	26	4.36	2,253
2020 and prior	9,014	2.53	46	1.38	18	1.86	9,078
Total	$17,036		$440		$62		$17,538

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$1,548	1.73	$83	1.41	$–	–	$1,631
2023	1,317	1.77	44	1.36	–	–	1,361
2022	1,721	2.11	94	1.55	4	1.30	1,819
2021	2,249	3.49	47	1.52	–	–	2,296
2020	1,158	3.33	4	1.53	–	–	1,162
2019 and prior	9,056	2.38	126	1.58	8	1.30	9,190
Total	$17,049		$398		$12		$17,459

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2025
	Performing	Nonperforming	Total
Origination Year
2025	$1,650	$4	$1,654
2024	1,776	64	1,840
2023	440	21	461
2022	425	33	458
2021	381	14	395
2020 and prior	194	12	206
Total	$4,866	$148	$5,014

	As of December 31, 2024
	Performing	Nonperforming	Total
Origination Year
2024	$1,895	$14	$1,909
2023	557	16	573
2022	492	33	525
2021	427	11	438
2020	65	4	69
2019 and prior	136	14	150
Total	$3,572	$92	$3,664

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	As of or For the Year Ended December 31, 2025
	Commercial	Residential	Total
Balance as of beginning-of-year	$99	$53	$152
Additions (reductions) from provision for credit loss
expense (1)	21	16	37
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(8)	–	(8)
Balance as of end-of-year (2)	$112	$69	$181

	As of or For the Year Ended December 31, 2024
	Commercial	Residential	Total
Balance as of beginning-of-year	$86	$28	$114
Additions (reductions) from provision for credit loss
expense (1)	63	25	88
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(50)	–	(50)
Balance as of end-of-year (2)	$99	$53	$152

	As of or For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss
expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

(1) We recognized less than $1 million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2025 and 2024. We recognized $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2023.
(2) Accrued investment income on mortgage loans on real estate totaled $109 million, $94 million and $67 million as of December 31, 2025, 2024 and 2023, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2025 and 2024, alternative investments included investments in 364 and 351 different partnerships, respectively, and represented approximately 3% of total investments. These amounts do not include alternative investments that support funds withheld and modified coinsurance reinsurance agreements where the investment results are passed directly to the reinsurers.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Fixed maturity AFS securities	$4,140	$4,088	$4,961
Trading securities	96	117	158
Equity securities	16	21	13
Mortgage loans on real estate	1,034	881	752
Policy loans	101	93	102
Cash and invested cash	320	227	118
Commercial mortgage loan prepayment
and bond make-whole premiums	22	15	10
Other investments	466	271	230
Investment income	6,195	5,713	6,344
Investment expense	(570)	(606)	(611)
Net investment income	$5,625	$5,107	$5,733

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$–	$–	$(3,805)
State and municipal bonds	–	–	(214)
RMBS	–	–	(74)
CMBS	–	–	(60)
ABS	–	–	(57)
Hybrid and redeemable preferred securities	–	–	(3)
Total intent to sell impairments	$–	$–	$(4,213)

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(64)	$(21)	$(23)
RMBS	1	(1)	1
ABS	(26)	(20)	1
Total credit loss benefit (expense)	$(89)	$(42)	$(21)

(1) For the year ended December 31, 2023, this includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2025		As of December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$7,808	$7,808	$7,069	$7,069
Securities pledged under securities lending agreements (2)	145	139	157	151
Investments pledged for FHLB lending program (3)	–	–	2,650	3,657
Total payables for collateral on investments	$7,953	$7,947	$9,876	$10,877

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 5 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for Federal Home Loan Bank (“FHLB”) related to the lending program are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2025 and 2024, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2025	2024	2023
Collateral payable for derivative investments	$739	$1,942	$1,917
Securities pledged under securities lending agreements	(12)	(48)	(93)
Investments pledged for FHLB lending program	(2,650)	–	(480)
Total increase (decrease) in payables for collateral on investments	$(1,923)	$1,894	$1,344

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2025
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$130	$–	$–	$–	$130
Foreign government bonds	5	–	–	–	5
Equity securities	10	–	–	–	10
Total gross secured borrowings	$145	$–	$–	$–	$145

	As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$144	$–	$–	$–	$144
U.S. government bonds	1	–	–	–	1
Equity securities	12	–	–	–	12
Total gross secured borrowings	$157	$–	$–	$–	$157

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2025, we had not received any collateral and, therefore, had not sold or re-pledged any collateral under these agreements.

We also accept collateral from derivative counterparties in the form of securities that we are permitted to sell or re-pledge. As of
December 31, 2025, the fair value of this collateral received that we are permitted to sell or re-pledge was $2.3 billion, and we had re-pledged $31 million of this collateral to cover our collateral requirements.

Assets Pledged as Collateral

We pledge assets as collateral in connection with derivative, securities lending and repurchase agreements, FABR funding agreements, membership obligations with the FHLB and regulatory deposits. See “Payables for Collateral on Investments” above and “Funding Agreements – FABR Funding Agreements” in Note 11 for additional information. Assets pledged as collateral at carrying value as reported on the Consolidated Balance Sheets were as follows:

	As of December 31, 2025	As of December 31, 2024
Fixed maturity AFS securities	$3,577	$1,736
Trading securities	14	23
Equity securities	10	12
Mortgage loans on real estate	1,217	3,530
Other investments	20	21
Cash and invested cash	63	110
Total assets pledged as collateral	$4,901	$5,432

Investment Commitments

As of December 31, 2025, our investment commitments were $4.6 billion, which included $3.1 billion of LPs, $890 million of mortgage loans on real estate, $390 million of asset-backed variable interest entities and $245 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2025, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and White Chapel V LLC with a fair value of $1.2 billion and $1.1 billion, respectively, or 1% of total investments. As of December 31, 2024, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.5 billion and $1.1 billion, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2025 and 2024, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.2 billion, or 12% and 13%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $11.0 billion and $10.7 billion, respectively, or 8% and 9%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

4. Variable Interest Entities

Consolidated VIEs

Asset-Backed VIE

We are the primary beneficiary of a limited partnership (“LP”) that was formed in September 2025. The activities of this LP are primarily to acquire and hold other LP investments and issue rated notes and a residual tranche to the Company and pass along LP distributions via interest payments. This LP has a carrying value of $210 million as of December 31, 2025. We concluded that the Company is the primary beneficiary as we purchased all of the notes and have the obligation to absorb all benefits or losses that could potentially be significant to the VIE.

The assets of the VIE can only be used to settle obligations of the VIE and do not represent claims against the Company’s assets. The Company’s maximum exposure to loss as a result of its involvement with the VIE is limited to its investment in the VIE and any additional support the Company may choose to provide in the future.

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2025, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 3.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, other than the asset-backed VIE LP discussed above, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $5.5 billion and $5.1 billion as of December 31, 2025 and 2024, respectively.

Sponsored Investment Funds

We invest in certain closed-end funds that we have concluded are VIEs as the equity holders lack power through voting rights to direct the activities of the entity that most significantly impact its economic performance. We determined that we are not the primary beneficiary of the VIEs as we do not have the power to influence the decisions that are most impactful to the performance of the VIEs, and we do not receive all of the economics of the VIEs. Our exposure to loss is limited to the capital we invest in the funds. The carrying amounts of our investments in these funds are recognized in equity securities on the Consolidated Balance Sheets and were $134 million and $5 million as of December 31, 2025 and 2024, respectively.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 14 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity, life insurance and retirement products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity and RILA products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Bond Forwards and Reverse Treasury Locks

We use bond forwards and reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow and fair value hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2025			As of December 31, 2024
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,300	$12	$7	$632	$2	$16
Foreign currency contracts (1)	4,922	380	125	4,738	556	44
Total cash flow hedges	6,222	392	132	5,370	558	60
Fair value hedges:
Interest rate contracts (1)	417	1	–	435	8	16
Foreign currency contracts (1)	25	–	2	25	1	–
Total fair value hedges	442	1	2	460	9	16
Non-Qualifying Hedges
Interest rate contracts (1)	84,814	64	321	75,445	63	439
Foreign currency contracts (1)	289	12	4	348	30	2
Equity market contracts (1)	238,134	15,560	5,685	191,171	13,072	3,879
Credit contracts (1)	17	–	–	57	–	–
LPR ceded derivative (2)	–	202	–	–	190	–
Embedded derivatives:
Reinsurance-related (3)	–	202	–	–	728	–
RILA, fixed indexed annuity
and IUL contracts (4)	–	2,482	15,115	–	1,970	12,449
Total derivative instruments	$329,918	$18,915	$21,259	$272,851	$16,620	$16,845
(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4) Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2025
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$21,508	$17,291	$22,513	$25,219	$–	$86,531
Foreign currency contracts (2)	245	1,380	1,808	1,761	42	5,236
Equity market contracts	169,259	56,126	10,563	7	2,179	238,134
Credit contracts	–	17	–	–	–	17
Total derivative instruments
with notional amounts	$191,012	$74,814	$34,884	$26,987	$2,221	$329,918

(1) As of December 31, 2025, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was January 28, 2030.
(2) As of December 31, 2025, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets (Liabilities)
	As of December 31, 2025	As of December 31, 2024	As of December 31, 2025	As of December 31, 2024
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value (1)	$645	$484	$21	$7

(1) Includes $21 million of unamortized adjustments from discontinued hedges as of December 31, 2025, and none as of December 31, 2024.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$402	$249	$301
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	17	17	212
Foreign currency contracts	208	21	(50)
Change in foreign currency exchange rate adjustment	(411)	220	(169)
Income tax benefit (expense)	40	(54)	2
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	–	(3)	(1)
Foreign currency contracts (1)	57	59	54
Foreign currency contracts (2)	(3)	8	7
Income tax benefit (expense)	(11)	(13)	(13)
Balance as of end-of-year	$213	$402	$249

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2025
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(746)	$5,625	$5,451

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	11	–
Derivatives designated as hedging instruments	–	(11)	–
Foreign currency contracts:
Hedged items	–	3	–
Derivatives designated as hedging instruments	–	(3)	–
Gain or (loss) on cash flow hedging relationships:
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	(3)	57	–

Non-Qualifying Hedges
Interest rate contracts	145	–	–
Foreign currency contracts	(5)	–	–
Equity market contracts	3,091	–	–
Credit contracts	2	–	–
LPR ceded derivative	–	–	(12)
Embedded derivatives:
Reinsurance-related	(510)	–	–
RILA, fixed indexed annuity and IUL contracts	(2,016)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$276	$5,107	$2,100

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(30)	–
Derivatives designated as hedging instruments	–	30	–
Foreign currency contracts:
Hedged items	–	(2)	–
Derivatives designated as hedging instruments	–	2	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	(3)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	8	59	–

Non-Qualifying Hedges
Interest rate contracts	(318)	–	–
Equity market contracts	5,248	–	–
LPR ceded derivative	–	–	16
Embedded derivatives:
Reinsurance-related	189	–	–
RILA, fixed indexed annuity and IUL contracts	(2,943)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(4,934)	$5,733	$5,044

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI
into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI
into income	7	54	–

Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

As of December 31, 2025, $60 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. The reclassification is impacted by both interest rates and foreign currency forward rates, as the cash flow hedges affecting the reclassification include interest rate swaps and foreign currency swaps.

For the years ended December 31, 2025 and 2024, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2025 and 2024, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2025, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we and LLANY have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2025 or 2024.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2025		As of December 31, 2024
	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
S&P Credit Rating of Counterparty
AA-	$2,867	$(3)	$4,006	$(2)
A+	4,613	(15)	2,354	(89)
A	64	–	47	–
A-	240	–	632	–
Total cash collateral	$7,784	$(18)	$7,039	$(91)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2025
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$15,939	$2,684	$18,623
Gross amounts offset	(5,994)	–	(5,994)
Net amount of assets	9,945	2,684	12,629
Gross amounts not offset:
Cash collateral	(7,784)	–	(7,784)
Non-cash collateral (1)	(2,161)	–	(2,161)
Net amount	$–	$2,684	$2,684

Financial Liabilities
Gross amount of recognized liabilities	$150	$15,115	$15,265
Gross amounts offset	(90)	–	(90)
Net amount of liabilities	60	15,115	15,175
Gross amounts not offset:
Cash collateral	(18)	–	(18)
Non-cash collateral	(28)	–	(28)
Net amount	$14	$15,115	$15,129

(1) Excludes excess non-cash collateral received of $1.5 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$13,299	$2,698	$15,997
Gross amounts offset	(3,787)	–	(3,787)
Net amount of assets	9,512	2,698	12,210
Gross amounts not offset:
Cash collateral	(7,039)	–	(7,039)
Non-cash collateral (1)	(2,473)	–	(2,473)
Net amount	$–	$2,698	$2,698

Financial Liabilities
Gross amount of recognized liabilities	$608	$12,449	$13,057
Gross amounts offset	(432)	–	(432)
Net amount of liabilities	176	12,449	12,625
Gross amounts not offset:
Cash collateral	(91)	–	(91)
Non-cash collateral (2)	(85)	–	(85)
Net amount	$–	$12,449	$12,449

(1) Excludes excess non-cash collateral received of $791 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $29 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

6. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
DAC, VOBA and DSI
Variable Annuities	$4,240	$4,104
Fixed Annuities	477	423
Traditional Life	1,208	1,329
UL and Other	6,219	6,146
Group Protection	178	136
Retirement Plan Services	308	288
Other Operations	7	–
Total DAC, VOBA and DSI	$12,637	$12,426

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
DFEL
Variable Annuities	$282	$293
UL and Other (1)	7,266	6,406
Other Operations (2)	57	51
Total DFEL	$7,605	$6,750

(1) We reported $2.6 billion and $2.4 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2025 and 2024, respectively.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $57 million and $51 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2025 and 2024, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,959	$393	$1,294	$5,754	$136	$246
Business acquired (sold) through
reinsurance	–	–	(19)	–	(4)	–
Deferrals	570	124	42	424	143	20
Amortization	(422)	(65)	(137)	(314)	(97)	(19)
Balance as of end-of-year	$4,107	$452	$1,180	$5,864	$178	$247

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,868	$421	$1,332	$5,709	$154	$244
Business acquired (sold) through
reinsurance	–	–	–	(73)	(38)	–
Deferrals	454	44	107	420	134	21
Amortization	(363)	(72)	(145)	(302)	(114)	(19)
Balance as of end-of-year	$3,959	$393	$1,294	$5,754	$136	$246

DAC amortization expense of $1.1 billion, $1.0 billion and $992 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2025
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$13	$35	$366
Deferrals	–	–	1
Amortization	(2)	(7)	(37)
Balance as of end-of-year	$11	$28	$330

	For the Year Ended December 31, 2024
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$15	$42	$402
Deferrals	–	–	2
Amortization	(2)	(7)	(38)
Balance as of end-of-year	$13	$35	$366

VOBA amortization expense of $46 million, $47 million and $53 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2025, was as follows:

2026	$36
2027	31
2028	26
2029	22
2030	20

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$145	$17	$26	$42
Deferrals	1	–	–	20
Amortization	(13)	(3)	(1)	(1)
Balance as of end-of-year	$133	$14	$25	$61

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$157	$20	$28	$26
Deferrals	2	–	1	17
Amortization	(14)	(3)	(3)	(1)
Balance as of end-of-year	$145	$17	$26	$42

DSI amortization expense of $18 million, $21 million and $21 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$293	$6,406	$300	$5,579
Deferrals	15	1,222	19	1,114
Amortization	(26)	(362)	(26)	(287)
Balance as of end-of-year	282	7,266	293	6,406
Less: Reinsurance recoverables	–	2,563	–	2,436
Balance as of end-of-year, net of reinsurance	$282	$4,703	$293	$3,970

DFEL amortization of $388 million, $313 million and $290 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2025, 2024 and 2023, respectively.

7. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2025	2024	2023
Direct insurance premiums and fee income	$14,385	$14,052	$13,661
Reinsurance assumed	34	90	91
Reinsurance ceded	(4,567)	(7,790)	(5,168)
Total insurance premiums and fee income	$9,852	$6,352	$8,584

Direct insurance benefits	$10,856	$10,845	$10,178
Reinsurance ceded	(5,405)	(8,745)	(5,150)
Total benefits	$5,451	$2,100	$5,028

Direct market risk benefit (gain) loss	$(350)	$(2,819)	$(2,309)
Reinsurance ceded	127	1,881	1,174
Total market risk benefit (gain) loss	$(223)	$(938)	$(1,135)

Direct policyholder liability remeasurement (gain) loss	$(154)	$35	$(234)
Reinsurance ceded	55	(55)	67
Total policyholder liability remeasurement (gain) loss	$(99)	$(20)	$(167)

We and LLANY cede insurance to other companies. The portion of our life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek annuity and life reinsurance coverage to limit our exposure to mortality losses and/or to enhance our capital and risk management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2025, the policy for our reinsurance program was to retain no more than $20 million on a single insured life, with the retention on most policies being significantly below that. As the amount we retain varies by policy, we reinsured 25% of the mortality risk on newly issued life insurance contracts in 2025.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Significant reinsurance agreements are discussed below.

LPINE

Effective June 30, 2024, we entered into a reinsurance agreement with Lincoln Pinehurst Reinsurance Company (Bermuda) Limited (“LPINE”), an affiliated reinsurer with reciprocal jurisdiction status in Indiana as of August 8, 2025, to reinsure certain blocks of in-force group protection and fixed annuity products (“Initial LPINE Treaty”). Effective December 31, 2024, the Initial LPINE Treaty was amended to cede additional fixed annuity products and to open the treaty to reinsure the flow of new fixed annuity policies. Effective July 1, 2025, we amended the Initial LPINE Treaty again to cede an additional block of group protection business.

The Initial LPINE Treaty was structured as coinsurance with funds withheld. As significant insurance risk was transferred for the block of group protection products, amounts recoverable from LPINE were $3.9 billion and $3.7 billion as of December 31, 2025 and 2024, respectively. We reported a deferred loss of $37 million and $14 million as of December 31, 2025 and 2024, respectively. Fixed annuities are not life-contingent and do not contain significant insurance risk; therefore, we reported deposit assets of $9.6 billion and $7.9 billion as of December 31, 2025 and 2024, respectively. In this coinsurance with funds withheld reinsurance agreement, we as the ceding company withhold, and therefore retain, the assets backing the reserves and deposit assets.

Effective January 1, 2025, we entered into a second treaty with LPINE to cede the flow of new level term life insurance policies.

We held investments with a carrying value of $13.7 billion and $11.5 billion in support of reserves associated with the LPINE agreement in a funds withheld arrangement as of December 31, 2025 and 2024, respectively, which consisted of the following (in millions):

	As of December 31,
	2025	2024
Fixed maturity AFS securities	$11,272	$9,287
Mortgage loans on real estate	2,115	1,941
Derivative investments	218	190
Accrued investment income	118	97
Total	$13,723	$11,515

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. Effective October 1, 2023, we entered into an agreement with LNBAR that was structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $14.1 billion and $14.2 billion as of December 31, 2025 and 2024, respectively. We reported a deferred gain on the transaction of $3.9 billion and $4.1 billion as of December 31, 2025 and 2024, respectively. We amortized $174 million and $159 million of the deferred gain during 2025 and 2024, respectively. We held other investments and cash and invested cash with a carrying value of $1.5 billion and $1.4 billion as of December 31, 2025 and 2024, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $12.8 billion and $12.2 billion as of December 31, 2025 and 2024, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Reinsurance Company Ltd. (“Fortitude Re”), an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2025.

The agreement between us and Fortitude Re was structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.6 billion as of December 31, 2025 and 2024. We reported a deferred loss on the transaction of $2.5 billion and $2.6 billion as of December 31, 2025 and 2024, respectively. We amortized $92 million and $90 million of the deferred loss during 2025 and 2024, respectively. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we reported deposit assets for these contracts of $2.4 billion and $3.0 billion as of December 31, 2025 and 2024, respectively.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement was structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.8 billion and $4.9 billion as of December 31, 2025 and 2024, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.6 billion and $3.8 billion as of December 31, 2025 and 2024, respectively.

Commonwealth

Effective January 15, 2020, we entered into a coinsurance agreement with Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to reinsure fixed annuity products, which resulted in a net deposit asset of $11.5 billion and $9.5 billion as of December 31, 2025 and 2024, respectively. Commonwealth has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $11.6 billion and $9.0 billion as of December 31, 2025 and 2024, respectively.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $8.1 billion and $8.4 billion as of December 31, 2025 and

2024, respectively. Protective has funded trusts, the balances of which change as a result of ongoing reinsurance activity, to support the business ceded, that totaled $9.3 billion and $9.9 billion as of December 31, 2025 and 2024, respectively.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $1.7 billion and $2.1 billion as of December 31, 2025 and 2024, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2025	2024
Fixed maturity AFS securities	$124	$142
Trading securities	1,121	1,385
Equity securities	43	42
Mortgage loans on real estate	199	232
Derivative investments	24	46
Other investments	56	54
Cash and invested cash	100	147
Accrued investment income	14	18
Other assets	2	1
Total	$1,683	$2,067

The portfolio was supported by $47 million of over-collateralization and a $50 million LOC as of December 31, 2025. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $18 million, $26 million and $33 million of the gain during 2025, 2024 and 2023, respectively.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.4 billion and $1.3 billion as of December 31, 2025 and 2024, respectively. Swiss Re has funded a trust, with a balance of $597 million and $617 million as of December 31, 2025 and 2024, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Hannover Life

Effective October 1, 2023, we entered into a reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) Ltd. (“Hannover Life”) to reinsure certain group annuity contracts, which resulted in net deposit asset of $4.5 billion and $3.0 billion as of December 31, 2025 and 2024, respectively.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $91 million and $95 million as of December 31, 2025 and 2024, respectively.

8. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2025
	Gross Goodwill as of Beginning-of-Year	Accumulated Impairment as of Beginning-of-Year	Net Goodwill as of Beginning-of-Year	Impairment	Net Goodwill as of End-of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning-of-Year	Accumulated Impairment as of Beginning-of-Year	Net Goodwill as of Beginning-of-Year	Impairment	Net Goodwill as of End-of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

2025, 2024 and 2023 Analysis

As of October 1, 2025, 2024 and 2023, respectively, we performed our annual goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2025		As of December 31, 2024
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$79	$100	$75
Group Protection:
VOCRA	576	205	576	175
VODA	31	17	31	15
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$301	$712	$265

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2025, was as follows:

2026	$37
2027	37
2028	37
2029	35
2030	35
Thereafter	225

9. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2025			As of December 31, 2024
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$4,655	$940	$(3,715)	$4,737	$933	$(3,804)
Fixed Annuities	51	175	124	78	110	32
Retirement Plan Services	47	3	(44)	45	3	(42)
Total MRBs	$4,753	$1,118	$(3,635)	$4,860	$1,046	$(3,814)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2025			As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(3,804)	$32	$(42)	$(2,180)	$32	$(30)
Less: Effect of cumulative changes in
non-performance risk	(153)	(33)	–	(1,299)	(58)	(4)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(3,651)	65	(42)	(881)	90	(26)
Issuances	14	–	–	6	–	–
Attributed fees collected	1,481	30	8	1,520	31	8
Benefit payments	(26)	–	–	(34)	–	–
Effect of changes in interest rates	(520)	32	(7)	(1,918)	(70)	(18)
Effect of changes in equity markets	(1,962)	(8)	(7)	(2,277)	(16)	(8)
Effect of changes in equity index volatility	66	7	–	(88)	(5)	–
In-force updates and other changes in MRBs (1)	470	19	3	213	6	8
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	37	15	(1)	7	11	–
Effect of changes in other future expected
assumptions (2)	10	–	1	(199)	18	(6)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(4,081)	160	(45)	(3,651)	65	(42)
Effect of cumulative changes in
non-performance risk	366	(36)	1	(153)	(33)	–
Balance as of end-of-year	(3,715)	124	(44)	(3,804)	32	(42)
Less: Ceded MRB assets (liabilities)	(2,854)	–	(11)	(2,736)	–	(13)
Balance as of end-of-year, net of reinsurance	$(861)	$124	$(33)	$(1,068)	$32	$(29)

Weighted-average age of policyholders (years)	73	70	63	73	70	63
Net amount at risk (3)	$1,639	$354	$2	$1,962	$240	$3

(1)    Consists primarily of changes in MRB assets and liabilities due to the impact of changes in actual to expected policyholder behavior and aggregation impacts related to fund performance and other assumptions.
(2)    Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)    Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Annual Assumption Review

For the year ended December 31, 2025, Variable Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by updates to policyholder behavior and capital market assumptions and other items, partially offset by model enhancements and updates to separate account fee assumptions. For the year ended December 31, 2025, Fixed Annuities and Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions. For the year ended December 31, 2024, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to policyholder GLB utilization assumptions. Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 14 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

10. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2025	2024
Mutual funds and collective investment trusts:
Equity funds:
Domestic	$84,274	$77,740
International	18,262	16,282
Other equity funds	1,505	1,403
Balanced funds	46,561	45,683
Bond funds	24,164	23,399
Money market funds	2,096	1,931
Other funds	1,491	1,321
Exchange-traded funds	323	336
Fixed maturity AFS securities	164	161
Cash and invested cash	35	12
Other investments	1,217	170
Total separate account assets	$180,092	$168,438

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$122,945	$117,998
UL and Other	34,038	28,841
Retirement Plan Services	23,047	21,541
Other Operations (1)	62	58
Total separate account liabilities	$180,092	$168,438

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreement with Protective ($53 million and $49 million as of December 31, 2025 and 2024, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2025			As of or For the Year Ended December 31, 2024
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$117,998	$28,841	$21,541	$113,356	$25,150	$19,699
Gross deposits	6,034	2,646	2,282	4,765	1,483	2,302
Withdrawals	(16,524)	(867)	(3,746)	(14,074)	(477)	(3,378)
Policyholder assessments	(2,650)	(1,000)	(186)	(2,639)	(995)	(182)
Change in market performance	15,922	4,600	3,242	15,548	3,876	3,072
Net transfers from (to) general account	2,165	(182)	(86)	1,042	(196)	28
Balance as of end-of-year	$122,945	$34,038	$23,047	$117,998	$28,841	$21,541

Cash surrender value	$121,531	$31,613	$23,033	$116,612	$26,435	$21,526

11. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Variable Annuities	$40,060	$35,267
Fixed Annuities	28,710	25,941
UL and Other	35,663	36,242
Retirement Plan Services	23,843	23,619
Other (1)	7,628	4,749
Total policyholder account balances	$135,904	$125,818

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($3.5 billion and $4.4 billion as of December 31, 2025 and 2024, respectively) and funding agreements ($3.7 billion and none as of December 31, 2025 and 2024, respectively). See “Funding Agreements” below for more information.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2025
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$35,267	$25,941	$36,242	$23,619
Gross deposits	6,450	4,698	3,544	4,065
Withdrawals	(2,777)	(3,085)	(1,479)	(5,071)
Policyholder assessments	(3)	(59)	(4,412)	(17)
Net transfers from (to) separate account	(1,517)	–	183	540
Interest credited	838	929	1,430	707
Change in fair value of embedded derivative
instruments and other	1,802	286	155	–
Balance as of end-of-year	$40,060	$28,710	$35,663	$23,843

Weighted-average crediting rate	2.3%	3.4%	4.0%	3.0%
Net amount at risk (1)(2)	$1,639	$354	$290,111	$2
Cash surrender value	38,706	27,418	31,329	23,806

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$29,141	$25,330	$36,784	$23,784
Gross deposits	4,756	4,226	3,605	3,407
Withdrawals	(1,321)	(4,825)	(1,438)	(4,495)
Policyholder assessments	(1)	(61)	(4,480)	(14)
Net transfers from (to) separate account	(477)	–	196	251
Interest credited	695	802	1,459	686
Change in fair value of embedded derivative
instruments and other	2,474	469	116	–
Balance as of end-of-year	$35,267	$25,941	$36,242	$23,619

Weighted-average crediting rate	2.1%	3.1%	4.0%	2.9%
Net amount at risk (1)(2)	$1,962	$240	$295,984	$3
Cash surrender value	34,018	24,845	31,992	23,586

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2025
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	4	9
2.01% - 3.00%	464	–	–	–	–	464
3.01% - 4.00%	1,115	–	–	–	–	1,115
4.01% and above	5	–	–	–	–	5
Other (1)	–	–	–	–	–	38,467
Total	$1,589	$–	$–	$–	$4	$40,060

Fixed Annuities
Up to 1.00%	$123	$768	$393	$133	$2,212	$3,629
1.01% - 2.00%	188	210	120	70	8,221	8,809
2.01% - 3.00%	1,282	104	1	2	59	1,448
3.01% - 4.00%	812	–	–	–	–	812
4.01% and above	157	–	–	–	–	157
Other (1)	–	–	–	–	–	13,855
Total	$2,562	$1,082	$514	$205	$10,492	$28,710

UL and Other
Up to 1.00%	$256	$–	$239	$36	$753	$1,284
1.01% - 2.00%	529	–	–	–	2,711	3,240
2.01% - 3.00%	6,309	10	178	–	–	6,497
3.01% - 4.00%	13,918	–	1	–	–	13,919
4.01% and above	3,463	–	–	–	–	3,463
Other (1)	–	–	–	–	–	7,260
Total	$24,475	$10	$418	$36	$3,464	$35,663

Retirement Plan Services
Up to 1.00%	$622	$441	$708	$3,449	$6,919	$12,139
1.01% - 2.00%	481	814	1,711	467	561	4,034
2.01% - 3.00%	1,694	27	496	3	–	2,220
3.01% - 4.00%	3,825	98	7	10	–	3,940
4.01% and above	1,510	–	–	–	–	1,510
Total	$8,132	$1,380	$2,922	$3,929	$7,480	$23,843

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	3	–	–	–	7	10
2.01% - 3.00%	511	–	–	–	–	511
3.01% - 4.00%	1,231	–	–	–	–	1,231
4.01% and above	8	–	–	–	–	8
Other (1)	–	–	–	–	–	33,507
Total	$1,753	$–	$–	$–	$7	$35,267

Fixed Annuities
Up to 1.00%	$298	$801	$540	$255	$2,319	$4,213
1.01% - 2.00%	235	174	150	218	4,728	5,505
2.01% - 3.00%	1,570	27	1	2	37	1,637
3.01% - 4.00%	1,518	–	–	–	–	1,518
4.01% and above	170	–	–	–	–	170
Other (1)	–	–	–	–	–	12,898
Total	$3,791	$1,002	$691	$475	$7,084	$25,941

UL and Other
Up to 1.00%	$264	$–	$226	$122	$486	$1,098
1.01% - 2.00%	543	–	–	–	2,974	3,517
2.01% - 3.00%	6,600	10	151	–	–	6,761
3.01% - 4.00%	14,725	–	1	–	–	14,726
4.01% and above	3,564	–	–	–	–	3,564
Other (1)	–	–	–	–	–	6,576
Total	$25,696	$10	$378	$122	$3,460	$36,242

Retirement Plan Services
Up to 1.00%	$524	$305	$735	$3,332	$5,551	$10,447
1.01% - 2.00%	470	1,001	1,890	942	588	4,891
2.01% - 3.00%	2,195	28	85	1	–	2,309
3.01% - 4.00%	4,272	111	8	12	–	4,403
4.01% and above	1,569	–	–	–	–	1,569
Total	$9,030	$1,445	$2,718	$4,287	$6,139	$23,619

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, non-life contingent payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

Funding Agreements

The following summarizes the types of funding agreements issued by us:

FABN Program

We established a $5.0 billion FABN program in 2024 pursuant to which we may issue unsecured funding agreements to an unaffiliated and unconsolidated special purpose statutory trust (the “Trust”) that will then issue medium-term notes for which payment of interest and principal is secured by such funding agreement. We had funding agreements issued under the program totaling $1.5 billion as of December 31, 2025, compared to none as of December 31, 2024, with original maturities ranging from three to five years.

FABR Funding Agreements

We may issue funding agreements in connection with FABRs. Under an FABR, an unaffiliated and unconsolidated special-purpose entity enters into a repurchase agreement with a bank and uses the proceeds of the repurchase agreement to purchase funding agreements from us that are secured by portfolios of assets pledged to the special-purpose entity. We had secured funding agreements issued totaling $800 million as of December 31, 2025, compared to none as of December 31, 2024, with original maturities of five years. See “Assets Pledged as Collateral” in Note 3 for information on pledged assets.

FHLB Funding Agreements

We are a member of the FHLB of Indianapolis (“FHLBI”) and, through membership, have the ability to issue funding agreements. We had FHLB funding agreements outstanding of $1.5 billion as of December 31, 2025, compared to none as of December 31, 2024, with original maturities of one year or less. The funding agreements are secured by a portfolio of assets pledged to the FHLB. See “Assets Pledged as Collateral” in Note 3 for information on pledged assets.

12. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Payout Annuities (1)	$2,036	$2,008
Traditional Life (1)	3,521	3,504
Group Protection (2)	5,836	5,628
UL and Other (3)	18,597	16,663
Other Operations (4)	9,076	8,958
Other (5)	3,294	3,241
Total future contract benefits	$42,360	$40,002

(1) See “LFPB” below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.4 billion as of December 31, 2025 and 2024) and Swiss Re ($1.9 billion and $1.7 billion as of December 31, 2025 and 2024, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts, primarily related to participating traditional life insurance contracts and incurred but not reported and in course of settlement life insurance liabilities, and are excluded from the following tables.

LFPB

The LFPB represents reserves associated with our limited payment life-contingent annuities and non-participating traditional life insurance contracts (i.e., term insurance). The reserve is the net of present value of expected future policy benefits less present value of expected net premiums as summarized in the following table (in millions, except years):

	As of or For the Year Ended December 31, 2025		As of or For the Year Ended December 31, 2024
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$5,751	$–	$6,084
Less: Effect of cumulative changes in discount
rate assumptions	–	(277)	–	(152)
Beginning balance at original discount rate	–	6,028	–	6,236
Effect of changes in cash flow assumptions (1)	–	(396)	–	(3)
Effect of actual variances from expected experience (2)	–	(38)	–	(45)
Adjusted balance as of beginning-of-year	–	5,594	–	6,188
Issuances	–	282	–	361
Interest accrual	–	233	–	245
Net premiums collected	–	(728)	–	(766)
Flooring impact of LFPB	–	(3)	–	–
Ending balance at original discount rate	–	5,378	–	6,028
Effect of cumulative changes in discount rate assumptions	–	(92)	–	(277)
Balance as of end-of-year	$–	$5,286	$–	$5,751

Present Value of Expected Future Policy Benefits
Balance as of beginning-of-year	$2,008	$9,255	$2,084	$9,637
Less: Effect of cumulative changes in discount
rate assumptions	(251)	(446)	(187)	(202)
Beginning balance at original discount rate (3)	2,259	9,701	2,271	9,839
Effect of changes in cash flow assumptions (1)	(8)	(557)	–	(105)
Effect of actual variances from expected experience (2)	(13)	(31)	3	(68)
Adjusted balance as of beginning-of-year	2,238	9,113	2,274	9,666
Issuances	98	282	102	361
Interest accrual	88	368	87	380
Benefit payments	(206)	(802)	(204)	(706)
Ending balance at original discount rate (3)	2,218	8,961	2,259	9,701
Effect of cumulative changes in discount rate assumptions	(182)	(154)	(251)	(446)
Balance as of end-of-year	$2,036	$8,807	$2,008	$9,255

Net balance as of end-of-year	$2,036	$3,521	$2,008	$3,504
Less: Reinsurance recoverables	1,451	179	1,488	217
Net balance as of end-of-year, net of reinsurance	$585	$3,342	$520	$3,287

Weighted-average duration of future policyholder
benefit liability (years)	8	9	9	9
(1) The cash flow assumption impact to the liability is calculated as the present value of expected future policy benefits less the present value of expected net premiums. For the years ended December 31, 2025 and 2024, the Traditional Life net effect of changes in cash flow assumptions gross of reinsurance reduced the liability by $161 million and $102 million, respectively, primarily associated with favorable updates to mortality assumptions. See “Effect of Annual Assumption Review” below for more information.
(2) For the year ended December 31, 2025, the Traditional Life actual to expected reserve impact on expected net premiums was attributable primarily to mortality and policyholder behavior, which unfavorably impacted the liability by $22 million and $16 million, respectively; and the actual to expected reserve impact on expected future policy benefits was attributable primarily to policyholder behavior and mortality, which favorably impacted the liability by $17 million and $14 million, respectively. For the year ended December 31, 2024, the Traditional Life actual to expected reserve impact on expected net premiums was attributable primarily to mortality, which unfavorably impacted the liability by $60 million, which was partially offset by $15 million primarily related to policyholder behavior; and the actual to expected reserve impact on expected future policy benefits was attributable primarily to mortality, which favorably impacted the liability by $96 million, which was partially offset by $28 million primarily related to policyholder behavior. For the years ended December 31, 2025 and 2024, Payout Annuities did not have any significantly different actual experience compared to expected.
(3) Includes deferred profit liability within Payout Annuities of $92 million, $62 million and $56 million as of December 31, 2025, 2024 and 2023, respectively.

Effect of Annual Assumption Review

For the year ended December 31, 2025, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality and policyholder behavior assumptions.

For the year ended December 31, 2024, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder behavior assumptions.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,271	2,036	3,427	2,008
Traditional Life
Expected future gross premiums	12,735	8,869	13,498	9,075
Expected future benefit payments	12,655	8,807	13,857	9,255

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Payout Annuities
Gross premiums	$99	$108	$116
Interest accretion	88	87	86
Traditional Life
Gross premiums	1,184	1,189	1,183
Interest accretion	135	135	128

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Payout Annuities
Interest accretion rate	4.0%	4.0%
Current discount rate	5.1%	5.4%
Traditional Life
Interest accretion rate	4.9%	4.9%
Current discount rate	4.7%	5.1%

Liability for Future Claims

The liability for future claims represents reserves associated with our group long-term disability and life waiver products. The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$5,628	$5,689
Less: Effect of cumulative changes in discount
rate assumptions	(550)	(490)
Beginning balance at original discount rate	6,178	6,179
Effect of changes in cash flow assumptions	(66)	(2)
Effect of actual variances from expected
experience (1)	(242)	(345)
Adjusted beginning-of-year balance	5,870	5,832
New incidence	1,574	1,641
Interest	195	181
Benefit payments	(1,440)	(1,476)
Ending balance at original discount rate	6,199	6,178
Effect of cumulative changes in discount
rate assumptions	(363)	(550)
Balance as of end-of-year	5,836	5,628
Less: Reinsurance recoverables	3,975	3,771
Balance as of end-of-year, net of reinsurance	$1,861	$1,857

Weighted-average duration of liability for future
claims (years)	5	5

(1) Generally, the experience exhibited for the Group Protection business relates to morbidity and, to a lesser extent, mortality. Group Protection long-duration products have limited exposure to lapse risk, as the liabilities for future claims are limited to those associated with claim reserves. For the years ended December 31, 2025 and 2024, morbidity comprised substantially all of the favorable effect of actual variances from expected experience, as our claims experience was more favorable than assumed.

Effect of Annual Assumption Review

For the year ended December 31, 2025, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to the claim termination rate assumption, partially offset by updates to social security and incurred assumptions.

For the year ended December 31, 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2025		As of December 31, 2024
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,506	$5,836	$7,368	$5,628

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Group Protection
Gross premiums	$3,719	$3,563	$3,549
Interest accretion	195	181	159

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
Group Protection
Interest accretion rate	3.6%	3.3%
Current discount rate	4.7%	5.1%

Additional Liabilities for Other Insurance Benefits

Additional liabilities for other insurance benefits represent reserves associated with our UL and VUL contracts with secondary guarantees, including MoneyGuard®. The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2025	2024
Balance as of beginning-of-year	$16,663	$15,752
Less: Effect of cumulative changes in shadow
balance in AOCI	(1,515)	(853)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	18,178	16,605
Effect of changes in cash flow assumptions	120	207
Effect of actual variances from expected
experience (1)(2)	190	288
Adjusted beginning-of-year balance	18,488	17,100
Interest accrual	923	841
Net assessments collected	1,348	1,288
Benefit payments	(1,076)	(1,051)
Balance as of end-of-year, excluding
shadow balance in AOCI	19,683	18,178
Effect of cumulative changes in shadow
balance in AOCI	(1,086)	(1,515)
Balance as of end-of-year	18,597	16,663
Less: Reinsurance recoverables	11,789	10,748
Balance as of end-of-year, net of reinsurance	$6,808	$5,915

Weighted-average duration of additional liabilities
for other insurance benefits (years)	16	16

(1) For the years ended December 31, 2025 and 2024, the actual to expected reserve impact was attributable primarily to mortality, which unfavorably impacted the liability by $201 million and $273 million, respectively.
(2) For the years ended December 31, 2025 and 2024, the effect of actual variances from expected experience, net of reinsurance, was $93 million and $157 million, respectively.

Effect of Annual Assumption Review

For the year ended December 31, 2025, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder behavior assumptions, partially offset by updates to the morbidity assumption.

For the year ended December 31, 2024, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder behavior and mortality assumptions that were partially offset by updates to capital market assumptions

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
UL and Other
Gross assessments	$3,159	$3,093	$1,221
Interest accretion	923	841	765

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2025	2024
UL and Other
Interest accretion rate	5.5%	5.4%

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2025	2024
Short-Term Debt
Short-term debt (1)	$–	$24
Total short-term debt	$–	$24

Long-Term Debt, Excluding Current Portion
6.03% surplus note, due 2028 (2)(3)	$750	$750
6.56% surplus note, due 2028 (2)(3)	500	500
SOFR + 111 bps surplus note, due 2028 (2)(4)	–	71
SOFR + 226 bps surplus note, due 2028 (5)	–	522
SOFR + 200 bps surplus note, due 2035 (2)(6)	30	30
SOFR + 155 bps surplus note, due 2037 (2)(6)	25	25
4.20% surplus note, due 2037 (2)(6)	50	50
SOFR + 100 bps surplus note, due 2037 (2)(4)	–	154
4.225% surplus note, due 2037 (2)(6)	28	28
4.00% surplus note, due 2037 (2)(6)	30	30
4.50% surplus note, due 2038 (2)(6)	13	13
Total long-term debt	$1,426	$2,173

(1)    The short-term debt represents short-term notes payable to LNC related to the cash management agreement.
(2)    Surplus note issued to LNC.
(3)    Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds the surplus as of the date of note issuance, and subject to approval by the Commissioner.
(4)    In October 2025, we executed the right to repay the surplus notes due 2028 and 2037 in whole totaling $71 million and $154 million, respectively, to LNC due to the restructuring of certain captive reinsurance subsidiaries. See Note 19 for additional information.
(5)    In October 2025, the surplus note was canceled due to the restructuring of certain captive reinsurance subsidiaries. See Notes 19 and 24 for additional information.
(6)    Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Future principal payments due on long-term debt (in millions) as of December 31, 2025, were as follows:

2026	$–
2027	–
2028	1,250
2029	–
2030	–
Thereafter	176
Total	$1,426

Credit Facility

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business. As of December 31, 2025, we had $3 million of LOCs issued and no amount was drawn on the issued LOCs.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2025, LNC was in compliance with all such covenants.

LOCs

On October 1, 2025, LNC terminated its LOC facility agreements set to expire in 2031 as a result of restructuring certain captive reinsurance subsidiaries effective October 1, 2025. See Note 19 for additional information.

14. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$56,426	$7,297	$63,723
U.S. government bonds	848	19	–	867
State and municipal bonds	–	1,965	–	1,965
Foreign government bonds	–	223	–	223
RMBS	–	1,965	–	1,965
CMBS	–	2,338	85	2,423
ABS	–	12,594	3,584	16,178
Hybrid and redeemable preferred securities	31	128	83	242
Trading securities	–	1,331	329	1,660
Equity securities (1)	233	234	28	495
Mortgage loans on real estate	–	–	199	199
Derivative investments (2)	–	16,001	28	16,029
Other investments – short-term investments	–	193	1	194
MRB assets	–	–	4,753	4,753
Other assets:
Ceded MRBs	–	–	19	19
Indexed annuity ceded embedded derivatives	–	–	2,482	2,482
LPR ceded derivative	–	–	202	202
Separate account assets	383	179,709	–	180,092
Total assets	$1,495	$273,126	$19,090	$293,711

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(15,115)	$(15,115)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	358	(156)	202
MRB liabilities	–	–	(1,118)	(1,118)
Other liabilities:
Ceded MRBs	–	–	(2,884)	(2,884)
Derivative liabilities (2)	–	(6,008)	(136)	(6,144)
Total liabilities	$–	$(5,650)	$(19,409)	$(25,059)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$54,945	$6,888	$61,833
U.S. government bonds	370	20	–	390
State and municipal bonds	–	2,148	–	2,148
Foreign government bonds	–	233	–	233
RMBS	–	1,702	1	1,703
CMBS	–	1,575	8	1,583
ABS	–	11,677	2,092	13,769
Hybrid and redeemable preferred securities	47	131	63	241
Trading securities	–	1,746	259	2,005
Equity securities	28	232	34	294
Mortgage loans on real estate	–	–	232	232
Derivative investments (2)	–	13,728	3	13,731
Other investments – short-term investments	–	369	23	392
MRB assets	–	–	4,860	4,860
Other assets:
Ceded MRBs	–	–	14	14
Indexed annuity ceded embedded derivatives	–	–	1,970	1,970
LPR ceded derivative	–	–	190	190
Separate account assets	391	168,047	–	168,438
Total assets	$836	$256,553	$16,637	$274,026

Liabilities
Policyholder account balances – RILA,
fixed annuity and IUL contracts	$–	$–	$(12,449)	$(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	787	(59)	728
MRB liabilities	–	–	(1,046)	(1,046)
Other liabilities:
Ceded MRBs	–	–	(2,763)	(2,763)
Derivative liabilities (2)	–	(4,256)	(139)	(4,395)
Total liabilities	$–	$(3,469)	$(16,456)	$(19,925)

(1) Total investments included in the fair value hierarchy exclude certain closed-end funds that are measured at estimated fair value using the NAV per share (or its equivalent) practical expedient. The estimated fair value of such investments was $134 million as of December 31, 2025.
(2) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 9.

	For the Year Ended December 31, 2025
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,888	$(63)	$19	$(238)	$691	$7,297
RMBS	1	–	1	67	(69)	–
CMBS	8	–	–	84	(7)	85
ABS	2,092	(29)	55	1,651	(185)	3,584
Hybrid and redeemable preferred
securities	63	–	1	19	–	83
Trading securities	259	7	–	35	28	329
Equity securities	34	(9)	–	1	2	28
Mortgage loans on real estate	232	(3)	4	(34)	–	199
Other investments – short-term investments	23	–	–	(22)	–	1
Other assets:
Ceded MRBs (3)	14	5	–	–	–	19
Indexed annuity ceded embedded
derivatives (4)	1,970	222	–	290	–	2,482
LPR ceded derivative (5)	190	12	–	–	–	202
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(12,449)	(2,237)	–	(429)	–	(15,115)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	(59)	(97)	–	–	–	(156)
Other liabilities:
Ceded MRBs (3)	(2,763)	(121)	–	–	–	(2,884)
Derivative liabilities, net	(136)	24	–	4	–	(108)

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,350	$(3)	$2	$696	$(157)	$6,888
State and municipal bonds	5	–	–	–	(5)	–
RMBS	1	–	–	–	–	1
CMBS	8	–	–	19	(19)	8
ABS	1,476	2	23	980	(389)	2,092
Hybrid and redeemable preferred
securities	48	–	3	12	–	63
Trading securities	272	2	–	(18)	3	259
Equity securities	36	(3)	–	–	1	34
Mortgage loans on real estate	288	9	1	(66)	–	232
Other investments – short-term investments	–	–	–	13	10	23
Other assets:
Ceded MRBs (3)	274	(260)	–	–	–	14
Indexed annuity ceded embedded
derivatives (4)	940	227	–	803	–	1,970
LPR ceded derivative (5)	206	(16)	–	–	–	190
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(9,077)	(3,059)	–	(313)	–	(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	–	(59)	–	–	–	(59)
Other liabilities:
Ceded MRBs (3)	(1,149)	(1,614)	–	–	–	(2,763)
Derivative liabilities, net	36	(124)	–	3	(51)	(136)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
	Beginning	Items	(Losses)	Sales,	Into or	Ending
	Asset	Included	in	Maturities,	Out	Asset
	(Liability)	in	OCI	Settlements,	of	(Liability)
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,017	$(2)	$11	$1,345	$(21)	$6,350
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	(5)	1
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(383)	1,476
Hybrid and redeemable preferred
securities	34	–	–	(2)	16	48
Trading securities	568	17	–	(313)	–	272
Equity securities	153	(19)	–	(98)	–	36
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments, net	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2025
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,675	$(1,404)	$(6)	$(473)	$(30)	$(238)
RMBS	67	–	–	–	–	67
CMBS	99	(15)	–	–	–	84
ABS	2,287	(128)	(10)	(383)	(115)	1,651
Hybrid and redeemable preferred
securities	21	(2)	–	–	–	19
Trading securities	171	(75)	(5)	(54)	(2)	35
Equity securities	14	(13)	–	–	–	1
Mortgage loans on real estate	2	(1)	(30)	(5)	–	(34)
Other investments – short-term investments	11	–	(16)	(17)	–	(22)
Other assets – indexed annuity ceded
embedded derivatives	130	–	–	160	–	290
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,541)	–	–	1,112	–	(429)
Derivative liabilities, net	4	–	–	–	–	4

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,646	$(371)	$(2)	$(576)	$(1)	$696
CMBS	19	–	–	–	–	19
ABS	1,438	(82)	–	(319)	(57)	980
Hybrid and redeemable preferred
securities	16	–	–	–	(4)	12
Trading securities	5	1	–	(24)	–	(18)
Equity securities	1	(1)	–	–	–	–
Mortgage loans on real estate	1	(31)	(29)	(7)	–	(66)
Other investments – short-term investments	16	–	(3)	–	–	13
Other assets – indexed annuity ceded
embedded derivatives	134	–	–	669	–	803
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,137)	–	–	824	–	(313)
Other liabilities – derivative liabilities	4	–	(1)	–	–	3

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,030	$(269)	$(34)	$(371)	$(11)	$1,345
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments, net	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)

The following summarizes changes in unrealized gains (losses) included in net income (loss) related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Investments:
Trading securities (1)	$2	$–	$8
Equity securities (1)	(5)	(1)	(16)
Mortgage loans on real estate (1)	(3)	–	(8)
Derivative investments, net (1)	(35)	(121)	1
MRBs, net (2)	197	904	1,071
Other assets – LPR ceded derivative (3)	13	(16)	(6)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (1)	(97)	(59)	–
Embedded derivatives – indexed annuity
and IUL contracts, net (1)	915	1,061	(20)
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Investments:
Fixed maturity AFS securities:
Corporate bonds	$(14)	$(23)	$(6)
State and municipal bonds	–	–	3
ABS	60	(2)	9
Hybrid and redeemable preferred
securities	1	3	1
Mortgage loans on real estate	3	2	4

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2025
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$828	$(137)	$691
RMBS	–	(69)	(69)
CMBS	–	(7)	(7)
ABS	81	(266)	(185)
Trading securities	38	(10)	28
Equity securities	54	(52)	2

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$29	$(186)	$(157)
State and municipal bonds	–	(5)	(5)
CMBS	–	(19)	(19)
ABS	45	(434)	(389)
Trading securities	3	–	3
Equity securities	5	(4)	1
Other investments – short-term investments	10	–	10
Liabilities
Other liabilities – derivative liabilities	–	(51)	(51)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$158	$(179)	$(21)
RMBS	–	(5)	(5)
CMBS	12	–	12
ABS	8	(391)	(383)
Hybrid and redeemable preferred securities	16	–	16
Derivative investments	31	–	31

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2025, 2024 and 2023, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2025:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$673	Discounted cash flow	Liquidity/duration adjustment (2)	0.0%	–	6.2%	1.4%
ABS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.1%	–	1.1%	1.1%
CMBS	41	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.9%	1.8%
Hybrid and redeemable
preferred securities	40	Discounted cash flow	Liquidity/duration adjustment (2)	1.6%	–	1.9%	1.7%
Equity securities	4	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,753	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	93.0%
			Claims utilization factor (5)	50.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	27.0%	15.1%
Other assets:
Ceded MRBs (11)	19
Indexed annuity
ceded embedded
derivatives	2,482	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	202	Discounted cash flow	Lapse (3)	0.1%	–	2.4%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.2%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(15,031)	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,118)	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	93.0%
			Claims utilization factor (5)	50.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.2%	–	1.6%	1.3%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	27.0%	15.1%
Other liabilities – ceded
MRBs (11)	(2,884)

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$185	Discounted cash flow	Liquidity/duration adjustment (2)	0.0%	–	3.1%	1.7%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	–	1.9%	1.9%
ABS	10	Discounted cash flow	Liquidity/duration adjustment (2)	1.3%	–	1.3%	1.3%
Hybrid and redeemable
preferred securities	19	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.9%	1.8%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,860	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	92.0%
			Claims utilization factor (5)	60.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	29.0%	14.5%
Other assets:
Ceded MRBs (11)	14
Indexed annuity
ceded embedded
derivatives	1,970	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	190	Discounted cash flow	Lapse (3)	0.1%	–	2.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.4%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(12,402)	Discounted cash flow	Lapse (3)	0.0%	–	9.0%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,046)	Discounted cash flow	Lapse (3)	1.0%	–	30.0%	(10)
			Utilization of GLB withdrawals (4)	85.0%	–	100.0%	92.0%
			Claims utilization factor (5)	60.0%	–	100.0%	(10)
			Premiums utilization factor (5)	80.0%	–	115.0%	(10)
			Non-performance risk (6)	0.3%	–	2.0%	1.6%
			Mortality (7)			(9)	(10)
			Volatility (8)	1.0%	–	29.0%	14.5%
Other liabilities – ceded
MRBs (11)	(2,763)

(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.
(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.

(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.
(11) The fair value inputs for ceded MRBs are consistent with those used to value MRB assets and liabilities.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

The embedded derivative liability associated with Fortitude Re was excluded from the above table. As discussed in Note 7, this embedded derivative liability was created through a coinsurance with funds withheld reinsurance agreement where the investments supporting the reinsurance agreement were withheld by us and continue to be reported on the Consolidated Balance Sheets. This reinsurance-related embedded derivative is valued as a total return swap with reference to the fair value of the investments held by us. Accordingly, the unobservable inputs utilized in the valuation of the reinsurance-related embedded derivative are a component of the investments supporting the reinsurance agreement that are reported on the Consolidated Balance Sheets.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with guaranteed death benefit (“GDB”) riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of December 31,
	2025	2024
Fair value	$199	$232
Aggregate contractual principal	231	263

For information on current and past due composition and accruing status for loans where we have elected the fair value option, see Note 3.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2025
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$21,636	$21,636	$22,139
Other investments	–	542	5,887	6,429	6,429
Policy loans	–	2,617	–	2,617	2,617

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(36,693)	$(36,693)	$(43,774)
Policyholder account balances – funding agreements	–	(3,778)	–	(3,778)	(3,749)
Long-term debt	–	(1,476)	–	(1,476)	(1,426)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(31,132)	(31,132)	(31,132)

	As of December 31, 2024
	Asset (Liability) Measurement in the			Total
	Fair Value Hierarchy			Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$–	$19,523	$19,523	$20,940
Other investments	–	1,061	5,211	6,272	6,272
Policy loans	–	2,465	–	2,465	2,465

Liabilities
Policyholder account balances – certain investment contracts	$–	$–	$(29,689)	$(29,689)	$(39,137)
Short-term debt	–	(24)	–	(24)	(24)
Long-term debt	–	(2,164)	–	(2,164)	(2,173)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(27,538)	(27,538)	(27,538)

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on internal quality rating, maturity and future income. The ratings for mortgages in good standing are based on occupancy, debt-service coverage, LTV, and forecasted tenancy. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 3 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also include FHLB stock, which is carried at cost and periodically evaluated for impairment based on ultimate recovery of par value, and the investments in COLI, which are recorded at cash surrender value and not required to be included in the table above. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policyholder Account Balances – Certain Investment Contracts and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Policyholder Account Balances – Funding Agreements

The fair value of funding agreements issued under the FABN program is based on quoted market prices. The fair value of secured funding agreements issued under FABRs and funding agreements issued to FHLB is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of funding agreements are classified as Level 2 within the fair value hierarchy. For more information on funding agreements, see Note 11.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

15. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants, and we participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We also sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents, and we participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. These retirement plans are not material to the Company’s results of operations, financial condition or cash flows for the three years ended December 31, 2025.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $105 million, $110 million and $114 million, for the years ended December 31, 2025, 2024 and 2023, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $50 million, $39 million and $22 million for the years ended December 31, 2025, 2024 and 2023, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2025	2024
Total liabilities (1)	$841	$769
Investments dedicated to fund liabilities (2)	287	258

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

16. Stock-Based Incentive Compensation Plans

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Stock options	$2	$5	$7
Performance shares	23	7	12
RSUs	51	49	40
Total	$76	$61	$59

Recognized tax benefit	$13	$10	$9

17. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, tax authorities and other regulatory bodies regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, securities laws, tax laws, laws governing the activities of broker-dealers and registered investment advisers and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2025.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2025, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $150 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a provisional settlement agreement that encompasses policies that are at issue in this case, which also includes all policies at issue in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. On June 16, 2025, the court granted final approval of the provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). As of December 31, 2025, the total provisional settlement amount of $147.5 million, pre-tax, remains accrued.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. On June 16, 2025, the court granted final approval of the Glover provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the Glover provisional settlement. On June 16, 2025, the court granted final approval of the Glover provisional settlement and on June 18, 2025, entered final judgment and dismissed the case. On July 16, 2025, plaintiffs in the TVPX ARS INC., Vida and Iwanski cases appealed the final approval of the provisional settlement to the U.S. Court of Appeals for the Second Circuit. The provisional settlement, which is subject to the outcome of the appeal, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski).

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, No. 17-cv-02592-GJP (E.D. Pa.), filed on February 1, 2017; Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, No. 2:23-cv-2251-GJP (E.D. Pa.), filed on April 20, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on June 12, 2023); and Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, No. 2:24-cv-00053-GJP, filed on November 17, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on January 4, 2024) are consolidated civil actions pending in the Eastern District of Pennsylvania. In each case other than Crayne, plaintiffs purport to own universal life insurance policies or interests in universal life insurance policies originally issued by Jefferson-Pilot (now LNL). In Crayne, plaintiffs purport to own litigation claims concerning universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs in each case allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 (or, in Brighton Trustees, in 2016 and 2017). We are vigorously defending these consolidated matters.

Other Litigation

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Kelly Grink v. Virtua Health and Lincoln National Corporation et al., No. 1:24-cv-09919, is a putative class action filed on October 18, 2024, in the U.S. District Court for the District of New Jersey. On March 7, 2025, plaintiffs filed an amended complaint which, inter alia, added an additional named plaintiff (Steven Molnar) and additional named defendants, including Lincoln Retirement Services Company, LLC, and

[The] Lincoln National Life Insurance Company. Plaintiffs Kelly Grink, Diane Trump and Steven Molnar are participants in Virtua Health’s defined contribution plans. Plaintiffs seek to represent all current and former participants or beneficiaries of Virtua’s 401(k) savings plan and 403(b) retirement program (together, the “Plans”) who invested in the Plans’ fixed annuity option in the six years prior to the filing of this lawsuit. Lincoln offers a fixed annuity investment option to plan participants through its group annuity contract with the Plans. Lincoln also provides recordkeeping and administration services to the Plans. Plaintiffs allege that the Virtua defendants acted in breach of their fiduciary duty including by maintaining the Plans’ investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior alternatives at substantially lower cost. Plaintiffs allege that the Lincoln defendants were at all relevant times fiduciaries to the Plans and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants including the disgorgement of any profits they received as a result of the alleged breaches of fiduciary duty, together with plaintiffs’ attorney’s fees and costs, prejudgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. On April 4, 2025, the Lincoln defendants filed a motion to dismiss. On December 3, 2025, the court granted the Lincoln defendants’ motion, dismissing the Lincoln defendants from the case without prejudice. On January 22, 2026, plaintiffs filed a consent motion to file a second amended complaint and did not include any Lincoln entities as defendants in this matter. Therefore, this matter is no longer pending against Lincoln.

Maria Laurino and Ricardo Miller v. The Valley Hospital and Lincoln National Corporation and The Lincoln National Life Insurance Company, et. al., No. 2:25-cv-15263, is a putative class action lawsuit filed on September 4, 2025 in the U.S. District Court for the District of New Jersey. Plaintiffs are participants in Valley Hospital Health System Partnership Plan (the “Plan”), which is the 401(k) defined contribution plan for The Valley Hospital and affiliated entities. Plaintiffs seek to represent all current and former participants and beneficiaries in the Plan since September 4, 2019. Lincoln offers a fixed annuity investment option to Plan participants through its group annuity contract with the Plan. Lincoln also provides recordkeeping and administration services to the Plan. Plaintiffs allege that The Valley Hospital defendants acted in breach of their fiduciary duty, including by maintaining the Plan’s investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior investment alternatives, and by participating in an alleged fiduciary breach by Lincoln. Plaintiffs allege that the Lincoln defendants were fiduciaries to the Plan and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants, including the disgorgement of profits, attorney’s fees and costs, pre-judgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. On December 18, 2025, plaintiffs filed an amended complaint and did not include any Lincoln entities as defendants in this matter. Therefore, this matter is no longer pending against Lincoln.

Tax Assessment Proceeding

Lincoln National Life Insurance Company v. Township of Radnor, pending in the Court of Common Pleas of Delaware County, Pennsylvania Civil Division, No. 2022-001894, is a de novo appeal filed by LNL on March 21, 2022, regarding a September 30, 2021, Notice of Tax Assessment issued by the Township of Radnor (the “Township”) to LNL for additional business privilege tax for the years 2014-2019/2020 estimate. The assessment was based on an audit undertaken by a third-party auditor and consultant to the Township, following a periodic business review of LNL undertaken by the same individual in 2018. The assessment is comprised of taxes, interest and penalties for the period in question. LNL filed a motion for summary judgment that was denied by the court. The trial of this matter was held in the fourth quarter of 2024. On July 16, 2025, the trial court entered judgment in favor of LNL. On August 15, 2025, the Township filed a notice of appeal in the Commonwealth Court of Pennsylvania.

Reinsurance Disputes

Certain reinsurers have in the past sought, and may in the future seek, rate increases on certain yearly renewable term agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have in the past initiated, and may in the future initiate, legal proceedings against us.

State Guaranty Fund Assessments

State guaranty associations levy assessments on insurance companies doing business within their jurisdictions to cover policyholder losses from insolvent or impaired insurance companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We accrue the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life & Health Insurance Guaranty Associations and the amount of premiums written in each state. We reported the undiscounted expected state guaranty fund assessment liability within other liabilities on the Consolidated Balance Sheets of $41 million and $59 million as of December 31, 2025 and 2024, respectively. The actual amount of assessments levied against us in connection with insurance company insolvencies may vary from this estimate. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. In addition, we reported the related receivable for expected future state premium tax recoveries within other assets on the Consolidated Balance Sheets of $83 million and $96 million as of December 31, 2025 and 2024, respectively. Premium tax recoveries are expected to be realized based on regulations set forth by the various state taxing authorities. The balance sheet position as of December 31, 2025 and 2024, nets to recoveries of $42 million and $37 million, respectively.

PHL Variable Insurance Company, a Connecticut-domiciled life insurer, and its subsidiaries Concord Re, Inc. and Palisado Re, Inc., (collectively, “PHL”) has been in a court-supervised rehabilitation proceeding since May 20, 2024. As reported to the Connecticut Superior Court on December 31, 2025, the Connecticut Insurance Commissioner, acting in the capacity of the rehabilitator for PHL, has determined that a rehabilitation plan is not feasible and that any resolution of PHL’s liabilities is expected to require a liquidation order with a finding of insolvency in order to trigger state guaranty association coverage. As of December 31, 2025, we have not recorded a liability specific to PHL because the amount and timing of any assessments are not reasonably estimable.

Commitments

Operating Leases

As of December 31, 2025 and 2024, we had operating lease ROU assets of $30 million and $49 million, respectively, and associated lease liabilities of $32 million and $49 million, respectively. The weighted-average discount rate was 3.8% and the weighted-average remaining lease term was three years and four years, respectively, as of December 31, 2025 and 2024. Operating lease expense for the years ended December 31, 2025, 2024 and 2023, was $30 million, $35 million and $41 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to operating leases:

	For the Years Ended December 31,
	2025	2024	2023
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease
liabilities	$32	$31	$41

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations	$1	$2	$–

Our future minimum lease payments (in millions) for operating leases as of December 31, 2025, were as follows:

2026	$15
2027	10
2028	8
2029	6
2030	1
Thereafter	–
Total future minimum lease payments	40
Less: Amount representing interest	8
Present value of minimum lease payments	$32

As of December 31, 2025, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2025 and 2024, we had $396 million and $511 million, respectively, of financing arrangements reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2025, were as follows:

2026	$229
2027	135
2028	26
2029	17
2030	12
Thereafter	10
Total future minimum lease payments	429
Less: Amount representing interest	33
Present value of minimum lease payments	$396

Vulnerability from Concentrations

As of December 31, 2025, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 3 and 7, respectively.

18. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain
Other Investments
Balance as of beginning-of-year	$(3,655)	$(3,532)	$(8,526)
Unrealized holding gains (losses)	1,827	(1,294)	2,122
Change in foreign currency exchange rate adjustment	417	(219)	178
Change in future contract benefits and policyholder account balances, net of reinsurance	(814)	1,189	638
Income tax benefit (expense)	(303)	64	(650)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(58)	(173)	(3,425)
Income tax benefit (expense)	12	36	719
Balance as of end-of-year	$(2,482)	$(3,655)	$(3,532)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$402	$249	$301
Unrealized holding gains (losses)	225	38	162
Change in foreign currency exchange rate adjustment	(411)	220	(169)
Income tax benefit (expense)	40	(54)	2
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	54	64	60
Income tax benefit (expense)	(11)	(13)	(13)
Balance as of end-of-year	$213	$402	$249
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$145	$1,069	$1,739
OCI before reclassification	(517)	(1,175)	(854)
Income tax benefit (expense)	111	251	184
Balance as of end-of-year	$(261)	$145	$1,069
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$795	$645	$790
OCI before reclassification	(261)	189	(187)
Income tax benefit (expense)	55	(39)	42
Balance as of end-of-year	$589	$795	$645
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(17)	$(16)	$(17)
OCI before reclassification	4	(1)	1
Income tax benefit (expense)	(1)	–	–
Balance as of end-of-year	$(14)	$(17)	$(16)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(71)	$(182)	$(4,014)	Realized gain (loss)
Associated change in future contract benefits	13	9	589	Benefits
Reclassification before income
tax benefit (expense)	(58)	(173)	(3,425)	Income (loss) before taxes
Income tax benefit (expense)	12	36	719	Federal income tax expense (benefit)
Reclassification, net of income tax	$(46)	$(137)	$(2,706)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$–	$(3)	$(1)	Net investment income
Foreign currency contracts	57	59	54	Net investment income
Foreign currency contracts	(3)	8	7	Realized gain (loss)
Reclassification before income
tax benefit (expense)	54	64	60	Income (loss) before taxes
Income tax benefit (expense)	(11)	(13)	(13)	Federal income tax expense (benefit)
Reclassification, net of income tax	$43	$51	$47	Net income (loss)
19. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services business segments. We also have Other Operations, which includes the financial results for operations that are not directly related to the business segments. The accounting policies of the business segments and Other Operations are the same as those described in Note 1. Our business segments and Other Operations reflect the manner by which our CODM views and manages the business. Our CODM is the President. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth for its clients by providing life insurance products, including term insurance, both single (including UL, corporate-owned UL and bank-owned UL) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies. We have in-force blocks of UL and VUL products with lifetime secondary guarantees, but we no longer offer new sales of UL and VUL products with lifetime guarantees.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes the financial results for operations that are not directly related to our business segments and primarily consists of: investments related to our excess capital; corporate investments; interest expense associated with debt; expenses associated with corporate strategic initiatives; expenses associated with benefit plans; the results of certain disability income business; and our run-off Institutional Pension business in the form of group annuity contracts.

Income (loss) from operations is the internal measure used by our CODM that explains the results of our ongoing operations in a manner that allows for a better understanding of the underlying trends by excluding items that are not necessarily indicative of current operating fundamentals or future performance, and, in most instances, decisions regarding these adjustments do not necessarily relate to the operations of the individual business segments. Income (loss) from operations is used by our CODM to evaluate financial performance, to assess the budgeting and forecasting process and to determine future resource allocation.

Income (loss) from operations is GAAP net income (loss) excluding the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
•Income (loss) from discontinued operations;
•Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
•Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

We use our prevailing corporate federal income tax rate of 21% and an estimated state income tax rate, where applicable, net of the impacts related to dividends-received deduction and foreign tax credits and any other permanent differences for events recognized differently in the consolidated financial statements and federal income tax returns.

We do not report total assets by segment because this is not a metric used by the CODM to allocate resources or evaluate segment performance.

The tables below reconcile our internal measure of performance to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2025
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating Revenues (2)	$4,568	$4,916	$4,745	$1,337	$185	$15,751
Operating Expenses (3)
Benefits and policyholder liability
remeasurement	103	2,603	2,635	–	11	5,352
Interest credited	1,801	903	2	692	80	3,478
Commissions	1,291	326	501	115	5	2,238
General and administrative expenses	532	535	915	342	172	2,496
Interest and debt expense	–	–	–	–	146	146
Other (4)	(156)	330	136	16	3	329
Total operating expenses	3,571	4,697	4,189	1,165	417	14,039
Total federal income tax expense (benefit)	130	19	117	22	(49)	239
Total income (loss) from operations	867	200	439	150	(183)	1,473
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						1,175
Net life insurance product features, pre-tax						(80)
Credit loss-related adjustments, pre-tax						(134)
Investment gains (losses), pre-tax						(36)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (6)						(452)
GLB rider fees ceded to LNBAR, pre-tax						(941)
Gains (losses) on other non-financial
assets, pre-tax (7)						(14)
Other items, pre-tax (8)(9)(10)(11)						(154)
Income tax benefit (expense) related to
the above pre-tax items						128
Total net income (loss)						$965

(1)    Reflects the day one impact of the third quarter 2025 reinsurance transaction. For more information, see Note 7.
(2)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(3)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance.
Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; amortization of deferred loss on business sold through reinsurance; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: DAC capitalization and amortization; taxes, licenses and fees; other intangible amortization; amortization of deferred loss on business sold through reinsurance and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees; DAC capitalization and amortization and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.

(5)    Includes changes in MRBs of $218 million; income allocated to support the cost of hedging or future benefits of $687 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $270 million.
(6)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions.
(7)    Represents impairment of long-lived assets.
(8)    Includes certain legal accruals of $(9) million and regulatory accruals of $2 million.
(9)    Includes severance expense related to initiatives to realign the workforce of $(25) million.
(10)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(54) million of transaction costs related to restructuring certain captive reinsurance subsidiaries, $(25) million related to the sale of the wealth management business and $(22) million related to Life Insurance segment persistency optimization.
(11)    Includes deferred compensation mark-to-market adjustment of $(21) million.

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating Revenues (2)	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Operating Expenses (3)
Benefits and policyholder liability
remeasurement	143	2,732	(785)	–	6	2,096
Interest credited	1,538	909	6	675	32	3,160
Commissions	1,115	442	415	104	–	2,076
General and administrative expenses	495	554	870	340	182	2,441
Interest and debt expense	–	–	–	–	185	185
Other (4)	156	194	153	16	3	522
Total operating expenses	3,447	4,831	659	1,135	408	10,480
Total federal income tax expense (benefit)	172	13	90	20	(49)	246
Total income (loss) from operations	930	144	339	149	(210)	1,352
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						2,085
Net life insurance product features, pre-tax						(237)
Credit loss-related adjustments, pre-tax						(152)
Investment gains (losses), pre-tax						(311)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (6)						203
GLB rider fees ceded to LNBAR, pre-tax						(933)
Gains (losses) on other non-financial
assets, pre-tax (7)						481
Other items, pre-tax (8)(9)(10)(11)						(144)
Income tax benefit (expense) related to
the above pre-tax items						(214)
Total net income (loss)						$2,130

(1)    Reflects the day one impact of the second quarter 2024 reinsurance transaction. For more information, see Note 7.
(2)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(3)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; broker-dealer expenses before the sale of the wealth management business in the second quarter of 2024; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs; amortization of deferred loss on business sold through reinsurance and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization; expenses associated with LOCs and amortization of deferred loss on business sold through reinsurance.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes changes in MRBs of $929 million; income allocated to support the cost of hedging or future benefits of $676 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $480 million.
(6)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions.
(7)    Relates to the sale of the wealth management business. .
(8)    Includes certain legal accruals of $(18) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries associated with the Bankers Life Insurance Company and Colorado Bankers Life Insurance Company insolvencies (see “State Guaranty Fund Assessments” in Note 17 for more information).
(9)    Includes severance expense related to initiatives to realign the workforce of $(74) million.
(10)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives of $(29) million primarily related to the sale of the wealth management business.
(11)    Includes deferred compensation mark-to-market adjustment of $(11) million.

	For the Year Ended December 31, 2023
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (3)	(1,506)	4,103	3,732	–	(871)	5,458
Interest credited	1,254	1,242	5	665	36	3,202
Commissions	972	577	446	87	–	2,082
General and administrative expenses	469	610	846	341	193	2,459
Interest and debt expense	–	–	–	–	190	190
Other (4)	517	18	155	17	4	711
Total operating expenses	1,706	6,550	5,184	1,110	(448)	14,102
Total federal income tax expense (benefit)	79	(62)	79	25	(76)	45
Total income (loss) from operations	840	(126)	297	155	(254)	912
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax (5)						1,640
Net life insurance product features, pre-tax						187
Credit loss-related adjustments, pre-tax						(74)
Investment gains (losses), pre-tax						(4,080)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						(22)
GLB rider fees ceded to LNBAR, pre-tax						(923)
Other items, pre-tax (6)(7)(8)(9)						(163)
Income tax benefit (expense) related to
the above pre-tax items						735
Total net income (loss)						$(1,788)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).

(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Annuities and Other Operations: Reflects the fourth quarter 2023 reinsurance transaction ceding of in-force life-contingent payout fixed annuities and institutional pension business that had no income (loss) from operations impact. See Note 7 for more information on the transaction.
(4)    Other operating expenses include:
Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.
Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Taxes, licenses and fees and reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes changes in MRBs of $1,129 million; income allocated to support the cost of hedging or future benefits of $746 million; and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $(235) million.
(6)    Includes certain legal accruals of $(120) million primarily attributable to a fourth quarter 2023 accrual related to the settlement of cost of insurance litigation.
(7)    Includes severance expense related to initiatives to realign the workforce of $(7) million.
(8)    Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives consisting of $(30) million related to the fourth quarter 2023 reinsurance transaction and $(4) million related to the sale of the wealth management business.
(9)    Includes deferred compensation mark-to-market adjustment of $(2) million.

The tables below reconcile our total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2025
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,568	$4,916	$4,745	$1,337	$185	$15,751
Revenue adjustments from annuity and life
insurance product features	955	(101)	–	–	–	854
Credit loss-related adjustments	(26)	(17)	(3)	(18)	(70)	(134)
Investment gains (losses)	(3)	73	–	(4)	(102)	(36)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(231)	(120)	(77)	–	(24)	(452)
GLB rider fees ceded to LNBAR	(940)	–	–	(1)	–	(941)
Gains (losses) on other non-financial assets	–	–	–	–	(14)	(14)
Total revenues	$4,323	$4,751	$4,665	$1,314	$(25)	$15,028

(1)    Reflects the day one impact of the third quarter 2025 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Revenue adjustments from annuity and life
insurance product features	1,175	(253)	–	–	–	922
Credit loss-related adjustments	(71)	(10)	(4)	(32)	(35)	(152)
Investment gains (losses)	(13)	9	(8)	(70)	(229)	(311)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	104	87	(10)	–	22	203
GLB rider fees ceded to LNBAR	(932)	–	–	(1)	–	(933)
Gains (losses) on other non-financial assets	–	–	–	–	481	481
Total revenues	$4,812	$4,821	$1,066	$1,201	$388	$12,288

(1)    Reflects the day one impact of the second quarter 2024 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2023
	Annuities (1)	Life Insurance	Group Protection	Retirement Plan Services	Other Operations (1)	Total
Operating revenues	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Revenue adjustments from annuity and life
insurance product features	509	(411)	–	1	–	99
Credit loss-related adjustments	(14)	(49)	(4)	(1)	(6)	(74)
Investment gains (losses)	(78)	(3,867)	(6)	(35)	(94)	(4,080)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(76)	55	–	–	(1)	(22)
GLB rider fees ceded to LNBAR	(922)	–	–	(1)	–	(923)
Total revenues (1)	$2,044	$2,090	$5,550	$1,254	$(879)	$10,059

(1)    Includes ceded insurance premiums primarily related to the fourth quarter 2023 reinsurance transaction. For more information, see Note 7.

Other business segment and Other Operations information (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Net Investment Income
Annuities	$2,048	$1,820	$1,744
Life Insurance	2,062	1,870	2,533
Group Protection	361	337	336
Retirement Plan Services	1,012	986	999
Other Operations	142	94	121
Total net investment income	$5,625	$5,107	$5,733

20. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Fixed maturity AFS securities: (1)
Gross gains	$31	$21	$627
Gross losses	(102)	(203)	(428)
Credit loss benefit (expense) (2)	(89)	(42)	(21)
Intent to sell impairments	–	–	(4,213)
Realized gain (loss) on equity securities (3)	(1)	18	(6)
Credit loss benefit (expense) on mortgage loans on
real estate (2)	(37)	(88)	(16)
Credit loss benefit (expense) on reinsurance-related assets (4)(5)	(5)	(20)	(35)
Realized gain (loss) on the mark-to-market on certain
instruments (6)(7)	(615)	(224)	(509)
Indexed product derivative results (8)	125	404	(232)
GLB rider fees ceded to LNBAR and attributed fees	(140)	(132)	(112)
Realized gain (loss) on other non-financial assets (9)	(14)	481	–
Other realized gain (loss)	101	61	11
Total realized gain (loss)	$(746)	$276	$(4,934)

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction. Pursuant to the applicable accounting guidance, the Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 3 and 7 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $11 million, $21 million and $8 million for the years ended December 31, 2025, 2024 and 2023, respectively.
(4) Includes changes in the allowance for credit losses pertaining to reinsurance recoverables and deposit assets.
(5) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(6) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. See Note 7 for additional information.
(7) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(2) million, $7 million and $(11) million for the years ended December 31, 2025, 2024 and 2023, respectively.
(8) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.
(9) For the year ended December 31, 2025, represents impairment of long-lived assets. For the year ended December 31, 2024, relates to the sale of the wealth management business (see Note 1 for additional information).

21. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2025	2024	2023
Commissions	$2,238	$2,076	$2,082
General and administrative expenses	2,549	2,539	2,580
DAC and VOBA deferrals, net of amortization	(231)	(120)	(171)
Broker-dealer expenses	–	160	444
Taxes, licenses and fees	341	370	333
Expenses associated with reserve financing and LOCs	127	67	58
Specifically identifiable intangible asset and
other amortization	158	98	42
Transaction and integration costs related to
mergers, acquisitions and divestitures	25	29	34
Total	$5,207	$5,219	$5,402

22. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2025	2024	2023
Current	$2	$(13)	$(255)
Deferred	101	465	(418)
Federal income tax expense (benefit)	$103	$452	$(673)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2025	Percent	2024	Percent	2023	Percent
Income (loss) before taxes	$1,068		$2,582		$(2,461)
Federal income tax expense (benefit) at
federal statutory rate	224	21%	542	21%	(517)	21%
Effect of:
Tax credits:
Foreign tax credits	(48)	(4%)	(36)	(1%)	(36)	1%
Other tax credits	(5)	0%	(3)	0%	(4)	0%
Nontaxable or nondeductible items:
Tax-preferred investment income (1)	(82)	(8%)	(32)	(1%)	(126)	5%
Share-based compensation expense	2	0%	3	0%	3	0%
Other nontaxable or nondeductible items	12	1%	12	0%	7	0%
Changes in unrecognized tax benefits	–	0%	(34)	(1%)	–	0%
Federal income tax expense (benefit)	$103	10%	$452	18%	$(673)	27%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2025	2024
Current	$168	$338
Deferred	(418)	(217)
Total federal income tax asset (liability)	$(250)	$121

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2025	2024
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$1,104	$1,486
Insurance liabilities and reinsurance-related balances	794	318
Compensation and benefit plans	211	197
Intangibles	14	17
Net unrealized loss on trading securities	17	30
Tax credits	206	141
Net operating losses	336	359
Capital losses	69	56
Deferred gain on reinsurance	348	375
Other	23	$–
Total deferred tax assets	$3,122	$2,979
Deferred Tax Liabilities
DAC and VOBA	$1,746	$1,774
Reinsurance-related embedded derivative assets	42	153
MRB-related activity	171	234
Investment activity	1,581	808
Other	–	227
Total deferred tax liabilities	$3,540	$3,196
Net deferred tax asset (liability)	$(418)	$(217)

As of December 31, 2025, we had $206 million of federal income tax credits, primarily related to foreign tax credits, that can be carried forward to 2030 through 2035. As of December 31, 2025, we had $1.6 billion of net operating losses to carry forward to future years. As of December 31, 2025, we had $329 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018, 2021, 2024 and 2025 and under the Tax Cuts and Jobs Act changes have an unlimited carryforward period. The capital losses arose in tax years 2023 and 2025 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2021. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2025	2024
Balance as of beginning-of-year	$36	$76
Decreases for prior year tax positions	(4)	(40)
Increases for prior year tax positions	–	–
Balance as of end-of-year	$32	$36

As of December 31, 2025 and 2024, $32 million and $31 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $2 million by the end of 2026.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2025, 2024 and 2023, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2025 and 2024.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2025.

23. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends paid to LNC (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII. Effective October 1, 2025, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont V merged with and into Lincoln Reinsurance Company of Vermont IV.

	As of December 31,
	2025	2024
U.S. capital and surplus	$7,931	$7,306

	For the Years Ended December 31,
	2025	2024	2023
U.S. net gain (loss) from operations, after-tax	$(1,824)	$(3,192)	$(2,495)
U.S. net income (loss)	(181)	(2,283)	(2,924)
U.S. cash dividends to LNC	685	491	495

During 2024, we made a $929 million extraordinary dividend in the form of investments to LNC.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory permitted practices allow accounting for fixed income assets that support certain variable annuities at book value. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2024. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2025 and 2024. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2025 and 2024. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2025	2024
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(9)	$(3)
Conservative valuation rate on certain annuities	1	1
Calculation of reserves using continuous CARVM	1	1
Conservative Reg 213 reserves on variable annuity and individual life contracts	18	20
State Permitted Practices
Derivative instruments and equity indexed reserves	$(260)	$(232)
Fixed income assets at book value	259	–
Assets in group fixed annuity contracts held at general account balances	170	304
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	$–	$1,722
LLC notes and variable value surplus notes	1,192	1,320
Excess of loss reinsurance agreements	2,601	541

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2025, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $800 million in 2026 without prior approval from the respective Commissioners of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioners of Insurance.

24. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow information (in millions):

	For the Years Ended December 31,
	2025	2024	2023
Net cash paid (received) for:
Interest	$150	$197	$187
Income taxes	22	(352)	(110)
Non-cash transactions:
Establishment of funds withheld liability in connection with
a reinsurance transaction	(6)	(9,041)	(49)
Extraordinary dividend to LNC in the form of fixed maturity AFS
securities, mortgage loans on real estate and accrued investment income	–	(929)	–
Non-cash dividend to LNC for settlement of an inter-company
tax receivable	(207)	–	–
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance activity	(833)	792	(20,264)
Transition of FHLB lending program to FHLB funding agreements	1,465	–	–

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2025	2024
Assets with affiliates:
Inter-company notes	$365	$905	Fixed maturity AFS securities
Assumed reinsurance contracts	1	1	Policy loans
			Deferred acquisition costs, value of business
Ceded net of assumed reinsurance contracts	(318)	(251)	acquired and deferred sales inducements
Accrued inter-company interest receivable	5	6	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	20,847	20,468	for credit losses
			Deposit assets, net of allowance for
Ceded reinsurance contracts	9,642	7,896	credit losses
Ceded reinsurance contracts	449	415	Other assets
Cash management agreement	1,859	1,798	Other assets
Service agreement receivable	1	1	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	15	15	Future contract benefits
Assumed reinsurance contracts	332	344	Policyholder account balances
Cash management agreement	–	24	Short-term debt
Inter-company long-term debt	1,426	2,173	Long-term debt
Ceded reinsurance contracts	21,745	19,143	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	2,477	2,547	Other liabilities
Accrued inter-company interest payable	2	5	Other liabilities
Service agreement payable	54	59	Other liabilities
Assumed/ceded reinsurance contracts	4,043	4,226	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	931	1,267	Accumulated other comprehensive
assumed/ceded reinsurance contracts			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2025	2024	2023
Revenues with affiliates:
Premiums and fees received on assumed (paid on
ceded) reinsurance contracts	$(2,263)	$(5,427)	$(498)	Insurance premiums and fee income
Fees for management of general account	(85)	(97)	(156)	Net investment income
Net investment income on ceded funds
withheld treaties	(242)	(260)	(238)	Net investment income
Net investment income on inter-company notes	44	63	65	Net investment income
Cash management agreement activity	69	59	11	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Reinsurance-related settlements	9	305	1,717	Realized gain (loss)
Other gains (losses)	(341)	289	(9)	Realized gain (loss)
Amortization of deferred gain on reinsurance
contracts	183	167	17	Other revenues
Other revenues	(714)	(475)	(171)	Other revenues

Benefits and expenses with affiliates:
(Recoveries) benefits on ceded reinsurance
contracts	(2,580)	(5,844)	(507)	Benefits
Interest credited on assumed reinsurance contracts
(interest recoveries on ceded reinsurance contracts)	(222)	(229)	12	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	149	1,740	1,129	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	92	209	–	(gain) loss
Ceded reinsurance contracts	(159)	(76)	(13)	Commissions and other expenses
Amortization of deferred loss on reinsurance contracts
contracts	15	5	–	Commissions and other expenses
Service agreement payments (receipts)	(6)	(7)	(17)	Commissions and other expenses
Interest expense on inter-company debt	118	146	148	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. LNL is currently subject to a borrowing and lending limit of 3% of our admitted assets as of December 31, 2025. LLANY may borrow from LNC less than 2% of its admitted assets as of December 31, 2025, but may not lend any amounts to LNC.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 7, we cede insurance contracts to LNBAR and LPINE. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR and certain group protection and fixed annuity products as well as the flow of new level term life insurance policies to LPINE.

Substantially all reinsurance ceded to affiliated and subsidiary companies is with either a reciprocal jurisdiction reinsurer or unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. See Note 13 for additional information on our credit facility, which allows for borrowing or issuances of LOCs.

Tax Sharing Agreement

We participate in a tax sharing agreement with LNC, as described in Note 1. As of December 31, 2025 and 2024, we had a receivable due from LNC of $62 million and $14 million, respectively, for federal income taxes under the tax sharing agreement, which is included in other assets on the Consolidated Balance Sheets.

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Flexible Premium Variable Life Account M
Statements of assets and liabilities
December 31, 2025

Subaccount	Investments ($)	Contract Purchases Due From The Lincoln National Life Insurance Company ($)	Total Assets ($)	Net Assets ($)

AB VPS Discovery Value Portfolio - Class A	87,785,637	—	87,785,637	87,785,637
AB VPS International Value Portfolio - Class A	11,270,895	—	11,270,895	11,270,895
AB VPS Large Cap Growth Portfolio - Class A	5,323,236	—	5,323,236	5,323,236
AB VPS Relative Value Portfolio - Class A	18,624,977	—	18,624,977	18,624,977
AB VPS Sustainable Global Thematic Portfolio - Class A	25,736,196	—	25,736,196	25,736,196
American Funds® IS Asset Allocation Fund - Class 4	24,450	—	24,450	24,450
American Funds® IS Capital Income Builder - Class 4	10,660	—	10,660	10,660
American Funds® IS Capital World Growth and Income Fund - Class 2	206,622	—	206,622	206,622
American Funds® IS Global Growth Fund - Class 2	312,687,661	—	312,687,661	312,687,661
American Funds® IS Global Growth Fund - Class 4	10,705	—	10,705	10,705
American Funds® IS Global Small Capitalization Fund - Class 2	160,357,610	—	160,357,610	160,357,610
American Funds® IS Global Small Capitalization Fund - Class 4	1,079	—	1,079	1,079
American Funds® IS Growth Fund - Class 2	1,046,369,488	—	1,046,369,488	1,046,369,488
American Funds® IS Growth Fund - Class 4	251,355	—	251,355	251,355
American Funds® IS Growth-Income Fund - Class 2	846,848,637	—	846,848,637	846,848,637
American Funds® IS Growth-Income Fund - Class 4	19,539	—	19,539	19,539
American Funds® IS International Fund - Class 2	330,822,518	—	330,822,518	330,822,518
American Funds® IS International Fund - Class 4	43,112	—	43,112	43,112
American Funds® IS New World Fund - Class 4	74,226	—	74,226	74,226
American Funds® IS Washington Mutual Investors Fund - Class 4	88,135	—	88,135	88,135
ClearBridge Variable Growth Portfolio - Class II	788	—	788	788
ClearBridge Variable Mid Cap Portfolio - Class I	58,610,294	—	58,610,294	58,610,294
ClearBridge Variable Mid Cap Portfolio - Class II	90	—	90	90
Columbia VP Commodity Strategy Fund - Class 2	961	—	961	961
Columbia VP Strategic Income Fund - Class 2	1,463	—	1,463	1,463
DWS Alternative Asset Allocation VIP Portfolio - Class A	26,336,714	—	26,336,714	26,336,714
DWS Equity 500 Index VIP Portfolio - Class A	64,661,899	—	64,661,899	64,661,899
DWS Small Cap Index VIP Portfolio - Class A	12,414,586	—	12,414,586	12,414,586
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	377,543	—	377,543	377,543
Fidelity® VIP Balanced Portfolio - Service Class 2	34,733	—	34,733	34,733
Fidelity® VIP Contrafund® Portfolio - Initial Class	23,452,667	—	23,452,667	23,452,667
Fidelity® VIP Contrafund® Portfolio - Service Class	478,555,448	—	478,555,448	478,555,448
Fidelity® VIP Contrafund® Portfolio - Service Class 2	70,978	—	70,978	70,978
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,340,114	—	2,340,114	2,340,114
Fidelity® VIP Equity-Income Portfolio - Service Class	7,360,587	—	7,360,587	7,360,587
Fidelity® VIP Financials Portfolio - Initial Class	36,159	—	36,159	36,159
Fidelity® VIP Growth Opportunities Portfolio - Service Class	8,469,097	—	8,469,097	8,469,097
Fidelity® VIP Growth Portfolio - Service Class	212,532,194	—	212,532,194	212,532,194
Fidelity® VIP Growth Portfolio - Service Class 2	126,185	—	126,185	126,185
Fidelity® VIP Health Care Portfolio - Initial Class	33,460	—	33,460	33,460
Fidelity® VIP High Income Portfolio - Service Class	2,069,940	—	2,069,940	2,069,940
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	792,177	—	792,177	792,177
Fidelity® VIP Mid Cap Portfolio - Service Class	225,753,969	—	225,753,969	225,753,969
Fidelity® VIP Mid Cap Portfolio - Service Class 2	20,953	—	20,953	20,953
Fidelity® VIP Overseas Portfolio - Service Class	9,764,409	—	9,764,409	9,764,409
Fidelity® VIP Strategic Income Portfolio - Service Class 2	6,318	—	6,318	6,318
Fidelity® VIP Technology Portfolio - Initial Class	464,140	—	464,140	464,140
First Trust Capital Strength Hedged Equity Portfolio - Class I	628,145	—	628,145	628,145
First Trust Capital Strength Portfolio - Class I	946,100	—	946,100	946,100
First Trust International Developed Capital Strength Portfolio - Class I	12,497	—	12,497	12,497
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1,038,090	—	1,038,090	1,038,090
Franklin Income VIP Fund - Class 1	219,602,309	—	219,602,309	219,602,309
Franklin Mutual Shares VIP Fund - Class 1	98,936,070	—	98,936,070	98,936,070
Franklin Rising Dividends VIP Fund - Class 4	4,825	—	4,825	4,825
Franklin Small-Mid Cap Growth VIP Fund - Class 1	20,253,874	—	20,253,874	20,253,874
Franklin Small-Mid Cap Growth VIP Fund - Class 4	38,387	—	38,387	38,387
Goldman Sachs VIT Government Money Market Fund - Service Shares	16,113	—	16,113	16,113
Invesco V.I. American Franchise Fund - Series I Shares	16,754,155	—	16,754,155	16,754,155
Invesco V.I. Core Equity Fund - Series I Shares	17,841,003	—	17,841,003	17,841,003
Invesco V.I. Core Plus Bond Fund - Series I Shares	717,374	—	717,374	717,374
Invesco V.I. Diversified Dividend Fund - Series II Shares	92	—	92	92
Invesco V.I. EQV International Equity Fund - Series I Shares	44,939,752	—	44,939,752	44,939,752
Invesco V.I. International Growth Fund - Series II Shares	9,805	—	9,805	9,805
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	72,889	—	72,889	72,889
Janus Henderson Balanced Portfolio - Institutional Shares	11,520,589	—	11,520,589	11,520,589
Janus Henderson Balanced Portfolio - Service Shares	9,590,278	—	9,590,278	9,590,278
Janus Henderson Enterprise Portfolio - Service Shares	4,798,700	—	4,798,700	4,798,700
Janus Henderson Global Research Portfolio - Institutional Shares	12,676,277	—	12,676,277	12,676,277
Janus Henderson Global Research Portfolio - Service Shares	2,650,781	—	2,650,781	2,650,781
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	5,942,049	—	5,942,049	5,942,049
Lincoln Hedged S&P 500 Conservative Fund - Service Class	419,203	—	419,203	419,203
Lincoln Hedged S&P 500 Fund - Service Class	758,839	—	758,839	758,839
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	68,245	—	68,245	68,245
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	217,500,247	—	217,500,247	217,500,247
LVIP American Balanced Allocation Fund - Standard Class	13,489,831	—	13,489,831	13,489,831
LVIP American Century Balanced Fund - Standard Class II	83,824,849	—	83,824,849	83,824,849
LVIP American Century Inflation Protection Fund - Standard Class II	12,377,502	—	12,377,502	12,377,502
LVIP American Century Ultra® Fund - Service Class	56,469	—	56,469	56,469
LVIP American Century Ultra® Fund - Standard Class	151,355,137	—	151,355,137	151,355,137
LVIP American Growth Allocation Fund - Service Class	4,081	—	4,081	4,081
LVIP American Growth Allocation Fund - Standard Class	104,634,318	—	104,634,318	104,634,318
LVIP American Income Allocation Fund - Standard Class	9,680,648	—	9,680,648	9,680,648
LVIP Baron Growth Opportunities Fund - Service Class	95,073,671	—	95,073,671	95,073,671
LVIP Baron Growth Opportunities Fund - Standard Class	7,021,919	—	7,021,919	7,021,919
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	57,516,612	—	57,516,612	57,516,612
LVIP BlackRock Equity Dividend Fund - Service Class	35,560	—	35,560	35,560
LVIP BlackRock Equity Dividend Fund - Standard Class	128,931,593	—	128,931,593	128,931,593
LVIP BlackRock Global Allocation Fund - Service Class	899	—	899	899
LVIP BlackRock Global Allocation Fund - Standard Class	426,471,103	—	426,471,103	426,471,103
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	46,152,139	—	46,152,139	46,152,139
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	88,199,988	—	88,199,988	88,199,988
LVIP BlackRock Real Estate Fund - Service Class	13,719	—	13,719	13,719
LVIP BlackRock Real Estate Fund - Standard Class	49,801,794	—	49,801,794	49,801,794
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	22,607,903	—	22,607,903	22,607,903
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	14,905,770	—	14,905,770	14,905,770
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	12,881,265	—	12,881,265	12,881,265
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	3,374,780	—	3,374,780	3,374,780
LVIP Dimensional International Core Equity Fund - Service Class	5,346	—	5,346	5,346
LVIP Dimensional International Core Equity Fund - Standard Class	65,517,256	—	65,517,256	65,517,256
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	17,059,742	—	17,059,742	17,059,742
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	72,416,796	—	72,416,796	72,416,796
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	68,029,581	—	68,029,581	68,029,581
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	19,545,908	—	19,545,908	19,545,908
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	154,737	—	154,737	154,737
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	129,485,644	—	129,485,644	129,485,644
LVIP Franklin Templeton Core Bond Fund - Service Class	70,222	—	70,222	70,222
LVIP Franklin Templeton Core Bond Fund - Standard Class	390,712,023	—	390,712,023	390,712,023
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	11,536,294	—	11,536,294	11,536,294
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	6,029	—	6,029	6,029
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	86,045,356	—	86,045,356	86,045,356
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	61,628,379	—	61,628,379	61,628,379
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	12,764	—	12,764	12,764
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	110,963,019	—	110,963,019	110,963,019
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	8,527	—	8,527	8,527
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	114,786,789	—	114,786,789	114,786,789
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	54,348,274	—	54,348,274	54,348,274
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	146,263,980	—	146,263,980	146,263,980
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	108,932,606	—	108,932,606	108,932,606
LVIP Government Money Market Fund - Standard Class	100,548,321	25,963,415	126,511,736	126,511,736
LVIP JPMorgan High Yield Fund - Service Class	14,834	—	14,834	14,834
LVIP JPMorgan High Yield Fund - Standard Class	120,580,645	—	120,580,645	120,580,645
LVIP JPMorgan Retirement Income Fund - Standard Class	869,787	—	869,787	869,787
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	22,259,787	—	22,259,787	22,259,787
LVIP JPMorgan Short Duration Bond Fund - Standard Class	124,213,985	—	124,213,985	124,213,985
LVIP Loomis Sayles Global Growth Fund - Standard Class	2,915,244	—	2,915,244	2,915,244
LVIP MFS International Growth Fund - Service Class	69,817	—	69,817	69,817
LVIP MFS International Growth Fund - Standard Class	148,188,716	—	148,188,716	148,188,716
LVIP MFS Value Fund - Service Class	104,310	—	104,310	104,310
LVIP MFS Value Fund - Standard Class	362,911,982	—	362,911,982	362,911,982
LVIP Mondrian Global Income Fund - Standard Class	29,353,680	—	29,353,680	29,353,680
LVIP Mondrian International Value Fund - Service Class	59,355	—	59,355	59,355
LVIP Mondrian International Value Fund - Standard Class	73,541,149	—	73,541,149	73,541,149
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,210,378	—	1,210,378	1,210,378
LVIP Nomura Diversified Floating Rate Fund - Standard Class	46,834,581	—	46,834,581	46,834,581
LVIP Nomura High Yield Fund - Standard Class	19,362,310	—	19,362,310	19,362,310
LVIP Nomura Mid Cap Value Fund - Service Class	46,206	—	46,206	46,206
LVIP Nomura Mid Cap Value Fund - Standard Class	50,569,523	—	50,569,523	50,569,523
LVIP Nomura SMID Cap Core Fund - Service Class	3,448	—	3,448	3,448
LVIP Nomura SMID Cap Core Fund - Standard Class	120,140,181	—	120,140,181	120,140,181
LVIP Nomura Social Awareness Fund - Standard Class	21,604,256	—	21,604,256	21,604,256
LVIP Nomura U.S. Growth Fund - Service Class	8,820	—	8,820	8,820
LVIP Nomura U.S. Growth Fund - Standard Class	70,311,054	—	70,311,054	70,311,054
LVIP Nomura U.S. REIT Fund - Service Class	33,943	—	33,943	33,943
LVIP Nomura U.S. REIT Fund - Standard Class	86,408,443	—	86,408,443	86,408,443
LVIP PIMCO Low Duration Bond Fund - Standard Class	13,547,271	—	13,547,271	13,547,271
LVIP SSGA Bond Index Fund - Service Class	333,023	—	333,023	333,023
LVIP SSGA Bond Index Fund - Standard Class	163,202,497	—	163,202,497	163,202,497
LVIP SSGA Conservative Index Allocation Fund - Standard Class	43,819,987	—	43,819,987	43,819,987
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	66,762	—	66,762	66,762
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2,264,220	—	2,264,220	2,264,220
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	25,672,344	—	25,672,344	25,672,344
LVIP SSGA International Index Fund - Service Class	303,849	—	303,849	303,849
LVIP SSGA International Index Fund - Standard Class	163,477,642	—	163,477,642	163,477,642
LVIP SSGA International Managed Volatility Fund - Standard Class	15,660,794	—	15,660,794	15,660,794
LVIP SSGA Mid-Cap Index Fund - Service Class	154,174	—	154,174	154,174
LVIP SSGA Mid-Cap Index Fund - Standard Class	14,394,121	—	14,394,121	14,394,121
LVIP SSGA Moderate Index Allocation Fund - Standard Class	241,064,085	—	241,064,085	241,064,085
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	281,635,617	—	281,635,617	281,635,617
LVIP SSGA Nasdaq-100 Index Fund - Service Class	53,562	—	53,562	53,562
LVIP SSGA S&P 500 Index Fund - Service Class	1,074,156	—	1,074,156	1,074,156
LVIP SSGA S&P 500 Index Fund - Standard Class	2,261,754,469	—	2,261,754,469	2,261,754,469
LVIP SSGA Short-Term Bond Index Fund - Standard Class	5,598,808	—	5,598,808	5,598,808
LVIP SSGA Small-Cap Index Fund - Service Class	100,222	—	100,222	100,222
LVIP SSGA Small-Cap Index Fund - Standard Class	209,445,794	—	209,445,794	209,445,794
LVIP Structured Conservative Allocation Fund - Standard Class	18,638,207	—	18,638,207	18,638,207
LVIP Structured Moderate Allocation Fund - Standard Class	133,233,305	—	133,233,305	133,233,305
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	116,840,982	—	116,840,982	116,840,982
LVIP T. Rowe Price 2020 Fund - Standard Class	1,534,267	—	1,534,267	1,534,267
LVIP T. Rowe Price 2030 Fund - Standard Class	8,611,671	—	8,611,671	8,611,671
LVIP T. Rowe Price 2040 Fund - Standard Class	16,469,576	—	16,469,576	16,469,576
LVIP T. Rowe Price 2050 Fund - Standard Class	16,271,061	—	16,271,061	16,271,061
LVIP T. Rowe Price 2060 Fund - Standard Class	29,295,688	—	29,295,688	29,295,688
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	55,223	—	55,223	55,223
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	135,914,872	—	135,914,872	135,914,872
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	12,512,889	—	12,512,889	12,512,889
LVIP Vanguard Bond Allocation Fund - Standard Class	175,538,711	—	175,538,711	175,538,711
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,307	—	1,307	1,307
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	347,462,489	—	347,462,489	347,462,489
LVIP Vanguard International Equity ETF Fund - Service Class	52,653	—	52,653	52,653
LVIP Vanguard International Equity ETF Fund - Standard Class	218,005,133	—	218,005,133	218,005,133
LVIP Wellington SMID Cap Value Fund - Service Class	132	—	132	132
LVIP Wellington SMID Cap Value Fund - Standard Class	64,952,358	—	64,952,358	64,952,358
M Capital Appreciation Fund	2,207,170	—	2,207,170	2,207,170
M International Equity Fund	2,801,329	—	2,801,329	2,801,329
M Large Cap Growth Fund	4,300,388	—	4,300,388	4,300,388
M Large Cap Value Fund	3,402,116	—	3,402,116	3,402,116
MFS® VIT Growth Series - Initial Class	134,499,743	—	134,499,743	134,499,743
MFS® VIT Growth Series - Service Class	3,513	—	3,513	3,513
MFS® VIT New Discovery Series - Initial Class	2,567,695	—	2,567,695	2,567,695
MFS® VIT Total Return Series - Initial Class	112,323,616	—	112,323,616	112,323,616
MFS® VIT Utilities Series - Initial Class	71,345,656	—	71,345,656	71,345,656
MFS® VIT Utilities Series - Service Class	27,921	—	27,921	27,921
MFS® VIT II Core Equity Portfolio - Initial Class	4,457,545	—	4,457,545	4,457,545
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	19,390,875	—	19,390,875	19,390,875
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	5,914,048	—	5,914,048	5,914,048
Neuberger Berman AMT Quality Equity Portfolio - I Class	1,717,356	—	1,717,356	1,717,356
Nomura VIP Emerging Markets Series - Service Class	71,663	—	71,663	71,663
Nomura VIP Emerging Markets Series - Standard Class	202,863,051	—	202,863,051	202,863,051
Nomura VIP Energy Series - Service Class	969	—	969	969
Nomura VIP High Income Series - Service Class	2,524	—	2,524	2,524
Nomura VIP Science and Technology Series - Service Class	3,400	—	3,400	3,400
Nomura VIP Small Cap Growth Series - Service Class	4,030	—	4,030	4,030
Nomura VIP Small Cap Value Series - Service Class	590	—	590	590
Nomura VIP Small Cap Value Series - Standard Class	139,896,573	—	139,896,573	139,896,573
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	41,666,683	—	41,666,683	41,666,683
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	689	—	689	689
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	3,145	—	3,145	3,145
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	7,128	—	7,128	7,128
Putnam VT George Putnam Balanced Fund - Class IA	4,948,695	—	4,948,695	4,948,695
Putnam VT Global Health Care Fund - Class IB	2,415,416	—	2,415,416	2,415,416
Putnam VT Large Cap Value Fund - Class IB	3,514,576	—	3,514,576	3,514,576
Templeton Foreign VIP Fund - Class 1	1,153,450	—	1,153,450	1,153,450
Templeton Foreign VIP Fund - Class 2	2,487,485	—	2,487,485	2,487,485
Templeton Global Bond VIP Fund - Class 1	80,933,618	—	80,933,618	80,933,618
Templeton Global Bond VIP Fund - Class 4	4,616	—	4,616	4,616
Templeton Growth VIP Fund - Class 1	8,130,775	—	8,130,775	8,130,775
Templeton Growth VIP Fund - Class 2	1,316,028	—	1,316,028	1,316,028
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	92,742	—	92,742	92,742
TOPS® Balanced ETF Portfolio - Class 2 Shares	7,390,174	—	7,390,174	7,390,174
TOPS® Balanced ETF Portfolio - Service Class Shares	2,874,093	—	2,874,093	2,874,093
TOPS® Growth ETF Portfolio - Class 2 Shares	21,647	—	21,647	21,647
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	23,326,783	—	23,326,783	23,326,783
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	4,234,045	—	4,234,045	4,234,045
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of operations
Year Ended December 31, 2025

Subaccount	Dividends from Investment Income ($)	Mortality and Expense Guarantee Charges ($)	Net Investment Income (Loss) ($)	Net Realized Gain (Loss) on Investments ($)	Dividends from Net Realized Gain on Investments ($)	Total Net Realized Gain (Loss) on Investments ($)	Net Change in Unrealized Appreciation or Depreciation on Investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)

AB VPS Discovery Value Portfolio - Class A	709,333	(301,041)	408,292	(226,469)	9,177,651	8,951,182	(6,917,268)	2,442,206
AB VPS International Value Portfolio - Class A	259,300	(20,243)	239,057	844,253	—	844,253	2,543,814	3,627,124
AB VPS Large Cap Growth Portfolio - Class A	—	(10,332)	(10,332)	119,486	444,312	563,798	91,071	644,537
AB VPS Relative Value Portfolio - Class A	199,669	(35,576)	164,093	260,854	1,454,837	1,715,691	(102,657)	1,777,127
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(101,009)	(101,009)	65,004	3,028,628	3,093,632	(1,580,371)	1,412,252
American Funds® IS Asset Allocation Fund - Class 4	385	—	385	—	1,156	1,156	999	2,540
American Funds® IS Capital Income Builder - Class 4	245	—	245	9	—	9	1,218	1,472
American Funds® IS Capital World Growth and Income Fund - Class 2	1,840	—	1,840	77	—	77	5,019	6,936
American Funds® IS Global Growth Fund - Class 2	4,013,721	(1,348,921)	2,664,800	5,143,607	35,076,839	40,220,446	12,047,950	54,933,196
American Funds® IS Global Growth Fund - Class 4	97	—	97	(55)	1,014	959	501	1,557
American Funds® IS Global Small Capitalization Fund - Class 2	539,628	(652,007)	(112,379)	(3,597,030)	3,370,281	(226,749)	20,793,153	20,454,025
American Funds® IS Global Small Capitalization Fund - Class 4	2	—	2	5	22	27	167	196
American Funds® IS Growth Fund - Class 2	1,480,145	(4,213,352)	(2,733,207)	45,136,257	75,640,705	120,776,962	58,602,398	176,646,153
American Funds® IS Growth Fund - Class 4	235	—	235	6,273	14,697	20,970	15,133	36,338
American Funds® IS Growth-Income Fund - Class 2	7,288,006	(3,835,224)	3,452,782	18,539,159	129,958,636	148,497,795	(24,202,101)	127,748,476
American Funds® IS Growth-Income Fund - Class 4	91	—	91	415	1,838	2,253	(150)	2,194
American Funds® IS International Fund - Class 2	4,058,764	(1,258,480)	2,800,284	3,145,307	—	3,145,307	65,449,995	71,395,586
American Funds® IS International Fund - Class 4	443	—	443	226	—	226	6,923	7,592
American Funds® IS New World Fund - Class 4	617	—	617	853	2,477	3,330	11,016	14,963
American Funds® IS Washington Mutual Investors Fund - Class 4	980	—	980	3,920	4,269	8,189	2,183	11,352
ClearBridge Variable Growth Portfolio - Class II	—	—	—	—	105	105	(43)	62
ClearBridge Variable Large Cap Growth Portfolio - Class II	—	—	—	2,094	99	2,193	(1,399)	794
ClearBridge Variable Mid Cap Portfolio - Class I	161,702	(288,606)	(126,904)	740,531	3,630,401	4,370,932	(1,895,034)	2,348,994
ClearBridge Variable Mid Cap Portfolio - Class II	—	—	—	(6)	15	9	(2)	7
Columbia VP Commodity Strategy Fund - Class 2	54	—	54	—	—	—	30	84
Columbia VP Strategic Income Fund - Class 2	61	—	61	—	—	—	20	81
DWS Alternative Asset Allocation VIP Portfolio - Class A	988,307	(87,839)	900,468	4,740	—	4,740	1,447,822	2,353,030
DWS Equity 500 Index VIP Portfolio - Class A	650,133	(137,583)	512,550	1,303,940	5,378,899	6,682,839	2,547,366	9,742,755
DWS Small Cap Index VIP Portfolio - Class A	155,555	(23,812)	131,743	2,117	664,310	666,427	603,151	1,401,321
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	9,092	(1,941)	7,151	1,964	15,817	17,781	22,577	47,509
Fidelity® VIP Balanced Portfolio - Service Class 2	488	—	488	32	976	1,008	2,617	4,113
Fidelity® VIP Contrafund® Portfolio - Initial Class	30,115	—	30,115	74,619	3,296,005	3,370,624	543,094	3,943,833
Fidelity® VIP Contrafund® Portfolio - Service Class	226,407	(1,893,885)	(1,667,478)	22,391,736	71,589,487	93,981,223	(7,597,509)	84,716,236
Fidelity® VIP Contrafund® Portfolio - Service Class 2	—	—	—	2,169	11,000	13,169	(281)	12,888
Fidelity® VIP Equity-Income Portfolio - Initial Class	40,136	(12,010)	28,126	31,397	123,721	155,118	187,998	371,242
Fidelity® VIP Equity-Income Portfolio - Service Class	119,279	(13,852)	105,427	89,070	390,816	479,886	597,116	1,182,429
Fidelity® VIP Financials Portfolio - Initial Class	424	—	424	5	378	383	1,124	1,931
Fidelity® VIP Growth Opportunities Portfolio - Service Class	—	(15,369)	(15,369)	202,323	114,244	316,567	1,209,122	1,510,320
Fidelity® VIP Growth Portfolio - Service Class	408,350	(848,217)	(439,867)	3,456,810	25,940,359	29,397,169	(1,576,457)	27,380,845
Fidelity® VIP Growth Portfolio - Service Class 2	57	—	57	363	15,194	15,557	(176)	15,438
Fidelity® VIP Health Care Portfolio - Initial Class	118	—	118	175	—	175	2,701	2,994
Fidelity® VIP High Income Portfolio - Service Class	128,167	(3,603)	124,564	(4,944)	—	(4,944)	53,925	173,545
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	27,712	(4,224)	23,488	(8,898)	—	(8,898)	34,350	48,940
Fidelity® VIP Mid Cap Portfolio - Service Class	779,171	(949,807)	(170,636)	1,575,604	23,378,995	24,954,599	(1,164,287)	23,619,676
Fidelity® VIP Mid Cap Portfolio - Service Class 2	49	—	49	1	1,994	1,995	58	2,102
Fidelity® VIP Overseas Portfolio - Service Class	145,794	(19,749)	126,045	308,601	847,290	1,155,891	345,113	1,627,049
Fidelity® VIP Strategic Income Portfolio - Service Class 2	198	—	198	1	—	1	235	434
Fidelity® VIP Technology Portfolio - Initial Class	—	—	—	1,222	5,116	6,338	6,207	12,545
First Trust Capital Strength Hedged Equity Portfolio - Class I	1,938	—	1,938	(165)	—	(165)	(17,051)	(15,278)
First Trust Capital Strength Portfolio - Class I	3,914	—	3,914	(80)	—	(80)	30,028	33,862
First Trust International Developed Capital Strength Portfolio - Class I	173	—	173	28	216	244	1,336	1,753
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	20,030	—	20,030	(900)	37,357	36,457	(21,176)	35,311
Franklin Income VIP Fund - Class 1	10,090,642	(1,043,003)	9,047,639	(40,687)	2,019,384	1,978,697	12,680,587	23,706,923
Franklin Mutual Shares VIP Fund - Class 1	2,092,400	(351,734)	1,740,666	9,820	9,081,088	9,090,908	(820,714)	10,010,860
Franklin Rising Dividends VIP Fund - Class 4	33	—	33	158	435	593	39	665
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(38,372)	(38,372)	47,338	883,749	931,087	(350,958)	541,757
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	—	—	105	1,380	1,485	(974)	511
Goldman Sachs VIT Government Money Market Fund - Service Shares	588	—	588	—	—	—	—	588
Invesco V.I. American Franchise Fund - Series I Shares	—	(42,040)	(42,040)	400,512	1,544,520	1,945,032	(167,823)	1,735,169
Invesco V.I. Core Equity Fund - Series I Shares	110,924	(41,468)	69,456	174,413	1,276,953	1,451,366	983,192	2,504,014
Invesco V.I. Core Plus Bond Fund - Series I Shares	45,157	(5,824)	39,333	(22,470)	—	(22,470)	49,518	66,381
Invesco V.I. Diversified Dividend Fund - Series II Shares	—	—	—	2	2	4	4	8
Invesco V.I. EQV International Equity Fund - Series I Shares	628,595	(235,866)	392,729	245,855	2,789,967	3,035,822	2,905,574	6,334,125
Invesco V.I. International Growth Fund - Series II Shares	5	—	5	—	787	787	262	1,054
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	157	—	157	(6)	6,983	6,977	(1,972)	5,162
Janus Henderson Balanced Portfolio - Institutional Shares	222,707	(22,068)	200,639	225,112	358,118	583,230	733,726	1,517,595
Janus Henderson Balanced Portfolio - Service Shares	158,213	(18,550)	139,663	162,821	288,632	451,453	657,671	1,248,787
Janus Henderson Enterprise Portfolio - Service Shares	2,223	(9,255)	(7,032)	37,207	396,076	433,283	(92,754)	333,497
Janus Henderson Global Research Portfolio - Institutional Shares	69,393	(24,159)	45,234	306,621	1,043,662	1,350,283	871,035	2,266,552
Janus Henderson Global Research Portfolio - Service Shares	10,942	(5,197)	5,745	83,967	238,487	322,454	163,907	492,106
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	(10,760)	(10,760)	112,718	494,386	607,104	597,612	1,193,956
Lincoln Hedged S&P 500 Conservative Fund - Service Class	—	—	—	(705)	23,818	23,113	(13,231)	9,882
Lincoln Hedged S&P 500 Fund - Service Class	—	—	—	792	57,222	58,014	2,018	60,032
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	—	—	—	4,803	22,558	27,361	(19,328)	8,033
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	—	(990,686)	(990,686)	7,597,098	70,837,927	78,435,025	(50,757,535)	26,686,804
LVIP American Balanced Allocation Fund - Standard Class	306,981	—	306,981	9,960	414,987	424,947	787,205	1,519,133
LVIP American Century Balanced Fund - Standard Class II	1,510,017	(553,996)	956,021	448,419	—	448,419	5,358,226	6,762,666
LVIP American Century Inflation Protection Fund - Standard Class II	962,183	(23,433)	938,750	(130,410)	—	(130,410)	(82,928)	725,412
LVIP American Century Ultra® Fund - Service Class	—	—	—	117	4,405	4,522	1,865	6,387
LVIP American Century Ultra® Fund - Standard Class	—	(634,391)	(634,391)	2,642,838	12,042,098	14,684,936	3,795,628	17,846,173
LVIP American Growth Allocation Fund - Service Class	58	—	58	—	147	147	241	446
LVIP American Growth Allocation Fund - Standard Class	1,893,117	—	1,893,117	11,536	4,185,872	4,197,408	7,675,686	13,766,211
LVIP American Income Allocation Fund - Standard Class	296,349	—	296,349	4,238	180,526	184,764	507,556	988,669
LVIP Baron Growth Opportunities Fund - Service Class	—	(338,280)	(338,280)	606,186	11,025,917	11,632,103	(21,107,206)	(9,813,383)
LVIP Baron Growth Opportunities Fund - Standard Class	—	(3,398)	(3,398)	7,121	766,745	773,866	(1,415,969)	(645,501)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,219,845	(162,294)	1,057,551	2,335,622	1,714,528	4,050,150	786,985	5,894,686
LVIP BlackRock Equity Dividend Fund - Service Class	395	—	395	1	2,638	2,639	66	3,100
LVIP BlackRock Equity Dividend Fund - Standard Class	2,091,676	(491,299)	1,600,377	(739,722)	11,851,501	11,111,779	1,970,054	14,682,210
LVIP BlackRock Global Allocation Fund - Service Class	21	—	21	—	28	28	83	132
LVIP BlackRock Global Allocation Fund - Standard Class	11,116,052	(1,895,051)	9,221,001	8,595,793	13,796,862	22,392,655	34,366,436	65,980,092
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	984,197	(307,902)	676,295	202,668	1,002,158	1,204,826	2,385,606	4,266,727
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	698,351	(437,126)	261,225	(597,211)	—	(597,211)	4,481,923	4,145,937
LVIP BlackRock Real Estate Fund - Service Class	315	—	315	14	—	14	340	669
LVIP BlackRock Real Estate Fund - Standard Class	1,696,973	(170,767)	1,526,206	(350,115)	—	(350,115)	2,544,094	3,720,185
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	416,056	(119,571)	296,485	219,611	535,650	755,261	673,779	1,725,525
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(33,657)	(33,657)	645,249	911,442	1,556,691	(721,347)	801,687
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(35,288)	(35,288)	615,386	2,034,988	2,650,374	(2,258,252)	356,834
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	24,352	(13,999)	10,353	177,731	383,399	561,130	(249,926)	321,557
LVIP Dimensional International Core Equity Fund - Service Class	148	—	148	—	—	—	121	269
LVIP Dimensional International Core Equity Fund - Standard Class	1,995,303	(353,707)	1,641,596	2,294,183	—	2,294,183	12,774,099	16,709,878
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	540,028	(33,294)	506,734	821,806	—	821,806	3,251,933	4,580,473
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	698,637	(373,766)	324,871	2,829,631	4,859,984	7,689,615	2,075,750	10,090,236
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	600,976	(425,259)	175,717	4,263,003	5,754,197	10,017,200	(726,571)	9,466,346
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	203,947	(41,004)	162,943	1,019,219	2,247,974	3,267,193	(1,735,789)	1,694,347
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	6,078	—	6,078	70	—	70	1,707	7,855
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	5,428,147	(476,039)	4,952,108	(1,998,303)	—	(1,998,303)	4,328,199	7,282,004
LVIP Franklin Templeton Core Bond Fund - Service Class	2,585	—	2,585	30	—	30	649	3,264
LVIP Franklin Templeton Core Bond Fund - Standard Class	16,015,269	(1,359,338)	14,655,931	(4,604,480)	—	(4,604,480)	13,980,166	24,031,617
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	149,195	(23,442)	125,753	484,320	1,116,345	1,600,665	(355,815)	1,370,603
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	156	—	156	14	—	14	1,060	1,230
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2,437,934	(400,369)	2,037,565	1,419,551	—	1,419,551	19,181,996	22,639,112
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	1,992,842	(338,905)	1,653,937	2,199,265	336,784	2,536,049	12,019,786	16,209,772
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	87	—	87	1,266	481	1,747	921	2,755
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	1,021,218	(413,194)	608,024	2,049,747	4,532,612	6,582,359	10,121,301	17,311,684
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	68	—	68	4	—	4	689	761
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	1,186,786	(614,123)	572,663	2,445,463	—	2,445,463	11,275,607	14,293,733
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,413,277	(206,579)	1,206,698	2,841	233	3,074	3,457,124	4,666,896
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,189,989	(432,508)	2,757,481	878,247	6,099,465	6,977,712	7,537,256	17,272,449
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,500,494	(355,087)	2,145,407	134,979	2,659,965	2,794,944	6,153,959	11,094,310
LVIP Government Money Market Fund - Standard Class	3,491,309	(132,820)	3,358,489	(8)	4,102	4,094	8	3,362,591
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	—	(5,625)	(5,625)	165,362	—	165,362	(248,869)	(89,132)
LVIP JPMorgan High Yield Fund - Service Class	832	—	832	4	—	4	117	953
LVIP JPMorgan High Yield Fund - Standard Class	7,264,108	(463,733)	6,800,375	(361,864)	—	(361,864)	2,454,710	8,893,221
LVIP JPMorgan Retirement Income Fund - Standard Class	25,930	(956)	24,974	3,251	—	3,251	56,453	84,678
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	247,444	(63,468)	183,976	349,104	2,487,219	2,836,323	(2,685,560)	334,739
LVIP JPMorgan Short Duration Bond Fund - Standard Class	4,932,058	(514,509)	4,417,549	(444,231)	—	(444,231)	1,430,750	5,404,068
LVIP Loomis Sayles Global Growth Fund - Standard Class	—	—	—	34,819	269,894	304,713	86,164	390,877
LVIP Macquarie Wealth Builder Fund - Standard Class	85,341	(5,407)	79,934	(526,518)	635,507	108,989	112,601	301,524
LVIP MFS International Growth Fund - Service Class	808	—	808	58	4,733	4,791	2,726	8,325
LVIP MFS International Growth Fund - Standard Class	2,207,466	(559,155)	1,648,311	2,538,198	11,329,309	13,867,507	7,097,369	22,613,187
LVIP MFS Value Fund - Service Class	1,445	—	1,445	50	6,058	6,108	1,796	9,349
LVIP MFS Value Fund - Standard Class	5,895,968	(1,266,488)	4,629,480	6,220,007	23,337,672	29,557,679	5,236,587	39,423,746
LVIP Mondrian Global Income Fund - Standard Class	144,191	(99,228)	44,963	(381,618)	—	(381,618)	1,881,987	1,545,332
LVIP Mondrian International Value Fund - Service Class	1,896	—	1,896	226	1,424	1,650	9,977	13,523
LVIP Mondrian International Value Fund - Standard Class	2,709,359	(233,761)	2,475,598	3,871,011	1,977,660	5,848,671	11,840,171	20,164,440
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	13,315	(3,300)	10,015	120,179	21,114	141,293	28,918	180,226
LVIP Nomura Diversified Floating Rate Fund - Standard Class	1,850,048	(234,646)	1,615,402	1,155	—	1,155	205,745	1,822,302
LVIP Nomura High Yield Fund - Standard Class	1,130,357	(36,589)	1,093,768	(177,305)	—	(177,305)	700,199	1,616,662
LVIP Nomura Mid Cap Value Fund - Service Class	495	—	495	53	4,910	4,963	(496)	4,962
LVIP Nomura Mid Cap Value Fund - Standard Class	694,371	(159,856)	534,515	884,287	5,502,191	6,386,478	(958,349)	5,962,644
LVIP Nomura SMID Cap Core Fund - Service Class	11	—	11	9	88	97	187	295
LVIP Nomura SMID Cap Core Fund - Standard Class	648,524	(530,432)	118,092	2,193,299	2,891,085	5,084,384	4,512,816	9,715,292
LVIP Nomura Social Awareness Fund - Standard Class	147,870	(52,866)	95,004	511,898	1,653,790	2,165,688	563,512	2,824,204
LVIP Nomura U.S. Growth Fund - Service Class	—	—	—	5	249	254	364	618
LVIP Nomura U.S. Growth Fund - Standard Class	—	(239,991)	(239,991)	5,215,352	7,687,718	12,903,070	2,152,009	14,815,088
LVIP Nomura U.S. REIT Fund - Service Class	907	—	907	7	—	7	(907)	7
LVIP Nomura U.S. REIT Fund - Standard Class	2,570,795	(340,596)	2,230,199	498,825	—	498,825	(2,257,459)	471,565
LVIP PIMCO Low Duration Bond Fund - Standard Class	493,082	—	493,082	(241)	—	(241)	99,691	592,532
LVIP SSGA Bond Index Fund - Service Class	9,970	—	9,970	(107)	—	(107)	6,571	16,434
LVIP SSGA Bond Index Fund - Standard Class	5,280,205	(724,822)	4,555,383	(1,418,942)	—	(1,418,942)	5,611,776	8,748,217
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,141,985	(233,654)	908,331	467,456	772,436	1,239,892	2,556,427	4,704,650
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,687	—	1,687	405	—	405	12,816	14,908
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	61,869	—	61,869	10,515	—	10,515	469,503	541,887
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	626,063	(55,860)	570,203	280,759	136,859	417,618	2,227,203	3,215,024
LVIP SSGA International Index Fund - Service Class	8,686	—	8,686	2,504	—	2,504	50,544	61,734
LVIP SSGA International Index Fund - Standard Class	4,998,273	(613,421)	4,384,852	4,646,823	—	4,646,823	28,117,230	37,148,905
LVIP SSGA International Managed Volatility Fund - Standard Class	467,228	(38,785)	428,443	524,063	—	524,063	2,206,040	3,158,546
LVIP SSGA Mid-Cap Index Fund - Service Class	1,374	—	1,374	247	9,216	9,463	(1,443)	9,394
LVIP SSGA Mid-Cap Index Fund - Standard Class	155,701	—	155,701	3,872	799,853	803,725	(43,874)	915,552
LVIP SSGA Moderate Index Allocation Fund - Standard Class	5,577,679	(1,306,160)	4,271,519	4,503,262	4,527,616	9,030,878	17,987,866	31,290,263
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	6,171,449	(1,385,120)	4,786,329	6,368,948	6,249,030	12,617,978	23,033,113	40,437,420
LVIP SSGA Nasdaq-100 Index Fund - Service Class	32	—	32	4,719	1,596	6,315	3,899	10,246
LVIP SSGA S&P 500 Index Fund - Service Class	8,003	—	8,003	4,385	45,336	49,721	85,933	143,657
LVIP SSGA S&P 500 Index Fund - Standard Class	21,934,202	(10,478,352)	11,455,850	68,103,692	99,964,180	168,067,872	151,058,765	330,582,487
LVIP SSGA Short-Term Bond Index Fund - Standard Class	221,185	—	221,185	596	—	596	21,805	243,586
LVIP SSGA Small-Cap Index Fund - Service Class	762	—	762	287	4,203	4,490	5,029	10,281
LVIP SSGA Small-Cap Index Fund - Standard Class	2,141,552	(856,991)	1,284,561	3,235,894	9,861,207	13,097,101	10,358,789	24,740,451
LVIP Structured Conservative Allocation Fund - Standard Class	508,912	(89,400)	419,512	(134,423)	33,870	(100,553)	1,850,627	2,169,586
LVIP Structured Moderate Allocation Fund - Standard Class	3,279,961	(650,347)	2,629,614	(464,145)	324,990	(139,155)	16,086,176	18,576,635
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2,801,181	(542,741)	2,258,440	(193,231)	399,183	205,952	16,208,802	18,673,194
LVIP T. Rowe Price 2020 Fund - Standard Class	42,786	(2,320)	40,466	(1,662)	78,949	77,287	48,547	166,300
LVIP T. Rowe Price 2030 Fund - Standard Class	197,235	(5,050)	192,185	24,425	318,252	342,677	454,337	989,199
LVIP T. Rowe Price 2040 Fund - Standard Class	254,424	(6,959)	247,465	58,830	571,263	630,093	1,488,521	2,366,079
LVIP T. Rowe Price 2050 Fund - Standard Class	226,718	—	226,718	28,286	580,573	608,859	1,585,780	2,421,357
LVIP T. Rowe Price 2060 Fund - Standard Class	433,395	—	433,395	45,052	371,516	416,568	3,585,021	4,434,984
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	—	—	65	7,748	7,813	(3,687)	4,126
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(542,485)	(542,485)	3,296,108	18,946,665	22,242,773	(8,690,368)	13,009,920
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	209,944	(80,434)	129,510	131,538	364,821	496,359	283,589	909,458
LVIP Vanguard Bond Allocation Fund - Standard Class	6,030,398	(806,028)	5,224,370	(2,209,291)	—	(2,209,291)	6,147,618	9,162,697
LVIP Vanguard Domestic Equity ETF Fund - Service Class	9	—	9	—	3	3	25	37
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	3,165,680	(1,674,845)	1,490,835	14,765,843	143,221,817	157,987,660	(112,295,907)	47,182,588
LVIP Vanguard International Equity ETF Fund - Service Class	1,397	—	1,397	426	141	567	7,904	9,868
LVIP Vanguard International Equity ETF Fund - Standard Class	6,724,635	(991,711)	5,732,924	5,483,398	631,512	6,114,910	39,594,106	51,441,940
LVIP Wellington SMID Cap Value Fund - Service Class	1	—	1	(15)	2	(13)	9	(3)
LVIP Wellington SMID Cap Value Fund - Standard Class	642,054	(296,762)	345,292	(87,069)	4,705,391	4,618,322	(3,346,020)	1,617,594
LVIP Western Asset Core Bond Fund - Service Class	259	—	259	(1,262)	—	(1,262)	1,587	584
M Capital Appreciation Fund	20,010	(4,063)	15,947	19,258	324,610	343,868	18,266	378,081
M International Equity Fund	73,754	(5,186)	68,568	97,583	—	97,583	555,642	721,793
M Large Cap Growth Fund	—	(8,053)	(8,053)	113,246	1,081,305	1,194,551	(419,087)	767,411
M Large Cap Value Fund	55,237	(6,400)	48,837	81,568	195,866	277,434	187,215	513,486
MFS® VIT Growth Series - Initial Class	—	(572,766)	(572,766)	3,422,940	23,044,169	26,467,109	(11,123,726)	14,770,617
MFS® VIT Growth Series - Service Class	—	—	—	2	640	642	(271)	371
MFS® VIT New Discovery Series - Initial Class	—	—	—	5,778	—	5,778	283,944	289,722
MFS® VIT Total Return Series - Initial Class	2,891,140	(523,934)	2,367,206	(55,691)	7,709,302	7,653,611	617,082	10,637,899
MFS® VIT Utilities Series - Initial Class	2,000,298	(232,064)	1,768,234	1,079,833	914,790	1,994,623	5,518,343	9,281,200
MFS® VIT Utilities Series - Service Class	665	—	665	34	331	365	2,037	3,067
MFS® VIT II Core Equity Portfolio - Initial Class	18,217	(3,402)	14,815	25,492	405,949	431,441	33,625	479,881
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(41,558)	(41,558)	301,584	2,548,941	2,850,525	(1,741,920)	1,067,047
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	25,687	(11,522)	14,165	24,788	602,760	627,548	(33,612)	608,101
Neuberger Berman AMT Quality Equity Portfolio - I Class	—	(3,278)	(3,278)	46,446	97,960	144,406	65,310	206,438
Nomura VIP Emerging Markets Series - Service Class	555	—	555	980	94	1,074	29,138	30,767
Nomura VIP Emerging Markets Series - Standard Class	2,693,285	(729,197)	1,964,088	16,309,876	345,240	16,655,116	86,600,372	105,219,576
Nomura VIP Energy Series - Service Class	5	—	5	—	—	—	82	87
Nomura VIP High Income Series - Service Class	123	—	123	—	1	1	28	152
Nomura VIP Mid Cap Growth Series - Service Class	—	—	—	(241)	379	138	1	139
Nomura VIP Science and Technology Series - Service Class	—	—	—	535	383	918	240	1,158
Nomura VIP Small Cap Growth Series - Service Class	—	—	—	337	—	337	96	433
Nomura VIP Small Cap Value Series - Service Class	11	—	11	38	71	109	(34)	86
Nomura VIP Small Cap Value Series - Standard Class	1,630,588	(502,099)	1,128,489	1,180,818	7,941,302	9,122,120	143,162	10,393,771
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,112,832	(156,735)	956,097	(601,248)	—	(601,248)	6,305,524	6,660,373
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	15	—	15	—	—	—	72	87
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	131	—	131	1	—	1	59	191
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	378	—	378	1	—	1	417	796
Putnam VT George Putnam Balanced Fund - Class IA	63,767	—	63,767	18,299	144,814	163,113	372,618	599,498
Putnam VT Global Health Care Fund - Class IB	—	(4,411)	(4,411)	(5,729)	153,164	147,435	176,514	319,538
Putnam VT Large Cap Value Fund - Class IB	44,323	(6,249)	38,074	29,696	212,022	241,718	303,159	582,951
Templeton Foreign VIP Fund - Class 1	30,699	(6,640)	24,059	34,448	77,226	111,674	166,643	302,376
Templeton Foreign VIP Fund - Class 2	54,430	(4,689)	49,741	48,953	151,982	200,935	340,258	590,934
Templeton Global Bond VIP Fund - Class 1	—	(455,270)	(455,270)	(2,161,478)	—	(2,161,478)	13,264,438	10,647,690
Templeton Global Bond VIP Fund - Class 4	—	—	—	3	—	3	438	441
Templeton Growth VIP Fund - Class 1	83,324	(18,133)	65,191	99,432	552,023	651,455	898,483	1,615,129
Templeton Growth VIP Fund - Class 2	10,520	(2,430)	8,090	16,306	90,316	106,622	142,397	257,109
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	615	—	615	23	748	771	673	2,059
TOPS® Balanced ETF Portfolio - Class 2 Shares	153,423	(31,088)	122,335	58,340	84,673	143,013	543,270	808,618
TOPS® Balanced ETF Portfolio - Service Class Shares	58,198	—	58,198	2,731	32,119	34,850	202,966	296,014
TOPS® Growth ETF Portfolio - Class 2 Shares	43	—	43	1	54	55	(10)	88
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	417,069	(79,764)	337,305	169,950	386,016	555,966	2,014,967	2,908,238
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	71,810	—	71,810	5,395	68,433	73,828	351,342	496,980
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets
Year Ended December 31, 2024

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets at January 1, 2024 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2024 ($)

AB VPS Discovery Value Portfolio - Class A	73,977,657	355,109	4,457,739	2,300,051	7,112,899	(1,792,549)	(1,792,549)	5,320,350	79,298,007
AB VPS International Value Portfolio - Class A	9,540,573	246,771	105,371	112,117	464,259	(508,257)	(508,257)	(43,998)	9,496,575
AB VPS Large Cap Growth Portfolio - Class A	4,453,561	(7,929)	542,077	558,449	1,092,597	(480,585)	(480,585)	612,012	5,065,573
AB VPS Relative Value Portfolio - Class A	18,153,773	227,820	1,018,461	966,194	2,212,475	(2,481,948)	(2,481,948)	(269,473)	17,884,300
AB VPS Sustainable Global Thematic Portfolio - Class A	21,223,404	(104,175)	393,643	981,675	1,271,143	1,177,695	1,177,695	2,448,838	23,672,242
American Funds® IS Asset Allocation Fund - Class 4	—	163	167	173	503	10,270	10,270	10,773	10,773
American Funds® IS Capital Income Builder - Class 4	2,191	152	56	146	354	3,039	3,039	3,393	5,584
American Funds® IS Global Growth Fund - Class 2	231,836,172	2,664,907	12,608,756	14,833,161	30,106,824	2,240,141	2,240,141	32,346,965	264,183,137
American Funds® IS Global Growth Fund - Class 4	1,406	53	120	71	244	2,968	2,968	3,212	4,618
American Funds® IS Global Small Capitalization Fund - Class 2	135,880,484	780,365	769,436	1,056,338	2,606,139	3,523,148	3,523,148	6,129,287	142,009,771
American Funds® IS Global Small Capitalization Fund - Class 4	51	3	15	(16)	2	451	451	453	504
American Funds® IS Growth Fund - Class 2	728,627,819	(1,219,138)	56,008,089	166,278,172	221,067,123	(49,243,229)	(49,243,229)	171,823,894	900,451,713
American Funds® IS Growth Fund - Class 4	52,759	180	3,899	25,557	29,636	81,572	81,572	111,208	163,967
American Funds® IS Growth-Income Fund - Class 2	631,877,088	4,070,991	54,825,751	86,792,527	145,689,269	(37,349,357)	(37,349,357)	108,339,912	740,217,000
American Funds® IS Growth-Income Fund - Class 4	4,458	78	473	673	1,224	8,332	8,332	9,556	14,014
American Funds® IS International Fund - Class 2	261,975,335	2,071,237	(1,339,814)	6,012,161	6,743,584	8,883,186	8,883,186	15,626,770	277,602,105
American Funds® IS International Fund - Class 4	6,866	144	85	(503)	(274)	10,222	10,222	9,948	16,814
American Funds® IS New World Fund - Class 4	19,129	491	610	410	1,511	20,820	20,820	22,331	41,460
American Funds® IS Washington Mutual Investors Fund - Class 4	24,971	961	1,131	5,969	8,061	43,789	43,789	51,850	76,821
ClearBridge Variable Growth Portfolio - Class II	548	1	83	(66)	18	(348)	(348)	(330)	218
ClearBridge Variable Large Cap Growth Portfolio - Class II	5,458	—	433	1,042	1,475	1,548	1,548	3,023	8,481
ClearBridge Variable Mid Cap Portfolio - Class I	45,736,580	16,423	1,718,305	2,828,340	4,563,068	1,288,447	1,288,447	5,851,515	51,588,095
ClearBridge Variable Mid Cap Portfolio - Class II	—	1	(15)	2	(12)	103	103	91	91
Columbia VP Commodity Strategy Fund - Class 2	—	1	—	5	6	267	267	273	273
Columbia VP Strategic Income Fund - Class 2	—	27	—	—	27	583	583	610	610
DWS Alternative Asset Allocation VIP Portfolio - Class A	22,034,393	746,885	(87,395)	526,174	1,185,664	292,739	292,739	1,478,403	23,512,796
DWS Equity 500 Index VIP Portfolio - Class A	51,791,028	566,021	5,555,682	6,205,725	12,327,428	(4,128,558)	(4,128,558)	8,198,870	59,989,898
DWS Small Cap Index VIP Portfolio - Class A	10,667,879	103,602	202,569	855,415	1,161,586	(390,327)	(390,327)	771,259	11,439,138
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	330,175	6,344	4,073	14,486	24,903	(18,746)	(18,746)	6,157	336,332
Fidelity® VIP Balanced Portfolio - Service Class 2	4,407	248	385	1,039	1,672	11,264	11,264	12,936	17,343
Fidelity® VIP Contrafund® Portfolio - Initial Class	8,306,755	24,785	1,720,942	1,333,843	3,079,570	3,554,119	3,554,119	6,633,689	14,940,444
Fidelity® VIP Contrafund® Portfolio - Service Class	334,499,401	(1,528,060)	72,962,603	35,639,370	107,073,913	(32,338,268)	(32,338,268)	74,735,645	409,235,046
Fidelity® VIP Contrafund® Portfolio - Service Class 2	4,686	4	3,957	1,183	5,144	20,662	20,662	25,806	30,492
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,918,056	24,953	155,833	98,387	279,173	(125,964)	(125,964)	153,209	2,071,265
Fidelity® VIP Equity-Income Portfolio - Service Class	6,003,682	96,436	653,795	143,457	893,688	(284,713)	(284,713)	608,975	6,612,657
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,058,386	(13,897)	230,767	2,013,255	2,230,125	(888,715)	(888,715)	1,341,410	7,399,796
Fidelity® VIP Growth Portfolio - Service Class	143,008,927	(812,012)	47,155,562	(4,260,564)	42,082,986	979,620	979,620	43,062,606	186,071,533
Fidelity® VIP Growth Portfolio - Service Class 2	27,681	—	16,831	(5,782)	11,049	40,574	40,574	51,623	79,304
Fidelity® VIP High Income Portfolio - Service Class	1,471,741	96,943	(10,096)	43,857	130,704	124,214	124,214	254,918	1,726,659
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	763,720	22,404	(10,068)	(2,300)	10,036	(11,705)	(11,705)	(1,669)	762,051
Fidelity® VIP Mid Cap Portfolio - Service Class	168,972,422	(117,720)	28,388,684	9,226	28,280,190	(4,205,475)	(4,205,475)	24,074,715	193,047,137
Fidelity® VIP Mid Cap Portfolio - Service Class 2	4,681	39	1,611	(449)	1,201	5,690	5,690	6,891	11,572
Fidelity® VIP Overseas Portfolio - Service Class	7,897,291	112,242	711,804	(462,624)	361,422	(220,602)	(220,602)	140,820	8,038,111
Fidelity® VIP Strategic Income Portfolio - Service Class 2	828	110	1	14	125	2,363	2,363	2,488	3,316
First Trust Capital Strength Hedged Equity Portfolio - Class I	—	385	44	(1,981)	(1,552)	103,458	103,458	101,906	101,906
First Trust Capital Strength Portfolio - Class I	1,694	869	13,067	(17,676)	(3,740)	216,154	216,154	212,414	214,108
First Trust International Developed Capital Strength Portfolio - Class I	—	71	107	(114)	64	4,670	4,670	4,734	4,734
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	—	4,298	44	(13,252)	(8,910)	378,627	378,627	369,717	369,717
Franklin Income VIP Fund - Class 1	182,091,288	8,557,204	(370,293)	4,045,605	12,232,516	(1,203,725)	(1,203,725)	11,028,791	193,120,079
Franklin Mutual Shares VIP Fund - Class 1	80,821,643	1,536,709	1,331,052	6,120,537	8,988,298	(2,269,736)	(2,269,736)	6,718,562	87,540,205
Franklin Rising Dividends VIP Fund - Class 4	2,012	19	112	167	298	2,006	2,006	2,304	4,316
Franklin Small-Mid Cap Growth VIP Fund - Class 1	19,744,131	(41,725)	(181,678)	2,342,974	2,119,571	(1,754,921)	(1,754,921)	364,650	20,108,781
Franklin Small-Mid Cap Growth VIP Fund - Class 4	12,953	—	115	2,200	2,315	11,336	11,336	13,651	26,604
Goldman Sachs VIT Government Money Market Fund - Service Shares	6,897	1,109	—	—	1,109	19,595	19,595	20,704	27,601
Invesco V.I. American Franchise Fund - Series I Shares	13,547,939	(39,906)	219,977	4,340,483	4,520,554	(1,342,648)	(1,342,648)	3,177,906	16,725,845
Invesco V.I. Core Equity Fund - Series I Shares	14,781,603	72,675	1,474,782	2,033,834	3,581,291	(1,653,555)	(1,653,555)	1,927,736	16,709,339
Invesco V.I. Core Plus Bond Fund - Series I Shares	906,542	33,095	(2,379)	(4,373)	26,343	123,882	123,882	150,225	1,056,767
Invesco V.I. Diversified Dividend Fund - Series II Shares	—	1	19	(2)	18	70	70	88	88
Invesco V.I. EQV International Equity Fund - Series I Shares	39,298,361	481,711	239,777	(773,787)	(52,299)	2,083,752	2,083,752	2,031,453	41,329,814
Invesco V.I. International Growth Fund - Series II Shares	2,272	17	359	(544)	(168)	3,008	3,008	2,840	5,112
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	11,705	—	1,747	1,705	3,452	24,214	24,214	27,666	39,371
Janus Henderson Balanced Portfolio - Institutional Shares	10,285,789	199,369	205,544	1,098,001	1,502,914	(966,221)	(966,221)	536,693	10,822,482
Janus Henderson Balanced Portfolio - Service Shares	8,626,696	136,657	725,588	362,675	1,224,920	(692,514)	(692,514)	532,406	9,159,102
Janus Henderson Enterprise Portfolio - Service Shares	4,492,927	18,686	244,076	369,796	632,558	(603,277)	(603,277)	29,281	4,522,208
Janus Henderson Global Research Portfolio - Institutional Shares	9,971,022	61,448	539,725	1,670,852	2,272,025	(749,406)	(749,406)	1,522,619	11,493,641
Janus Henderson Global Research Portfolio - Service Shares	2,158,755	9,237	167,347	300,482	477,066	(307,694)	(307,694)	169,372	2,328,127
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	4,306,441	(10,286)	170,875	1,182,992	1,343,581	(507,397)	(507,397)	836,184	5,142,625
Lincoln Hedged S&P 500 Fund - Service Class	—	319	19,594	(10,918)	8,995	253,441	253,441	262,436	262,436
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	22,095	—	739	6,822	7,561	30,497	30,497	38,058	60,153
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	163,776,879	(1,018,553)	11,523,544	30,505,820	41,010,811	(8,558,609)	(8,558,609)	32,452,202	196,229,081
LVIP American Balanced Allocation Fund - Standard Class	1,721,021	150,267	14,604	169,379	334,250	4,293,330	4,293,330	4,627,580	6,348,601
LVIP American Century Balanced Fund - Standard Class II	65,927,831	1,002,741	216,814	6,376,766	7,596,321	3,966,199	3,966,199	11,562,520	77,490,351
LVIP American Century Inflation Protection Fund - Standard Class II	11,917,303	438,558	(204,815)	(23,555)	210,188	(537,427)	(537,427)	(327,239)	11,590,064
LVIP American Century Ultra® Fund - Service Class	—	—	377	1,517	1,894	30,386	30,386	32,280	32,280
LVIP American Century Ultra® Fund - Standard Class	—	(236,978)	2,096,867	6,945,000	8,804,889	126,447,482	126,447,482	135,252,371	135,252,371
LVIP American Growth Allocation Fund - Service Class	140	32	4	41	77	1,722	1,722	1,799	1,939
LVIP American Growth Allocation Fund - Standard Class	43,001,551	1,464,678	139,968	4,302,662	5,907,308	20,905,467	20,905,467	26,812,775	69,814,326
LVIP American Income Allocation Fund - Standard Class	4,761,562	206,621	(2,637)	261,790	465,774	1,710,737	1,710,737	2,176,511	6,938,073
LVIP Baron Growth Opportunities Fund - Service Class	78,954,224	(164,721)	4,557,345	34,948	4,427,572	6,020,015	6,020,015	10,447,587	89,401,811
LVIP Baron Growth Opportunities Fund - Standard Class	3,987,631	21,371	107,822	138,797	267,990	1,190,865	1,190,865	1,458,855	5,446,486
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	47,328,003	1,122,016	4,692,270	(706,479)	5,107,807	(2,399,663)	(2,399,663)	2,708,144	50,036,147
LVIP BlackRock Equity Dividend Fund - Service Class	5,174	100	241	(16)	325	5,832	5,832	6,157	11,331
LVIP BlackRock Equity Dividend Fund - Standard Class	102,666,714	1,640,929	3,919,195	1,496,510	7,056,634	1,070,830	1,070,830	8,127,464	110,794,178
LVIP BlackRock Global Allocation Fund - Service Class	928	7	85	(1)	91	(346)	(346)	(255)	673
LVIP BlackRock Global Allocation Fund - Standard Class	341,759,982	2,783,675	13,280,690	14,188,443	30,252,808	(792,005)	(792,005)	29,460,803	371,220,785
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	36,995,007	622,299	337,983	2,971,969	3,932,251	(219,414)	(219,414)	3,712,837	40,707,844
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	64,271,149	2,726,932	(596,256)	(608,179)	1,522,497	14,616,266	14,616,266	16,138,763	80,409,912
LVIP BlackRock Real Estate Fund - Service Class	4,106	117	8	(118)	7	4,056	4,056	4,063	8,169
LVIP BlackRock Real Estate Fund - Standard Class	42,850,798	1,014,561	(903,050)	654,532	766,043	(422,794)	(422,794)	343,249	43,194,047
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	16,932,158	272,210	149,260	1,816,648	2,238,118	1,131,778	1,131,778	3,369,896	20,302,054
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	11,860,894	(41,796)	1,646,600	1,908,071	3,512,875	(1,040,702)	(1,040,702)	2,472,173	14,333,067
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	11,536,522	(48,375)	1,775,372	421,162	2,148,159	(1,042,704)	(1,042,704)	1,105,455	12,641,977
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,421,014	14,673	187,419	188,302	390,394	1,492,316	1,492,316	1,882,710	3,303,724
LVIP Dimensional International Core Equity Fund - Standard Class	44,793,970	863,700	318,614	(179,282)	1,003,032	4,894,724	4,894,724	5,897,756	50,691,726
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	13,368,981	337,202	626,744	(387,719)	576,227	(21,849)	(21,849)	554,378	13,923,359
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	52,736,578	290,556	4,311,548	6,013,902	10,616,006	(1,191,602)	(1,191,602)	9,424,404	62,160,982
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	54,646,306	218,487	5,068,405	4,334,908	9,621,800	(1,646,511)	(1,646,511)	7,975,289	62,621,595
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	16,425,839	175,553	3,208,049	(238,835)	3,144,767	(2,260,430)	(2,260,430)	884,337	17,310,176
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	38,779	3,001	205	(1,861)	1,345	36,700	36,700	38,045	76,824
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	103,249,779	4,429,974	(1,607,179)	(1,080,440)	1,742,355	11,101,601	11,101,601	12,843,956	116,093,735
LVIP Franklin Templeton Core Bond Fund - Service Class	5,488	683	15	(655)	43	12,815	12,815	12,858	18,346
LVIP Franklin Templeton Core Bond Fund - Standard Class	285,106,502	15,295,777	(4,378,816)	(6,746,774)	4,170,187	53,936,189	53,936,189	58,106,376	343,212,878
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	9,548,280	132,578	1,156,672	(138,783)	1,150,467	(267,953)	(267,953)	882,514	10,430,794
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	1,888	105	10	(65)	50	1,667	1,667	1,717	3,605
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	65,419,293	1,973,432	(702,927)	4,253,263	5,523,768	(762,772)	(762,772)	4,760,996	70,180,289
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	44,935,331	1,543,106	323,288	(567,873)	1,298,521	2,830,225	2,830,225	4,128,746	49,064,077
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	4,338	81	557	1,016	1,654	5,407	5,407	7,061	11,399
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	76,209,063	511,102	6,543,549	13,653,509	20,708,160	(5,044,444)	(5,044,444)	15,663,716	91,872,779
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	330	18	—	99	117	1,623	1,623	1,740	2,070
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	91,159,982	504,558	571,164	10,379,741	11,455,463	(3,049,609)	(3,049,609)	8,405,854	99,565,836
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	50,431,241	1,606,188	(185,379)	2,283,822	3,704,631	(999,366)	(999,366)	2,705,265	53,136,506
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	126,387,123	3,387,876	685,782	9,235,958	13,309,616	(4,834,867)	(4,834,867)	8,474,749	134,861,872
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	96,590,725	2,630,238	423,673	6,197,907	9,251,818	(4,853,705)	(4,853,705)	4,398,113	100,988,838
LVIP Government Money Market Fund - Standard Class	87,345,132	3,994,855	2,890	25	3,997,770	(3,884,767)	(3,884,767)	113,003	87,458,135
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2,415,225	35,447	233,299	29,698	298,444	(15,800)	(15,800)	282,644	2,697,869
LVIP JPMorgan Core Bond Fund - Service Class	3,469	232	(213)	112	131	(3,600)	(3,600)	(3,469)	—
LVIP JPMorgan High Yield Fund - Service Class	4,768	839	(35)	(217)	587	3,297	3,297	3,884	8,652
LVIP JPMorgan High Yield Fund - Standard Class	89,339,535	6,720,464	(1,032,678)	1,505,351	7,193,137	8,603,556	8,603,556	15,796,693	105,136,228
LVIP JPMorgan Retirement Income Fund - Standard Class	485,272	19,614	6,802	10,561	36,977	137,865	137,865	174,842	660,114
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	18,475,998	185,757	2,039,470	537,865	2,763,092	(963,717)	(963,717)	1,799,375	20,275,373
LVIP JPMorgan Short Duration Bond Fund - Service Class	3,971	—	194	34	228	(4,199)	(4,199)	(3,971)	—
LVIP JPMorgan Short Duration Bond Fund - Standard Class	101,344,177	3,879,564	(538,694)	739,065	4,079,935	4,755,149	4,755,149	8,835,084	110,179,261
LVIP Loomis Sayles Global Growth Fund - Standard Class	1,024,810	463	59,593	225,920	285,976	569,438	569,438	855,414	1,880,224
LVIP Macquarie Wealth Builder Fund - Standard Class	2,491,072	67,703	(19,188)	144,530	193,045	(32,711)	(32,711)	160,334	2,651,406
LVIP MFS International Growth Fund - Service Class	16,649	519	1,741	(242)	2,018	18,627	18,627	20,645	37,294
LVIP MFS International Growth Fund - Standard Class	106,189,487	1,383,192	6,410,028	457,216	8,250,436	8,861,265	8,861,265	17,111,701	123,301,188
LVIP MFS Value Fund - Service Class	12,408	760	2,635	(18)	3,377	36,606	36,606	39,983	52,391
LVIP MFS Value Fund - Standard Class	259,774,191	3,923,562	22,925,618	3,272,320	30,121,500	15,601,367	15,601,367	45,722,867	305,497,058
LVIP Mondrian Global Income Fund - Standard Class	22,989,547	468,212	(590,796)	(1,192,709)	(1,315,293)	3,876,768	3,876,768	2,561,475	25,551,022
LVIP Mondrian International Value Fund - Service Class	14,018	952	637	(393)	1,196	14,687	14,687	15,883	29,901
LVIP Mondrian International Value Fund - Standard Class	54,394,228	1,619,721	1,656,818	(850,956)	2,425,583	1,714,915	1,714,915	4,140,498	58,534,726
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	853,561	12,089	99,436	56,839	168,364	124,047	124,047	292,411	1,145,972
LVIP Nomura Diversified Floating Rate Fund - Standard Class	38,924,164	1,889,036	(16,592)	358,687	2,231,131	2,301,600	2,301,600	4,532,731	43,456,895
LVIP Nomura High Yield Fund - Standard Class	18,813,525	1,158,763	(351,630)	402,397	1,209,530	(1,237,462)	(1,237,462)	(27,932)	18,785,593
LVIP Nomura Mid Cap Value Fund - Service Class	9,366	262	939	1,175	2,376	13,984	13,984	16,360	25,726
LVIP Nomura Mid Cap Value Fund - Standard Class	36,657,603	416,548	1,895,245	3,012,929	5,324,722	648,530	648,530	5,973,252	42,630,855
LVIP Nomura SMID Cap Core Fund - Service Class	245	6	87	75	168	1,296	1,296	1,464	1,709
LVIP Nomura SMID Cap Core Fund - Standard Class	99,921,726	103,545	7,348,178	6,693,439	14,145,162	(4,334,138)	(4,334,138)	9,811,024	109,732,750
LVIP Nomura Social Awareness Fund - Standard Class	15,690,508	98,329	1,400,590	1,798,521	3,297,440	113,261	113,261	3,410,701	19,101,209
LVIP Nomura U.S. Growth Fund - Service Class	—	—	169	103	272	1,665	1,665	1,937	1,937
LVIP Nomura U.S. Growth Fund - Standard Class	53,669,250	(250,323)	8,619,673	9,275,700	17,645,050	(5,210,048)	(5,210,048)	12,435,002	66,104,252
LVIP Nomura U.S. REIT Fund - Service Class	3,342	350	49	359	758	8,288	8,288	9,046	12,388
LVIP Nomura U.S. REIT Fund - Standard Class	76,642,059	2,140,002	1,039,852	2,960,783	6,140,637	(2,643,036)	(2,643,036)	3,497,601	80,139,660
LVIP PIMCO Low Duration Bond Fund - Standard Class	5,630,989	401,104	(846)	(33,612)	366,646	3,212,785	3,212,785	3,579,431	9,210,420
LVIP SSGA Bond Index Fund - Service Class	104,649	6,604	144	(5,101)	1,647	102,066	102,066	103,713	208,362
LVIP SSGA Bond Index Fund - Standard Class	113,741,773	3,738,093	(1,450,733)	(1,675,835)	611,525	18,940,973	18,940,973	19,552,498	133,294,271
LVIP SSGA Conservative Index Allocation Fund - Standard Class	36,672,253	850,438	350,815	730,646	1,931,899	392,116	392,116	2,324,015	38,996,268
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	19,861	947	312	511	1,770	17,348	17,348	19,118	38,979
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	953,602	38,424	(621)	33,107	70,910	468,558	468,558	539,468	1,493,070
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	23,990,868	652,403	262,777	1,337,820	2,253,000	(3,259,158)	(3,259,158)	(1,006,158)	22,984,710
LVIP SSGA International Index Fund - Service Class	94,774	5,336	1,574	(4,778)	2,132	78,806	78,806	80,938	175,712
LVIP SSGA International Index Fund - Standard Class	108,459,844	3,453,228	2,514,900	(3,343,950)	2,624,178	12,824,713	12,824,713	15,448,891	123,908,735
LVIP SSGA International Managed Volatility Fund - Standard Class	12,675,646	361,533	500,814	(580,218)	282,129	399,347	399,347	681,476	13,357,122
LVIP SSGA Mid-Cap Index Fund - Service Class	50,009	988	6,391	2,156	9,535	36,403	36,403	45,938	95,947
LVIP SSGA Mid-Cap Index Fund - Standard Class	3,840,810	81,056	334,558	190,005	605,619	2,439,624	2,439,624	3,045,243	6,886,053
LVIP SSGA Moderate Index Allocation Fund - Standard Class	193,989,703	4,005,706	6,140,822	4,796,769	14,943,297	970,469	970,469	15,913,766	209,903,469
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	25,147	—	818	(857)	(39)	(25,108)	(25,108)	(25,147)	—
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	214,336,645	4,533,433	6,936,384	7,269,239	18,739,056	7,148,072	7,148,072	25,887,128	240,223,773
LVIP SSGA Nasdaq-100 Index Fund - Service Class	9,313	100	333	4,412	4,845	28,191	28,191	33,036	42,349
LVIP SSGA S&P 500 Index Fund - Service Class	307,668	5,792	50,588	44,792	101,172	246,767	246,767	347,939	655,607
LVIP SSGA S&P 500 Index Fund - Standard Class	1,520,757,593	10,905,315	196,532,599	160,306,820	367,744,734	14,084,000	14,084,000	381,828,734	1,902,586,327
LVIP SSGA Short-Term Bond Index Fund - Standard Class	2,094,903	173,554	751	(34,318)	139,987	1,553,821	1,553,821	1,693,808	3,788,711
LVIP SSGA Small-Cap Index Fund - Service Class	35,663	1,031	3,803	1,216	6,050	22,115	22,115	28,165	63,828
LVIP SSGA Small-Cap Index Fund - Standard Class	158,985,613	2,282,553	8,899,025	6,174,237	17,355,815	1,283,075	1,283,075	18,638,890	177,624,503
LVIP Structured Conservative Allocation Fund - Standard Class	16,032,053	470,994	1,533,076	(1,047,729)	956,341	125,452	125,452	1,081,793	17,113,846
LVIP Structured Moderate Allocation Fund - Standard Class	103,528,887	3,389,282	14,561,364	(8,929,534)	9,021,112	631,633	631,633	9,652,745	113,181,632
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	90,407,272	2,768,671	14,533,944	(8,296,075)	9,006,540	606,224	606,224	9,612,764	100,020,036
LVIP T. Rowe Price 2020 Fund - Standard Class	1,274,427	33,239	4,623	64,303	102,165	(27,172)	(27,172)	74,993	1,349,420
LVIP T. Rowe Price 2030 Fund - Standard Class	4,983,041	128,346	100,862	313,152	542,360	628,263	628,263	1,170,623	6,153,664
LVIP T. Rowe Price 2040 Fund - Standard Class	9,386,376	220,219	279,732	786,752	1,286,703	1,722,967	1,722,967	3,009,670	12,396,046
LVIP T. Rowe Price 2050 Fund - Standard Class	6,220,308	138,948	181,274	674,957	995,179	2,927,988	2,927,988	3,923,167	10,143,475
LVIP T. Rowe Price 2060 Fund - Standard Class	11,619,371	285,968	516,928	997,911	1,800,807	5,616,813	5,616,813	7,417,620	19,036,991
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	12,223	25	2,849	1,931	4,805	15,558	15,558	20,363	32,586
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	98,082,567	(198,291)	13,134,194	10,362,112	23,298,015	(3,208,162)	(3,208,162)	20,089,853	118,172,420
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	10,324,430	195,504	62,513	1,047,517	1,305,534	(164,970)	(164,970)	1,140,564	11,464,994
LVIP Vanguard Bond Allocation Fund - Service Class	—	—	377	—	377	(377)	(377)	—	—
LVIP Vanguard Bond Allocation Fund - Standard Class	136,732,480	4,803,800	(1,666,295)	(1,708,956)	1,428,549	17,272,801	17,272,801	18,701,350	155,433,830
LVIP Vanguard Domestic Equity ETF Fund - Service Class	—	—	5,402	—	5,402	(5,402)	(5,402)	—	—
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	244,767,171	1,546,493	19,364,677	30,986,939	51,898,109	(5,869,858)	(5,869,858)	46,028,251	290,795,422
LVIP Vanguard International Equity ETF Fund - Service Class	15,792	612	668	(828)	452	15,567	15,567	16,019	31,811
LVIP Vanguard International Equity ETF Fund - Standard Class	153,822,250	3,600,510	2,749,589	(1,554,449)	4,795,650	13,377,698	13,377,698	18,173,348	171,995,598
LVIP Wellington Capital Growth Fund - Service Class	6,436	—	3,050	(638)	2,412	(8,848)	(8,848)	(6,436)	—
LVIP Wellington Capital Growth Fund - Standard Class	110,086,093	(403,039)	26,484,717	(5,451,459)	20,630,219	(130,716,312)	(130,716,312)	(110,086,093)	—
LVIP Wellington SMID Cap Value Fund - Service Class	—	1	7	(6)	2	87	87	89	89
LVIP Wellington SMID Cap Value Fund - Standard Class	50,974,447	414,377	5,792,669	(47,620)	6,159,426	186,058	186,058	6,345,484	57,319,931
LVIP Western Asset Core Bond Fund - Service Class	5,078	1,421	(20)	(1,274)	127	16,959	16,959	17,086	22,164
M Capital Appreciation Fund	1,717,704	34,181	134,025	2,847	171,053	31,815	31,815	202,868	1,920,572
M International Equity Fund	2,186,371	66,120	15,656	1,182	82,958	164,112	164,112	247,070	2,433,441
M Large Cap Growth Fund	3,382,867	(7,384)	481,287	358,471	832,374	(416,944)	(416,944)	415,430	3,798,297
M Large Cap Value Fund	2,726,747	52,207	326,144	126,620	504,971	(106,939)	(106,939)	398,032	3,124,779
MFS® VIT Growth Series - Initial Class	98,476,289	(559,568)	12,677,015	17,593,722	29,711,169	(5,958,351)	(5,958,351)	23,752,818	122,229,107
MFS® VIT Growth Series - Service Class	201	—	218	125	343	2,364	2,364	2,707	2,908
MFS® VIT New Discovery Series - Initial Class	1,195,679	—	357	91,052	91,409	502,727	502,727	594,136	1,789,815
MFS® VIT Total Return Series - Initial Class	91,553,255	1,959,968	4,789,675	(13,697)	6,735,946	1,650,752	1,650,752	8,386,698	99,939,953
MFS® VIT Utilities Series - Initial Class	56,212,362	1,203,908	2,335,724	3,371,614	6,911,246	328,767	328,767	7,240,013	63,452,375
MFS® VIT Utilities Series - Service Class	1,251	76	145	116	337	4,554	4,554	4,891	6,142
MFS® VIT II Core Equity Portfolio - Initial Class	2,581,817	14,927	191,644	321,903	528,474	324,949	324,949	853,423	3,435,240
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	118	6	48	(6)	48	(166)	(166)	(118)	—
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	18,291,203	(44,348)	1,436,987	2,750,146	4,142,785	(2,457,682)	(2,457,682)	1,685,103	19,976,306
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	5,660,058	27,994	272,978	164,548	465,520	(343,759)	(343,759)	121,761	5,781,819
Neuberger Berman AMT Quality Equity Portfolio - I Class	1,397,919	371	113,518	234,487	348,376	(106,098)	(106,098)	242,278	1,640,197
Nomura VIP Emerging Markets Series - Service Class	7,570	177	475	61	713	16,530	16,530	17,243	24,813
Nomura VIP Emerging Markets Series - Standard Class	135,348,225	3,113,720	1,428,879	1,991,263	6,533,862	3,888,740	3,888,740	10,422,602	145,770,827
Nomura VIP Energy Series - Service Class	—	—	—	(9)	(9)	269	269	260	260
Nomura VIP High Income Series - Service Class	398	57	—	(4)	53	921	921	974	1,372
Nomura VIP Mid Cap Growth Series - Service Class	938	—	29	(15)	14	408	408	422	1,360
Nomura VIP Science and Technology Series - Service Class	84	—	31	119	150	1,179	1,179	1,329	1,413
Nomura VIP Small Cap Growth Series - Service Class	1,501	—	8	200	208	675	675	883	2,384
Nomura VIP Small Cap Value Series - Service Class	377	5	21	38	64	472	472	536	913
Nomura VIP Small Cap Value Series - Standard Class	112,235,241	1,077,365	6,896,201	4,380,002	12,353,568	(1,177,498)	(1,177,498)	11,176,070	123,411,311
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	32,819,014	644,931	(1,494,960)	2,248,078	1,398,049	2,840,354	2,840,354	4,238,403	37,057,417
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	109	6	—	2	8	250	250	258	367
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	658	54	1	8	63	1,021	1,021	1,084	1,742
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	—	56	36	(57)	35	4,054	4,054	4,089	4,089
Putnam VT George Putnam Balanced Fund - Class IA	2,099,915	32,761	26,208	361,951	420,920	1,212,893	1,212,893	1,633,813	3,733,728
Putnam VT Global Health Care Fund - Class IB	2,247,531	6,316	138,396	(108,035)	36,677	(90,527)	(90,527)	(53,850)	2,193,681
Putnam VT Large Cap Value Fund - Class IB	2,553,122	25,682	183,801	262,192	471,675	(181,809)	(181,809)	289,866	2,842,988
Templeton Foreign VIP Fund - Class 1	1,100,969	23,096	4,258	(42,085)	(14,731)	20,332	20,332	5,601	1,106,570
Templeton Foreign VIP Fund - Class 2	2,215,596	48,982	26,724	(96,904)	(21,198)	(60,159)	(60,159)	(81,357)	2,134,239
Templeton Global Bond VIP Fund - Class 1	67,704,391	(475,263)	(1,322,647)	(6,631,125)	(8,429,035)	10,733,235	10,733,235	2,304,200	70,008,591
Templeton Global Bond VIP Fund - Class 4	1,500	—	3	(267)	(264)	1,575	1,575	1,311	2,811
Templeton Growth VIP Fund - Class 1	7,120,142	65,978	106,475	214,736	387,189	(325,447)	(325,447)	61,742	7,181,884
Templeton Growth VIP Fund - Class 2	1,307,168	10,390	58,046	10,679	79,115	(285,896)	(285,896)	(206,781)	1,100,387
TOPS® Balanced ETF Portfolio - Class 2 Shares	5,779,166	101,000	63,304	209,910	374,214	387,234	387,234	761,448	6,540,614
TOPS® Balanced ETF Portfolio - Service Class Shares	1,345,038	39,467	11,020	56,096	106,583	577,129	577,129	683,712	2,028,750
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	12,430,024	247,309	338,881	623,148	1,209,338	5,065,379	5,065,379	6,274,717	18,704,741
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	1,599,281	46,286	43,868	81,014	171,168	945,560	945,560	1,116,728	2,716,009
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Year Ended December 31, 2025

		Changes From Operations				Changes From Unit Transactions
Subaccount	Net Assets At January 1, 2025 ($)	Net investment income (loss) ($)	Net realized gain (loss) on investments ($)	Net change in unrealized appreciation or depreciation on investments ($)	Net Increase (Decrease) in Net Assets Resulting from Operations ($)	Net unit transactions ($)	Net Increase (Decrease) in Net Assets Resulting from Unit Transactions ($)	Total Increase (Decrease) in Net Assets ($)	Net Assets at December 31, 2025 ($)

AB VPS Discovery Value Portfolio - Class A	79,298,007	408,292	8,951,182	(6,917,268)	2,442,206	6,045,424	6,045,424	8,487,630	87,785,637
AB VPS International Value Portfolio - Class A	9,496,575	239,057	844,253	2,543,814	3,627,124	(1,852,804)	(1,852,804)	1,774,320	11,270,895
AB VPS Large Cap Growth Portfolio - Class A	5,065,573	(10,332)	563,798	91,071	644,537	(386,874)	(386,874)	257,663	5,323,236
AB VPS Relative Value Portfolio - Class A	17,884,300	164,093	1,715,691	(102,657)	1,777,127	(1,036,450)	(1,036,450)	740,677	18,624,977
AB VPS Sustainable Global Thematic Portfolio - Class A	23,672,242	(101,009)	3,093,632	(1,580,371)	1,412,252	651,702	651,702	2,063,954	25,736,196
American Funds® IS Asset Allocation Fund - Class 4	10,773	385	1,156	999	2,540	11,137	11,137	13,677	24,450
American Funds® IS Capital Income Builder - Class 4	5,584	245	9	1,218	1,472	3,604	3,604	5,076	10,660
American Funds® IS Capital World Growth and Income Fund - Class 2	—	1,840	77	5,019	6,936	199,686	199,686	206,622	206,622
American Funds® IS Global Growth Fund - Class 2	264,183,137	2,664,800	40,220,446	12,047,950	54,933,196	(6,428,672)	(6,428,672)	48,504,524	312,687,661
American Funds® IS Global Growth Fund - Class 4	4,618	97	959	501	1,557	4,530	4,530	6,087	10,705
American Funds® IS Global Small Capitalization Fund - Class 2	142,009,771	(112,379)	(226,749)	20,793,153	20,454,025	(2,106,186)	(2,106,186)	18,347,839	160,357,610
American Funds® IS Global Small Capitalization Fund - Class 4	504	2	27	167	196	379	379	575	1,079
American Funds® IS Growth Fund - Class 2	900,451,713	(2,733,207)	120,776,962	58,602,398	176,646,153	(30,728,378)	(30,728,378)	145,917,775	1,046,369,488
American Funds® IS Growth Fund - Class 4	163,967	235	20,970	15,133	36,338	51,050	51,050	87,388	251,355
American Funds® IS Growth-Income Fund - Class 2	740,217,000	3,452,782	148,497,795	(24,202,101)	127,748,476	(21,116,839)	(21,116,839)	106,631,637	846,848,637
American Funds® IS Growth-Income Fund - Class 4	14,014	91	2,253	(150)	2,194	3,331	3,331	5,525	19,539
American Funds® IS International Fund - Class 2	277,602,105	2,800,284	3,145,307	65,449,995	71,395,586	(18,175,173)	(18,175,173)	53,220,413	330,822,518
American Funds® IS International Fund - Class 4	16,814	443	226	6,923	7,592	18,706	18,706	26,298	43,112
American Funds® IS New World Fund - Class 4	41,460	617	3,330	11,016	14,963	17,803	17,803	32,766	74,226
American Funds® IS Washington Mutual Investors Fund - Class 4	76,821	980	8,189	2,183	11,352	(38)	(38)	11,314	88,135
ClearBridge Variable Growth Portfolio - Class II	218	—	105	(43)	62	508	508	570	788
ClearBridge Variable Large Cap Growth Portfolio - Class II	8,481	—	2,193	(1,399)	794	(9,275)	(9,275)	(8,481)	—
ClearBridge Variable Mid Cap Portfolio - Class I	51,588,095	(126,904)	4,370,932	(1,895,034)	2,348,994	4,673,205	4,673,205	7,022,199	58,610,294
ClearBridge Variable Mid Cap Portfolio - Class II	91	—	9	(2)	7	(8)	(8)	(1)	90
Columbia VP Commodity Strategy Fund - Class 2	273	54	—	30	84	604	604	688	961
Columbia VP Strategic Income Fund - Class 2	610	61	—	20	81	772	772	853	1,463
DWS Alternative Asset Allocation VIP Portfolio - Class A	23,512,796	900,468	4,740	1,447,822	2,353,030	470,888	470,888	2,823,918	26,336,714
DWS Equity 500 Index VIP Portfolio - Class A	59,989,898	512,550	6,682,839	2,547,366	9,742,755	(5,070,754)	(5,070,754)	4,672,001	64,661,899
DWS Small Cap Index VIP Portfolio - Class A	11,439,138	131,743	666,427	603,151	1,401,321	(425,873)	(425,873)	975,448	12,414,586
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	336,332	7,151	17,781	22,577	47,509	(6,298)	(6,298)	41,211	377,543
Fidelity® VIP Balanced Portfolio - Service Class 2	17,343	488	1,008	2,617	4,113	13,277	13,277	17,390	34,733
Fidelity® VIP Contrafund® Portfolio - Initial Class	14,940,444	30,115	3,370,624	543,094	3,943,833	4,568,390	4,568,390	8,512,223	23,452,667
Fidelity® VIP Contrafund® Portfolio - Service Class	409,235,046	(1,667,478)	93,981,223	(7,597,509)	84,716,236	(15,395,834)	(15,395,834)	69,320,402	478,555,448
Fidelity® VIP Contrafund® Portfolio - Service Class 2	30,492	—	13,169	(281)	12,888	27,598	27,598	40,486	70,978
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,071,265	28,126	155,118	187,998	371,242	(102,393)	(102,393)	268,849	2,340,114
Fidelity® VIP Equity-Income Portfolio - Service Class	6,612,657	105,427	479,886	597,116	1,182,429	(434,499)	(434,499)	747,930	7,360,587
Fidelity® VIP Financials Portfolio - Initial Class	—	424	383	1,124	1,931	34,228	34,228	36,159	36,159
Fidelity® VIP Growth Opportunities Portfolio - Service Class	7,399,796	(15,369)	316,567	1,209,122	1,510,320	(441,019)	(441,019)	1,069,301	8,469,097
Fidelity® VIP Growth Portfolio - Service Class	186,071,533	(439,867)	29,397,169	(1,576,457)	27,380,845	(920,184)	(920,184)	26,460,661	212,532,194
Fidelity® VIP Growth Portfolio - Service Class 2	79,304	57	15,557	(176)	15,438	31,443	31,443	46,881	126,185
Fidelity® VIP Health Care Portfolio - Initial Class	—	118	175	2,701	2,994	30,466	30,466	33,460	33,460
Fidelity® VIP High Income Portfolio - Service Class	1,726,659	124,564	(4,944)	53,925	173,545	169,736	169,736	343,281	2,069,940
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	762,051	23,488	(8,898)	34,350	48,940	(18,814)	(18,814)	30,126	792,177
Fidelity® VIP Mid Cap Portfolio - Service Class	193,047,137	(170,636)	24,954,599	(1,164,287)	23,619,676	9,087,156	9,087,156	32,706,832	225,753,969
Fidelity® VIP Mid Cap Portfolio - Service Class 2	11,572	49	1,995	58	2,102	7,279	7,279	9,381	20,953
Fidelity® VIP Overseas Portfolio - Service Class	8,038,111	126,045	1,155,891	345,113	1,627,049	99,249	99,249	1,726,298	9,764,409
Fidelity® VIP Strategic Income Portfolio - Service Class 2	3,316	198	1	235	434	2,568	2,568	3,002	6,318
Fidelity® VIP Technology Portfolio - Initial Class	—	—	6,338	6,207	12,545	451,595	451,595	464,140	464,140
First Trust Capital Strength Hedged Equity Portfolio - Class I	101,906	1,938	(165)	(17,051)	(15,278)	541,517	541,517	526,239	628,145
First Trust Capital Strength Portfolio - Class I	214,108	3,914	(80)	30,028	33,862	698,130	698,130	731,992	946,100
First Trust International Developed Capital Strength Portfolio - Class I	4,734	173	244	1,336	1,753	6,010	6,010	7,763	12,497
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	369,717	20,030	36,457	(21,176)	35,311	633,062	633,062	668,373	1,038,090
Franklin Income VIP Fund - Class 1	193,120,079	9,047,639	1,978,697	12,680,587	23,706,923	2,775,307	2,775,307	26,482,230	219,602,309
Franklin Mutual Shares VIP Fund - Class 1	87,540,205	1,740,666	9,090,908	(820,714)	10,010,860	1,385,005	1,385,005	11,395,865	98,936,070
Franklin Rising Dividends VIP Fund - Class 4	4,316	33	593	39	665	(156)	(156)	509	4,825
Franklin Small-Mid Cap Growth VIP Fund - Class 1	20,108,781	(38,372)	931,087	(350,958)	541,757	(396,664)	(396,664)	145,093	20,253,874
Franklin Small-Mid Cap Growth VIP Fund - Class 4	26,604	—	1,485	(974)	511	11,272	11,272	11,783	38,387
Goldman Sachs VIT Government Money Market Fund - Service Shares	27,601	588	—	—	588	(12,076)	(12,076)	(11,488)	16,113
Invesco V.I. American Franchise Fund - Series I Shares	16,725,845	(42,040)	1,945,032	(167,823)	1,735,169	(1,706,859)	(1,706,859)	28,310	16,754,155
Invesco V.I. Core Equity Fund - Series I Shares	16,709,339	69,456	1,451,366	983,192	2,504,014	(1,372,350)	(1,372,350)	1,131,664	17,841,003
Invesco V.I. Core Plus Bond Fund - Series I Shares	1,056,767	39,333	(22,470)	49,518	66,381	(405,774)	(405,774)	(339,393)	717,374
Invesco V.I. Diversified Dividend Fund - Series II Shares	88	—	4	4	8	(4)	(4)	4	92
Invesco V.I. EQV International Equity Fund - Series I Shares	41,329,814	392,729	3,035,822	2,905,574	6,334,125	(2,724,187)	(2,724,187)	3,609,938	44,939,752
Invesco V.I. International Growth Fund - Series II Shares	5,112	5	787	262	1,054	3,639	3,639	4,693	9,805
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	39,371	157	6,977	(1,972)	5,162	28,356	28,356	33,518	72,889
Janus Henderson Balanced Portfolio - Institutional Shares	10,822,482	200,639	583,230	733,726	1,517,595	(819,488)	(819,488)	698,107	11,520,589
Janus Henderson Balanced Portfolio - Service Shares	9,159,102	139,663	451,453	657,671	1,248,787	(817,611)	(817,611)	431,176	9,590,278
Janus Henderson Enterprise Portfolio - Service Shares	4,522,208	(7,032)	433,283	(92,754)	333,497	(57,005)	(57,005)	276,492	4,798,700
Janus Henderson Global Research Portfolio - Institutional Shares	11,493,641	45,234	1,350,283	871,035	2,266,552	(1,083,916)	(1,083,916)	1,182,636	12,676,277
Janus Henderson Global Research Portfolio - Service Shares	2,328,127	5,745	322,454	163,907	492,106	(169,452)	(169,452)	322,654	2,650,781
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	5,142,625	(10,760)	607,104	597,612	1,193,956	(394,532)	(394,532)	799,424	5,942,049
Lincoln Hedged S&P 500 Conservative Fund - Service Class	—	—	23,113	(13,231)	9,882	409,321	409,321	419,203	419,203
Lincoln Hedged S&P 500 Fund - Service Class	262,436	—	58,014	2,018	60,032	436,371	436,371	496,403	758,839
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	60,153	—	27,361	(19,328)	8,033	59	59	8,092	68,245
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	196,229,081	(990,686)	78,435,025	(50,757,535)	26,686,804	(5,415,638)	(5,415,638)	21,271,166	217,500,247
LVIP American Balanced Allocation Fund - Standard Class	6,348,601	306,981	424,947	787,205	1,519,133	5,622,097	5,622,097	7,141,230	13,489,831
LVIP American Century Balanced Fund - Standard Class II	77,490,351	956,021	448,419	5,358,226	6,762,666	(428,168)	(428,168)	6,334,498	83,824,849
LVIP American Century Inflation Protection Fund - Standard Class II	11,590,064	938,750	(130,410)	(82,928)	725,412	62,026	62,026	787,438	12,377,502
LVIP American Century Ultra® Fund - Service Class	32,280	—	4,522	1,865	6,387	17,802	17,802	24,189	56,469
LVIP American Century Ultra® Fund - Standard Class	135,252,371	(634,391)	14,684,936	3,795,628	17,846,173	(1,743,407)	(1,743,407)	16,102,766	151,355,137
LVIP American Growth Allocation Fund - Service Class	1,939	58	147	241	446	1,696	1,696	2,142	4,081
LVIP American Growth Allocation Fund - Standard Class	69,814,326	1,893,117	4,197,408	7,675,686	13,766,211	21,053,781	21,053,781	34,819,992	104,634,318
LVIP American Income Allocation Fund - Standard Class	6,938,073	296,349	184,764	507,556	988,669	1,753,906	1,753,906	2,742,575	9,680,648
LVIP Baron Growth Opportunities Fund - Service Class	89,401,811	(338,280)	11,632,103	(21,107,206)	(9,813,383)	15,485,243	15,485,243	5,671,860	95,073,671
LVIP Baron Growth Opportunities Fund - Standard Class	5,446,486	(3,398)	773,866	(1,415,969)	(645,501)	2,220,934	2,220,934	1,575,433	7,021,919
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	50,036,147	1,057,551	4,050,150	786,985	5,894,686	1,585,779	1,585,779	7,480,465	57,516,612
LVIP BlackRock Equity Dividend Fund - Service Class	11,331	395	2,639	66	3,100	21,129	21,129	24,229	35,560
LVIP BlackRock Equity Dividend Fund - Standard Class	110,794,178	1,600,377	11,111,779	1,970,054	14,682,210	3,455,205	3,455,205	18,137,415	128,931,593
LVIP BlackRock Global Allocation Fund - Service Class	673	21	28	83	132	94	94	226	899
LVIP BlackRock Global Allocation Fund - Standard Class	371,220,785	9,221,001	22,392,655	34,366,436	65,980,092	(10,729,774)	(10,729,774)	55,250,318	426,471,103
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	40,707,844	676,295	1,204,826	2,385,606	4,266,727	1,177,568	1,177,568	5,444,295	46,152,139
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	80,409,912	261,225	(597,211)	4,481,923	4,145,937	3,644,139	3,644,139	7,790,076	88,199,988
LVIP BlackRock Real Estate Fund - Service Class	8,169	315	14	340	669	4,881	4,881	5,550	13,719
LVIP BlackRock Real Estate Fund - Standard Class	43,194,047	1,526,206	(350,115)	2,544,094	3,720,185	2,887,562	2,887,562	6,607,747	49,801,794
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	20,302,054	296,485	755,261	673,779	1,725,525	580,324	580,324	2,305,849	22,607,903
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	14,333,067	(33,657)	1,556,691	(721,347)	801,687	(228,984)	(228,984)	572,703	14,905,770
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	12,641,977	(35,288)	2,650,374	(2,258,252)	356,834	(117,546)	(117,546)	239,288	12,881,265
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	3,303,724	10,353	561,130	(249,926)	321,557	(250,501)	(250,501)	71,056	3,374,780
LVIP Dimensional International Core Equity Fund - Service Class	—	148	—	121	269	5,077	5,077	5,346	5,346
LVIP Dimensional International Core Equity Fund - Standard Class	50,691,726	1,641,596	2,294,183	12,774,099	16,709,878	(1,884,348)	(1,884,348)	14,825,530	65,517,256
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	13,923,359	506,734	821,806	3,251,933	4,580,473	(1,444,090)	(1,444,090)	3,136,383	17,059,742
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	62,160,982	324,871	7,689,615	2,075,750	10,090,236	165,578	165,578	10,255,814	72,416,796
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	62,621,595	175,717	10,017,200	(726,571)	9,466,346	(4,058,360)	(4,058,360)	5,407,986	68,029,581
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	17,310,176	162,943	3,267,193	(1,735,789)	1,694,347	541,385	541,385	2,235,732	19,545,908
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	76,824	6,078	70	1,707	7,855	70,058	70,058	77,913	154,737
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	116,093,735	4,952,108	(1,998,303)	4,328,199	7,282,004	6,109,905	6,109,905	13,391,909	129,485,644
LVIP Franklin Templeton Core Bond Fund - Service Class	18,346	2,585	30	649	3,264	48,612	48,612	51,876	70,222
LVIP Franklin Templeton Core Bond Fund - Standard Class	343,212,878	14,655,931	(4,604,480)	13,980,166	24,031,617	23,467,528	23,467,528	47,499,145	390,712,023
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	10,430,794	125,753	1,600,665	(355,815)	1,370,603	(265,103)	(265,103)	1,105,500	11,536,294
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	3,605	156	14	1,060	1,230	1,194	1,194	2,424	6,029
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	70,180,289	2,037,565	1,419,551	19,181,996	22,639,112	(6,774,045)	(6,774,045)	15,865,067	86,045,356
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	49,064,077	1,653,937	2,536,049	12,019,786	16,209,772	(3,645,470)	(3,645,470)	12,564,302	61,628,379
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	11,399	87	1,747	921	2,755	(1,390)	(1,390)	1,365	12,764
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	91,872,779	608,024	6,582,359	10,121,301	17,311,684	1,778,556	1,778,556	19,090,240	110,963,019
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	2,070	68	4	689	761	5,696	5,696	6,457	8,527
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	99,565,836	572,663	2,445,463	11,275,607	14,293,733	927,220	927,220	15,220,953	114,786,789
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	53,136,506	1,206,698	3,074	3,457,124	4,666,896	(3,455,128)	(3,455,128)	1,211,768	54,348,274
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	134,861,872	2,757,481	6,977,712	7,537,256	17,272,449	(5,870,341)	(5,870,341)	11,402,108	146,263,980
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	100,988,838	2,145,407	2,794,944	6,153,959	11,094,310	(3,150,542)	(3,150,542)	7,943,768	108,932,606
LVIP Government Money Market Fund - Standard Class	87,458,135	3,358,489	4,094	8	3,362,591	35,691,010	35,691,010	39,053,601	126,511,736
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2,697,869	(5,625)	165,362	(248,869)	(89,132)	(2,608,737)	(2,608,737)	(2,697,869)	—
LVIP JPMorgan High Yield Fund - Service Class	8,652	832	4	117	953	5,229	5,229	6,182	14,834
LVIP JPMorgan High Yield Fund - Standard Class	105,136,228	6,800,375	(361,864)	2,454,710	8,893,221	6,551,196	6,551,196	15,444,417	120,580,645
LVIP JPMorgan Retirement Income Fund - Standard Class	660,114	24,974	3,251	56,453	84,678	124,995	124,995	209,673	869,787
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	20,275,373	183,976	2,836,323	(2,685,560)	334,739	1,649,675	1,649,675	1,984,414	22,259,787
LVIP JPMorgan Short Duration Bond Fund - Standard Class	110,179,261	4,417,549	(444,231)	1,430,750	5,404,068	8,630,656	8,630,656	14,034,724	124,213,985
LVIP Loomis Sayles Global Growth Fund - Standard Class	1,880,224	—	304,713	86,164	390,877	644,143	644,143	1,035,020	2,915,244
LVIP Macquarie Wealth Builder Fund - Standard Class	2,651,406	79,934	108,989	112,601	301,524	(2,952,930)	(2,952,930)	(2,651,406)	—
LVIP MFS International Growth Fund - Service Class	37,294	808	4,791	2,726	8,325	24,198	24,198	32,523	69,817
LVIP MFS International Growth Fund - Standard Class	123,301,188	1,648,311	13,867,507	7,097,369	22,613,187	2,274,341	2,274,341	24,887,528	148,188,716
LVIP MFS Value Fund - Service Class	52,391	1,445	6,108	1,796	9,349	42,570	42,570	51,919	104,310
LVIP MFS Value Fund - Standard Class	305,497,058	4,629,480	29,557,679	5,236,587	39,423,746	17,991,178	17,991,178	57,414,924	362,911,982
LVIP Mondrian Global Income Fund - Standard Class	25,551,022	44,963	(381,618)	1,881,987	1,545,332	2,257,326	2,257,326	3,802,658	29,353,680
LVIP Mondrian International Value Fund - Service Class	29,901	1,896	1,650	9,977	13,523	15,931	15,931	29,454	59,355
LVIP Mondrian International Value Fund - Standard Class	58,534,726	2,475,598	5,848,671	11,840,171	20,164,440	(5,158,017)	(5,158,017)	15,006,423	73,541,149
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,145,972	10,015	141,293	28,918	180,226	(115,820)	(115,820)	64,406	1,210,378
LVIP Nomura Diversified Floating Rate Fund - Standard Class	43,456,895	1,615,402	1,155	205,745	1,822,302	1,555,384	1,555,384	3,377,686	46,834,581
LVIP Nomura High Yield Fund - Standard Class	18,785,593	1,093,768	(177,305)	700,199	1,616,662	(1,039,945)	(1,039,945)	576,717	19,362,310
LVIP Nomura Mid Cap Value Fund - Service Class	25,726	495	4,963	(496)	4,962	15,518	15,518	20,480	46,206
LVIP Nomura Mid Cap Value Fund - Standard Class	42,630,855	534,515	6,386,478	(958,349)	5,962,644	1,976,024	1,976,024	7,938,668	50,569,523
LVIP Nomura SMID Cap Core Fund - Service Class	1,709	11	97	187	295	1,444	1,444	1,739	3,448
LVIP Nomura SMID Cap Core Fund - Standard Class	109,732,750	118,092	5,084,384	4,512,816	9,715,292	692,139	692,139	10,407,431	120,140,181
LVIP Nomura Social Awareness Fund - Standard Class	19,101,209	95,004	2,165,688	563,512	2,824,204	(321,157)	(321,157)	2,503,047	21,604,256
LVIP Nomura U.S. Growth Fund - Service Class	1,937	—	254	364	618	6,265	6,265	6,883	8,820
LVIP Nomura U.S. Growth Fund - Standard Class	66,104,252	(239,991)	12,903,070	2,152,009	14,815,088	(10,608,286)	(10,608,286)	4,206,802	70,311,054
LVIP Nomura U.S. REIT Fund - Service Class	12,388	907	7	(907)	7	21,548	21,548	21,555	33,943
LVIP Nomura U.S. REIT Fund - Standard Class	80,139,660	2,230,199	498,825	(2,257,459)	471,565	5,797,218	5,797,218	6,268,783	86,408,443
LVIP PIMCO Low Duration Bond Fund - Standard Class	9,210,420	493,082	(241)	99,691	592,532	3,744,319	3,744,319	4,336,851	13,547,271
LVIP SSGA Bond Index Fund - Service Class	208,362	9,970	(107)	6,571	16,434	108,227	108,227	124,661	333,023
LVIP SSGA Bond Index Fund - Standard Class	133,294,271	4,555,383	(1,418,942)	5,611,776	8,748,217	21,160,009	21,160,009	29,908,226	163,202,497
LVIP SSGA Conservative Index Allocation Fund - Standard Class	38,996,268	908,331	1,239,892	2,556,427	4,704,650	119,069	119,069	4,823,719	43,819,987
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	38,979	1,687	405	12,816	14,908	12,875	12,875	27,783	66,762
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,493,070	61,869	10,515	469,503	541,887	229,263	229,263	771,150	2,264,220
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	22,984,710	570,203	417,618	2,227,203	3,215,024	(527,390)	(527,390)	2,687,634	25,672,344
LVIP SSGA International Index Fund - Service Class	175,712	8,686	2,504	50,544	61,734	66,403	66,403	128,137	303,849
LVIP SSGA International Index Fund - Standard Class	123,908,735	4,384,852	4,646,823	28,117,230	37,148,905	2,420,002	2,420,002	39,568,907	163,477,642
LVIP SSGA International Managed Volatility Fund - Standard Class	13,357,122	428,443	524,063	2,206,040	3,158,546	(854,874)	(854,874)	2,303,672	15,660,794
LVIP SSGA Mid-Cap Index Fund - Service Class	95,947	1,374	9,463	(1,443)	9,394	48,833	48,833	58,227	154,174
LVIP SSGA Mid-Cap Index Fund - Standard Class	6,886,053	155,701	803,725	(43,874)	915,552	6,592,516	6,592,516	7,508,068	14,394,121
LVIP SSGA Moderate Index Allocation Fund - Standard Class	209,903,469	4,271,519	9,030,878	17,987,866	31,290,263	(129,647)	(129,647)	31,160,616	241,064,085
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	240,223,773	4,786,329	12,617,978	23,033,113	40,437,420	974,424	974,424	41,411,844	281,635,617
LVIP SSGA Nasdaq-100 Index Fund - Service Class	42,349	32	6,315	3,899	10,246	967	967	11,213	53,562
LVIP SSGA S&P 500 Index Fund - Service Class	655,607	8,003	49,721	85,933	143,657	274,892	274,892	418,549	1,074,156
LVIP SSGA S&P 500 Index Fund - Standard Class	1,902,586,327	11,455,850	168,067,872	151,058,765	330,582,487	28,585,655	28,585,655	359,168,142	2,261,754,469
LVIP SSGA Short-Term Bond Index Fund - Standard Class	3,788,711	221,185	596	21,805	243,586	1,566,511	1,566,511	1,810,097	5,598,808
LVIP SSGA Small-Cap Index Fund - Service Class	63,828	762	4,490	5,029	10,281	26,113	26,113	36,394	100,222
LVIP SSGA Small-Cap Index Fund - Standard Class	177,624,503	1,284,561	13,097,101	10,358,789	24,740,451	7,080,840	7,080,840	31,821,291	209,445,794
LVIP Structured Conservative Allocation Fund - Standard Class	17,113,846	419,512	(100,553)	1,850,627	2,169,586	(645,225)	(645,225)	1,524,361	18,638,207
LVIP Structured Moderate Allocation Fund - Standard Class	113,181,632	2,629,614	(139,155)	16,086,176	18,576,635	1,475,038	1,475,038	20,051,673	133,233,305
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	100,020,036	2,258,440	205,952	16,208,802	18,673,194	(1,852,248)	(1,852,248)	16,820,946	116,840,982
LVIP T. Rowe Price 2020 Fund - Standard Class	1,349,420	40,466	77,287	48,547	166,300	18,547	18,547	184,847	1,534,267
LVIP T. Rowe Price 2030 Fund - Standard Class	6,153,664	192,185	342,677	454,337	989,199	1,468,808	1,468,808	2,458,007	8,611,671
LVIP T. Rowe Price 2040 Fund - Standard Class	12,396,046	247,465	630,093	1,488,521	2,366,079	1,707,451	1,707,451	4,073,530	16,469,576
LVIP T. Rowe Price 2050 Fund - Standard Class	10,143,475	226,718	608,859	1,585,780	2,421,357	3,706,229	3,706,229	6,127,586	16,271,061
LVIP T. Rowe Price 2060 Fund - Standard Class	19,036,991	433,395	416,568	3,585,021	4,434,984	5,823,713	5,823,713	10,258,697	29,295,688
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	32,586	—	7,813	(3,687)	4,126	18,511	18,511	22,637	55,223
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	118,172,420	(542,485)	22,242,773	(8,690,368)	13,009,920	4,732,532	4,732,532	17,742,452	135,914,872
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	11,464,994	129,510	496,359	283,589	909,458	138,437	138,437	1,047,895	12,512,889
LVIP Vanguard Bond Allocation Fund - Standard Class	155,433,830	5,224,370	(2,209,291)	6,147,618	9,162,697	10,942,184	10,942,184	20,104,881	175,538,711
LVIP Vanguard Domestic Equity ETF Fund - Service Class	—	9	3	25	37	1,270	1,270	1,307	1,307
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	290,795,422	1,490,835	157,987,660	(112,295,907)	47,182,588	9,484,479	9,484,479	56,667,067	347,462,489
LVIP Vanguard International Equity ETF Fund - Service Class	31,811	1,397	567	7,904	9,868	10,974	10,974	20,842	52,653
LVIP Vanguard International Equity ETF Fund - Standard Class	171,995,598	5,732,924	6,114,910	39,594,106	51,441,940	(5,432,405)	(5,432,405)	46,009,535	218,005,133
LVIP Wellington SMID Cap Value Fund - Service Class	89	1	(13)	9	(3)	46	46	43	132
LVIP Wellington SMID Cap Value Fund - Standard Class	57,319,931	345,292	4,618,322	(3,346,020)	1,617,594	6,014,833	6,014,833	7,632,427	64,952,358
LVIP Western Asset Core Bond Fund - Service Class	22,164	259	(1,262)	1,587	584	(22,748)	(22,748)	(22,164)	—
M Capital Appreciation Fund	1,920,572	15,947	343,868	18,266	378,081	(91,483)	(91,483)	286,598	2,207,170
M International Equity Fund	2,433,441	68,568	97,583	555,642	721,793	(353,905)	(353,905)	367,888	2,801,329
M Large Cap Growth Fund	3,798,297	(8,053)	1,194,551	(419,087)	767,411	(265,320)	(265,320)	502,091	4,300,388
M Large Cap Value Fund	3,124,779	48,837	277,434	187,215	513,486	(236,149)	(236,149)	277,337	3,402,116
MFS® VIT Growth Series - Initial Class	122,229,107	(572,766)	26,467,109	(11,123,726)	14,770,617	(2,499,981)	(2,499,981)	12,270,636	134,499,743
MFS® VIT Growth Series - Service Class	2,908	—	642	(271)	371	234	234	605	3,513
MFS® VIT New Discovery Series - Initial Class	1,789,815	—	5,778	283,944	289,722	488,158	488,158	777,880	2,567,695
MFS® VIT Total Return Series - Initial Class	99,939,953	2,367,206	7,653,611	617,082	10,637,899	1,745,764	1,745,764	12,383,663	112,323,616
MFS® VIT Utilities Series - Initial Class	63,452,375	1,768,234	1,994,623	5,518,343	9,281,200	(1,387,919)	(1,387,919)	7,893,281	71,345,656
MFS® VIT Utilities Series - Service Class	6,142	665	365	2,037	3,067	18,712	18,712	21,779	27,921
MFS® VIT II Core Equity Portfolio - Initial Class	3,435,240	14,815	431,441	33,625	479,881	542,424	542,424	1,022,305	4,457,545
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	19,976,306	(41,558)	2,850,525	(1,741,920)	1,067,047	(1,652,478)	(1,652,478)	(585,431)	19,390,875
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	5,781,819	14,165	627,548	(33,612)	608,101	(475,872)	(475,872)	132,229	5,914,048
Neuberger Berman AMT Quality Equity Portfolio - I Class	1,640,197	(3,278)	144,406	65,310	206,438	(129,279)	(129,279)	77,159	1,717,356
Nomura VIP Emerging Markets Series - Service Class	24,813	555	1,074	29,138	30,767	16,083	16,083	46,850	71,663
Nomura VIP Emerging Markets Series - Standard Class	145,770,827	1,964,088	16,655,116	86,600,372	105,219,576	(48,127,352)	(48,127,352)	57,092,224	202,863,051
Nomura VIP Energy Series - Service Class	260	5	—	82	87	622	622	709	969
Nomura VIP High Income Series - Service Class	1,372	123	1	28	152	1,000	1,000	1,152	2,524
Nomura VIP Mid Cap Growth Series - Service Class	1,360	—	138	1	139	(1,499)	(1,499)	(1,360)	—
Nomura VIP Science and Technology Series - Service Class	1,413	—	918	240	1,158	829	829	1,987	3,400
Nomura VIP Small Cap Growth Series - Service Class	2,384	—	337	96	433	1,213	1,213	1,646	4,030
Nomura VIP Small Cap Value Series - Service Class	913	11	109	(34)	86	(409)	(409)	(323)	590
Nomura VIP Small Cap Value Series - Standard Class	123,411,311	1,128,489	9,122,120	143,162	10,393,771	6,091,491	6,091,491	16,485,262	139,896,573
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	37,057,417	956,097	(601,248)	6,305,524	6,660,373	(2,051,107)	(2,051,107)	4,609,266	41,666,683
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	367	15	—	72	87	235	235	322	689
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	1,742	131	1	59	191	1,212	1,212	1,403	3,145
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	4,089	378	1	417	796	2,243	2,243	3,039	7,128
Putnam VT George Putnam Balanced Fund - Class IA	3,733,728	63,767	163,113	372,618	599,498	615,469	615,469	1,214,967	4,948,695
Putnam VT Global Health Care Fund - Class IB	2,193,681	(4,411)	147,435	176,514	319,538	(97,803)	(97,803)	221,735	2,415,416
Putnam VT Large Cap Value Fund - Class IB	2,842,988	38,074	241,718	303,159	582,951	88,637	88,637	671,588	3,514,576
Templeton Foreign VIP Fund - Class 1	1,106,570	24,059	111,674	166,643	302,376	(255,496)	(255,496)	46,880	1,153,450
Templeton Foreign VIP Fund - Class 2	2,134,239	49,741	200,935	340,258	590,934	(237,688)	(237,688)	353,246	2,487,485
Templeton Global Bond VIP Fund - Class 1	70,008,591	(455,270)	(2,161,478)	13,264,438	10,647,690	277,337	277,337	10,925,027	80,933,618
Templeton Global Bond VIP Fund - Class 4	2,811	—	3	438	441	1,364	1,364	1,805	4,616
Templeton Growth VIP Fund - Class 1	7,181,884	65,191	651,455	898,483	1,615,129	(666,238)	(666,238)	948,891	8,130,775
Templeton Growth VIP Fund - Class 2	1,100,387	8,090	106,622	142,397	257,109	(41,468)	(41,468)	215,641	1,316,028
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	—	615	771	673	2,059	90,683	90,683	92,742	92,742
TOPS® Balanced ETF Portfolio - Class 2 Shares	6,540,614	122,335	143,013	543,270	808,618	40,942	40,942	849,560	7,390,174
TOPS® Balanced ETF Portfolio - Service Class Shares	2,028,750	58,198	34,850	202,966	296,014	549,329	549,329	845,343	2,874,093
TOPS® Growth ETF Portfolio - Class 2 Shares	—	43	55	(10)	88	21,559	21,559	21,647	21,647
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	18,704,741	337,305	555,966	2,014,967	2,908,238	1,713,804	1,713,804	4,622,042	23,326,783
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	2,716,009	71,810	73,828	351,342	496,980	1,021,056	1,021,056	1,518,036	4,234,045
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements
December 31, 2025
1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of twenty-nine products as follows:

•VUL-I	•Lincoln VULONE 2007
•Lincoln VULCV	•Lincoln Momentum VULONE 2007
•Lincoln VULCV-II	•Lincoln AssetEdge VUL
•Lincoln VULCV-III	•Lincoln AssetEdge VUL 2015
•Lincoln VULCV-IV	•Lincoln AssetEdge VUL 2019
•Lincoln VULDB	•Lincoln AssetEdge VUL 2020
•Lincoln VULDB-II	•Lincoln AssetEdge VUL 2022
•Lincoln VULDB-IV	•Lincoln AssetEdge VUL 2025
•MoneyGuard VUL	•Lincoln VULONE 2012
•MoneyGuard Market Advantage 2024	•Lincoln VULONE 2014
•Lincoln VULONE	•Lincoln VULONE 2019
•Lincoln Momentum VULONE	•Lincoln VULONE 2021
•Lincoln VULONE 2005	•Lincoln MoneyGuard Market Advantage
•Lincoln Momentum VULONE 2005	•Lincoln LifeGoalsSM
•Lincoln InReach VULONE 2014
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred sixty-nine mutual funds (the Funds) of twenty-seven open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund - Series I Shares
Invesco V.I. Comstock Fund - Series II Shares**
Invesco V.I. Core Equity Fund - Series I Shares
Invesco V.I. Core Plus Bond Fund - Series I Shares
Invesco V.I. Diversified Dividend Fund - Series II Shares
Invesco V.I. Equity and Income Fund - Series II Shares**
Invesco V.I. EQV International Equity Fund - Series I Shares
Invesco V.I. EQV International Equity Fund - Series II Shares**
Invesco V.I. International Growth Fund - Series II Shares
Invesco V.I. Main Street Small Cap Fund®- Series II Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS International Value Portfolio - Class A
AB VPS Large Cap Growth Portfolio - Class A
AB VPS Relative Value Portfolio - Class A
AB VPS Sustainable Global Thematic Portfolio - Class A

American Funds Insurance Series®:
American Funds® IS American Funds Mortgage Fund - Class 4**
American Funds® IS Asset Allocation Fund - Class 4
American Funds® IS Capital Income Builder - Class 4
American Funds® IS Capital World Growth and Income Fund - Class 2
American Funds® IS Global Growth Fund - Class 2
American Funds® IS Global Growth Fund - Class 4
American Funds® IS Global Small Capitalization Fund - Class 2
American Funds® IS Global Small Capitalization Fund - Class 4
American Funds® IS Growth Fund - Class 2
American Funds® IS Growth Fund - Class 4
American Funds® IS Growth-Income Fund - Class 2
American Funds® IS Growth-Income Fund - Class 4
American Funds® IS International Fund - Class 2
American Funds® IS International Fund - Class 4
American Funds® IS New World Fund - Class 4
American Funds® IS Washington Mutual Investors Fund - Class 4

Columbia Funds Variable Insurance Trust:
Columbia VP Strategic Income Fund - Class 2

Columbia Funds Variable Series Trust II:
Columbia VP Commodity Strategy Fund - Class 2
Columbia VP Emerging Markets Bond Fund - Class 2**

Delaware VIP® Trust:
Nomura VIP Emerging Markets Series - Service Class
Nomura VIP Emerging Markets Series - Standard Class
Nomura VIP Small Cap Value Series - Service Class
Nomura VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A

Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class**

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class
Fidelity® VIP Balanced Portfolio - Service Class 2
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® VIP Financials Portfolio - Initial Class
Fidelity® VIP Growth Opportunities Portfolio - Service Class
Fidelity® VIP Growth Portfolio - Service Class
Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP Health Care Portfolio - Initial Class
Fidelity® VIP High Income Portfolio - Service Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Fidelity® VIP Mid Cap Portfolio - Service Class
Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Service Class
Fidelity® VIP Strategic Income Portfolio - Service Class 2
Fidelity® VIP Technology Portfolio - Initial Class

First Trust Variable Insurance Trust:
First Trust Capital Strength Hedged Equity Portfolio - Class I
First Trust Capital Strength Portfolio - Class I
First Trust Dorsey Wright Tactical Core Portfolio - Class I**
First Trust International Developed Capital Strength Portfolio - Class I
First Trust Multi Income Allocation Portfolio - Class I**
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I

Franklin Templeton Variable Insurance Products Trust:
Franklin Allocation VIP Fund - Class 4**
Franklin Income VIP Fund - Class 1
Franklin Income VIP Fund - Class 4**
Franklin Mutual Shares VIP Fund - Class 1
Franklin Rising Dividends VIP Fund - Class 4
Franklin Small-Mid Cap Growth VIP Fund - Class 1
Franklin Small-Mid Cap Growth VIP Fund - Class 4
Templeton Foreign VIP Fund - Class 1
Templeton Foreign VIP Fund - Class 2
Templeton Foreign VIP Fund - Class 4**
Templeton Global Bond VIP Fund - Class 1
Templeton Global Bond VIP Fund - Class 4
Templeton Growth VIP Fund - Class 1
Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Government Money Market Fund - Service Shares

Hartford Series Fund, Inc.:
Hartford Capital Appreciation HLS Fund - Class IC**

Ivy Variable Insurance Portfolios:
Nomura VIP Asset Strategy Series - Service Class**
Nomura VIP Energy Series - Service Class
Nomura VIP High Income Series - Service Class
Nomura VIP Mid Cap Growth Series - Service Class**
Nomura VIP Science and Technology Series - Service Class
Nomura VIP Small Cap Growth Series - Service Class

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Institutional Shares
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Global Research Portfolio - Institutional Shares
Janus Henderson Global Research Portfolio - Service Shares
Janus Henderson Global Technology and Innovation Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Growth Portfolio - Class II
ClearBridge Variable Large Cap Growth Portfolio - Class II**
ClearBridge Variable Mid Cap Portfolio - Class I
ClearBridge Variable Mid Cap Portfolio - Class II

Lincoln Variable Insurance Products Trust*:
Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Fund - Service Class
LVIP AllianceBernstein Large Cap Growth Fund - Service Class
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP American Balanced Allocation Fund - Service Class**
LVIP American Balanced Allocation Fund - Standard Class
LVIP American Century Balanced Fund - Service Class**
LVIP American Century Balanced Fund - Standard Class II
LVIP American Century Inflation Protection Fund - Standard Class II
LVIP American Century Large Company Value Fund - Service Class**
LVIP American Century Ultra® Fund - Service Class
LVIP American Century Ultra® Fund - Standard Class
LVIP American Growth Allocation Fund - Service Class
LVIP American Growth Allocation Fund - Standard Class
LVIP American Income Allocation Fund - Standard Class
LVIP American Preservation Fund - Service Class**
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Equity Dividend Fund - Service Class
LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP BlackRock Inflation Protected Bond Fund - Service Class**
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Real Estate Fund - Standard Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Core Equity Fund - Service Class
LVIP Dimensional International Core Equity Fund - Standard Class
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class**
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class**
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Franklin Templeton Core Bond Fund - Service Class
LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class**
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan Core Bond Fund - Service Class**
LVIP JPMorgan High Yield Fund - Service Class
LVIP JPMorgan High Yield Fund - Standard Class
LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP JPMorgan Short Duration Bond Fund - Service Class**
LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP Loomis Sayles Global Growth Fund - Service Class**
LVIP Loomis Sayles Global Growth Fund - Standard Class
LVIP MFS International Growth Fund - Service Class
LVIP MFS International Growth Fund - Standard Class
LVIP MFS Value Fund - Service Class
LVIP MFS Value Fund - Standard Class
LVIP Mondrian Global Income Fund - Service Class**
LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian International Value Fund - Service Class
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
LVIP Nomura Diversified Floating Rate Fund - Service Class**
LVIP Nomura Diversified Floating Rate Fund - Standard Class
LVIP Nomura High Yield Fund - Service Class**
LVIP Nomura High Yield Fund - Standard Class
LVIP Nomura Mid Cap Value Fund - Service Class
LVIP Nomura Mid Cap Value Fund - Standard Class
LVIP Nomura SMID Cap Core Fund - Service Class
LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Nomura Social Awareness Fund - Service Class**
LVIP Nomura Social Awareness Fund - Standard Class
LVIP Nomura U.S. Growth Fund - Service Class
LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Nomura U.S. REIT Fund - Service Class
LVIP Nomura U.S. REIT Fund - Standard Class
LVIP PIMCO Low Duration Bond Fund - Service Class**
LVIP PIMCO Low Duration Bond Fund - Standard Class
LVIP SSGA Bond Index Fund - Service Class
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Service Class**
LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA International Index Fund - Service Class
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Standard Class
LVIP SSGA Mid-Cap Index Fund - Service Class
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Service Class**
LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class**
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSGA Nasdaq-100 Index Fund - Service Class
LVIP SSGA S&P 500 Index Fund - Service Class
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Short-Term Bond Index Fund - Service Class**
LVIP SSGA Short-Term Bond Index Fund - Standard Class
LVIP SSGA Small-Cap Index Fund - Service Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Service Class**
LVIP Structured Conservative Allocation Fund - Standard Class
LVIP Structured Moderate Allocation Fund - Service Class**
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Service Class**
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP T. Rowe Price 2050 Fund - Standard Class
LVIP T. Rowe Price 2060 Fund - Standard Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
LVIP Vanguard Bond Allocation Fund - Service Class**
LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Service Class
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Service Class
LVIP Vanguard International Equity ETF Fund - Standard Class
LVIP Wellington SMID Cap Value Fund - Service Class
LVIP Wellington SMID Cap Value Fund - Standard Class

M Fund, Inc.:
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
M Large Cap Value Fund

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class
MFS® VIT Growth Series - Service Class
MFS® VIT New Discovery Series - Initial Class
MFS® VIT Total Return Series - Initial Class
MFS® VIT Total Return Series - Service Class**
MFS® VIT Utilities Series - Initial Class
MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
Neuberger Berman AMT Quality Equity Portfolio - I Class

Northern Lights Variable Trust:
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares
TOPS® Balanced ETF Portfolio - Class 2 Shares
TOPS® Balanced ETF Portfolio - Service Class Shares
TOPS® Conservative ETF Portfolio - Class 2 Shares**
TOPS® Growth ETF Portfolio - Class 2 Shares
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Moderate Growth ETF Portfolio - Service Class Shares

PIMCO Variable Insurance Trust:
PIMCO VIT All Asset Portfolio - Advisor Class**
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class

Putnam Variable Trust:
Putnam VT George Putnam Balanced Fund - Class IA
Putnam VT George Putnam Balanced Fund - Class IB**
Putnam VT Global Health Care Fund - Class IB
Putnam VT Income Fund - Class IB**
Putnam VT Large Cap Value Fund - Class IB

VanEck VIP Trust:
VanEck VIP Global Resources Fund - Class S Shares**

Virtus Variable Insurance Trust:
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares**
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2025
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2025. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable life contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity. Lincoln Financial Investments Corporation is a wholly owned subsidiary of the Company.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2025 and 2024
Investment Fund Changes: During 2024, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2024, the 2024 Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2024:

First Trust Capital Strength Hedged Equity Portfolio - Class I	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Service Class
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class II	LVIP American Century Balanced Fund - Service Class
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II
American Century VP Inflation Protection Fund - Class I	LVIP American Century Inflation Protection Fund - Standard Class II
American Century VP Large Company Value Fund - Class II	LVIP American Century Large Company Value Fund - Service Class
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Aggressive Growth Portfolio - Class II	ClearBridge Variable Growth Portfolio - Class II
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln S&P 500 Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
LVIP T. Rowe Price Growth Stock Fund - Service Class	LVIP AllianceBernstein Large Cap Growth Fund - Service Class
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Service Class	LVIP Macquarie Bond Fund - Service Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Service Class	LVIP Macquarie Diversified Floating Rate Fund - Service Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Service Class	LVIP Macquarie Diversified Income Fund - Service Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Service Class	LVIP Macquarie High Yield Fund - Service Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	LVIP Macquarie Limited-Term Diversified Income Fund - Service Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Service Class	LVIP Macquarie Mid Cap Value Fund - Service Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Service Class	LVIP Macquarie SMID Cap Core Fund - Service Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Service Class	LVIP Macquarie Social Awareness Fund - Service Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Service Class	LVIP Macquarie U.S. Growth Fund - Service Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Service Class	LVIP Macquarie U.S. REIT Fund - Service Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Service Class	LVIP Macquarie Value Fund - Service Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
Delaware Ivy VIP Asset Strategy Portfolio - Class II	Macquarie VIP Asset Strategy Series - Service Class
Delaware VIP® Emerging Markets Series - Service Class	Macquarie VIP Emerging Markets Series - Service Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware Ivy VIP Energy Portfolio - Class II	Macquarie VIP Energy Series - Service Class
Delaware Ivy VIP High Income Portfolio - Class II	Macquarie VIP High Income Series - Service Class
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	Macquarie VIP Mid Cap Growth Series - Service Class
Delaware Ivy VIP Science and Technology Portfolio - Class II	Macquarie VIP Science and Technology Series - Service Class
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	Macquarie VIP Small Cap Growth Series - Service Class
Delaware VIP® Small Cap Value Series - Service Class	Macquarie VIP Small Cap Value Series - Service Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Service Class	LVIP American Century Ultra Fund - Service Class
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class
Also during 2024, the following fund ceased to be available as an investment option to Variable Account contract owners:

Morgan Stanley VIF Global Infrastructure Portfolio - Class II
During 2025, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2025, the 2025 Statements of operations and Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2025:

American Funds® IS Capital World Growth and Income Fund - Class 2	TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares
Fidelity® VIP Financials Portfolio - Initial Class	TOPS® Conservative ETF Portfolio - Class 2 Shares
Fidelity® VIP Health Care Portfolio - Initial Class	TOPS® Growth ETF Portfolio - Class 2 Shares
Fidelity® VIP Technology Portfolio - Initial Class
Also during 2025, Nomura Asset Management acquired Macquarie Management Holdings, Inc. The following funds were affected:

Predecessor Fund	Fund
Macquarie VIP Emerging Markets Series - Service Class	Nomura VIP Emerging Markets Series - Service Class
Macquarie VIP Emerging Markets Series - Standard Class	Nomura VIP Emerging Markets Series - Standard Class
Macquarie VIP Small Cap Value Series - Service Class	Nomura VIP Small Cap Value Series - Service Class
Macquarie VIP Small Cap Value Series - Standard Class	Nomura VIP Small Cap Value Series - Standard Class
Macquarie VIP Asset Strategy Series - Service Class	Nomura VIP Asset Strategy Series - Service Class
Macquarie VIP Energy Series - Service Class	Nomura VIP Energy Series - Service Class
Macquarie VIP High Income Series - Service Class	Nomura VIP High Income Series - Service Class
Macquarie VIP Mid Cap Growth Series - Service Class	Nomura VIP Mid Cap Growth Series - Service Class
Macquarie VIP Science and Technology Series - Service Class	Nomura VIP Science and Technology Series - Service Class
Macquarie VIP Small Cap Growth Series - Service Class	Nomura VIP Small Cap Growth Series - Service Class
Also during 2025, the following funds changed their names:

Previous Fund Name	New Fund Name
Fidelity® VIP Asset Manager Portfolio - Initial Class	Fidelity® VIP Asset Manager 50% Portfolio - Initial Class
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	Invesco V.I. International Growth Fund - Series II Shares
LVIP Macquarie Value Fund - Service Class	LVIP BlackRock Equity Dividend Fund - Service Class
LVIP Macquarie Value Fund - Standard Class	LVIP BlackRock Equity Dividend Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Service Class	LVIP Fidelity Institutional AM® Total Bond Fund - Service Class
LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class
LVIP Macquarie Bond Fund - Service Class	LVIP Franklin Templeton Core Bond Fund - Service Class
LVIP Macquarie Bond Fund - Standard Class	LVIP Franklin Templeton Core Bond Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	LVIP JPMorgan Short Duration Bond Fund - Service Class
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP JPMorgan Short Duration Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Service Class	LVIP Nomura Diversified Floating Rate Fund - Service Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Nomura Diversified Floating Rate Fund - Standard Class
LVIP Macquarie High Yield Fund - Service Class	LVIP Nomura High Yield Fund - Service Class
LVIP Macquarie High Yield Fund - Standard Class	LVIP Nomura High Yield Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Service Class	LVIP Nomura Mid Cap Value Fund - Service Class
LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Nomura Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Service Class	LVIP Nomura SMID Cap Core Fund - Service Class
LVIP Macquarie SMID Cap Core Fund - Standard Class	LVIP Nomura SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Service Class	LVIP Nomura Social Awareness Fund - Service Class
LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Nomura Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Service Class	LVIP Nomura U.S. Growth Fund - Service Class
LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Nomura U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Service Class	LVIP Nomura U.S. REIT Fund - Service Class
LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Nomura U.S. REIT Fund - Standard Class
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	Neuberger Berman AMT Quality Equity Portfolio - I Class
Also during 2025, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Macquarie Wealth Builder Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Western Asset Core Bond Fund - Service Class	LVIP Franklin Templeton Core Bond Fund - Service Class
Also during 2025, the following funds ceased to be available as investment options to Variable Account contract owners:

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations. For the Lincoln MoneyGuard Market Advantage, Lincoln VULONE 2021, Lincoln AssetEdge VUL 2022, Lincoln MoneyGuard Market Advantage 2024, Lincoln LifeGoalsSM and Lincoln AssetEdge VUL 2025 products, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account.The rates are as follows for the twenty-nine policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.
- Lincoln VULCV - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VULCV-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VULCV-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VULCV-IV - annual rate of .60% for policy years one through ten and .20% thereafter.
- Lincoln VULDB - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VULDB-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VULDB-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- MoneyGuard VUL - annual rate of 1.00%.
- Lincoln MoneyGuard Market Advantage 2024 - annual rate of .36%.
- Lincoln VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln Momentum VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and .00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and .00% thereafter.
- Lincoln AssetEdge VUL 2015 - annual rate of .15% is charged for policy years one through fifteen and .00% thereafter.
- Lincoln AssetEdge VUL 2019 - annual rate of .00% for all policy years.
- Lincoln AssetEdge VUL 2020 - annual rate of .00% for all policy years.
- Lincoln AssetEdge VUL 2022 - annual rate of .00% for all policy years.
- Lincoln AssetEdge VUL 2025 - annual rate of .00% for all policy years.
- Lincoln VULONE 2012 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln VULONE 2014 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln VULONE 2019 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln VULONE 2021 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln MoneyGuard Market Advantage - annual rate of .24% for policy year one and thereafter.
- Lincoln LifeGoalsSM - annual rate of .60% for policy years one through twenty and .00% thereafter.
- Lincoln InReach VULONE 2014 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
The Lincoln MoneyGuard Market Advantage, Lincoln VULONE 2021, Lincoln AssetEdge VUL 2022, Lincoln MoneyGuard Market Advantage 2024, Lincoln LifeGoalsSM and Lincoln AssetEdge VUL 2025 products assess a mortality and expense guarantees charge. The mortality and expense guarantees deducted as a monthly charge for the years ended December 31, 2025 and 2024, amounted to $10,892,564 and $404,555, respectively.
The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2025 and 2024, amounted to $66,742,482 and $74,430,420, respectively.
The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2025 and 2024, totaled $215,933,367 and $205,287,322, respectively.
The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2025 and 2024, amounted to $228,332,613 and $235,738,400, respectively.
Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. For the years ended December 31, 2025 and 2024, no transfer fees were deducted from the variable subaccounts.
The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VULONE 2007, Lincoln Momentum VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014, Lincoln AssetEdge VUL, Lincoln AssetEdge VUL 2015, Lincoln AssetEdge VUL 2019, Lincoln AssetEdge VUL 2020, Lincoln AssetEdge VUL 2022 and Lincoln LifeGoalsSM. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ending December 31, 2025 and 2024, full surrender charges and partial surrender administrative charges totaled $14,487,232 and $8,226,437, respectively.
Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of changes in net assets.

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2025, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2025		0.00%	0.90%	15.43	49.38	4,761,063	87,785,637	1.96%	2.89%	0.87%
	2024		0.00%	0.90%	15.02	48.07	4,269,770	79,298,007	9.03%	10.02%	0.88%
	2023		0.00%	0.90%	13.68	53.70	3,988,370	73,977,657	16.13%	17.18%	1.09%
	2022		0.00%	0.90%	11.70	46.24	3,430,901	61,074,060	-16.39%	-15.63%	1.10%
	2021		0.00%	1.00%	13.90	70.20	3,339,861	74,297,048	34.60%	35.95%	0.75%

AB VPS International Value Portfolio - Class A	2025		0.00%	0.90%	13.60	22.82	613,718	11,270,895	40.43%	41.70%	2.45%
	2024		0.10%	0.90%	9.61	16.13	718,511	9,496,575	4.12%	4.96%	2.71%
	2023		0.10%	0.90%	9.16	15.62	759,061	9,540,573	14.12%	15.03%	0.80%
	2022		0.10%	0.90%	7.96	13.62	840,174	9,187,196	-14.39%	-13.70%	4.65%
	2021		0.10%	0.90%	9.22	15.82	855,214	10,899,421	10.09%	10.97%	2.02%

AB VPS Large Cap Growth Portfolio - Class A	2025		0.20%	0.20%	30.42	59.10	155,669	5,323,236	12.91%	12.91%	0.00%
	2024		0.20%	0.20%	26.94	52.34	167,917	5,065,573	25.01%	25.01%	0.05%
	2023		0.20%	0.35%	21.55	54.61	164,960	4,453,561	34.65%	34.86%	0.00%
	2022		0.20%	0.90%	15.98	51.05	158,402	3,483,132	-29.15%	-28.65%	0.00%
	2021		0.20%	0.90%	22.40	72.06	151,497	5,436,112	27.82%	28.72%	0.00%

AB VPS Relative Value Portfolio - Class A	2025		0.00%	0.90%	19.71	60.49	789,141	18,624,977	9.48%	10.47%	1.10%
	2024		0.10%	0.90%	17.87	54.84	784,637	17,884,300	12.01%	12.91%	1.46%
	2023		0.10%	0.90%	15.85	48.59	842,162	18,153,773	11.02%	11.91%	1.52%
	2022		0.10%	0.90%	14.17	43.44	848,795	17,496,086	-5.05%	-4.29%	1.37%
	2021		0.10%	0.90%	14.82	56.29	867,461	20,677,884	27.01%	28.03%	0.83%

AB VPS Sustainable Global Thematic Portfolio - Class A	2025		0.00%	0.90%	17.70	39.37	1,208,821	25,736,196	5.37%	6.32%	0.00%
	2024		0.00%	0.90%	16.80	37.09	1,155,906	23,672,242	5.26%	6.21%	0.00%
	2023		0.00%	0.90%	15.96	34.97	1,047,181	21,223,404	14.97%	16.01%	0.29%
	2022		0.00%	0.90%	13.88	30.19	966,016	17,890,738	-27.64%	-26.98%	0.00%
	2021		0.00%	0.90%	19.19	41.41	813,824	22,004,240	21.77%	22.87%	0.00%

American Funds® IS Asset Allocation Fund - Class 4	2025		0.00%	0.00%	13.99	13.99	1,748	24,450	15.59%	15.59%	2.25%
	2024	2/26/2024	0.00%	0.00%	12.10	12.10	890	10,773	12.12%	12.12%	2.97%

American Funds® IS Capital Income Builder - Class 4	2025		0.00%	0.00%	13.65	13.65	781	10,660	20.16%	20.16%	2.97%
	2024		0.00%	0.00%	11.36	11.36	491	5,584	9.93%	9.93%	3.65%
	2023	7/20/2023	0.00%	0.00%	10.34	10.34	212	2,191	3.23%	3.23%	2.46%

American Funds® IS Capital World Growth and Income Fund - Class 2	2025	6/10/2025	0.00%	0.00%	11.90	11.90	17,368	206,622	5.06%	14.58%	2.78%

American Funds® IS Global Growth Fund - Class 2	2025		0.00%	0.90%	21.50	68.67	11,519,491	312,687,661	20.54%	21.63%	1.41%
	2024		0.00%	0.90%	17.84	56.97	11,400,504	264,183,137	12.66%	13.68%	1.58%
	2023		0.00%	0.90%	15.83	50.57	10,761,998	231,836,172	21.51%	22.60%	0.92%
	2022		0.00%	0.90%	13.03	44.61	10,435,435	192,666,332	-25.41%	-24.74%	0.70%
	2021		0.00%	0.90%	17.47	64.48	9,028,193	231,044,502	15.38%	16.42%	0.34%

American Funds® IS Global Growth Fund - Class 4	2025		0.00%	0.00%	14.63	14.63	732	10,705	21.34%	21.34%	1.38%
	2024		0.00%	0.00%	12.06	12.06	383	4,618	13.39%	13.39%	1.65%
	2023		0.00%	0.00%	10.63	10.63	132	1,406	22.29%	22.29%	1.19%
	2022	8/30/2022	0.00%	0.00%	8.69	8.69	10	84	1.27%	1.27%	0.00%

American Funds® IS Global Small Capitalization Fund - Class 2	2025		0.00%	0.90%	14.43	40.25	9,324,337	160,357,610	13.61%	14.64%	0.36%
	2024		0.00%	0.90%	12.70	35.43	9,127,372	142,009,771	1.41%	2.33%	1.06%
	2023		0.00%	0.90%	12.51	45.55	8,514,447	135,880,484	15.13%	16.17%	0.27%
	2022		0.00%	0.90%	10.79	39.56	7,743,443	113,573,971	-30.19%	-29.55%	0.00%
	2021		0.00%	0.90%	15.35	56.67	6,449,934	139,389,847	5.78%	6.74%	0.00%

American Funds® IS Global Small Capitalization Fund - Class 4	2025		0.00%	0.00%	10.91	10.91	99	1,079	14.33%	14.33%	0.23%
	2024		0.00%	0.00%	9.54	9.54	53	504	2.12%	2.12%	1.00%
	2023	9/19/2023	0.00%	0.00%	9.35	9.35	5	51	9.96%	9.96%	0.00%

American Funds® IS Growth Fund - Class 2	2025		0.00%	0.90%	31.49	124.62	25,150,918	1,046,369,488	19.12%	20.23%	0.15%
	2024		0.00%	0.90%	26.43	104.62	24,840,461	900,451,713	30.44%	31.63%	0.34%
	2023		0.00%	0.90%	20.26	80.20	24,324,935	728,627,819	37.24%	38.48%	0.36%
	2022		0.00%	0.90%	14.76	58.44	23,929,414	550,770,583	-30.57%	-29.94%	0.33%
	2021		0.00%	0.90%	21.26	98.54	20,487,273	724,039,248	20.90%	21.99%	0.22%

American Funds® IS Growth Fund - Class 4	2025		0.00%	0.00%	17.37	17.37	14,467	251,355	19.93%	19.93%	0.12%
	2024		0.00%	0.00%	14.49	14.49	11,318	163,967	31.30%	31.30%	0.16%
	2023		0.00%	0.00%	11.03	11.03	4,781	52,759	38.13%	38.13%	0.14%
	2022	8/30/2022	0.00%	0.00%	7.99	7.99	250	1,999	-6.54%	-6.54%	0.20%

American Funds® IS Growth-Income Fund - Class 2	2025		0.00%	0.90%	23.27	75.92	27,672,469	846,848,637	17.01%	18.06%	0.93%
	2024		0.00%	0.90%	19.89	64.40	27,436,546	740,217,000	23.11%	24.23%	1.11%
	2023		0.00%	0.90%	16.16	51.92	27,497,908	631,877,088	25.01%	26.14%	1.39%
	2022		0.00%	0.90%	12.92	41.22	26,267,824	514,194,348	-17.24%	-16.49%	1.31%
	2021		0.00%	1.00%	15.62	60.67	24,481,049	613,051,303	22.86%	24.10%	1.13%

American Funds® IS Growth-Income Fund - Class 4	2025		0.00%	0.00%	16.57	16.57	1,179	19,539	17.77%	17.77%	0.64%
	2024		0.00%	0.00%	14.07	14.07	996	14,014	23.92%	23.92%	1.23%
	2023	12/28/2023	0.00%	0.00%	11.36	11.36	393	4,458	-0.26%	-0.26%	0.00%

American Funds® IS International Fund - Class 2	2025		0.00%	0.90%	13.63	37.67	20,718,602	330,822,518	25.63%	26.76%	1.34%
	2024		0.00%	0.90%	10.77	29.99	21,594,044	277,602,105	2.23%	3.16%	1.22%
	2023		0.00%	0.90%	10.46	29.33	20,026,160	261,975,335	14.81%	15.84%	1.35%
	2022		0.00%	0.90%	9.05	25.55	18,613,925	226,623,539	-21.50%	-20.79%	1.79%
	2021		0.00%	1.00%	11.45	35.29	16,959,323	269,863,930	-2.48%	-1.50%	2.53%

American Funds® IS International Fund - Class 4	2025		0.00%	0.00%	13.04	13.04	3,307	43,112	26.41%	26.41%	1.35%
	2024		0.00%	0.00%	10.31	10.31	1,630	16,814	2.93%	2.93%	1.40%
	2023		0.00%	0.00%	10.02	10.02	685	6,866	15.56%	15.56%	2.45%
	2022	11/21/2022	0.00%	0.00%	8.67	8.67	101	876	0.32%	0.32%	0.88%

American Funds® IS New World Fund - Class 4	2025		0.00%	0.00%	13.68	13.68	5,427	74,226	27.93%	27.93%	1.01%
	2024		0.00%	0.00%	10.69	10.69	3,878	41,460	6.33%	6.33%	1.40%
	2023		0.00%	0.00%	10.06	10.06	1,902	19,129	15.67%	15.67%	2.01%
	2022	3/28/2022	0.00%	0.00%	8.69	8.69	284	2,468	-12.63%	-12.63%	1.36%

American Funds® IS Washington Mutual Investors Fund - Class 4	2025		0.00%	0.00%	15.68	15.68	5,620	88,135	16.90%	16.90%	1.41%
	2024		0.00%	0.00%	13.41	13.41	5,727	76,821	18.85%	18.85%	1.84%
	2023		0.00%	0.00%	11.29	11.29	2,212	24,971	16.97%	16.97%	3.78%
	2022	11/21/2022	0.00%	0.00%	9.65	9.65	183	1,763	-0.64%	-0.64%	1.06%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.00%	0.90%	13.92	26.36	21,142,117	351,164,653	5.72%	6.67%	0.93%

ClearBridge Variable Growth Portfolio - Class II	2025		0.00%	0.00%	12.80	12.80	62	788	13.10%	13.10%	0.00%
	2024		0.00%	0.00%	11.31	11.31	19	218	12.42%	12.42%	0.17%
	2023	5/19/2023	0.00%	0.00%	10.06	10.06	54	548	16.73%	16.73%	0.00%

ClearBridge Variable Large Cap Growth Portfolio - Class II	2024		0.00%	0.00%	14.44	14.44	587	8,481	27.56%	27.56%	0.00%
	2023	7/24/2023	0.00%	0.00%	11.32	11.32	482	5,458	7.58%	7.58%	0.00%

ClearBridge Variable Mid Cap Portfolio - Class I	2025		0.00%	0.90%	15.50	22.24	3,241,056	58,610,294	3.41%	4.35%	0.30%
	2024		0.00%	0.90%	14.99	21.34	2,896,935	51,588,095	9.02%	10.01%	0.63%
	2023		0.00%	0.90%	13.75	19.42	2,770,716	45,736,580	11.91%	12.92%	0.14%
	2022		0.00%	0.90%	12.29	17.21	2,420,946	36,152,786	-25.98%	-25.31%	0.37%
	2021		0.00%	0.90%	16.60	23.07	2,127,597	43,383,714	27.55%	28.71%	0.03%

ClearBridge Variable Mid Cap Portfolio - Class II	2025		0.00%	0.00%	10.74	10.74	8	90	4.08%	4.08%	0.00%
	2024	2/20/2024	0.00%	0.00%	10.32	10.32	9	91	9.34%	9.34%	0.45%

Columbia VP Commodity Strategy Fund - Class 2	2025		0.00%	0.00%	11.91	11.91	81	961	15.30%	15.30%	8.96%
	2024	7/22/2024	0.00%	0.00%	10.32	10.32	26	273	2.62%	2.62%	0.60%

Columbia VP Strategic Income Fund - Class 2	2025		0.00%	0.00%	11.17	11.17	131	1,463	7.16%	7.16%	5.30%
	2024	4/8/2024	0.00%	0.00%	10.42	10.42	59	610	4.51%	4.51%	4.35%

DWS Alternative Asset Allocation VIP Portfolio - Class A	2025		0.00%	0.90%	13.73	21.61	1,793,614	26,336,714	9.51%	10.50%	4.00%
	2024		0.00%	0.90%	12.53	19.58	1,761,669	23,512,796	4.69%	5.64%	3.65%
	2023		0.00%	0.90%	11.97	18.55	1,729,779	22,034,393	5.24%	6.19%	6.66%
	2022		0.00%	0.90%	11.38	17.49	1,645,266	20,023,284	-8.25%	-7.42%	7.43%
	2021		0.00%	0.90%	12.40	18.91	1,659,623	22,011,989	11.73%	12.74%	1.99%

DWS Equity 500 Index VIP Portfolio - Class A	2025		0.20%	0.90%	16.19	89.87	2,044,780	64,661,899	16.58%	17.40%	1.07%
	2024		0.20%	0.90%	23.38	76.82	2,227,536	59,989,898	23.51%	24.38%	1.22%
	2023		0.20%	0.90%	18.80	61.98	2,258,314	51,791,028	24.87%	25.75%	1.38%
	2022		0.20%	0.90%	14.95	49.46	2,360,723	45,610,730	-19.07%	-18.50%	1.26%
	2021		0.20%	0.90%	18.34	66.98	2,235,092	60,403,430	27.25%	28.14%	1.45%

DWS Small Cap Index VIP Portfolio - Class A	2025		0.20%	0.90%	12.79	43.95	677,722	12,414,586	11.63%	12.41%	1.36%
	2024		0.20%	0.90%	14.78	39.37	685,359	11,439,138	10.16%	10.93%	1.16%
	2023		0.20%	0.90%	13.32	44.00	658,351	10,667,879	15.71%	16.53%	1.11%
	2022		0.20%	0.90%	11.43	38.02	623,548	9,688,954	-21.35%	-20.79%	0.92%
	2021		0.20%	0.90%	14.44	55.31	581,149	12,669,342	13.48%	14.27%	0.84%

Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	2025		0.55%	0.55%	33.41	33.41	11,302	377,543	14.35%	14.35%	2.58%
	2024		0.55%	0.55%	29.21	29.21	11,513	336,332	7.90%	7.90%	2.45%
	2023		0.55%	0.55%	27.07	27.07	12,196	330,175	12.32%	12.32%	2.24%
	2022		0.55%	0.55%	24.10	24.10	14,932	359,906	-15.40%	-15.40%	1.72%
	2021		0.55%	0.55%	28.49	28.49	22,728	647,532	9.32%	9.32%	1.66%

Fidelity® VIP Balanced Portfolio - Service Class 2	2025		0.00%	0.00%	14.08	14.08	2,467	34,733	14.96%	14.96%	1.78%
	2024		0.00%	0.00%	12.25	12.25	1,416	17,343	15.63%	15.63%	1.92%
	2023	5/25/2023	0.00%	0.00%	10.59	10.59	416	4,407	11.83%	11.83%	2.63%

Fidelity® VIP Contrafund® Portfolio - Initial Class	2025		0.00%	0.00%	19.35	19.35	1,212,007	23,452,667	21.48%	21.48%	0.16%
	2024		0.00%	0.00%	15.93	15.93	937,957	14,940,444	33.79%	33.79%	0.21%
	2023		0.00%	0.00%	11.91	11.91	697,714	8,306,755	33.45%	33.45%	0.58%
	2022		0.00%	0.00%	8.92	8.92	498,162	4,444,294	-26.31%	-26.31%	0.79%
	2021	3/22/2021	0.00%	0.00%	12.11	12.11	183,964	2,227,264	25.87%	25.87%	0.00%

Fidelity® VIP Contrafund® Portfolio - Service Class	2025		0.00%	0.90%	28.84	90.03	13,160,308	478,555,448	20.29%	21.38%	0.05%
	2024		0.00%	0.90%	23.97	74.29	13,033,103	409,235,046	32.44%	33.63%	0.09%
	2023		0.00%	0.90%	18.10	66.55	13,288,469	334,499,401	32.15%	33.34%	0.39%
	2022		0.00%	0.90%	13.70	50.36	13,289,829	268,212,189	-27.04%	-26.38%	0.41%
	2021		0.00%	0.90%	18.77	72.27	12,022,628	350,879,930	26.56%	27.71%	0.05%

Fidelity® VIP Contrafund® Portfolio - Service Class 2	2025		0.00%	0.00%	18.04	18.04	3,935	70,978	21.19%	21.19%	0.00%
	2024		0.00%	0.00%	14.88	14.88	2,049	30,492	33.45%	33.45%	0.02%
	2023		0.00%	0.00%	11.15	11.15	420	4,686	33.12%	33.12%	0.89%
	2022	8/30/2022	0.00%	0.00%	8.38	8.38	7	58	-4.22%	-4.22%	0.00%

Fidelity® VIP Equity-Income Portfolio - Initial Class	2025		0.55%	0.55%	62.27	62.27	37,578	2,340,114	18.37%	18.37%	1.84%
	2024		0.55%	0.55%	52.61	52.61	39,370	2,071,265	14.72%	14.72%	1.76%
	2023		0.55%	0.55%	45.86	45.86	41,822	1,918,056	10.04%	10.04%	1.94%
	2022		0.55%	0.55%	41.68	41.68	43,411	1,809,229	-5.48%	-5.48%	1.83%
	2021		0.55%	0.55%	44.09	44.09	48,215	2,125,936	24.21%	24.21%	1.88%

Fidelity® VIP Equity-Income Portfolio - Service Class	2025		0.20%	0.20%	14.54	31.14	323,353	7,360,587	18.68%	18.68%	1.73%
	2024		0.20%	0.35%	12.26	34.70	339,113	6,612,657	14.84%	15.01%	1.70%
	2023		0.20%	0.90%	16.41	38.11	317,528	6,003,682	9.54%	10.31%	1.91%
	2022		0.20%	0.90%	14.87	34.79	274,929	5,384,339	-5.94%	-5.28%	1.77%
	2021		0.20%	0.90%	15.70	37.27	232,603	6,367,545	23.71%	24.58%	1.74%

Fidelity® VIP Financials Portfolio - Initial Class	2025	5/14/2025	0.00%	0.00%	11.07	11.07	3,266	36,159	3.74%	10.38%	2.15%

Fidelity® VIP Growth Opportunities Portfolio - Service Class	2025		0.20%	0.20%	40.53	40.54	208,920	8,469,097	21.65%	21.65%	0.00%
	2024		0.20%	0.20%	33.32	33.32	222,054	7,399,796	38.48%	38.48%	0.00%
	2023		0.20%	0.20%	24.06	24.06	251,762	6,058,386	45.22%	45.22%	0.00%
	2022		0.20%	0.20%	16.57	16.57	248,173	4,112,389	-38.34%	-38.34%	0.00%
	2021		0.20%	0.35%	26.87	140.15	255,014	6,873,790	11.44%	11.60%	0.00%

Fidelity® VIP Growth Portfolio - Service Class	2025		0.00%	0.90%	29.79	123.16	5,523,299	212,532,194	13.75%	14.78%	0.21%
	2024		0.00%	0.90%	26.19	107.46	5,312,996	186,071,533	29.10%	30.27%	0.00%
	2023		0.00%	0.90%	20.29	82.62	4,925,878	143,008,927	34.88%	36.09%	0.04%
	2022		0.00%	0.90%	15.04	60.80	4,313,875	99,387,016	-25.20%	-24.52%	0.50%
	2021		0.00%	0.90%	20.11	93.95	3,464,048	113,916,934	21.98%	23.08%	0.00%

Fidelity® VIP Growth Portfolio - Service Class 2	2025		0.00%	0.00%	17.11	17.11	7,373	126,185	14.61%	14.61%	0.06%
	2024		0.00%	0.00%	14.93	14.93	5,311	79,304	30.08%	30.08%	0.00%
	2023		0.00%	0.00%	11.48	11.48	2,411	27,681	35.89%	35.89%	0.00%
	2022	8/30/2022	0.00%	0.00%	8.45	8.45	7	57	-6.90%	-6.90%	0.00%

Fidelity® VIP Health Care Portfolio - Initial Class	2025	6/10/2025	0.00%	0.00%	11.91	11.91	2,809	33,460	4.93%	19.03%	0.77%

Fidelity® VIP High Income Portfolio - Service Class	2025		0.20%	0.20%	13.80	13.80	150,027	2,069,940	10.10%	10.10%	7.11%
	2024		0.20%	0.20%	12.53	12.53	137,788	1,726,659	8.51%	8.51%	6.23%
	2023		0.20%	0.20%	11.55	11.55	127,436	1,471,741	10.28%	10.28%	5.77%
	2022		0.20%	0.20%	10.47	10.47	128,232	1,342,846	-11.73%	-11.73%	4.88%
	2021		0.20%	0.35%	11.86	27.42	136,942	1,626,632	4.13%	4.29%	5.07%

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	2025		0.55%	0.55%	16.56	16.56	47,823	792,177	6.64%	6.64%	3.61%
	2024		0.55%	0.55%	15.53	15.53	49,058	762,051	1.23%	1.23%	3.47%
	2023		0.55%	0.55%	15.34	15.34	49,770	763,720	5.62%	5.62%	2.63%
	2022		0.55%	0.55%	14.53	14.53	49,698	722,033	-13.44%	-13.44%	2.15%
	2021		0.55%	0.55%	16.78	16.78	56,195	943,164	-1.15%	-1.15%	2.07%

Fidelity® VIP Mid Cap Portfolio - Service Class	2025		0.00%	0.90%	19.08	56.86	9,901,366	225,753,969	10.66%	11.66%	0.38%
	2024		0.00%	0.90%	17.12	51.38	9,088,991	193,047,137	16.30%	17.35%	0.48%
	2023		0.00%	0.90%	14.62	44.18	8,823,580	168,972,422	13.97%	15.00%	0.54%
	2022		0.00%	0.90%	12.74	38.76	7,746,891	137,206,553	-15.62%	-14.85%	0.41%
	2021		0.00%	0.90%	15.83	45.94	7,564,678	162,160,305	24.38%	25.51%	0.51%

Fidelity® VIP Mid Cap Portfolio - Service Class 2	2025		0.00%	0.00%	13.69	13.69	1,530	20,953	11.49%	11.49%	0.31%
	2024		0.00%	0.00%	12.28	12.28	942	11,572	17.18%	17.18%	0.44%
	2023		0.00%	0.00%	10.48	10.48	447	4,681	14.80%	14.80%	1.42%
	2022	8/30/2022	0.00%	0.00%	9.13	9.13	7	59	0.32%	0.32%	0.00%

Fidelity® VIP Overseas Portfolio - Service Class	2025		0.10%	0.90%	16.69	31.69	512,256	9,764,409	19.20%	20.16%	1.58%
	2024		0.10%	0.90%	13.90	26.59	486,168	8,038,111	4.01%	4.85%	1.62%
	2023		0.10%	0.90%	13.27	28.35	479,116	7,897,291	19.33%	20.29%	0.94%
	2022		0.10%	0.90%	11.05	23.75	511,145	7,245,137	-25.26%	-24.66%	1.01%
	2021		0.10%	0.90%	14.68	34.31	481,457	9,384,310	18.50%	19.45%	0.44%

Fidelity® VIP Strategic Income Portfolio - Service Class 2	2025		0.00%	0.00%	11.50	11.50	549	6,318	8.58%	8.58%	4.03%
	2024		0.00%	0.00%	10.59	10.59	313	3,316	5.78%	5.78%	4.90%
	2023	6/14/2023	0.00%	0.00%	10.01	10.01	83	828	5.66%	5.66%	6.85%

Fidelity® VIP Technology Portfolio - Initial Class	2025	5/14/2025	0.00%	0.00%	13.05	13.05	35,553	464,140	12.76%	25.99%	0.00%

First Trust Capital Strength Hedged Equity Portfolio - Class I	2025		0.00%	0.00%	9.86	9.86	63,712	628,145	-2.26%	-2.26%	0.54%
	2024	6/18/2024	0.00%	0.00%	10.09	10.09	10,103	101,906	-2.98%	3.55%	0.71%

First Trust Capital Strength Portfolio - Class I	2025		0.00%	0.00%	11.12	12.54	84,978	946,100	5.65%	5.70%	0.65%
	2024		0.00%	0.00%	11.87	11.87	20,263	214,108	10.41%	10.41%	1.48%
	2023		0.00%	0.00%	10.75	10.75	158	1,694	7.75%	7.75%	1.32%
	2022	8/30/2022	0.00%	0.00%	9.98	9.98	13	133	5.22%	5.22%	0.00%

First Trust International Developed Capital Strength Portfolio - Class I	2025		0.00%	0.00%	12.92	12.92	967	12,497	19.53%	19.53%	1.61%
	2024	1/26/2024	0.00%	0.00%	10.81	10.81	438	4,734	2.09%	2.09%	1.60%

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	2025		0.00%	0.00%	10.96	10.96	94,677	1,038,090	5.28%	5.30%	2.81%
	2024	6/21/2024	0.00%	0.00%	10.41	10.41	35,507	369,717	0.07%	4.81%	2.89%

Franklin Income VIP Fund - Class 1	2025		0.00%	0.90%	14.94	32.73	12,720,089	219,602,309	11.86%	12.87%	4.96%
	2024		0.00%	0.90%	13.36	29.04	12,254,887	193,120,079	6.50%	7.46%	5.14%
	2023		0.00%	0.90%	12.54	27.07	12,036,381	182,091,288	7.90%	8.87%	5.48%
	2022		0.00%	0.90%	11.62	24.90	8,494,372	124,898,686	-6.09%	-5.24%	4.90%
	2021		0.00%	0.90%	12.38	26.31	8,784,779	140,722,524	15.96%	17.01%	4.64%

Franklin Mutual Shares VIP Fund - Class 1	2025		0.00%	0.90%	15.81	37.34	4,940,513	98,936,070	10.81%	11.81%	2.29%
	2024		0.00%	0.90%	14.27	33.45	4,677,864	87,540,205	10.50%	11.50%	2.20%
	2023		0.00%	0.90%	12.91	30.04	4,604,771	80,821,643	12.71%	13.73%	2.14%
	2022		0.00%	0.90%	11.46	26.46	4,179,171	69,348,063	-7.99%	-7.15%	2.17%
	2021		0.00%	0.90%	12.45	28.54	4,147,899	77,836,938	18.45%	19.52%	3.04%

Franklin Rising Dividends VIP Fund - Class 4	2025		0.00%	0.00%	13.60	13.60	355	4,825	11.66%	11.66%	0.64%
	2024		0.00%	0.00%	12.18	12.18	354	4,316	10.68%	10.68%	0.59%
	2023	5/25/2023	0.00%	0.00%	11.00	11.00	183	2,012	9.44%	9.44%	0.00%

Franklin Small-Mid Cap Growth VIP Fund - Class 1	2025		0.00%	0.90%	18.15	58.09	864,973	20,253,874	1.78%	2.70%	0.00%
	2024		0.10%	0.90%	17.71	56.65	805,105	20,108,781	10.32%	11.20%	0.00%
	2023		0.10%	0.90%	15.94	50.97	843,911	19,744,131	25.99%	27.00%	0.00%
	2022		0.10%	0.90%	12.56	40.15	798,680	15,307,924	-34.12%	-33.59%	0.00%
	2021		0.10%	0.90%	18.94	60.49	685,420	21,757,185	9.27%	10.14%	0.00%

Franklin Small-Mid Cap Growth VIP Fund - Class 4	2025		0.00%	0.00%	11.48	11.48	3,343	38,387	2.40%	2.40%	0.00%
	2024		0.00%	0.00%	11.21	11.21	2,372	26,604	10.89%	10.89%	0.00%
	2023	6/28/2023	0.00%	0.00%	10.11	10.11	1,281	12,953	11.69%	11.69%	0.00%

Goldman Sachs VIT Government Money Market Fund - Service Shares	2025		0.00%	0.00%	11.58	11.58	1,391	16,113	3.94%	3.94%	3.91%
	2024		0.00%	0.00%	11.14	11.14	2,477	27,601	4.90%	4.90%	4.76%
	2023	10/19/2023	0.00%	0.00%	10.62	10.62	649	6,897	1.02%	1.02%	1.01%

Invesco V.I. American Franchise Fund - Series I Shares	2025		0.20%	0.55%	27.63	84.77	540,903	16,754,155	11.05%	11.44%	0.00%
	2024		0.20%	0.55%	24.79	76.33	601,723	16,725,845	34.15%	34.62%	0.00%
	2023		0.20%	0.55%	18.41	56.90	651,406	13,547,939	40.15%	40.64%	0.00%
	2022		0.20%	0.90%	13.09	40.60	687,978	10,501,101	-31.73%	-31.25%	0.00%
	2021		0.20%	1.00%	19.04	62.80	704,111	16,223,327	10.81%	11.70%	0.00%

Invesco V.I. Core Equity Fund - Series I Shares	2025		0.20%	0.55%	23.57	55.35	700,603	17,841,003	15.53%	15.93%	0.65%
	2024		0.20%	0.55%	20.33	47.91	761,569	16,709,339	24.92%	25.36%	0.70%
	2023		0.20%	0.55%	16.21	38.35	846,639	14,781,603	22.69%	23.12%	0.72%
	2022		0.20%	0.90%	13.17	31.26	911,804	13,020,999	-21.26%	-20.71%	0.89%
	2021		0.20%	0.90%	16.61	44.92	960,031	18,048,581	26.60%	27.48%	0.66%

Invesco V.I. Core Plus Bond Fund - Series I Shares	2025		0.55%	0.55%	19.37	19.37	37,039	717,374	6.50%	6.50%	4.27%
	2024		0.55%	0.55%	18.19	18.19	58,111	1,056,767	2.49%	2.49%	3.71%
	2023		0.55%	0.55%	17.74	17.74	51,093	906,542	5.56%	5.56%	2.64%
	2022		0.55%	0.55%	16.81	16.81	50,127	842,587	-15.00%	-15.00%	0.54%
	2021		0.55%	0.55%	19.78	19.78	54,753	1,082,801	-1.20%	-1.20%	1.51%

Invesco V.I. Diversified Dividend Fund - Series II Shares	2025		0.00%	0.00%	13.88	13.88	7	92	15.44%	15.44%	0.00%
	2024	2/20/2024	0.00%	0.00%	12.02	12.02	7	88	10.70%	10.70%	0.30%

Invesco V.I. EQV International Equity Fund - Series I Shares	2025		0.00%	0.90%	14.64	17.33	2,888,963	44,939,752	15.46%	16.50%	1.45%
	2024		0.00%	0.90%	12.68	14.90	3,072,562	41,329,814	-0.28%	0.62%	1.79%
	2023		0.00%	0.90%	12.71	18.77	2,907,565	39,298,361	17.09%	18.15%	0.20%
	2022		0.00%	0.90%	10.85	28.63	2,921,035	33,813,421	-19.04%	-18.31%	1.75%
	2021		0.00%	0.90%	13.30	35.36	2,866,715	41,223,736	4.94%	5.89%	1.32%

Invesco V.I. International Growth Fund - Series II Shares	2025		0.00%	0.00%	11.96	11.96	820	9,805	15.53%	15.53%	0.07%
	2024		0.00%	0.00%	10.35	10.35	494	5,112	-1.81%	-1.81%	0.42%
	2023	7/20/2023	0.00%	0.00%	10.54	10.54	216	2,272	3.24%	3.24%	0.38%

Invesco V.I. Main Street Small Cap Fund®- Series II Shares	2025		0.00%	0.00%	12.80	12.80	5,694	72,889	8.44%	8.44%	0.27%
	2024		0.00%	0.00%	11.80	11.80	3,335	39,371	12.41%	12.41%	0.00%
	2023		0.00%	0.00%	10.50	10.50	1,115	11,705	17.82%	17.82%	1.95%
	2022	3/28/2022	0.00%	0.00%	8.91	8.91	72	638	-11.36%	-11.36%	0.35%

Janus Henderson Balanced Portfolio - Institutional Shares	2025		0.20%	0.20%	20.33	20.33	566,601	11,520,589	14.88%	14.88%	2.02%
	2024		0.20%	0.20%	17.70	17.70	611,443	10,822,482	15.20%	15.20%	2.07%
	2023		0.20%	0.20%	15.36	15.37	669,430	10,285,789	15.30%	15.30%	2.12%
	2022		0.20%	0.35%	13.33	26.70	687,667	9,164,165	-16.78%	-16.65%	1.22%
	2021		0.20%	0.35%	15.99	43.15	746,210	11,944,585	16.79%	16.96%	0.91%

Janus Henderson Balanced Portfolio - Service Shares	2025		0.20%	0.20%	13.45	28.04	457,272	9,590,278	14.59%	14.59%	1.71%
	2024		0.20%	0.35%	17.41	29.15	500,600	9,159,102	14.74%	14.92%	1.75%
	2023		0.20%	0.90%	15.15	38.38	492,593	8,626,696	14.10%	14.90%	1.65%
	2022		0.20%	0.90%	13.19	36.30	609,509	9,831,817	-17.37%	-16.78%	0.98%
	2021		0.20%	0.90%	15.85	44.30	483,766	12,056,430	15.86%	16.68%	0.67%

Janus Henderson Enterprise Portfolio - Service Shares	2025		0.20%	0.20%	13.09	39.22	215,062	4,798,700	7.20%	7.21%	0.05%
	2024		0.20%	0.35%	19.53	47.09	210,778	4,522,208	14.92%	15.09%	0.63%
	2023		0.20%	0.90%	16.97	82.88	228,642	4,492,927	16.72%	17.54%	0.09%
	2022		0.20%	0.90%	14.44	71.01	211,981	4,043,242	-16.90%	-16.32%	0.08%
	2021		0.20%	0.90%	17.26	85.45	196,972	5,606,650	15.50%	16.31%	0.25%

Janus Henderson Global Research Portfolio - Institutional Shares	2025		0.20%	0.20%	24.50	24.50	517,479	12,676,277	20.68%	20.68%	0.57%
	2024		0.20%	0.20%	20.30	20.30	566,213	11,493,641	23.34%	23.34%	0.75%
	2023		0.20%	0.20%	16.46	16.46	605,830	9,971,022	26.52%	26.52%	0.92%
	2022		0.20%	0.35%	13.01	27.97	665,628	8,658,636	-19.69%	-19.57%	1.03%
	2021		0.20%	0.35%	16.17	52.69	732,980	11,871,355	17.68%	17.85%	0.52%

Janus Henderson Global Research Portfolio - Service Shares	2025		0.20%	0.20%	24.03	24.03	110,305	2,650,781	20.36%	20.36%	0.42%
	2024		0.20%	0.20%	19.97	19.97	116,602	2,328,127	23.02%	23.02%	0.60%
	2023		0.20%	0.35%	16.23	30.89	129,543	2,158,755	26.03%	26.22%	0.77%
	2022		0.20%	0.90%	12.86	27.11	116,288	1,869,247	-20.33%	-19.77%	0.89%
	2021		0.20%	0.90%	16.03	33.84	100,755	2,561,818	16.74%	17.56%	0.36%

Janus Henderson Global Technology and Innovation Portfolio - Service Shares	2025		0.20%	0.20%	36.18	36.19	164,214	5,942,049	24.59%	24.59%	0.00%
	2024		0.20%	0.20%	29.04	29.04	177,071	5,142,625	31.49%	31.49%	0.00%
	2023		0.20%	0.20%	22.09	22.09	194,977	4,306,441	53.97%	53.97%	0.00%
	2022		0.20%	0.20%	14.34	14.35	201,433	2,889,595	-37.25%	-37.25%	0.00%
	2021		0.20%	0.20%	22.86	22.86	216,950	4,959,571	17.51%	17.51%	0.12%

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	2022		0.00%	0.90%	11.08	13.48	2,819,531	34,963,549	-18.34%	-17.60%	1.68%
	2021		0.00%	0.90%	13.57	16.38	2,531,961	38,816,225	8.53%	9.51%	1.00%

Lincoln Hedged S&P 500 Conservative Fund - Service Class	2025	3/4/2025	0.00%	0.00%	11.63	11.63	36,031	419,203	6.50%	15.48%	0.00%

Lincoln Hedged S&P 500 Fund - Service Class	2025		0.00%	0.00%	12.07	12.07	62,895	758,839	11.52%	11.52%	0.00%
	2024	7/22/2024	0.00%	0.00%	10.82	10.82	24,257	262,436	5.16%	5.22%	0.19%

LVIP AllianceBernstein Large Cap Growth Fund - Service Class	2025		0.00%	0.00%	14.65	14.65	4,659	68,245	13.72%	13.72%	0.00%
	2024		0.00%	0.00%	12.88	12.88	4,670	60,153	25.62%	25.62%	0.00%
	2023	5/25/2023	0.00%	0.00%	10.25	10.25	2,155	22,095	18.44%	18.44%	0.00%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2025		0.00%	0.90%	22.03	90.36	7,615,214	217,500,247	12.98%	14.00%	0.00%
	2024		0.00%	0.90%	19.50	79.38	7,445,825	196,229,081	24.80%	25.93%	0.00%
	2023		0.00%	0.90%	15.62	63.13	7,120,271	163,776,879	45.01%	46.32%	0.00%
	2022		0.00%	0.90%	10.77	43.21	7,141,209	122,197,577	-41.25%	-40.72%	0.00%
	2021		0.00%	0.90%	18.34	73.00	5,175,517	159,103,988	19.39%	20.47%	0.00%

LVIP American Balanced Allocation Fund - Standard Class	2025		0.00%	0.00%	13.87	13.87	972,339	13,489,831	15.47%	15.47%	3.03%
	2024		0.00%	0.00%	12.01	12.01	528,402	6,348,601	11.12%	11.12%	3.93%
	2023	7/20/2023	0.00%	0.00%	10.81	10.81	159,177	1,721,021	4.44%	5.24%	6.28%

LVIP American Century Balanced Fund - Standard Class II	2025		0.00%	0.90%	15.97	21.08	4,679,572	83,824,849	8.63%	9.62%	1.91%
	2024		0.00%	0.90%	14.70	19.25	4,693,283	77,490,351	11.06%	12.06%	2.09%
	2023		0.00%	0.90%	13.24	17.20	4,425,682	65,927,831	15.36%	16.41%	1.95%
	2022		0.00%	0.90%	11.48	14.79	4,251,088	55,173,570	-18.01%	-17.27%	1.23%
	2021		0.00%	0.90%	14.00	17.89	3,972,951	63,197,778	14.73%	15.77%	0.73%

LVIP American Century Inflation Protection Fund - Standard Class II	2025		0.00%	0.90%	11.84	16.19	981,594	12,377,502	5.65%	6.60%	8.14%
	2024		0.10%	0.90%	11.13	15.33	972,311	11,590,064	0.90%	1.71%	3.82%
	2023		0.10%	0.90%	10.95	16.09	1,009,074	11,917,303	2.67%	3.50%	3.62%
	2022		0.10%	0.90%	10.59	15.67	1,010,593	11,556,703	-13.66%	-12.96%	5.14%
	2021		0.10%	0.90%	12.18	18.15	1,095,038	14,621,659	5.66%	6.51%	3.44%

LVIP American Century Ultra® Fund - Service Class	2025		0.00%	0.00%	12.19	12.19	4,632	56,469	12.67%	12.67%	0.00%
	2024	8/23/2024	0.00%	0.00%	10.82	10.82	2,984	32,280	6.68%	6.68%	0.00%

LVIP American Century Ultra® Fund - Standard Class	2025		0.00%	0.90%	24.67	100.11	4,556,238	151,355,137	11.94%	12.95%	0.00%
	2024	8/23/2024	0.00%	0.90%	22.04	88.77	4,207,810	135,252,371	6.43%	6.77%	0.00%

LVIP American Growth Allocation Fund - Service Class	2025		0.00%	0.00%	13.42	13.42	304	4,081	16.67%	16.67%	2.00%
	2024		0.00%	0.00%	11.50	11.50	169	1,939	11.61%	11.61%	3.22%
	2023	12/29/2023	0.00%	0.00%	10.30	10.30	14	140	0.00%	0.00%	0.00%

LVIP American Growth Allocation Fund - Standard Class	2025		0.00%	0.00%	13.52	13.52	7,740,649	104,634,318	17.07%	17.07%	2.19%
	2024		0.00%	0.00%	11.55	11.55	6,046,543	69,814,326	12.01%	12.01%	2.60%
	2023		0.00%	0.00%	10.31	10.31	4,171,626	43,001,551	14.95%	14.95%	3.56%
	2022		0.00%	0.00%	8.97	8.97	2,265,509	20,314,996	-15.66%	-15.66%	2.68%
	2021	3/17/2021	0.00%	0.00%	10.63	10.63	628,506	6,682,111	7.14%	7.14%	5.75%

LVIP American Income Allocation Fund - Standard Class	2025		0.00%	0.00%	12.33	12.33	784,998	9,680,648	12.56%	12.56%	3.55%
	2024		0.00%	0.00%	10.96	10.96	633,249	6,938,073	8.48%	8.48%	3.52%
	2023		0.00%	0.00%	10.10	10.10	471,449	4,761,562	10.77%	10.77%	4.17%
	2022		0.00%	0.00%	9.12	9.12	237,959	2,169,654	-13.39%	-13.39%	4.14%
	2021	3/19/2021	0.00%	0.00%	10.53	10.53	59,551	626,946	6.66%	6.66%	9.81%

LVIP Baron Growth Opportunities Fund - Service Class	2025		0.00%	0.90%	9.68	54.52	5,497,414	95,073,671	-10.88%	-10.08%	0.00%
	2024		0.00%	0.90%	10.76	60.72	4,441,311	89,401,811	4.50%	5.44%	0.24%
	2023		0.00%	0.90%	15.12	57.67	3,746,199	78,954,224	16.75%	17.81%	0.00%
	2022		0.00%	0.90%	12.95	49.03	3,234,521	62,883,408	-26.49%	-25.83%	0.00%
	2021		0.00%	0.90%	17.62	88.03	2,840,691	78,244,918	17.66%	18.72%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2025		0.00%	0.90%	9.23	50.96	673,427	7,021,919	-10.66%	-9.85%	0.00%
	2024		0.00%	0.90%	10.24	57.04	462,295	5,446,486	4.76%	5.71%	0.53%
	2023		0.00%	0.90%	9.68	54.45	334,810	3,987,631	17.05%	18.10%	0.00%
	2022		0.00%	0.90%	8.20	46.52	225,486	2,581,124	-26.31%	-25.64%	0.00%
	2021		0.00%	0.90%	19.71	63.13	111,347	2,344,995	17.95%	18.88%	0.00%

LVIP BlackRock Advantage Allocation Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.26%
	2021	4/1/2021	0.00%	0.00%	10.50	10.50	119,965	1,259,639	5.98%	5.98%	2.41%

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2025		0.00%	0.90%	18.04	38.84	3,029,702	57,516,612	10.83%	11.84%	2.31%
	2024		0.10%	0.90%	16.16	34.78	2,753,737	50,036,147	10.50%	11.38%	2.79%
	2023		0.10%	0.90%	14.52	31.24	2,710,837	47,328,003	8.41%	9.28%	2.69%
	2022		0.10%	0.90%	13.30	28.60	2,639,352	44,580,183	-3.16%	-2.38%	2.22%
	2021		0.10%	0.90%	13.64	35.54	2,978,472	52,695,718	21.97%	22.95%	2.07%

LVIP BlackRock Equity Dividend Fund - Service Class	2025		0.00%	0.00%	12.21	12.21	2,913	35,560	13.09%	13.09%	1.62%
	2024		0.00%	0.00%	10.79	10.79	1,050	11,331	6.86%	6.86%	1.86%
	2023		0.00%	0.00%	10.10	10.10	512	5,174	3.18%	3.18%	1.61%
	2022	8/30/2022	0.00%	0.00%	9.79	9.79	6	61	4.44%	4.44%	3.08%

LVIP BlackRock Equity Dividend Fund - Standard Class	2025		0.00%	0.90%	15.78	52.97	6,739,918	128,931,593	12.41%	13.43%	1.80%
	2024		0.00%	0.90%	14.04	46.77	6,291,740	110,794,178	6.22%	7.18%	1.97%
	2023		0.00%	0.90%	13.22	43.70	5,773,274	102,666,714	2.56%	3.49%	1.81%
	2022		0.00%	0.90%	12.89	42.29	4,872,453	92,656,533	-4.14%	-3.27%	1.78%
	2021		0.00%	0.90%	13.44	50.78	4,966,572	105,352,382	21.32%	22.42%	5.69%

LVIP BlackRock Global Allocation Fund - Service Class	2025		0.00%	0.00%	13.92	13.92	65	899	18.41%	18.41%	2.71%
	2024		0.00%	0.00%	11.75	11.75	57	673	9.23%	9.23%	0.79%
	2023	7/21/2023	0.00%	0.00%	10.76	10.76	86	928	3.86%	3.86%	3.47%

LVIP BlackRock Global Allocation Fund - Standard Class	2025		0.00%	0.90%	12.97	32.85	23,473,228	426,471,103	17.65%	18.71%	2.81%
	2024		0.00%	0.90%	10.92	27.70	23,771,976	371,220,785	8.52%	9.51%	1.33%
	2023		0.00%	0.90%	9.97	25.32	23,118,566	341,759,982	12.61%	13.62%	2.85%
	2022		0.00%	0.00%	8.78	8.78	22,125,850	300,862,104	-15.38%	-15.38%	0.66%
	2021	3/31/2021	0.00%	0.00%	10.37	10.37	114,474	1,187,505	5.69%	5.69%	2.31%

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	13.77	17.55	2,957,471	46,152,139	10.17%	11.17%	2.28%
	2024		0.00%	0.90%	12.49	15.81	2,871,130	40,707,844	10.18%	11.17%	2.30%
	2023		0.00%	0.90%	11.34	14.24	2,880,133	36,995,007	10.68%	11.68%	2.27%
	2022		0.00%	0.90%	10.25	12.77	2,809,375	32,635,438	-17.27%	-16.52%	1.60%
	2021		0.00%	0.90%	12.38	15.32	2,637,394	37,221,085	11.68%	12.69%	1.31%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2025		0.00%	0.90%	11.67	14.84	7,196,179	88,199,988	4.81%	5.76%	0.84%
	2024		0.00%	0.90%	11.13	14.05	6,911,141	80,409,912	1.72%	2.64%	4.29%
	2023		0.00%	0.90%	10.94	13.70	5,638,293	64,271,149	4.13%	5.07%	2.47%
	2022		0.00%	0.90%	10.48	13.05	5,458,216	59,222,394	-5.56%	-4.70%	8.81%
	2021		0.00%	0.90%	11.07	13.71	5,998,303	68,752,349	3.73%	4.67%	7.39%

LVIP BlackRock Real Estate Fund - Service Class	2025		0.00%	0.00%	9.61	9.61	1,428	13,719	8.63%	8.63%	3.65%
	2024		0.00%	0.00%	8.84	8.84	924	8,169	1.36%	1.36%	2.83%
	2023	11/7/2023	0.00%	0.00%	8.72	8.72	471	4,106	16.74%	16.74%	2.25%

LVIP BlackRock Real Estate Fund - Standard Class	2025		0.00%	0.90%	11.48	24.42	3,684,104	49,801,794	7.94%	8.92%	3.65%
	2024		0.00%	0.90%	10.63	22.45	3,398,049	43,194,047	0.70%	1.61%	2.76%
	2023		0.00%	0.90%	10.56	22.13	3,315,336	42,850,798	12.05%	13.06%	3.08%
	2022		0.00%	0.90%	9.42	19.60	3,044,672	36,251,175	-29.28%	-28.64%	1.77%
	2021		0.00%	0.90%	13.33	27.51	2,428,656	41,982,947	26.87%	28.02%	6.87%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	14.38	18.75	1,377,983	22,607,903	8.00%	8.97%	1.97%
	2024		0.00%	0.90%	13.31	17.23	1,332,950	20,302,054	12.41%	13.42%	2.03%
	2023		0.00%	0.90%	11.84	15.22	1,249,134	16,932,158	11.35%	12.35%	1.99%
	2022		0.00%	0.90%	10.64	13.57	1,273,867	15,378,541	-17.26%	-16.51%	1.48%
	2021		0.00%	0.90%	12.86	16.27	1,127,587	16,507,526	13.63%	14.66%	1.31%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2025		0.00%	0.90%	24.35	56.23	560,430	14,905,770	4.58%	5.52%	0.00%
	2024		0.10%	0.90%	23.12	53.37	543,354	14,333,067	29.24%	30.28%	0.01%
	2023		0.10%	0.90%	17.76	40.98	561,249	11,860,894	32.95%	34.02%	0.42%
	2022		0.10%	0.90%	13.27	30.60	554,242	9,083,456	-27.39%	-26.81%	0.00%
	2021		0.10%	0.90%	18.15	54.06	558,281	12,600,930	29.69%	30.73%	0.00%

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2025		0.10%	0.90%	17.86	39.41	650,551	12,881,265	1.98%	2.80%	0.00%
	2024		0.10%	0.90%	17.39	38.36	639,181	12,641,977	18.16%	19.11%	0.01%
	2023		0.10%	0.90%	14.62	32.22	654,462	11,536,522	16.70%	17.64%	0.28%
	2022		0.10%	0.90%	12.44	27.40	605,747	9,983,746	-24.25%	-23.64%	0.00%
	2021		0.10%	0.90%	16.31	35.91	579,423	12,785,367	12.27%	13.17%	0.00%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	2025		0.10%	0.90%	18.47	24.29	169,366	3,374,780	9.82%	10.70%	0.77%
	2024		0.15%	0.90%	16.71	21.83	181,557	3,303,724	21.19%	22.11%	1.29%
	2023		0.15%	0.90%	15.54	17.88	85,963	1,421,014	21.44%	22.35%	1.08%
	2022		0.15%	0.90%	12.99	14.62	91,994	1,271,863	-18.19%	-17.57%	0.89%
	2021		0.15%	0.90%	16.87	17.73	96,000	1,624,970	20.95%	21.86%	0.55%

LVIP Dimensional International Core Equity Fund - Service Class	2025	11/5/2025	0.00%	0.00%	14.54	14.54	368	5,346	6.29%	6.29%	3.58%

LVIP Dimensional International Core Equity Fund - Standard Class	2025		0.00%	0.90%	16.26	20.05	3,505,984	65,517,256	34.05%	35.26%	3.50%
	2024		0.00%	0.90%	12.04	14.85	3,655,187	50,691,726	2.14%	3.06%	2.44%
	2023		0.00%	0.90%	11.71	14.44	3,305,110	44,793,970	14.97%	16.01%	3.08%
	2022		0.00%	0.90%	11.38	12.47	3,303,328	38,819,084	-14.20%	-13.42%	3.49%
	2021		0.00%	0.90%	13.27	14.43	3,127,631	42,760,967	12.20%	13.22%	2.38%

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2025		0.10%	0.90%	14.90	20.06	1,003,766	17,059,742	33.88%	34.95%	3.51%
	2024		0.10%	0.90%	11.05	14.87	1,106,421	13,923,359	3.75%	4.59%	2.83%
	2023		0.10%	0.90%	10.58	15.29	1,077,792	13,368,981	15.65%	16.57%	3.59%
	2022		0.10%	0.90%	10.21	13.15	1,054,731	11,996,546	-11.95%	-11.24%	3.20%
	2021		0.10%	0.90%	11.59	14.85	1,078,603	13,981,208	14.34%	15.25%	3.04%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2025		0.00%	0.90%	23.42	74.88	2,472,480	72,416,796	14.62%	15.66%	1.04%
	2024		0.00%	0.90%	20.43	64.84	2,379,929	62,160,982	19.69%	20.77%	1.11%
	2023		0.00%	0.90%	17.07	53.77	2,383,072	52,736,578	21.68%	22.78%	1.40%
	2022		0.00%	0.90%	14.03	43.85	2,333,538	42,754,181	-16.01%	-15.25%	1.39%
	2021		0.00%	0.90%	16.70	51.82	2,274,258	50,575,433	26.41%	27.55%	1.18%

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2025		0.00%	0.90%	22.71	31.50	2,455,861	68,029,581	14.35%	15.38%	0.91%
	2024		0.00%	0.90%	19.86	27.33	2,585,450	62,621,595	17.39%	18.45%	1.04%
	2023		0.00%	0.90%	16.92	23.09	2,621,415	54,646,306	20.56%	21.65%	1.23%
	2022		0.00%	0.90%	14.03	19.00	2,736,635	47,786,041	-14.68%	-13.91%	1.26%
	2021		0.00%	0.90%	16.45	22.09	2,790,309	57,180,554	26.63%	27.77%	1.13%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2025		0.00%	0.90%	21.86	40.25	782,571	19,545,908	8.05%	9.02%	1.13%
	2024		0.10%	0.90%	20.09	36.96	719,736	17,310,176	19.57%	20.53%	1.40%
	2023		0.10%	0.90%	16.69	30.66	734,484	16,425,839	20.86%	21.83%	1.23%
	2022		0.10%	0.90%	14.08	25.17	676,682	13,624,757	-15.45%	-14.77%	1.03%
	2021		0.10%	0.90%	16.53	29.53	715,038	17,271,303	26.55%	27.56%	1.04%

LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	2025		0.00%	0.00%	10.26	10.26	15,080	154,737	6.40%	6.40%	4.80%
	2024		0.00%	0.00%	9.64	9.64	7,966	76,824	1.67%	1.67%	4.66%
	2023		0.00%	0.00%	9.49	9.49	4,088	38,779	5.94%	5.94%	5.90%
	2022	3/28/2022	0.00%	0.00%	8.95	8.95	1,273	11,396	-7.46%	-7.46%	4.58%

LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	2025		0.00%	0.90%	10.82	19.36	10,703,916	129,485,644	5.76%	6.72%	4.54%
	2024		0.00%	0.90%	10.23	18.31	10,079,145	116,093,735	1.07%	1.98%	4.49%
	2023		0.00%	0.90%	10.12	18.12	9,029,276	103,249,779	5.28%	6.24%	4.27%
	2022		0.00%	0.90%	9.61	18.48	8,238,563	90,087,535	-14.63%	-13.86%	3.33%
	2021		0.00%	0.90%	11.26	21.64	8,264,242	106,552,993	-2.18%	-1.30%	5.01%

LVIP Franklin Templeton Core Bond Fund - Service Class	2025		0.00%	0.00%	10.22	10.22	6,869	70,222	6.87%	6.87%	4.97%
	2024		0.00%	0.00%	9.57	9.57	1,918	18,346	1.25%	1.25%	5.95%
	2023	7/13/2023	0.00%	0.00%	9.45	9.45	581	5,488	2.71%	2.71%	4.95%

LVIP Franklin Templeton Core Bond Fund - Standard Class	2025		0.00%	0.90%	10.61	20.62	33,006,535	390,712,023	6.29%	7.25%	4.41%
	2024		0.00%	0.90%	9.98	19.40	30,663,077	343,212,878	0.70%	1.61%	5.26%
	2023		0.00%	0.90%	9.91	19.26	25,489,357	285,106,502	4.98%	5.93%	3.45%
	2022		0.00%	0.90%	9.44	18.35	21,391,634	230,190,684	-14.47%	-13.70%	3.23%
	2021		0.00%	0.90%	11.04	26.20	21,152,846	269,070,179	-2.68%	-1.80%	2.15%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2025		0.00%	0.90%	17.56	31.73	589,101	11,536,294	12.49%	13.51%	1.39%
	2024		0.10%	0.90%	15.50	27.99	586,299	10,430,794	11.53%	12.43%	1.61%
	2023		0.10%	0.90%	13.80	24.91	563,250	9,548,280	16.19%	17.12%	1.65%
	2022		0.10%	0.90%	11.80	21.28	546,996	8,404,385	-12.85%	-12.15%	1.54%
	2021		0.10%	0.90%	14.46	24.23	575,316	10,243,993	16.26%	17.20%	1.18%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	2025		0.00%	0.00%	13.93	13.93	433	6,029	33.98%	33.98%	3.64%
	2024		0.00%	0.00%	10.40	10.40	347	3,605	8.64%	8.64%	4.78%
	2023	11/7/2023	0.00%	0.00%	9.57	9.57	197	1,888	6.13%	6.13%	2.96%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2025		0.00%	0.90%	14.63	23.67	5,244,534	86,045,356	33.11%	34.31%	3.13%
	2024		0.00%	0.90%	10.92	17.64	5,710,570	70,180,289	7.93%	8.90%	3.41%
	2023		0.00%	0.90%	10.04	16.22	5,685,718	65,419,293	9.06%	10.04%	3.36%
	2022		0.00%	0.90%	9.15	14.75	5,620,386	60,396,459	-12.62%	-11.83%	10.54%
	2021		0.00%	0.90%	11.08	16.75	5,299,582	65,679,643	7.81%	8.79%	5.78%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2025		0.00%	0.90%	16.03	28.09	3,332,772	61,628,379	34.38%	35.59%	3.61%
	2024		0.00%	0.90%	11.85	20.74	3,537,877	49,064,077	2.83%	3.76%	3.93%
	2023		0.00%	0.90%	11.44	20.16	3,152,849	44,935,331	17.86%	18.92%	4.32%
	2022		0.00%	0.90%	9.64	17.01	3,319,121	40,958,464	-7.85%	-7.02%	7.88%
	2021		0.00%	0.90%	11.62	18.99	3,334,754	44,688,771	12.15%	13.16%	4.52%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	2025		0.00%	0.00%	16.69	16.69	765	12,764	18.39%	18.39%	0.63%
	2024		0.00%	0.00%	14.09	14.09	809	11,399	27.68%	27.68%	1.07%
	2023	5/16/2023	0.00%	0.00%	11.04	11.04	393	4,338	17.43%	17.43%	0.91%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2025		0.00%	0.90%	23.54	80.08	3,856,460	110,963,019	17.62%	18.69%	1.03%
	2024		0.00%	0.90%	20.01	67.57	3,652,325	91,872,779	26.84%	27.99%	1.06%
	2023		0.00%	0.90%	15.78	52.87	3,554,526	76,209,063	16.34%	17.39%	1.71%
	2022		0.00%	0.90%	13.56	45.11	3,090,333	62,382,003	-10.78%	-9.97%	2.95%
	2021		0.00%	0.90%	15.20	50.18	2,973,856	70,276,647	30.70%	31.88%	2.38%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	2025		0.00%	0.00%	13.35	13.35	639	8,527	13.30%	13.30%	1.69%
	2024		0.00%	0.00%	11.78	11.78	176	2,070	12.91%	12.91%	1.49%
	2023	10/2/2023	0.00%	0.00%	10.43	10.43	32	330	15.32%	15.32%	2.25%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2025		0.00%	0.90%	18.70	53.78	5,262,237	114,786,789	12.57%	13.59%	1.13%
	2024		0.00%	0.90%	16.49	47.41	5,040,943	99,565,836	12.18%	13.19%	1.15%
	2023		0.00%	0.90%	14.60	41.95	5,039,091	91,159,982	14.50%	15.54%	1.76%
	2022		0.00%	0.90%	12.66	36.36	4,550,183	75,505,617	-13.24%	-12.45%	3.55%
	2021		0.00%	0.90%	14.49	41.60	4,542,234	88,687,254	32.46%	33.66%	2.42%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	12.84	24.35	3,821,972	54,348,274	8.80%	9.79%	2.67%
	2024		0.00%	0.90%	11.80	22.38	4,036,056	53,136,506	6.74%	7.71%	3.45%
	2023		0.00%	0.90%	11.05	20.96	4,030,212	50,431,241	8.74%	9.72%	2.04%
	2022		0.00%	0.90%	10.17	19.28	3,912,688	47,116,335	-16.15%	-15.40%	2.65%
	2021		0.00%	0.90%	12.12	23.00	3,730,088	57,348,860	6.67%	7.63%	3.56%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	14.41	26.92	9,085,401	146,263,980	12.53%	13.54%	2.31%
	2024		0.00%	0.90%	12.81	23.74	9,240,379	134,861,872	10.15%	11.15%	2.95%
	2023		0.00%	0.90%	11.63	21.39	9,192,740	126,387,123	12.31%	13.33%	1.94%
	2022		0.00%	0.90%	10.35	18.90	9,155,173	117,486,513	-19.41%	-18.68%	2.50%
	2021		0.00%	0.90%	12.77	23.28	9,167,851	146,993,204	11.76%	12.77%	3.11%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	13.76	25.54	7,138,662	108,932,606	10.52%	11.52%	2.40%
	2024		0.00%	0.90%	12.45	22.94	7,203,849	100,988,838	9.20%	10.19%	3.04%
	2023		0.00%	0.90%	11.40	20.85	7,354,290	96,590,725	10.84%	11.84%	1.93%
	2022		0.00%	0.90%	10.28	18.78	7,200,083	90,864,383	-18.12%	-17.38%	2.54%
	2021		0.00%	0.90%	12.56	22.94	7,633,399	119,447,115	9.83%	10.82%	3.04%

LVIP Government Money Market Fund - Standard Class	2025		0.00%	0.90%	10.82	12.02	10,755,134	126,511,736	3.04%	3.97%	3.89%
	2024		0.00%	0.90%	10.50	11.57	7,717,024	87,458,135	4.00%	4.94%	4.81%
	2023		0.00%	0.90%	10.10	11.04	8,097,300	87,345,132	3.81%	4.75%	4.65%
	2022		0.00%	0.90%	9.73	10.55	9,260,945	94,895,943	0.39%	1.30%	1.34%
	2021		0.00%	0.90%	9.69	10.42	10,301,654	104,226,159	-0.88%	0.02%	0.01%

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2024		0.15%	0.90%	15.03	20.46	147,236	2,697,869	12.04%	12.89%	2.07%
	2023		0.15%	0.90%	16.86	18.13	142,731	2,415,225	11.17%	12.01%	2.17%
	2022		0.15%	0.90%	15.17	16.18	136,434	2,088,202	-7.76%	-7.06%	1.83%
	2021		0.15%	0.90%	16.44	17.41	147,483	2,441,932	19.52%	20.42%	1.47%

LVIP JPMorgan Core Bond Fund - Service Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.72%
	2023		0.00%	0.00%	9.49	9.49	365	3,469	5.66%	5.66%	3.76%
	2022	3/29/2022	0.00%	0.00%	8.98	8.98	161	1,450	-7.34%	-7.34%	1.90%

LVIP JPMorgan High Yield Fund - Service Class	2025		0.00%	0.00%	12.04	12.04	1,232	14,834	8.60%	8.60%	7.34%
	2024		0.00%	0.00%	11.09	11.09	780	8,652	7.81%	7.81%	10.79%
	2023		0.00%	0.00%	10.28	10.28	464	4,768	11.49%	11.49%	7.46%
	2022	3/29/2022	0.00%	0.00%	9.22	9.22	135	1,243	-6.61%	-6.61%	5.28%

LVIP JPMorgan High Yield Fund - Standard Class	2025		0.00%	0.90%	13.10	23.55	8,076,839	120,580,645	7.88%	8.85%	6.57%
	2024		0.00%	0.90%	12.14	21.65	7,512,012	105,136,228	7.12%	8.09%	7.37%
	2023		0.00%	0.90%	11.34	20.05	6,666,508	89,339,535	10.76%	11.76%	4.95%
	2022		0.00%	0.90%	10.23	17.96	6,058,117	76,031,636	-11.04%	-10.23%	5.65%
	2021		0.00%	0.90%	11.50	20.03	6,132,552	87,838,239	5.48%	6.43%	4.74%

LVIP JPMorgan Retirement Income Fund - Standard Class	2025		0.00%	0.20%	12.39	17.96	59,543	869,787	11.88%	12.10%	3.43%
	2024		0.00%	0.20%	11.05	16.05	50,963	660,114	7.75%	7.96%	3.72%
	2023		0.20%	0.20%	13.06	14.90	37,463	485,272	11.38%	11.38%	3.78%
	2022	6/10/2022	0.20%	0.35%	11.73	17.50	33,476	402,308	-1.54%	-1.46%	2.13%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2025		0.10%	0.90%	16.13	36.87	1,306,343	22,259,787	0.60%	1.41%	1.18%
	2024		0.10%	0.90%	15.92	36.38	1,177,512	20,275,373	14.40%	15.32%	1.35%
	2023		0.10%	0.90%	13.82	31.56	1,113,727	18,475,998	11.07%	11.96%	1.60%
	2022		0.10%	0.90%	12.36	28.20	963,541	16,008,271	-9.98%	-9.26%	1.34%
	2021		0.10%	0.90%	14.25	31.09	1,035,388	19,815,893	27.91%	28.95%	1.00%

LVIP JPMorgan Short Duration Bond Fund - Service Class	2023		0.00%	0.00%	10.16	10.16	391	3,971	4.68%	4.68%	3.73%
	2022	3/29/2022	0.00%	0.00%	9.70	9.70	171	1,656	-1.51%	-1.51%	2.04%

LVIP JPMorgan Short Duration Bond Fund - Standard Class	2025		0.00%	0.90%	11.07	15.43	10,411,253	124,213,985	4.24%	5.19%	4.20%
	2024		0.00%	0.90%	10.62	14.69	9,633,622	110,179,261	3.36%	4.30%	4.06%
	2023		0.00%	0.90%	10.28	14.09	9,192,591	101,344,177	4.05%	5.00%	3.79%
	2022		0.00%	0.90%	9.88	13.44	8,084,921	85,446,064	-4.98%	-4.12%	2.47%
	2021		0.00%	0.90%	10.39	14.03	8,674,003	96,496,639	-1.56%	-0.67%	1.79%

LVIP Loomis Sayles Global Growth Fund - Standard Class	2025		0.00%	0.00%	14.38	14.38	202,746	2,915,244	17.59%	17.59%	0.00%
	2024		0.00%	0.00%	12.23	12.23	153,762	1,880,224	22.73%	22.73%	0.03%
	2023		0.00%	0.00%	9.96	9.96	102,860	1,024,810	36.85%	36.85%	0.52%
	2022		0.00%	0.00%	7.28	7.28	69,672	507,238	-25.74%	-25.74%	0.52%
	2021	4/27/2021	0.00%	0.00%	9.80	9.80	21,633	212,086	-1.59%	-1.59%	0.00%

LVIP Macquarie Wealth Builder Fund - Standard Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.18%
	2024		0.10%	0.90%	13.68	25.72	172,021	2,651,406	7.21%	8.07%	2.87%
	2023		0.10%	0.90%	12.67	23.99	169,060	2,491,072	8.92%	9.80%	2.73%
	2022		0.10%	0.90%	11.55	24.75	186,254	2,516,845	-12.00%	-11.30%	2.18%
	2021		0.10%	0.90%	13.03	28.13	196,701	3,104,915	10.78%	11.67%	2.09%

LVIP MFS International Growth Fund - Service Class	2025		0.00%	0.00%	13.80	13.80	5,058	69,817	18.81%	18.81%	1.51%
	2024		0.00%	0.00%	11.62	11.62	3,210	37,294	7.83%	7.83%	1.67%
	2023		0.00%	0.00%	10.77	10.77	1,545	16,649	14.42%	14.42%	2.87%
	2022	3/29/2022	0.00%	0.00%	9.42	9.42	221	2,085	-8.27%	-8.27%	0.86%

LVIP MFS International Growth Fund - Standard Class	2025		0.00%	0.90%	17.29	34.56	7,218,685	148,188,716	18.04%	19.11%	1.62%
	2024		0.00%	0.90%	14.65	29.06	7,004,717	123,301,188	7.13%	8.10%	1.63%
	2023		0.00%	0.90%	13.67	26.92	6,315,785	106,189,487	13.69%	14.71%	2.26%
	2022		0.00%	0.90%	12.03	23.50	5,347,237	83,285,205	-15.05%	-14.29%	1.11%
	2021		0.00%	0.90%	14.16	28.11	4,951,750	94,070,214	10.24%	11.24%	0.76%

LVIP MFS Value Fund - Service Class	2025		0.00%	0.00%	13.54	13.54	7,704	104,310	12.78%	12.78%	1.79%
	2024		0.00%	0.00%	12.01	12.01	4,364	52,391	11.57%	11.57%	1.93%
	2023	3/21/2023	0.00%	0.00%	10.76	10.76	1,153	12,408	11.58%	11.58%	3.63%

LVIP MFS Value Fund - Standard Class	2025		0.00%	0.90%	18.04	53.19	16,054,006	362,911,982	12.05%	13.06%	1.78%
	2024		0.00%	0.90%	16.10	47.12	14,629,615	305,497,058	10.84%	11.84%	1.78%
	2023		0.00%	0.90%	14.53	42.19	13,203,748	259,774,191	7.10%	8.07%	1.92%
	2022		0.00%	0.90%	13.56	39.10	10,600,333	209,568,210	-6.92%	-6.07%	1.88%
	2021		0.00%	0.90%	14.57	41.69	9,826,036	220,312,448	24.34%	25.46%	1.45%

LVIP Mondrian Global Income Fund - Standard Class	2025		0.00%	0.90%	8.85	12.77	3,035,430	29,353,680	5.44%	6.39%	0.53%
	2024		0.00%	0.90%	8.39	12.02	2,784,408	25,551,022	-6.00%	-5.15%	2.35%
	2023		0.00%	0.90%	8.93	12.68	2,361,093	22,989,547	3.09%	4.02%	0.00%
	2022		0.00%	0.90%	8.66	12.21	1,971,230	18,555,017	-15.89%	-15.13%	0.00%
	2021		0.00%	0.90%	10.30	14.40	1,871,489	20,975,396	-5.94%	-5.09%	3.38%

LVIP Mondrian International Value Fund - Service Class	2025		0.00%	0.00%	15.20	15.20	3,905	59,355	36.05%	36.05%	4.11%
	2024		0.00%	0.00%	11.17	11.17	2,676	29,901	4.43%	4.43%	3.52%
	2023		0.00%	0.00%	10.70	10.70	1,310	14,018	19.81%	19.81%	4.83%
	2022	3/29/2022	0.00%	0.00%	8.93	8.93	234	2,089	-10.58%	-10.58%	2.73%

LVIP Mondrian International Value Fund - Standard Class	2025		0.00%	0.90%	16.35	37.39	4,061,014	73,541,149	35.16%	36.38%	4.06%
	2024		0.00%	0.90%	12.01	27.66	4,338,533	58,534,726	3.76%	4.70%	3.23%
	2023		0.00%	0.90%	11.50	26.66	4,089,454	54,394,228	19.04%	20.11%	3.37%
	2022		0.00%	0.90%	9.59	22.40	4,047,983	47,543,221	-11.56%	-10.75%	2.89%
	2021		0.00%	0.90%	10.77	25.32	3,922,749	53,379,004	10.27%	11.26%	3.51%

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2025		0.15%	0.90%	19.80	23.91	54,161	1,210,378	14.77%	15.63%	1.09%
	2024		0.15%	0.90%	17.13	20.68	58,355	1,145,972	15.80%	16.67%	1.40%
	2023		0.15%	0.90%	14.69	17.72	50,171	853,561	24.88%	25.82%	1.46%
	2022		0.15%	0.90%	11.68	14.09	36,198	488,244	-18.67%	-18.05%	1.74%
	2021		0.15%	0.90%	14.26	17.19	34,744	573,422	14.86%	15.72%	1.90%

LVIP Nomura Diversified Floating Rate Fund - Standard Class	2025		0.00%	0.90%	11.49	13.75	3,885,796	46,834,581	3.83%	4.76%	4.18%
	2024		0.00%	0.90%	11.06	13.14	3,756,526	43,456,895	5.12%	6.07%	5.06%
	2023		0.00%	0.90%	10.52	12.40	3,540,356	38,924,164	4.62%	5.57%	5.34%
	2022		0.00%	0.90%	10.06	11.76	3,380,458	35,513,669	-0.80%	0.10%	2.29%
	2021		0.00%	0.90%	10.14	11.76	3,599,457	38,191,510	-0.50%	0.40%	1.24%

LVIP Nomura High Yield Fund - Standard Class	2025		0.00%	0.90%	13.90	40.65	1,233,777	19,362,310	8.28%	9.26%	6.04%
	2024		0.10%	0.90%	12.75	37.54	1,287,061	18,785,593	5.71%	6.56%	6.25%
	2023		0.10%	0.90%	11.98	35.52	1,333,621	18,813,525	11.66%	12.55%	6.83%
	2022		0.10%	0.90%	11.12	31.81	1,306,159	16,829,699	-12.20%	-11.50%	6.06%
	2021		0.10%	1.00%	12.57	36.96	1,342,362	20,667,499	3.88%	4.82%	9.71%

LVIP Nomura Mid Cap Value Fund - Service Class	2025		0.00%	0.00%	13.37	13.37	3,456	46,206	12.95%	12.95%	1.35%
	2024		0.00%	0.00%	11.84	11.84	2,174	25,726	14.42%	14.42%	1.36%
	2023		0.00%	0.00%	10.34	10.34	905	9,366	10.86%	10.86%	3.63%
	2022	3/28/2022	0.00%	0.00%	9.33	9.33	62	581	-8.33%	-8.33%	2.21%

LVIP Nomura Mid Cap Value Fund - Standard Class	2025		0.00%	0.90%	18.55	60.47	2,298,898	50,569,523	12.33%	13.35%	1.50%
	2024		0.00%	0.90%	16.52	53.43	2,129,275	42,630,855	13.79%	14.82%	1.44%
	2023		0.00%	0.90%	14.51	46.60	1,980,535	36,657,603	10.25%	11.24%	1.79%
	2022		0.00%	0.90%	13.12	41.95	1,589,596	29,175,303	-9.69%	-8.87%	1.64%
	2021		0.00%	0.90%	14.58	46.11	1,319,701	28,528,586	30.73%	31.91%	1.44%

LVIP Nomura SMID Cap Core Fund - Service Class	2025		0.00%	0.00%	13.08	13.08	264	3,448	8.53%	8.53%	0.40%
	2024		0.00%	0.00%	12.06	12.06	142	1,709	14.38%	14.38%	0.48%
	2023	7/13/2023	0.00%	0.00%	10.54	10.54	23	245	4.30%	4.30%	1.18%

LVIP Nomura SMID Cap Core Fund - Standard Class	2025		0.00%	0.90%	18.29	82.42	5,395,303	120,140,181	7.88%	8.85%	0.58%
	2024		0.00%	0.90%	16.95	76.14	5,190,635	109,732,750	13.70%	14.73%	0.61%
	2023		0.00%	0.90%	14.91	66.73	5,017,739	99,921,726	15.41%	16.45%	1.16%
	2022		0.00%	0.90%	12.86	57.62	4,542,032	83,352,840	-14.50%	-13.73%	0.44%
	2021		0.00%	1.00%	14.94	82.15	4,665,565	103,305,570	21.95%	23.18%	0.95%

LVIP Nomura Social Awareness Fund - Standard Class	2025		0.00%	0.90%	24.16	77.08	729,553	21,604,256	14.03%	15.06%	0.74%
	2024		0.00%	0.90%	21.19	67.09	721,268	19,101,209	19.98%	21.07%	0.86%
	2023		0.00%	0.90%	17.66	58.50	631,188	15,690,508	29.01%	30.17%	1.05%
	2022		0.00%	0.90%	13.69	45.34	596,074	12,207,463	-20.43%	-19.71%	1.19%
	2021		0.00%	0.90%	17.20	63.51	547,515	14,793,916	25.30%	26.43%	0.87%

LVIP Nomura U.S. Growth Fund - Service Class	2025		0.00%	0.00%	19.85	19.85	444	8,820	22.24%	22.24%	0.00%
	2024	7/30/2024	0.00%	0.00%	16.24	16.24	119	1,937	16.00%	16.00%	0.00%

LVIP Nomura U.S. Growth Fund - Standard Class	2025		0.00%	0.90%	32.04	115.94	1,596,501	70,311,054	21.51%	22.61%	0.00%
	2024		0.00%	0.90%	26.37	94.71	1,731,689	66,104,252	32.87%	34.07%	0.00%
	2023		0.00%	0.90%	19.85	70.75	1,676,623	53,669,250	47.02%	48.35%	0.00%
	2022		0.00%	0.90%	13.50	47.76	1,656,957	39,750,640	-28.31%	-27.66%	0.00%
	2021		0.00%	0.90%	18.83	66.12	1,457,353	52,077,504	17.04%	18.10%	0.00%

LVIP Nomura U.S. REIT Fund - Service Class	2025		0.00%	0.00%	10.14	10.14	3,347	33,943	0.72%	0.72%	3.07%
	2024		0.00%	0.00%	10.07	10.07	1,230	12,388	7.55%	7.55%	3.93%
	2023		0.00%	0.00%	9.36	9.36	357	3,342	12.24%	12.24%	4.55%
	2022	7/12/2022	0.00%	0.00%	8.34	8.34	164	1,369	-5.37%	-5.37%	3.10%

LVIP Nomura U.S. REIT Fund - Standard Class	2025		0.00%	0.90%	12.09	45.71	5,670,450	86,408,443	0.11%	1.02%	3.11%
	2024		0.00%	0.90%	12.08	45.29	5,098,398	80,139,660	6.91%	7.87%	3.17%
	2023		0.00%	0.90%	11.30	42.03	5,056,824	76,642,059	11.57%	12.58%	3.60%
	2022		0.00%	0.90%	10.13	37.37	4,610,785	65,165,135	-25.97%	-25.30%	3.32%
	2021		0.00%	0.90%	13.68	80.65	4,347,590	86,319,814	41.79%	43.07%	3.05%

LVIP PIMCO Low Duration Bond Fund - Standard Class	2025		0.00%	0.00%	10.97	10.97	1,235,409	13,547,271	5.47%	5.47%	4.44%
	2024		0.00%	0.00%	10.40	10.40	885,838	9,210,420	5.13%	5.13%	5.51%
	2023		0.00%	0.00%	9.89	9.89	569,359	5,630,989	4.87%	4.87%	4.28%
	2022		0.00%	0.00%	9.43	9.43	343,394	3,238,388	-4.88%	-4.88%	3.21%
	2021	3/10/2021	0.00%	0.00%	9.91	9.91	112,838	1,118,667	-0.59%	-0.59%	4.19%

LVIP SSGA Bond Index Fund - Service Class	2025		0.00%	0.00%	10.07	10.07	33,077	333,023	6.53%	6.53%	3.78%
	2024		0.00%	0.00%	9.45	9.45	22,048	208,362	0.80%	0.80%	4.00%
	2023		0.00%	0.00%	9.38	9.38	11,162	104,649	5.03%	5.03%	4.97%
	2022	3/29/2022	0.00%	0.00%	8.93	8.93	1,886	16,836	-7.77%	-7.77%	4.12%

LVIP SSGA Bond Index Fund - Standard Class	2025		0.00%	0.90%	10.23	15.30	14,736,843	163,202,497	5.84%	6.80%	3.63%
	2024		0.00%	0.90%	9.66	14.34	12,738,436	133,294,271	0.15%	1.05%	3.63%
	2023		0.00%	0.90%	9.65	14.20	10,880,890	113,741,773	4.35%	5.30%	2.90%
	2022		0.00%	0.90%	9.25	13.50	9,944,453	99,648,170	-14.22%	-13.44%	2.17%
	2021		0.00%	0.90%	10.78	15.62	9,839,954	114,996,759	-2.86%	-1.98%	2.03%

LVIP SSGA Conservative Index Allocation Fund - Standard Class	2025		0.00%	0.90%	13.73	22.18	2,874,824	43,819,987	11.79%	12.80%	2.78%
	2024		0.00%	0.90%	12.28	19.82	2,839,178	38,996,268	4.99%	5.94%	2.85%
	2023		0.00%	0.90%	11.70	18.73	2,780,630	36,672,253	9.74%	10.73%	2.48%
	2022		0.00%	0.90%	10.66	16.93	2,691,968	33,226,472	-15.51%	-14.75%	2.76%
	2021		0.00%	0.90%	12.61	19.88	2,604,936	38,454,913	5.42%	6.37%	2.22%

LVIP SSGA Emerging Markets Equity Index Fund - Service Class	2025		0.00%	0.00%	12.77	12.77	5,227	66,762	33.15%	33.15%	3.28%
	2024		0.00%	0.00%	9.59	9.59	4,064	38,979	6.54%	6.54%	3.04%
	2023		0.00%	0.00%	9.00	9.00	2,206	19,861	8.56%	8.56%	6.03%
	2022	8/8/2022	0.00%	0.00%	8.29	8.29	325	2,699	-4.11%	-4.11%	3.29%

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2025		0.00%	0.00%	10.54	10.54	214,814	2,264,220	33.48%	33.48%	3.34%
	2024		0.00%	0.00%	7.90	7.90	189,082	1,493,070	6.80%	6.80%	3.14%
	2023		0.00%	0.00%	7.39	7.39	128,976	953,602	8.83%	8.83%	4.00%
	2022		0.00%	0.00%	6.79	6.79	90,353	613,818	-21.19%	-21.19%	3.84%
	2021	3/25/2021	0.00%	0.00%	8.62	8.62	43,095	371,471	-3.36%	-3.36%	4.67%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2025		0.00%	0.90%	15.43	26.16	1,576,118	25,672,344	13.35%	14.37%	2.60%
	2024		0.10%	0.90%	13.52	22.90	1,588,139	22,984,710	8.98%	9.86%	2.98%
	2023		0.10%	0.90%	12.32	20.86	1,751,433	23,990,868	12.49%	13.39%	2.52%
	2022		0.10%	0.90%	10.87	18.40	1,696,949	22,139,305	-15.09%	-14.41%	3.78%
	2021		0.10%	0.90%	12.72	21.51	1,744,015	27,812,059	11.57%	12.47%	5.17%

LVIP SSGA International Index Fund - Service Class	2025		0.00%	0.00%	14.46	14.46	21,015	303,849	30.85%	30.85%	3.61%
	2024		0.00%	0.00%	11.05	11.05	15,902	175,712	2.97%	2.97%	3.66%
	2023		0.00%	0.00%	10.73	10.73	8,831	94,774	17.27%	17.27%	5.55%
	2022	3/28/2022	0.00%	0.00%	9.15	9.15	1,820	16,659	-8.08%	-8.08%	9.16%

LVIP SSGA International Index Fund - Standard Class	2025		0.00%	0.90%	16.51	27.85	8,936,222	163,477,642	30.01%	31.18%	3.53%
	2024		0.00%	0.90%	12.61	21.27	8,853,975	123,908,735	2.29%	3.22%	3.46%
	2023		0.00%	0.90%	12.24	20.63	7,695,006	108,459,844	16.52%	17.57%	3.32%
	2022		0.00%	0.90%	10.43	17.58	7,233,360	89,742,002	-15.09%	-14.32%	4.85%
	2021		0.00%	0.90%	12.99	21.11	5,956,709	88,366,223	10.06%	11.06%	2.80%

LVIP SSGA International Managed Volatility Fund - Standard Class	2025		0.15%	0.90%	13.83	16.82	1,097,802	15,660,794	23.88%	24.82%	3.24%
	2024		0.15%	0.90%	10.79	13.48	1,169,790	13,357,122	1.86%	2.62%	3.16%
	2023		0.10%	0.90%	10.56	13.14	1,141,634	12,675,646	16.39%	17.33%	3.01%
	2022		0.10%	0.90%	9.04	11.21	1,226,194	11,530,248	-17.57%	-16.91%	4.24%
	2021		0.10%	0.90%	10.94	13.51	1,210,372	13,779,724	9.77%	10.65%	2.32%

LVIP SSGA Mid-Cap Index Fund - Service Class	2025		0.00%	0.00%	12.91	12.91	11,938	154,174	6.87%	6.87%	1.15%
	2024		0.00%	0.00%	12.08	12.08	7,940	95,947	13.27%	13.27%	1.25%
	2023		0.00%	0.00%	10.67	10.67	4,688	50,009	15.75%	15.75%	2.20%
	2022	3/29/2022	0.00%	0.00%	9.22	9.22	963	8,875	-11.63%	-11.63%	2.28%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2025		0.00%	0.00%	13.80	13.80	1,043,038	14,394,121	7.13%	7.13%	1.53%
	2024		0.00%	0.00%	12.88	12.88	534,576	6,886,053	13.55%	13.55%	1.57%
	2023		0.00%	0.00%	11.34	11.34	338,566	3,840,810	16.05%	16.05%	1.86%
	2022		0.00%	0.00%	9.78	9.78	185,607	1,814,403	-13.40%	-13.40%	2.18%
	2021	3/10/2021	0.00%	0.00%	11.29	11.29	70,313	793,683	10.89%	10.89%	2.30%

LVIP SSGA Moderate Index Allocation Fund - Standard Class	2025		0.00%	0.90%	15.67	28.55	13,635,651	241,064,085	14.60%	15.64%	2.49%
	2024		0.00%	0.90%	13.67	24.71	13,466,798	209,903,469	7.40%	8.37%	2.62%
	2023		0.00%	0.90%	12.73	22.82	13,015,610	193,989,703	12.55%	13.57%	2.38%
	2022		0.00%	0.90%	11.31	20.12	12,645,055	170,538,214	-16.17%	-15.41%	2.89%
	2021		0.00%	0.90%	13.49	23.81	11,904,010	193,791,864	9.40%	10.39%	2.26%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	2023	5/22/2023	0.00%	0.00%	10.20	10.20	2,465	25,147	7.92%	7.92%	1.88%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2025		0.00%	0.90%	16.47	31.10	14,951,534	281,635,617	16.38%	17.43%	2.38%
	2024		0.00%	0.90%	14.15	26.51	14,646,457	240,223,773	8.29%	9.26%	2.56%
	2023		0.00%	0.90%	13.07	24.29	13,861,060	214,336,645	13.79%	14.82%	2.24%
	2022		0.00%	0.90%	11.48	21.17	13,021,550	183,999,831	-16.63%	-15.88%	2.68%
	2021		0.00%	0.90%	13.77	25.19	12,154,189	208,204,286	10.37%	11.37%	2.21%

LVIP SSGA Nasdaq-100 Index Fund - Service Class	2025		0.00%	0.00%	17.80	17.80	3,010	53,562	20.20%	20.20%	0.06%
	2024		0.00%	0.00%	14.81	14.81	2,860	42,349	24.94%	24.94%	0.42%
	2023		0.00%	0.00%	11.85	11.85	786	9,313	54.11%	54.11%	1.04%
	2022	8/30/2022	0.00%	0.00%	7.69	7.69	7	55	-11.33%	-11.33%	0.00%

LVIP SSGA S&P 500 Index Fund - Service Class	2025		0.00%	0.00%	16.26	16.26	66,062	1,074,156	17.30%	17.30%	0.96%
	2024		0.00%	0.00%	13.86	13.86	47,296	655,607	24.42%	24.42%	1.16%
	2023		0.00%	0.00%	11.14	11.14	27,615	307,668	25.70%	25.70%	2.21%
	2022	3/28/2022	0.00%	0.00%	8.86	8.86	6,151	54,516	-15.34%	-15.34%	2.29%

LVIP SSGA S&P 500 Index Fund - Standard Class	2025		0.00%	0.90%	25.06	85.04	73,275,487	2,261,754,469	16.54%	17.60%	1.08%
	2024		0.00%	0.90%	21.50	72.42	69,876,858	1,902,586,327	23.61%	24.73%	1.20%
	2023		0.00%	0.90%	17.40	58.15	66,178,238	1,520,757,593	24.88%	26.01%	1.53%
	2022		0.00%	0.90%	13.93	46.22	60,449,046	1,165,635,377	-19.04%	-18.31%	1.58%
	2021		0.00%	0.90%	17.21	56.66	51,628,003	1,290,396,332	27.27%	28.42%	1.33%

LVIP SSGA Short-Term Bond Index Fund - Standard Class	2025		0.00%	0.00%	11.17	11.17	501,126	5,598,808	5.52%	5.52%	4.84%
	2024		0.00%	0.00%	10.59	10.59	357,817	3,788,711	4.88%	4.88%	5.97%
	2023		0.00%	0.00%	10.10	10.10	207,513	2,094,903	5.17%	5.17%	3.96%
	2022		0.00%	0.00%	9.60	9.60	110,300	1,058,763	-3.45%	-3.45%	2.30%
	2021	3/10/2021	0.00%	0.00%	9.94	9.94	19,957	198,414	-0.28%	-0.28%	2.28%

LVIP SSGA Small-Cap Index Fund - Service Class	2025		0.00%	0.00%	12.52	12.52	8,006	100,222	12.18%	12.18%	1.00%
	2024		0.00%	0.00%	11.16	11.16	5,720	63,828	10.87%	10.87%	1.95%
	2023		0.00%	0.00%	10.06	10.06	3,543	35,663	16.21%	16.21%	1.86%
	2022	3/29/2022	0.00%	0.00%	8.66	8.66	657	5,690	-16.92%	-16.92%	1.50%

LVIP SSGA Small-Cap Index Fund - Standard Class	2025		0.00%	0.90%	16.38	48.76	11,015,255	209,445,794	11.45%	12.46%	1.12%
	2024		0.00%	0.90%	14.66	43.42	10,201,783	177,624,503	10.15%	11.14%	1.87%
	2023		0.00%	0.90%	13.22	39.13	9,461,120	158,985,613	15.46%	16.50%	1.38%
	2022		0.00%	0.90%	11.37	33.64	7,936,882	121,447,661	-21.49%	-20.78%	1.27%
	2021		0.00%	0.90%	14.38	42.53	6,492,540	131,896,485	13.53%	14.56%	0.90%

LVIP Structured Conservative Allocation Fund - Standard Class	2025		0.00%	0.90%	13.85	22.06	1,230,218	18,638,207	12.71%	13.72%	2.88%
	2024		0.00%	0.90%	12.29	19.42	1,247,299	17,113,846	5.50%	6.46%	3.32%
	2023		0.00%	0.90%	11.65	18.27	1,227,141	16,032,053	9.28%	10.27%	2.74%
	2022		0.00%	0.90%	10.66	16.60	1,153,994	14,312,831	-14.07%	-13.30%	3.92%
	2021		0.00%	0.90%	12.40	19.17	1,108,367	16,243,061	6.46%	7.42%	3.73%

LVIP Structured Moderate Allocation Fund - Standard Class	2025		0.00%	0.90%	16.00	28.60	7,482,189	133,233,305	16.23%	17.28%	2.72%
	2024		0.00%	0.90%	13.77	24.41	7,319,603	113,181,632	8.43%	9.41%	3.70%
	2023		0.00%	0.90%	12.70	22.34	7,061,813	103,528,887	12.08%	13.09%	2.65%
	2022		0.00%	0.90%	11.33	19.77	6,843,607	94,799,649	-13.93%	-13.15%	4.68%
	2021		0.00%	0.90%	13.16	22.66	6,571,767	107,730,500	11.15%	12.15%	4.85%

LVIP Structured Moderately Aggressive Allocation Fund - Service Class	2022	6/1/2022	0.00%	0.00%	9.02	9.02	1,475	13,298	-5.12%	-5.12%	8.53%

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2025		0.00%	0.90%	16.85	31.54	6,073,171	116,840,982	18.26%	19.33%	2.59%
	2024		0.00%	0.90%	14.25	26.46	6,023,439	100,020,036	9.49%	10.48%	3.40%
	2023		0.00%	0.90%	13.01	23.98	5,723,953	90,407,272	13.25%	14.27%	2.61%
	2022		0.00%	0.90%	11.49	21.00	5,438,547	79,162,541	-13.91%	-13.13%	4.93%
	2021		0.00%	0.90%	13.35	24.20	5,203,401	90,408,942	12.66%	13.68%	5.24%

LVIP T. Rowe Price 2010 Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.20%
	2021		0.20%	0.35%	13.44	20.09	28,223	498,660	8.23%	8.40%	2.61%

LVIP T. Rowe Price 2020 Fund - Standard Class	2025		0.00%	0.90%	12.62	24.05	93,302	1,534,267	12.00%	13.02%	3.04%
	2024		0.00%	0.90%	11.17	21.30	93,125	1,349,420	7.84%	8.81%	2.72%
	2023		0.00%	0.90%	10.27	19.59	95,873	1,274,427	12.52%	13.54%	2.73%
	2022		0.00%	0.90%	9.04	17.28	79,308	974,241	-15.94%	-15.18%	2.78%
	2021		0.00%	0.90%	13.85	21.44	91,774	1,354,121	9.24%	10.12%	2.60%

LVIP T. Rowe Price 2030 Fund - Standard Class	2025		0.00%	0.20%	13.30	25.82	559,140	8,611,671	14.76%	14.99%	2.83%
	2024		0.00%	0.90%	11.57	22.48	463,828	6,153,664	9.44%	10.43%	2.33%
	2023		0.00%	0.90%	10.47	20.38	400,468	4,983,041	15.10%	16.14%	2.39%
	2022		0.00%	0.90%	9.02	17.56	317,319	3,630,402	-17.62%	-16.87%	2.53%
	2021		0.00%	0.90%	14.60	31.88	224,891	3,435,021	12.58%	13.48%	2.55%

LVIP T. Rowe Price 2040 Fund - Standard Class	2025		0.00%	0.90%	14.45	28.10	1,059,265	16,469,576	17.08%	18.14%	1.78%
	2024		0.00%	0.90%	12.23	23.81	927,033	12,396,046	12.03%	13.04%	2.03%
	2023		0.00%	0.90%	10.82	21.08	759,019	9,386,376	18.12%	19.19%	1.93%
	2022		0.00%	0.90%	9.08	17.71	594,578	6,508,444	-18.48%	-17.74%	2.07%
	2021		0.00%	0.90%	15.26	35.22	390,220	6,069,336	15.88%	16.81%	3.25%

LVIP T. Rowe Price 2050 Fund - Standard Class	2025		0.00%	0.00%	14.96	14.96	1,087,292	16,271,061	19.64%	19.64%	1.73%
	2024		0.00%	0.00%	12.51	12.51	810,982	10,143,475	14.20%	14.20%	1.68%
	2023		0.00%	0.00%	10.95	10.95	567,935	6,220,308	20.30%	20.30%	1.94%
	2022		0.00%	0.00%	9.10	9.10	373,181	3,397,516	-17.95%	-17.95%	2.97%
	2021	3/16/2021	0.00%	0.00%	11.10	11.10	86,456	959,249	10.85%	10.85%	7.31%

LVIP T. Rowe Price 2060 Fund - Standard Class	2025		0.00%	0.00%	15.04	15.04	1,948,456	29,295,688	19.77%	19.77%	1.82%
	2024		0.00%	0.00%	12.55	12.55	1,516,463	19,036,991	14.27%	14.27%	1.88%
	2023		0.00%	0.00%	10.99	10.99	1,057,685	11,619,371	20.31%	20.31%	2.07%
	2022		0.00%	0.00%	9.13	9.13	639,734	5,841,688	-17.87%	-17.87%	2.78%
	2021	3/24/2021	0.00%	0.00%	11.12	11.12	222,740	2,476,399	13.99%	13.99%	4.47%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	2025		0.00%	0.00%	14.46	14.46	3,820	55,223	10.76%	10.76%	0.00%
	2024		0.00%	0.00%	13.05	13.05	2,497	32,586	23.36%	23.36%	0.11%
	2023		0.00%	0.00%	10.58	10.58	1,155	12,223	20.87%	20.87%	0.00%
	2022	3/28/2022	0.00%	0.00%	8.75	8.75	75	659	-13.96%	-13.96%	0.00%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2025		0.00%	0.90%	20.42	80.80	5,151,263	135,914,872	10.05%	11.04%	0.00%
	2024		0.00%	0.90%	18.56	72.87	4,725,820	118,172,420	22.56%	23.67%	0.32%
	2023		0.00%	0.90%	15.14	59.01	4,596,211	98,082,567	20.09%	21.17%	0.03%
	2022		0.00%	0.90%	12.61	50.53	3,878,711	75,268,534	-25.20%	-24.52%	0.02%
	2021		0.00%	0.90%	16.86	91.10	3,323,079	89,842,512	12.82%	13.84%	0.01%

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2025		0.00%	0.90%	14.78	18.03	780,166	12,512,889	7.57%	8.54%	1.79%
	2024		0.00%	0.90%	13.74	16.64	769,244	11,464,994	12.54%	13.56%	2.47%
	2023		0.00%	0.90%	12.21	14.67	780,960	10,324,430	13.99%	15.02%	1.62%
	2022		0.00%	0.90%	10.71	12.78	783,391	9,093,663	-20.85%	-20.13%	1.74%
	2021		0.00%	0.90%	13.53	16.02	708,130	10,410,868	14.33%	15.37%	2.84%

LVIP Vanguard Bond Allocation Fund - Standard Class	2025		0.00%	0.90%	10.14	12.72	16,070,379	175,538,711	5.37%	6.33%	3.70%
	2024		0.00%	0.90%	9.62	11.98	15,029,949	155,433,830	0.51%	1.42%	3.83%
	2023		0.00%	0.90%	9.58	11.82	13,309,542	136,732,480	5.05%	6.00%	3.52%
	2022		0.00%	0.90%	9.12	11.17	11,487,344	112,172,193	-14.14%	-13.37%	2.04%
	2021		0.00%	0.90%	10.62	12.90	11,345,954	129,195,901	-2.17%	-1.29%	1.52%

LVIP Vanguard Domestic Equity ETF Fund - Service Class	2025	11/5/2025	0.00%	0.00%	15.63	15.63	84	1,307	0.93%	0.93%	0.89%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2025		0.00%	0.90%	23.67	57.04	11,665,611	347,462,489	15.43%	16.47%	1.02%
	2024		0.00%	0.90%	20.50	49.02	10,821,987	290,795,422	21.01%	22.10%	1.18%
	2023		0.00%	0.90%	16.95	40.19	10,550,504	244,767,171	24.10%	25.22%	1.37%
	2022		0.00%	0.90%	13.65	32.13	9,908,395	195,494,973	-19.47%	-18.74%	1.29%
	2021		0.00%	0.90%	16.96	39.57	9,203,297	232,687,238	24.61%	25.74%	1.28%

LVIP Vanguard International Equity ETF Fund - Service Class	2025		0.00%	0.00%	13.82	13.82	3,809	52,653	31.23%	31.23%	3.71%
	2024		0.00%	0.00%	10.53	10.53	3,020	31,811	3.62%	3.62%	2.16%
	2023	9/22/2023	0.00%	0.00%	10.17	10.17	1,553	15,792	8.39%	8.39%	2.43%

LVIP Vanguard International Equity ETF Fund - Standard Class	2025		0.00%	0.90%	15.86	23.05	12,168,249	218,005,133	30.38%	31.56%	3.48%
	2024		0.00%	0.90%	12.08	17.98	12,502,198	171,995,598	2.93%	3.86%	2.77%
	2023		0.00%	0.90%	11.66	18.03	11,186,092	153,822,250	14.33%	15.36%	3.23%
	2022		0.00%	0.90%	10.12	15.69	10,348,538	129,353,576	-17.37%	-16.62%	2.65%
	2021		0.00%	0.90%	13.26	18.88	9,458,051	144,645,571	7.19%	8.16%	2.96%

LVIP Wellington Capital Growth Fund - Service Class	2023	3/21/2023	0.00%	0.00%	10.67	10.67	603	6,436	25.27%	25.27%	0.00%

LVIP Wellington Capital Growth Fund - Standard Class	2023		0.00%	0.90%	17.47	69.84	4,118,034	110,086,093	37.43%	38.70%	0.00%
	2022		0.00%	0.90%	12.71	50.43	3,931,955	82,622,181	-33.93%	-33.33%	0.00%
	2021		0.00%	0.90%	19.24	75.75	3,007,960	103,431,227	16.07%	17.12%	0.00%

LVIP Wellington SMID Cap Value Fund - Service Class	2025		0.00%	0.00%	12.12	12.12	11	132	2.16%	2.16%	0.67%
	2024	2/20/2024	0.00%	0.00%	11.87	11.87	7	89	12.33%	12.33%	0.28%

LVIP Wellington SMID Cap Value Fund - Standard Class	2025		0.00%	0.90%	17.15	48.85	3,199,446	64,952,358	1.50%	2.41%	1.08%
	2024		0.00%	0.90%	16.90	47.77	2,816,345	57,319,931	11.31%	12.32%	1.32%
	2023		0.00%	0.90%	15.14	42.60	2,668,649	50,974,447	16.19%	17.24%	1.02%
	2022		0.00%	0.90%	12.94	36.39	2,427,500	41,943,594	-10.81%	-10.00%	0.77%
	2021		0.00%	0.90%	14.41	40.50	2,472,113	48,929,531	27.05%	28.20%	0.50%

LVIP Western Asset Core Bond Fund - Service Class	2025		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.29%
	2024		0.00%	0.00%	9.32	9.32	2,378	22,164	0.44%	0.44%	7.39%
	2023	8/18/2023	0.00%	0.00%	9.28	9.28	547	5,078	5.85%	5.85%	21.97%

M Capital Appreciation Fund	2025		0.20%	0.20%	22.20	28.86	84,692	2,207,170	17.82%	17.82%	0.98%
	2024		0.20%	0.20%	18.84	24.49	87,125	1,920,572	9.72%	9.72%	2.04%
	2023		0.20%	0.20%	17.17	22.32	85,580	1,717,704	23.31%	23.31%	0.41%
	2022		0.20%	0.35%	13.92	27.15	95,638	1,674,240	-18.43%	-18.30%	0.00%
	2021		0.20%	0.35%	17.04	33.28	97,245	2,080,691	17.33%	17.50%	0.00%

M International Equity Fund	2025		0.20%	0.20%	16.57	18.53	166,644	2,801,329	32.17%	32.17%	2.84%
	2024		0.20%	0.20%	12.54	14.02	191,063	2,433,441	3.75%	3.75%	3.02%
	2023		0.20%	0.20%	12.08	13.51	178,002	2,186,371	15.77%	15.77%	3.06%
	2022		0.20%	0.35%	10.44	13.44	186,197	1,986,102	-14.46%	-14.33%	2.68%
	2021		0.20%	0.35%	12.18	15.71	188,517	2,345,756	10.66%	10.83%	2.42%

M Large Cap Growth Fund	2025		0.20%	0.20%	37.96	48.14	101,757	4,300,388	19.37%	19.37%	0.00%
	2024		0.20%	0.20%	31.80	40.33	107,392	3,798,297	25.25%	25.25%	0.00%
	2023		0.20%	0.20%	25.39	32.20	119,619	3,382,867	31.77%	31.77%	0.00%
	2022		0.20%	0.35%	19.27	33.01	141,625	3,152,771	-25.67%	-25.56%	0.00%
	2021		0.20%	0.35%	25.88	44.42	129,468	3,876,828	21.07%	21.25%	0.00%

M Large Cap Value Fund	2025		0.20%	0.20%	21.87	25.71	142,158	3,402,116	17.07%	17.07%	1.73%
	2024		0.20%	0.20%	18.68	21.96	153,539	3,124,779	18.39%	18.39%	1.92%
	2023		0.20%	0.20%	15.78	18.55	158,332	2,726,747	7.39%	7.39%	2.30%
	2022		0.20%	0.35%	14.69	25.40	150,706	2,462,590	-1.79%	-1.65%	1.92%
	2021		0.20%	0.35%	14.94	25.86	175,859	2,918,295	29.55%	29.75%	1.50%

MFS® VIT Growth Series - Initial Class	2025		0.00%	0.90%	24.67	107.92	3,921,597	134,499,743	11.19%	12.20%	0.00%
	2024		0.00%	0.90%	22.18	96.72	3,802,780	122,229,107	30.29%	31.47%	0.00%
	2023		0.00%	0.90%	17.03	75.05	3,788,477	98,476,289	34.64%	35.86%	0.00%
	2022		0.00%	0.90%	12.65	55.74	3,898,751	80,241,603	-32.25%	-31.63%	0.00%
	2021		0.00%	0.90%	18.66	91.55	3,290,337	106,215,717	22.43%	23.53%	0.00%

MFS® VIT Growth Series - Service Class	2025		0.00%	0.00%	15.89	15.89	221	3,513	11.90%	11.90%	0.00%
	2024		0.00%	0.00%	14.20	14.20	205	2,908	31.15%	31.15%	0.00%
	2023	5/25/2023	0.00%	0.00%	10.83	10.83	19	201	16.57%	16.57%	0.00%

MFS® VIT New Discovery Series - Initial Class	2025		0.00%	0.00%	8.93	8.93	287,568	2,567,695	12.96%	12.96%	0.00%
	2024		0.00%	0.00%	7.90	7.90	226,431	1,789,815	6.72%	6.72%	0.00%
	2023		0.00%	0.00%	7.41	7.41	161,437	1,195,679	14.41%	14.41%	0.00%
	2022		0.00%	0.00%	6.47	6.47	80,862	523,460	-29.76%	-29.76%	0.00%
	2021	3/12/2021	0.00%	0.00%	9.22	9.22	19,155	176,531	-2.61%	-2.61%	0.00%

MFS® VIT Total Return Series - Initial Class	2025		0.00%	0.90%	15.62	35.06	6,327,015	112,323,616	10.17%	11.16%	2.75%
	2024		0.00%	0.90%	14.18	31.71	6,144,448	99,939,953	6.79%	7.75%	2.52%
	2023		0.00%	0.90%	13.28	30.86	5,960,227	91,553,255	9.45%	10.44%	2.10%
	2022		0.00%	0.90%	12.13	28.19	5,595,674	79,929,784	-10.39%	-9.58%	1.71%
	2021		0.00%	0.90%	13.54	37.69	5,346,075	88,442,493	13.09%	14.12%	1.84%

MFS® VIT Utilities Series - Initial Class	2025		0.00%	0.90%	16.06	58.92	3,579,044	71,345,656	13.98%	15.01%	2.93%
	2024		0.00%	0.90%	14.09	51.69	3,527,844	63,452,375	10.66%	11.66%	2.36%
	2023		0.00%	0.90%	12.73	46.71	3,325,304	56,212,362	-2.99%	-2.11%	3.59%
	2022		0.00%	0.90%	13.12	68.95	2,880,202	52,356,943	-0.15%	0.76%	2.39%
	2021		0.00%	0.90%	13.14	69.05	3,097,974	58,018,295	13.07%	14.09%	1.77%

MFS® VIT Utilities Series - Service Class	2025		0.00%	0.00%	12.98	12.98	2,151	27,921	14.76%	14.76%	2.99%
	2024		0.00%	0.00%	11.31	11.31	543	6,142	11.34%	11.34%	2.17%
	2023	7/20/2023	0.00%	0.00%	10.16	10.16	123	1,251	-2.90%	-2.90%	0.87%

MFS® VIT II Core Equity Portfolio - Initial Class	2025		0.00%	0.20%	16.49	24.90	233,132	4,457,545	12.28%	12.50%	0.47%
	2024		0.00%	0.20%	14.65	22.17	196,690	3,435,240	19.87%	20.11%	0.60%
	2023		0.00%	0.35%	12.20	41.05	165,901	2,581,817	22.71%	23.14%	0.56%
	2022		0.00%	0.90%	9.91	43.92	117,494	1,752,500	-18.01%	-17.27%	0.32%
	2021		0.00%	0.90%	18.23	53.57	58,421	1,667,003	24.19%	25.07%	0.42%

Morgan Stanley VIF Global Infrastructure Portfolio - Class II	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.57%
	2023	7/13/2023	0.00%	0.00%	10.02	10.02	12	118	-0.49%	-0.49%	0.00%

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2025		0.20%	0.90%	12.55	63.99	922,732	19,390,875	4.51%	5.24%	0.00%
	2024		0.20%	0.90%	11.93	61.23	979,858	19,976,306	22.91%	23.77%	0.00%
	2023		0.20%	0.90%	15.36	53.38	996,695	18,291,203	17.09%	17.91%	0.00%
	2022		0.20%	0.90%	13.03	45.59	966,262	16,657,523	-29.37%	-28.88%	0.00%
	2021		0.20%	0.90%	18.32	71.47	889,486	24,052,186	11.98%	12.77%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2025		0.20%	0.90%	12.61	38.77	339,407	5,914,048	10.56%	11.34%	0.46%
	2024		0.20%	0.90%	13.72	35.07	363,180	5,781,819	7.84%	8.60%	0.73%
	2023		0.20%	0.90%	12.64	32.52	340,064	5,660,058	10.01%	10.78%	1.04%
	2022		0.20%	0.90%	11.41	37.41	332,034	5,338,593	-10.56%	-9.93%	0.59%
	2021		0.20%	0.90%	12.67	41.83	348,924	6,625,962	31.61%	32.53%	0.60%

Neuberger Berman AMT Quality Equity Portfolio - I Class	2025		0.20%	0.20%	21.27	26.76	66,004	1,717,356	13.51%	13.51%	0.00%
	2024		0.20%	0.20%	18.74	23.57	71,540	1,640,197	25.59%	25.59%	0.22%
	2023		0.20%	0.20%	14.92	18.77	76,676	1,397,919	26.64%	26.65%	0.34%
	2022		0.20%	0.20%	11.78	14.82	82,904	1,193,936	-18.61%	-18.61%	0.43%
	2021		0.20%	0.20%	18.21	18.21	94,543	1,673,782	23.23%	23.23%	0.38%

Nomura VIP Emerging Markets Series - Service Class	2025		0.00%	0.00%	16.88	16.88	4,246	71,663	80.77%	80.77%	1.16%
	2024		0.00%	0.00%	9.34	9.34	2,658	24,813	4.77%	4.77%	1.78%
	2023	9/19/2023	0.00%	0.00%	8.91	8.91	849	7,570	8.28%	8.28%	0.00%

Nomura VIP Emerging Markets Series - Standard Class	2025		0.00%	0.90%	19.67	54.82	8,896,812	202,863,051	79.64%	81.26%	1.59%
	2024		0.00%	0.90%	10.87	30.52	11,453,215	145,770,827	4.15%	5.09%	2.61%
	2023		0.00%	0.90%	10.37	35.51	10,883,021	135,348,225	12.77%	13.79%	1.54%
	2022		0.00%	0.90%	9.13	31.49	10,182,068	116,084,051	-28.23%	-27.58%	4.13%
	2021		0.00%	0.90%	12.63	72.22	8,653,377	140,189,557	-3.71%	-2.84%	0.30%

Nomura VIP Energy Series - Service Class	2025		0.00%	0.00%	14.07	14.07	69	969	11.89%	11.89%	0.84%
	2024	7/22/2024	0.00%	0.00%	12.57	12.57	21	260	-11.03%	-11.03%	0.00%

Nomura VIP High Income Series - Service Class	2025		0.00%	0.00%	11.61	11.61	217	2,524	7.17%	7.17%	6.31%
	2024		0.00%	0.00%	10.83	10.83	127	1,372	6.19%	6.19%	6.16%
	2023	6/14/2023	0.00%	0.00%	10.20	10.20	39	398	7.27%	7.27%	0.00%

Nomura VIP Mid Cap Growth Series - Service Class	2024		0.00%	0.00%	10.06	10.06	135	1,360	2.20%	2.20%	0.00%
	2023	7/24/2023	0.00%	0.00%	9.85	9.85	95	938	0.10%	0.10%	0.00%

Nomura VIP Science and Technology Series - Service Class	2025		0.00%	0.00%	18.86	18.86	180	3,400	33.36%	33.36%	0.00%
	2024		0.00%	0.00%	14.14	14.14	100	1,413	30.59%	30.59%	0.00%
	2023	5/25/2023	0.00%	0.00%	10.83	10.83	8	84	19.75%	19.75%	0.00%

Nomura VIP Small Cap Growth Series - Service Class	2025		0.00%	0.00%	11.90	11.90	339	4,030	13.39%	13.39%	0.00%
	2024		0.00%	0.00%	10.49	10.49	227	2,384	14.26%	14.26%	0.00%
	2023		0.00%	0.00%	9.18	9.18	163	1,501	13.04%	13.04%	0.00%
	2022	11/21/2022	0.00%	0.00%	8.12	8.12	35	286	-4.58%	-4.58%	0.00%

Nomura VIP Small Cap Value Series - Service Class	2025		0.00%	0.00%	11.62	11.62	51	590	7.83%	7.83%	1.12%
	2024		0.00%	0.00%	10.78	10.78	85	913	11.02%	11.02%	0.85%
	2023	1/25/2023	0.00%	0.00%	9.71	9.71	39	377	3.42%	3.42%	0.00%

Nomura VIP Small Cap Value Series - Standard Class	2025		0.00%	0.90%	15.90	62.07	7,410,731	139,896,573	7.19%	8.16%	1.27%
	2024		0.00%	0.90%	14.73	57.91	6,889,151	123,411,311	10.32%	11.32%	1.33%
	2023		0.00%	0.90%	13.26	52.49	6,558,792	112,235,241	8.46%	9.44%	0.92%
	2022		0.00%	0.90%	12.14	48.39	5,591,389	94,706,191	-12.88%	-12.09%	0.82%
	2021		0.00%	0.90%	13.84	83.94	5,396,661	113,589,230	33.21%	34.42%	0.82%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2025		0.00%	0.90%	9.97	17.71	3,017,758	41,666,683	17.73%	18.79%	2.85%
	2024		0.00%	0.90%	7.55	14.91	3,336,016	37,057,417	3.23%	4.16%	2.24%
	2023		0.00%	0.90%	7.30	14.31	3,222,859	32,819,014	-8.68%	-7.85%	16.01%
	2022		0.00%	0.90%	7.97	15.53	3,214,100	33,019,782	7.64%	8.61%	21.28%
	2021		0.00%	0.90%	7.38	14.30	3,971,254	35,846,313	32.15%	33.34%	4.22%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2025		0.00%	0.00%	10.70	10.70	64	689	18.66%	18.66%	2.77%
	2024		0.00%	0.00%	9.02	9.02	41	367	3.97%	3.97%	2.30%
	2023	7/13/2023	0.00%	0.00%	8.68	8.68	13	109	-2.69%	-2.69%	0.81%

PIMCO VIT Dynamic Bond Portfolio - Advisor Class	2025		0.00%	0.00%	11.54	11.54	273	3,145	8.00%	8.00%	5.38%
	2024		0.00%	0.00%	10.68	10.68	163	1,742	5.51%	5.51%	4.65%
	2023	8/18/2023	0.00%	0.00%	10.12	10.12	65	658	4.28%	4.28%	1.52%

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	2025		0.00%	0.00%	12.50	12.50	570	7,128	14.86%	14.86%	6.74%
	2024	1/16/2024	0.00%	0.00%	10.88	10.88	376	4,089	8.38%	8.38%	2.07%

Putnam VT George Putnam Balanced Fund - Class IA	2025		0.00%	0.00%	15.06	15.06	328,551	4,948,695	14.31%	14.31%	1.49%
	2024		0.00%	0.00%	13.18	13.18	283,363	3,733,728	16.94%	16.94%	1.14%
	2023		0.00%	0.00%	11.27	11.27	186,371	2,099,915	20.26%	20.26%	1.13%
	2022		0.00%	0.00%	9.37	9.37	89,096	834,730	-15.82%	-15.82%	0.79%
	2021	5/3/2021	0.00%	0.00%	11.13	11.13	24,078	267,960	7.82%	7.82%	0.00%

Putnam VT Global Health Care Fund - Class IB	2025		0.20%	0.20%	20.90	20.90	115,588	2,415,416	14.82%	14.82%	0.00%
	2024		0.20%	0.20%	18.20	18.20	120,536	2,193,681	1.22%	1.22%	0.47%
	2023		0.20%	0.35%	17.98	40.33	118,792	2,247,531	8.75%	8.92%	0.30%
	2022		0.20%	0.90%	16.51	47.66	104,655	2,113,626	-5.53%	-4.86%	0.41%
	2021		0.20%	0.90%	17.35	50.45	83,968	2,401,209	18.33%	19.16%	1.08%

Putnam VT Large Cap Value Fund - Class IB	2025		0.00%	0.20%	16.43	25.04	140,611	3,514,576	20.11%	20.35%	1.41%
	2024		0.00%	0.20%	13.65	20.85	136,529	2,842,988	18.90%	19.14%	1.12%
	2023		0.20%	0.35%	17.53	35.73	144,928	2,553,122	15.26%	15.43%	1.94%
	2022		0.20%	0.35%	15.19	36.03	142,767	2,525,308	-3.47%	-3.32%	1.45%
	2021		0.20%	0.90%	15.71	37.32	89,687	2,276,051	26.16%	27.05%	1.13%

Templeton Foreign VIP Fund - Class 1	2025		0.55%	0.55%	24.92	24.92	46,280	1,153,450	28.80%	28.80%	2.54%
	2024		0.55%	0.55%	19.35	19.35	57,184	1,106,570	-1.34%	-1.34%	2.59%
	2023		0.55%	0.55%	19.61	19.61	56,133	1,100,969	20.43%	20.43%	3.38%
	2022		0.55%	0.55%	16.29	16.29	60,564	986,374	-7.89%	-7.89%	3.42%
	2021		0.55%	0.55%	17.68	17.68	67,182	1,187,938	3.86%	3.86%	2.00%

Templeton Foreign VIP Fund - Class 2	2025		0.20%	0.20%	13.72	13.72	181,256	2,487,485	28.94%	28.94%	2.32%
	2024		0.20%	0.20%	10.64	10.64	200,516	2,134,239	-1.20%	-1.20%	2.40%
	2023		0.20%	0.20%	10.77	10.77	205,671	2,215,596	20.52%	20.52%	3.20%
	2022		0.20%	0.20%	8.94	8.94	230,403	2,059,506	-7.79%	-7.79%	3.09%
	2021		0.20%	0.35%	9.69	20.55	256,795	2,498,510	3.79%	3.95%	1.82%

Templeton Global Bond VIP Fund - Class 1	2025		0.00%	0.90%	8.62	17.52	9,024,446	80,933,618	15.05%	16.09%	0.00%
	2024		0.00%	0.90%	7.49	15.22	9,026,486	70,008,591	-11.92%	-11.13%	0.00%
	2023		0.00%	0.90%	8.51	17.29	7,708,644	67,704,391	2.27%	3.19%	0.00%
	2022		0.00%	0.90%	8.32	16.90	7,385,492	63,303,922	-5.70%	-4.85%	0.00%
	2021		0.00%	0.90%	8.82	17.92	8,038,741	72,976,982	-5.48%	-4.62%	0.00%

Templeton Global Bond VIP Fund - Class 4	2025		0.00%	0.00%	9.97	9.97	463	4,616	15.56%	15.56%	0.00%
	2024		0.00%	0.00%	8.63	8.63	326	2,811	-11.42%	-11.42%	0.00%
	2023	11/7/2023	0.00%	0.00%	9.74	9.74	154	1,500	8.42%	8.42%	0.00%

Templeton Growth VIP Fund - Class 1	2025		0.20%	0.90%	14.26	34.53	490,853	8,130,775	23.05%	23.91%	1.10%
	2024		0.20%	0.90%	12.26	27.96	528,428	7,181,884	4.76%	5.49%	1.16%
	2023		0.20%	0.90%	11.62	26.60	507,551	7,120,142	20.15%	20.99%	3.48%
	2022		0.20%	0.90%	9.60	22.06	501,686	6,315,622	-12.12%	-11.50%	0.52%
	2021		0.20%	0.90%	10.85	25.02	485,431	7,618,311	4.32%	5.05%	1.29%

Templeton Growth VIP Fund - Class 2	2025		0.20%	0.20%	14.90	14.90	88,314	1,316,028	23.58%	23.58%	0.87%
	2024		0.20%	0.20%	12.06	12.06	91,255	1,100,387	5.19%	5.19%	1.03%
	2023		0.20%	0.20%	11.46	11.46	114,033	1,307,168	20.77%	20.77%	3.31%
	2022		0.20%	0.20%	9.49	9.49	117,197	1,112,421	-11.68%	-11.68%	0.16%
	2021		0.20%	0.35%	10.75	27.60	120,037	1,305,850	4.50%	4.66%	1.09%

TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	2025	6/26/2025	0.00%	0.00%	11.58	11.58	8,009	92,742	2.58%	11.13%	1.99%

TOPS® Balanced ETF Portfolio - Class 2 Shares	2025		0.00%	0.90%	14.51	15.40	494,502	7,390,174	11.84%	12.85%	2.21%
	2024		0.00%	0.90%	12.97	13.65	491,682	6,540,614	5.90%	6.86%	2.08%
	2023		0.00%	0.90%	12.25	12.77	462,384	5,779,166	10.39%	11.39%	1.52%
	2022		0.00%	0.90%	11.10	11.47	495,754	5,594,854	-11.95%	-11.15%	1.79%
	2021		0.00%	0.90%	12.60	12.91	252,728	3,186,699	8.64%	9.62%	0.86%

TOPS® Balanced ETF Portfolio - Service Class Shares	2025		0.00%	0.00%	12.62	12.62	227,671	2,874,093	12.81%	12.81%	2.39%
	2024		0.00%	0.00%	11.19	11.19	181,292	2,028,750	6.79%	6.79%	2.30%
	2023		0.00%	0.00%	10.48	10.48	128,359	1,345,038	11.32%	11.32%	2.25%
	2022		0.00%	0.00%	9.41	9.41	67,253	633,057	-11.22%	-11.22%	2.59%
	2021	8/5/2021	0.00%	0.00%	10.60	10.60	8,139	86,301	1.66%	1.66%	0.91%

TOPS® Growth ETF Portfolio - Class 2 Shares	2025	9/16/2025	0.00%	0.00%	11.46	11.46	1,889	21,647	3.35%	3.35%	1.00%

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	2025		0.00%	0.90%	16.01	17.00	1,406,338	23,326,783	14.10%	15.13%	1.97%
	2024		0.00%	0.90%	14.03	14.76	1,296,685	18,704,741	7.86%	8.84%	1.97%
	2023		0.00%	0.90%	13.01	13.56	938,111	12,430,024	12.46%	13.47%	1.82%
	2022		0.00%	0.90%	11.57	11.95	705,149	8,259,440	-13.68%	-12.90%	1.56%
	2021		0.00%	0.90%	13.40	13.72	379,099	5,109,155	11.81%	12.82%	1.14%

TOPS® Moderate Growth ETF Portfolio - Service Class Shares	2025		0.00%	0.00%	13.31	13.31	318,218	4,234,045	15.11%	15.11%	2.10%
	2024		0.00%	0.00%	11.56	11.56	234,974	2,716,009	8.73%	8.73%	2.10%
	2023		0.00%	0.00%	10.63	10.63	150,443	1,599,281	13.36%	13.36%	2.32%
	2022		0.00%	0.00%	9.38	9.38	55,927	524,456	-12.86%	-12.86%	3.03%
	2021	5/20/2021	0.00%	0.00%	10.76	10.76	5,410	58,216	4.61%	4.61%	0.96%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2025:

Subaccount	Aggregate Cost of Purchases ($)	Aggregate Proceeds from Sales ($)

AB VPS Discovery Value Portfolio - Class A	17,924,880	2,293,513
AB VPS International Value Portfolio - Class A	535,160	2,148,907
AB VPS Large Cap Growth Portfolio - Class A	594,123	547,017
AB VPS Relative Value Portfolio - Class A	2,020,241	1,437,761
AB VPS Sustainable Global Thematic Portfolio - Class A	5,014,476	1,435,155
American Funds® IS Asset Allocation Fund - Class 4	12,678	—
American Funds® IS Capital Income Builder - Class 4	3,927	78
American Funds® IS Capital World Growth and Income Fund - Class 2	204,696	3,170
American Funds® IS Global Growth Fund - Class 2	45,715,161	14,402,194
American Funds® IS Global Growth Fund - Class 4	7,620	1,979
American Funds® IS Global Small Capitalization Fund - Class 2	10,054,167	8,902,451
American Funds® IS Global Small Capitalization Fund - Class 4	460	57
American Funds® IS Growth Fund - Class 2	111,793,656	69,614,536
American Funds® IS Growth Fund - Class 4	99,675	33,693
American Funds® IS Growth-Income Fund - Class 2	149,006,153	36,711,574
American Funds® IS Growth-Income Fund - Class 4	13,414	8,154
American Funds® IS International Fund - Class 2	9,935,048	25,309,937
American Funds® IS International Fund - Class 4	22,833	3,684
American Funds® IS New World Fund - Class 4	27,960	7,063
American Funds® IS Washington Mutual Investors Fund - Class 4	34,237	29,026
ClearBridge Variable Growth Portfolio - Class II	613	—
ClearBridge Variable Large Cap Growth Portfolio - Class II	3,119	12,295
ClearBridge Variable Mid Cap Portfolio - Class I	10,427,567	2,250,865
ClearBridge Variable Mid Cap Portfolio - Class II	341	334
Columbia VP Commodity Strategy Fund - Class 2	658	—
Columbia VP Strategic Income Fund - Class 2	861	28
DWS Alternative Asset Allocation VIP Portfolio - Class A	2,878,158	1,506,802
DWS Equity 500 Index VIP Portfolio - Class A	6,397,614	5,576,919
DWS Small Cap Index VIP Portfolio - Class A	1,072,434	702,254
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	41,050	24,380
Fidelity® VIP Balanced Portfolio - Service Class 2	15,168	427
Fidelity® VIP Contrafund® Portfolio - Initial Class	8,313,908	419,398
Fidelity® VIP Contrafund® Portfolio - Service Class	86,573,397	32,047,222
Fidelity® VIP Contrafund® Portfolio - Service Class 2	65,084	26,486
Fidelity® VIP Equity-Income Portfolio - Initial Class	202,354	152,900
Fidelity® VIP Equity-Income Portfolio - Service Class	695,888	634,144
Fidelity® VIP Financials Portfolio - Initial Class	36,110	1,080
Fidelity® VIP Growth Opportunities Portfolio - Service Class	338,778	680,922
Fidelity® VIP Growth Portfolio - Service Class	39,644,962	15,064,654
Fidelity® VIP Growth Portfolio - Service Class 2	75,586	28,892
Fidelity® VIP Health Care Portfolio - Initial Class	33,938	3,354
Fidelity® VIP High Income Portfolio - Service Class	419,896	125,596
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	75,688	71,014
Fidelity® VIP Mid Cap Portfolio - Service Class	39,585,151	7,289,636
Fidelity® VIP Mid Cap Portfolio - Service Class 2	9,375	53
Fidelity® VIP Overseas Portfolio - Service Class	1,984,183	911,599
Fidelity® VIP Strategic Income Portfolio - Service Class 2	2,804	38
Fidelity® VIP Technology Portfolio - Initial Class	501,988	45,277
First Trust Capital Strength Hedged Equity Portfolio - Class I	560,117	16,662
First Trust Capital Strength Portfolio - Class I	726,443	24,399
First Trust International Developed Capital Strength Portfolio - Class I	6,746	347
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	716,275	25,826
Franklin Income VIP Fund - Class 1	22,243,313	8,400,983
Franklin Mutual Shares VIP Fund - Class 1	16,127,839	3,921,080
Franklin Rising Dividends VIP Fund - Class 4	2,772	2,460
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,943,545	1,494,832
Franklin Small-Mid Cap Growth VIP Fund - Class 4	13,774	1,122
Goldman Sachs VIT Government Money Market Fund - Service Shares	7,323	18,811
Invesco V.I. American Franchise Fund - Series I Shares	1,683,490	1,887,869
Invesco V.I. Core Equity Fund - Series I Shares	1,499,430	1,525,371
Invesco V.I. Core Plus Bond Fund - Series I Shares	83,319	449,760
Invesco V.I. Diversified Dividend Fund - Series II Shares	328	330
Invesco V.I. EQV International Equity Fund - Series I Shares	5,783,852	5,325,343
Invesco V.I. International Growth Fund - Series II Shares	4,453	22
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	37,300	1,804
Janus Henderson Balanced Portfolio - Institutional Shares	784,803	1,045,534
Janus Henderson Balanced Portfolio - Service Shares	527,875	917,191
Janus Henderson Enterprise Portfolio - Service Shares	632,519	300,480
Janus Henderson Global Research Portfolio - Institutional Shares	1,212,081	1,207,101
Janus Henderson Global Research Portfolio - Service Shares	460,006	385,226
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	536,184	447,090
Lincoln Hedged S&P 500 Conservative Fund - Service Class	649,809	216,670
Lincoln Hedged S&P 500 Fund - Service Class	549,736	56,143
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	52,280	29,663
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	79,014,397	14,582,794
LVIP American Balanced Allocation Fund - Standard Class	6,448,719	104,654
LVIP American Century Balanced Fund - Standard Class II	3,960,302	3,432,449
LVIP American Century Inflation Protection Fund - Standard Class II	2,081,057	1,080,281
LVIP American Century Ultra® Fund - Service Class	23,556	1,349
LVIP American Century Ultra® Fund - Standard Class	20,276,253	10,611,953
LVIP American Growth Allocation Fund - Service Class	1,901	—
LVIP American Growth Allocation Fund - Standard Class	27,397,306	264,536
LVIP American Income Allocation Fund - Standard Class	2,362,976	132,195
LVIP Baron Growth Opportunities Fund - Service Class	27,877,297	1,704,417
LVIP Baron Growth Opportunities Fund - Standard Class	3,322,978	338,697
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	6,284,641	1,926,783
LVIP BlackRock Equity Dividend Fund - Service Class	25,015	853
LVIP BlackRock Equity Dividend Fund - Standard Class	22,343,281	5,436,198
LVIP BlackRock Global Allocation Fund - Service Class	143	—
LVIP BlackRock Global Allocation Fund - Standard Class	30,969,327	18,681,238
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	4,018,841	1,162,820
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	8,737,741	4,832,377
LVIP BlackRock Real Estate Fund - Service Class	5,502	306
LVIP BlackRock Real Estate Fund - Standard Class	6,200,237	1,786,469
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2,520,665	1,108,206
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,563,465	914,664
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	3,126,781	1,244,627
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	530,828	387,577
LVIP Dimensional International Core Equity Fund - Service Class	5,236	11
LVIP Dimensional International Core Equity Fund - Standard Class	6,591,867	6,834,619
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	999,351	1,936,707
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	11,795,619	6,445,186
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	9,998,923	8,127,369
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	3,855,513	903,211
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	80,461	4,325
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	19,331,796	8,269,783
LVIP Franklin Templeton Core Bond Fund - Service Class	53,023	1,826
LVIP Franklin Templeton Core Bond Fund - Standard Class	54,765,963	16,642,504
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,699,562	722,567
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	1,485	135
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	4,978,941	9,715,421
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	5,757,390	7,412,139
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	7,757	8,579
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	12,261,505	5,342,313
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	5,797	33
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	9,532,284	8,032,401
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,971,156	6,219,353
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	13,963,623	10,977,018
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	7,375,791	5,720,961
LVIP Government Money Market Fund - Standard Class	72,747,873	59,657,687
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	44,813	2,659,175
LVIP JPMorgan High Yield Fund - Service Class	6,352	291
LVIP JPMorgan High Yield Fund - Standard Class	18,217,670	4,866,099
LVIP JPMorgan Retirement Income Fund - Standard Class	214,443	64,474
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	5,092,745	771,875
LVIP JPMorgan Short Duration Bond Fund - Standard Class	37,955,050	24,906,845
LVIP Loomis Sayles Global Growth Fund - Standard Class	1,069,016	154,979
LVIP Macquarie Wealth Builder Fund - Standard Class	786,772	3,024,261
LVIP MFS International Growth Fund - Service Class	30,550	811
LVIP MFS International Growth Fund - Standard Class	26,838,029	11,586,068
LVIP MFS Value Fund - Service Class	51,715	1,642
LVIP MFS Value Fund - Standard Class	54,747,414	8,789,084
LVIP Mondrian Global Income Fund - Standard Class	4,105,635	1,803,346
LVIP Mondrian International Value Fund - Service Class	20,708	1,457
LVIP Mondrian International Value Fund - Standard Class	10,464,597	11,169,356
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	98,325	183,016
LVIP Nomura Diversified Floating Rate Fund - Standard Class	6,073,003	2,902,217
LVIP Nomura High Yield Fund - Standard Class	2,044,688	1,990,865
LVIP Nomura Mid Cap Value Fund - Service Class	22,750	1,827
LVIP Nomura Mid Cap Value Fund - Standard Class	11,949,117	3,936,387
LVIP Nomura SMID Cap Core Fund - Service Class	1,729	186
LVIP Nomura SMID Cap Core Fund - Standard Class	10,616,506	6,915,190
LVIP Nomura Social Awareness Fund - Standard Class	2,928,801	1,501,164
LVIP Nomura U.S. Growth Fund - Service Class	6,611	97
LVIP Nomura U.S. Growth Fund - Standard Class	11,357,432	14,517,991
LVIP Nomura U.S. REIT Fund - Service Class	23,731	1,276
LVIP Nomura U.S. REIT Fund - Standard Class	11,390,773	3,363,356
LVIP PIMCO Low Duration Bond Fund - Standard Class	4,359,587	122,186
LVIP SSGA Bond Index Fund - Service Class	132,470	14,273
LVIP SSGA Bond Index Fund - Standard Class	31,644,974	5,929,582
LVIP SSGA Conservative Index Allocation Fund - Standard Class	3,392,514	1,592,678
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	18,475	3,913
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	429,192	138,060
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,457,804	1,278,132
LVIP SSGA International Index Fund - Service Class	98,402	23,313
LVIP SSGA International Index Fund - Standard Class	20,453,723	13,648,869
LVIP SSGA International Managed Volatility Fund - Standard Class	940,014	1,366,445
LVIP SSGA Mid-Cap Index Fund - Service Class	64,908	5,485
LVIP SSGA Mid-Cap Index Fund - Standard Class	7,687,063	138,993
LVIP SSGA Moderate Index Allocation Fund - Standard Class	17,966,851	9,297,363
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	19,888,271	7,878,488
LVIP SSGA Nasdaq-100 Index Fund - Service Class	30,590	27,995
LVIP SSGA S&P 500 Index Fund - Service Class	362,449	34,218
LVIP SSGA S&P 500 Index Fund - Standard Class	209,555,356	69,549,671
LVIP SSGA Short-Term Bond Index Fund - Standard Class	1,862,089	74,393
LVIP SSGA Small-Cap Index Fund - Service Class	37,414	6,336
LVIP SSGA Small-Cap Index Fund - Standard Class	34,809,569	16,582,961
LVIP Structured Conservative Allocation Fund - Standard Class	1,181,558	1,373,401
LVIP Structured Moderate Allocation Fund - Standard Class	10,722,905	6,293,263
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	6,002,237	5,196,862
LVIP T. Rowe Price 2020 Fund - Standard Class	273,000	135,038
LVIP T. Rowe Price 2030 Fund - Standard Class	2,248,737	269,492
LVIP T. Rowe Price 2040 Fund - Standard Class	3,054,758	528,579
LVIP T. Rowe Price 2050 Fund - Standard Class	4,757,962	244,442
LVIP T. Rowe Price 2060 Fund - Standard Class	6,910,395	281,771
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	27,735	1,476
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	33,032,915	9,896,203
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	1,056,593	423,825
LVIP Vanguard Bond Allocation Fund - Standard Class	29,111,195	12,944,641
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,285	3
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	165,496,049	11,298,918
LVIP Vanguard International Equity ETF Fund - Service Class	16,096	3,584
LVIP Vanguard International Equity ETF Fund - Standard Class	18,513,632	17,581,601
LVIP Wellington SMID Cap Value Fund - Service Class	391	342
LVIP Wellington SMID Cap Value Fund - Standard Class	12,531,172	1,465,656
LVIP Western Asset Core Bond Fund - Service Class	2,941	25,430
M Capital Appreciation Fund	598,180	349,106
M International Equity Fund	193,694	479,031
M Large Cap Growth Fund	1,451,333	643,401
M Large Cap Value Fund	453,550	444,996
MFS® VIT Growth Series - Initial Class	29,134,084	9,162,662
MFS® VIT Growth Series - Service Class	942	68
MFS® VIT New Discovery Series - Initial Class	589,804	101,646
MFS® VIT Total Return Series - Initial Class	15,315,169	3,492,897
MFS® VIT Utilities Series - Initial Class	7,553,780	6,258,675
MFS® VIT Utilities Series - Service Class	20,277	569
MFS® VIT II Core Equity Portfolio - Initial Class	1,104,355	141,167
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2,945,002	2,090,097
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	895,187	754,134
Neuberger Berman AMT Quality Equity Portfolio - I Class	119,920	154,517
Nomura VIP Emerging Markets Series - Service Class	20,658	3,926
Nomura VIP Emerging Markets Series - Standard Class	6,116,725	51,934,749
Nomura VIP Energy Series - Service Class	627	—
Nomura VIP High Income Series - Service Class	1,134	10
Nomura VIP Mid Cap Growth Series - Service Class	949	2,069
Nomura VIP Science and Technology Series - Service Class	8,612	7,400
Nomura VIP Small Cap Growth Series - Service Class	3,457	2,244
Nomura VIP Small Cap Value Series - Service Class	601	928
Nomura VIP Small Cap Value Series - Standard Class	20,221,917	5,060,635
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	3,861,778	4,956,788
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	250	—
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	1,400	57
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	2,704	83
Putnam VT George Putnam Balanced Fund - Class IA	972,703	148,653
Putnam VT Global Health Care Fund - Class IB	250,280	199,330
Putnam VT Large Cap Value Fund - Class IB	544,734	206,001
Templeton Foreign VIP Fund - Class 1	138,793	293,004
Templeton Foreign VIP Fund - Class 2	302,650	338,615
Templeton Global Bond VIP Fund - Class 1	6,432,651	6,610,584
Templeton Global Bond VIP Fund - Class 4	1,467	103
Templeton Growth VIP Fund - Class 1	747,557	796,581
Templeton Growth VIP Fund - Class 2	147,516	90,578
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	93,492	1,446
TOPS® Balanced ETF Portfolio - Class 2 Shares	746,438	498,488
TOPS® Balanced ETF Portfolio - Service Class Shares	678,049	38,403
TOPS® Growth ETF Portfolio - Class 2 Shares	21,857	201
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	3,169,959	732,834
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	1,224,468	63,169

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2025:

Subaccount	Shares Owned	Net Asset Value ($)	Fair Value of Shares ($)	Cost of Shares ($)

AB VPS Discovery Value Portfolio - Class A	5,291,479	16.59	87,785,637	92,171,905
AB VPS International Value Portfolio - Class A	538,762	20.92	11,270,895	8,042,093
AB VPS Large Cap Growth Portfolio - Class A	57,517	92.55	5,323,236	4,273,416
AB VPS Relative Value Portfolio - Class A	586,798	31.74	18,624,977	17,675,411
AB VPS Sustainable Global Thematic Portfolio - Class A	783,923	32.83	25,736,196	26,771,107
American Funds® IS Asset Allocation Fund - Class 4	913	26.77	24,450	23,278
American Funds® IS Capital Income Builder - Class 4	737	14.46	10,660	9,182
American Funds® IS Capital World Growth and Income Fund - Class 2	11,242	18.38	206,622	201,603
American Funds® IS Global Growth Fund - Class 2	8,204,872	38.11	312,687,661	271,582,139
American Funds® IS Global Growth Fund - Class 4	285	37.55	10,705	10,043
American Funds® IS Global Small Capitalization Fund - Class 2	8,422,143	19.04	160,357,610	162,678,360
American Funds® IS Global Small Capitalization Fund - Class 4	57	18.97	1,079	924
American Funds® IS Growth Fund - Class 2	7,538,685	138.80	1,046,369,488	731,681,425
American Funds® IS Growth Fund - Class 4	1,870	134.39	251,355	205,484
American Funds® IS Growth-Income Fund - Class 2	12,776,835	66.28	846,848,637	696,160,926
American Funds® IS Growth-Income Fund - Class 4	302	64.77	19,539	19,028
American Funds® IS International Fund - Class 2	14,888,502	22.22	330,822,518	277,897,712
American Funds® IS International Fund - Class 4	1,975	21.83	43,112	36,225
American Funds® IS New World Fund - Class 4	2,341	31.71	74,226	61,869
American Funds® IS Washington Mutual Investors Fund - Class 4	5,022	17.55	88,135	78,053
ClearBridge Variable Growth Portfolio - Class II	60	13.24	788	870
ClearBridge Variable Mid Cap Portfolio - Class I	2,462,617	23.80	58,610,294	55,930,604
ClearBridge Variable Mid Cap Portfolio - Class II	4	23.51	90	90
Columbia VP Commodity Strategy Fund - Class 2	240	4.00	961	926
Columbia VP Strategic Income Fund - Class 2	391	3.74	1,463	1,443
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,920,986	13.71	26,336,714	24,905,434
DWS Equity 500 Index VIP Portfolio - Class A	1,986,541	32.55	64,661,899	47,949,139
DWS Small Cap Index VIP Portfolio - Class A	826,537	15.02	12,414,586	11,510,204
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	21,427	17.62	377,543	332,916
Fidelity® VIP Balanced Portfolio - Service Class 2	1,365	25.45	34,733	30,831
Fidelity® VIP Contrafund® Portfolio - Initial Class	391,596	59.89	23,452,667	21,015,383
Fidelity® VIP Contrafund® Portfolio - Service Class	8,065,994	59.33	478,555,448	391,221,701
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,248	56.86	70,978	69,832
Fidelity® VIP Equity-Income Portfolio - Initial Class	79,515	29.43	2,340,114	1,827,456
Fidelity® VIP Equity-Income Portfolio - Service Class	252,421	29.16	7,360,587	6,481,989
Fidelity® VIP Financials Portfolio - Initial Class	1,764	20.50	36,159	35,035
Fidelity® VIP Growth Opportunities Portfolio - Service Class	85,408	99.16	8,469,097	5,153,929
Fidelity® VIP Growth Portfolio - Service Class	2,201,038	96.56	212,532,194	201,722,769
Fidelity® VIP Growth Portfolio - Service Class 2	1,359	92.88	126,185	130,809
Fidelity® VIP Health Care Portfolio - Initial Class	873	38.31	33,460	30,759
Fidelity® VIP High Income Portfolio - Service Class	427,674	4.84	2,069,940	2,153,235
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	69,734	11.36	792,177	871,203
Fidelity® VIP Mid Cap Portfolio - Service Class	6,136,286	36.79	225,753,969	217,229,997
Fidelity® VIP Mid Cap Portfolio - Service Class 2	596	35.17	20,953	21,079
Fidelity® VIP Overseas Portfolio - Service Class	357,409	27.32	9,764,409	8,812,914
Fidelity® VIP Strategic Income Portfolio - Service Class 2	571	11.07	6,318	6,061
Fidelity® VIP Technology Portfolio - Initial Class	9,716	47.77	464,140	457,933
First Trust Capital Strength Hedged Equity Portfolio - Class I	64,691	9.71	628,145	647,177
First Trust Capital Strength Portfolio - Class I	64,536	14.66	946,100	933,628
First Trust International Developed Capital Strength Portfolio - Class I	883	14.16	12,497	11,275
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	78,822	13.17	1,038,090	1,072,518
Franklin Income VIP Fund - Class 1	13,708,009	16.02	219,602,309	209,928,396
Franklin Mutual Shares VIP Fund - Class 1	5,960,004	16.60	98,936,070	99,824,841
Franklin Rising Dividends VIP Fund - Class 4	172	28.06	4,825	4,509
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,085,999	18.65	20,253,874	20,197,079
Franklin Small-Mid Cap Growth VIP Fund - Class 4	2,489	15.42	38,387	36,072
Goldman Sachs VIT Government Money Market Fund - Service Shares	16,112	1.00	16,113	16,113
Invesco V.I. American Franchise Fund - Series I Shares	206,841	81.00	16,754,155	13,387,461
Invesco V.I. Core Equity Fund - Series I Shares	495,171	36.03	17,841,003	15,469,269
Invesco V.I. Core Plus Bond Fund - Series I Shares	122,628	5.85	717,374	750,889
Invesco V.I. Diversified Dividend Fund - Series II Shares	3	26.89	92	90
Invesco V.I. EQV International Equity Fund - Series I Shares	1,244,524	36.11	44,939,752	44,204,121
Invesco V.I. International Growth Fund - Series II Shares	4,737	2.07	9,805	9,868
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	2,630	27.71	72,889	71,884
Janus Henderson Balanced Portfolio - Institutional Shares	206,240	55.86	11,520,589	8,693,892
Janus Henderson Balanced Portfolio - Service Shares	161,235	59.48	9,590,278	7,764,078
Janus Henderson Enterprise Portfolio - Service Shares	65,422	73.35	4,798,700	4,670,072
Janus Henderson Global Research Portfolio - Institutional Shares	159,110	79.67	12,676,277	9,229,937
Janus Henderson Global Research Portfolio - Service Shares	34,687	76.42	2,650,781	2,049,597
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	248,206	23.94	5,942,049	4,151,659
Lincoln Hedged S&P 500 Conservative Fund - Service Class	39,592	10.59	419,203	432,434
Lincoln Hedged S&P 500 Fund - Service Class	67,542	11.24	758,839	767,739
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	1,522	44.85	68,245	78,885
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	4,472,369	48.63	217,500,247	221,662,700
LVIP American Balanced Allocation Fund - Standard Class	1,083,782	12.45	13,489,831	12,529,078
LVIP American Century Balanced Fund - Standard Class II	9,267,534	9.05	83,824,849	72,970,946
LVIP American Century Inflation Protection Fund - Standard Class II	1,371,165	9.03	12,377,502	13,683,309
LVIP American Century Ultra® Fund - Service Class	1,885	29.96	56,469	53,087
LVIP American Century Ultra® Fund - Standard Class	4,797,462	31.55	151,355,137	140,614,509
LVIP American Growth Allocation Fund - Service Class	325	12.56	4,081	3,799
LVIP American Growth Allocation Fund - Standard Class	8,308,927	12.59	104,634,318	100,375,625
LVIP American Income Allocation Fund - Standard Class	823,815	11.75	9,680,648	9,257,216
LVIP Baron Growth Opportunities Fund - Service Class	1,596,294	59.56	95,073,671	105,218,873
LVIP Baron Growth Opportunities Fund - Standard Class	111,149	63.18	7,021,919	8,013,441
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,604,919	22.08	57,516,612	55,511,972
LVIP BlackRock Equity Dividend Fund - Service Class	1,381	25.75	35,560	35,512
LVIP BlackRock Equity Dividend Fund - Standard Class	5,001,614	25.78	128,931,593	132,269,396
LVIP BlackRock Global Allocation Fund - Service Class	66	13.56	899	775
LVIP BlackRock Global Allocation Fund - Standard Class	31,443,715	13.56	426,471,103	368,959,878
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	3,406,313	13.55	46,152,139	40,792,674
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	9,327,410	9.46	88,199,988	89,883,690
LVIP BlackRock Real Estate Fund - Service Class	1,785	7.69	13,719	13,388
LVIP BlackRock Real Estate Fund - Standard Class	6,375,854	7.81	49,801,794	50,856,531
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	1,554,876	14.54	22,607,903	19,741,947
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	268,365	55.54	14,905,770	12,122,821
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	677,819	19.00	12,881,265	13,120,426
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	196,402	17.18	3,374,780	3,247,953
LVIP Dimensional International Core Equity Fund - Service Class	338	15.81	5,346	5,225
LVIP Dimensional International Core Equity Fund - Standard Class	4,132,538	15.85	65,517,256	48,100,947
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,268,194	13.45	17,059,742	13,333,251
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,397,441	51.82	72,416,796	54,963,595
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2,977,094	22.85	68,029,581	49,030,125
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	875,987	22.31	19,545,908	18,440,902
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	17,482	8.85	154,737	155,268
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	14,548,949	8.90	129,485,644	139,329,730
LVIP Franklin Templeton Core Bond Fund - Service Class	6,028	11.65	70,222	69,965
LVIP Franklin Templeton Core Bond Fund - Standard Class	33,505,876	11.66	390,712,023	415,884,364
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	258,870	44.56	11,536,294	10,718,092
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	598	10.08	6,029	4,979
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	8,544,723	10.07	86,045,356	69,134,458
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	5,881,693	10.48	61,628,379	49,316,501
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	768	16.62	12,764	11,036
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	6,650,466	16.69	110,963,019	90,671,814
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	590	14.45	8,527	7,708
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	7,920,700	14.49	114,786,789	95,858,105
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	4,208,477	12.91	54,348,274	52,004,004
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	10,322,816	14.17	146,263,980	138,287,351
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	7,575,286	14.38	108,932,606	102,367,113
LVIP Government Money Market Fund - Standard Class	10,054,832	10.00	100,548,321	100,548,336
LVIP JPMorgan High Yield Fund - Service Class	1,481	10.02	14,834	14,907
LVIP JPMorgan High Yield Fund - Standard Class	12,030,395	10.02	120,580,645	121,899,508
LVIP JPMorgan Retirement Income Fund - Standard Class	63,665	13.66	869,787	794,065
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,283,799	17.34	22,259,787	23,032,910
LVIP JPMorgan Short Duration Bond Fund - Standard Class	13,182,000	9.42	124,213,985	125,981,753
LVIP Loomis Sayles Global Growth Fund - Standard Class	151,638	19.23	2,915,244	2,509,343
LVIP MFS International Growth Fund - Service Class	3,288	21.23	69,817	67,160
LVIP MFS International Growth Fund - Standard Class	6,979,499	21.23	148,188,716	136,503,214
LVIP MFS Value Fund - Service Class	1,912	54.56	104,310	102,204
LVIP MFS Value Fund - Standard Class	6,636,772	54.68	362,911,982	329,969,441
LVIP Mondrian Global Income Fund - Standard Class	3,105,552	9.45	29,353,680	30,653,584
LVIP Mondrian International Value Fund - Service Class	2,796	21.23	59,355	49,231
LVIP Mondrian International Value Fund - Standard Class	3,459,946	21.26	73,541,149	59,744,623
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	73,343	16.50	1,210,378	1,002,230
LVIP Nomura Diversified Floating Rate Fund - Standard Class	4,759,612	9.84	46,834,581	47,357,266
LVIP Nomura High Yield Fund - Standard Class	4,458,280	4.34	19,362,310	20,300,858
LVIP Nomura Mid Cap Value Fund - Service Class	1,068	43.28	46,206	44,801
LVIP Nomura Mid Cap Value Fund - Standard Class	1,155,347	43.77	50,569,523	47,010,282
LVIP Nomura SMID Cap Core Fund - Service Class	131	26.33	3,448	3,174
LVIP Nomura SMID Cap Core Fund - Standard Class	4,092,247	29.36	120,140,181	102,009,426
LVIP Nomura Social Awareness Fund - Standard Class	385,144	56.09	21,604,256	17,981,887
LVIP Nomura U.S. Growth Fund - Service Class	695	12.70	8,820	8,353
LVIP Nomura U.S. Growth Fund - Standard Class	4,883,729	14.40	70,311,054	54,454,271
LVIP Nomura U.S. REIT Fund - Service Class	2,512	13.51	33,943	34,456
LVIP Nomura U.S. REIT Fund - Standard Class	6,414,404	13.47	86,408,443	84,595,490
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,431,907	9.46	13,547,271	13,597,228
LVIP SSGA Bond Index Fund - Service Class	32,979	10.10	333,023	331,267
LVIP SSGA Bond Index Fund - Standard Class	16,168,268	10.09	163,202,497	171,058,940
LVIP SSGA Conservative Index Allocation Fund - Standard Class	3,005,898	14.58	43,819,987	40,818,739
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	4,959	13.46	66,762	53,276
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	167,621	13.51	2,264,220	1,857,736
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,956,734	13.12	25,672,344	22,601,028
LVIP SSGA International Index Fund - Service Class	22,894	13.27	303,849	253,688
LVIP SSGA International Index Fund - Standard Class	12,315,628	13.27	163,477,642	129,537,251
LVIP SSGA International Managed Volatility Fund - Standard Class	1,369,070	11.44	15,660,794	13,195,658
LVIP SSGA Mid-Cap Index Fund - Service Class	12,022	12.82	154,174	152,700
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,116,776	12.89	14,394,121	14,276,732
LVIP SSGA Moderate Index Allocation Fund - Standard Class	13,201,034	18.26	241,064,085	206,351,820
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	14,329,684	19.65	281,635,617	235,524,881
LVIP SSGA Nasdaq-100 Index Fund - Service Class	3,135	17.08	53,562	44,493
LVIP SSGA S&P 500 Index Fund - Service Class	31,962	33.61	1,074,156	927,662
LVIP SSGA S&P 500 Index Fund - Standard Class	67,106,411	33.70	2,261,754,469	1,651,590,459
LVIP SSGA Short-Term Bond Index Fund - Standard Class	560,441	9.99	5,598,808	5,616,787
LVIP SSGA Small-Cap Index Fund - Service Class	2,887	34.72	100,222	92,359
LVIP SSGA Small-Cap Index Fund - Standard Class	6,016,483	34.81	209,445,794	189,113,333
LVIP Structured Conservative Allocation Fund - Standard Class	1,636,510	11.39	18,638,207	18,800,485
LVIP Structured Moderate Allocation Fund - Standard Class	10,364,318	12.86	133,233,305	128,327,960
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	8,446,540	13.83	116,840,982	109,805,037
LVIP T. Rowe Price 2020 Fund - Standard Class	156,144	9.83	1,534,267	1,563,129
LVIP T. Rowe Price 2030 Fund - Standard Class	688,603	12.51	8,611,671	7,970,843
LVIP T. Rowe Price 2040 Fund - Standard Class	1,183,754	13.91	16,469,576	14,053,529
LVIP T. Rowe Price 2050 Fund - Standard Class	1,056,014	15.41	16,271,061	13,812,113
LVIP T. Rowe Price 2060 Fund - Standard Class	1,692,707	17.31	29,295,688	24,301,189
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,963	28.13	55,223	56,086
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	4,389,306	30.97	135,914,872	131,829,860
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	961,199	13.02	12,512,889	10,835,395
LVIP Vanguard Bond Allocation Fund - Standard Class	18,973,056	9.25	175,538,711	186,053,748
LVIP Vanguard Domestic Equity ETF Fund - Service Class	52	24.90	1,307	1,282
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	13,886,280	25.02	347,462,489	354,661,870
LVIP Vanguard International Equity ETF Fund - Service Class	3,506	15.02	52,653	44,565
LVIP Vanguard International Equity ETF Fund - Standard Class	14,491,168	15.04	218,005,133	170,816,546
LVIP Wellington SMID Cap Value Fund - Service Class	6	23.98	132	129
LVIP Wellington SMID Cap Value Fund - Standard Class	2,684,093	24.20	64,952,358	67,464,632
M Capital Appreciation Fund	89,978	24.53	2,207,170	2,203,095
M International Equity Fund	158,446	17.68	2,801,329	1,990,533
M Large Cap Growth Fund	144,260	29.81	4,300,388	4,238,844
M Large Cap Value Fund	199,655	17.04	3,402,116	2,745,286
MFS® VIT Growth Series - Initial Class	1,982,310	67.85	134,499,743	122,814,148
MFS® VIT Growth Series - Service Class	58	60.68	3,513	3,648
MFS® VIT New Discovery Series - Initial Class	164,596	15.60	2,567,695	2,262,999
MFS® VIT Total Return Series - Initial Class	4,814,557	23.33	112,323,616	114,134,783
MFS® VIT Utilities Series - Initial Class	1,890,953	37.73	71,345,656	64,302,311
MFS® VIT Utilities Series - Service Class	758	36.82	27,921	25,706
MFS® VIT II Core Equity Portfolio - Initial Class	140,042	31.83	4,457,545	3,960,218
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	668,882	28.99	19,390,875	19,612,946
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	360,393	16.41	5,914,048	5,706,902
Neuberger Berman AMT Quality Equity Portfolio - I Class	40,163	42.76	1,717,356	1,181,676
Nomura VIP Emerging Markets Series - Service Class	1,791	40.01	71,663	42,480
Nomura VIP Emerging Markets Series - Standard Class	5,071,576	40.00	202,863,051	116,461,983
Nomura VIP Energy Series - Service Class	187	5.18	969	896
Nomura VIP High Income Series - Service Class	861	2.93	2,524	2,481
Nomura VIP Science and Technology Series - Service Class	104	32.66	3,400	3,039
Nomura VIP Small Cap Growth Series - Service Class	541	7.45	4,030	3,734
Nomura VIP Small Cap Value Series - Service Class	15	39.87	590	557
Nomura VIP Small Cap Value Series - Standard Class	3,490,433	40.08	139,896,573	126,191,545
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	6,624,274	6.29	41,666,683	41,086,695
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	107	6.42	689	618
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	352	8.94	3,145	3,060
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	624	11.42	7,128	6,768
Putnam VT George Putnam Balanced Fund - Class IA	289,059	17.12	4,948,695	4,044,923
Putnam VT Global Health Care Fund - Class IB	143,689	16.81	2,415,416	2,302,926
Putnam VT Large Cap Value Fund - Class IB	98,475	35.69	3,514,576	2,733,259
Templeton Foreign VIP Fund - Class 1	69,360	16.63	1,153,450	974,671
Templeton Foreign VIP Fund - Class 2	153,359	16.22	2,487,485	2,021,923
Templeton Global Bond VIP Fund - Class 1	5,780,973	14.00	80,933,618	83,264,206
Templeton Global Bond VIP Fund - Class 4	343	13.44	4,616	4,328
Templeton Growth VIP Fund - Class 1	560,357	14.51	8,130,775	6,836,989
Templeton Growth VIP Fund - Class 2	93,006	14.15	1,316,028	1,036,216
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	3,880	23.90	92,742	92,069
TOPS® Balanced ETF Portfolio - Class 2 Shares	484,602	15.25	7,390,174	6,197,788
TOPS® Balanced ETF Portfolio - Service Class Shares	188,961	15.21	2,874,093	2,577,983
TOPS® Growth ETF Portfolio - Class 2 Shares	956	22.65	21,647	21,657
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	1,436,378	16.24	23,326,783	20,099,096
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	261,361	16.20	4,234,045	3,730,987

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2025, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class A	591,771	(100,478)	491,293
AB VPS International Value Portfolio - Class A	22,754	(127,547)	(104,793)
AB VPS Large Cap Growth Portfolio - Class A	5,016	(17,264)	(12,248)
AB VPS Relative Value Portfolio - Class A	61,557	(57,053)	4,504
AB VPS Sustainable Global Thematic Portfolio - Class A	116,334	(63,419)	52,915
American Funds® IS Asset Allocation Fund - Class 4	858	—	858
American Funds® IS Capital Income Builder - Class 4	296	(6)	290
American Funds® IS Capital World Growth and Income Fund - Class 2	17,653	(285)	17,368
American Funds® IS Global Growth Fund - Class 2	542,206	(423,219)	118,987
American Funds® IS Global Growth Fund - Class 4	502	(153)	349
American Funds® IS Global Small Capitalization Fund - Class 2	649,095	(452,130)	196,965
American Funds® IS Global Small Capitalization Fund - Class 4	52	(6)	46
American Funds® IS Growth Fund - Class 2	1,679,744	(1,369,287)	310,457
American Funds® IS Growth Fund - Class 4	5,348	(2,199)	3,149
American Funds® IS Growth-Income Fund - Class 2	989,376	(753,453)	235,923
American Funds® IS Growth-Income Fund - Class 4	728	(545)	183
American Funds® IS International Fund - Class 2	657,053	(1,532,495)	(875,442)
American Funds® IS International Fund - Class 4	2,006	(329)	1,677
American Funds® IS New World Fund - Class 4	2,111	(562)	1,549
American Funds® IS Washington Mutual Investors Fund - Class 4	1,953	(2,060)	(107)
ClearBridge Variable Growth Portfolio - Class II	43	—	43
ClearBridge Variable Large Cap Growth Portfolio - Class II	209	(796)	(587)
ClearBridge Variable Mid Cap Portfolio - Class I	448,119	(103,998)	344,121
ClearBridge Variable Mid Cap Portfolio - Class II	32	(33)	(1)
Columbia VP Commodity Strategy Fund - Class 2	55	—	55
Columbia VP Strategic Income Fund - Class 2	75	(3)	72
DWS Alternative Asset Allocation VIP Portfolio - Class A	141,779	(109,834)	31,945
DWS Equity 500 Index VIP Portfolio - Class A	23,131	(205,887)	(182,756)
DWS Small Cap Index VIP Portfolio - Class A	30,515	(38,152)	(7,637)
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	524	(735)	(211)
Fidelity® VIP Balanced Portfolio - Service Class 2	1,084	(33)	1,051
Fidelity® VIP Contrafund® Portfolio - Initial Class	297,577	(23,527)	274,050
Fidelity® VIP Contrafund® Portfolio - Service Class	777,202	(649,997)	127,205
Fidelity® VIP Contrafund® Portfolio - Service Class 2	3,476	(1,590)	1,886
Fidelity® VIP Equity-Income Portfolio - Initial Class	738	(2,530)	(1,792)
Fidelity® VIP Equity-Income Portfolio - Service Class	14,779	(30,539)	(15,760)
Fidelity® VIP Financials Portfolio - Initial Class	3,368	(102)	3,266
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,376	(19,510)	(13,134)
Fidelity® VIP Growth Portfolio - Service Class	564,930	(354,627)	210,303
Fidelity® VIP Growth Portfolio - Service Class 2	3,881	(1,819)	2,062
Fidelity® VIP Health Care Portfolio - Initial Class	3,119	(310)	2,809
Fidelity® VIP High Income Portfolio - Service Class	21,687	(9,448)	12,239
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	3,082	(4,317)	(1,235)
Fidelity® VIP Mid Cap Portfolio - Service Class	1,073,802	(261,427)	812,375
Fidelity® VIP Mid Cap Portfolio - Service Class 2	592	(4)	588
Fidelity® VIP Overseas Portfolio - Service Class	73,131	(47,043)	26,088
Fidelity® VIP Strategic Income Portfolio - Service Class 2	240	(4)	236
Fidelity® VIP Technology Portfolio - Initial Class	39,203	(3,650)	35,553
First Trust Capital Strength Hedged Equity Portfolio - Class I	55,260	(1,651)	53,609
First Trust Capital Strength Portfolio - Class I	66,912	(2,197)	64,715
First Trust International Developed Capital Strength Portfolio - Class I	558	(29)	529
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	61,559	(2,389)	59,170
Franklin Income VIP Fund - Class 1	862,240	(397,038)	465,202
Franklin Mutual Shares VIP Fund - Class 1	437,481	(174,832)	262,649
Franklin Rising Dividends VIP Fund - Class 4	183	(182)	1
Franklin Small-Mid Cap Growth VIP Fund - Class 1	97,520	(37,652)	59,868
Franklin Small-Mid Cap Growth VIP Fund - Class 4	1,070	(99)	971
Goldman Sachs VIT Government Money Market Fund - Service Shares	594	(1,680)	(1,086)
Invesco V.I. American Franchise Fund - Series I Shares	5,641	(66,461)	(60,820)
Invesco V.I. Core Equity Fund - Series I Shares	5,421	(66,387)	(60,966)
Invesco V.I. Core Plus Bond Fund - Series I Shares	2,126	(23,198)	(21,072)
Invesco V.I. Diversified Dividend Fund - Series II Shares	27	(27)	—
Invesco V.I. EQV International Equity Fund - Series I Shares	172,884	(356,483)	(183,599)
Invesco V.I. International Growth Fund - Series II Shares	328	(2)	326
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	2,509	(150)	2,359
Janus Henderson Balanced Portfolio - Institutional Shares	11,212	(56,054)	(44,842)
Janus Henderson Balanced Portfolio - Service Shares	13,681	(57,009)	(43,328)
Janus Henderson Enterprise Portfolio - Service Shares	15,174	(10,890)	4,284
Janus Henderson Global Research Portfolio - Institutional Shares	4,760	(53,494)	(48,734)
Janus Henderson Global Research Portfolio - Service Shares	10,132	(16,429)	(6,297)
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	1,605	(14,462)	(12,857)
Lincoln Hedged S&P 500 Conservative Fund - Service Class	56,393	(20,362)	36,031
Lincoln Hedged S&P 500 Fund - Service Class	43,552	(4,914)	38,638
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	2,183	(2,194)	(11)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	552,795	(383,406)	169,389
LVIP American Balanced Allocation Fund - Standard Class	452,066	(8,129)	443,937
LVIP American Century Balanced Fund - Standard Class II	176,477	(190,188)	(13,711)
LVIP American Century Inflation Protection Fund - Standard Class II	94,352	(85,069)	9,283
LVIP American Century Ultra® Fund - Service Class	1,765	(117)	1,648
LVIP American Century Ultra® Fund - Standard Class	593,127	(244,699)	348,428
LVIP American Growth Allocation Fund - Service Class	135	—	135
LVIP American Growth Allocation Fund - Standard Class	1,714,546	(20,440)	1,694,106
LVIP American Income Allocation Fund - Standard Class	163,254	(11,505)	151,749
LVIP Baron Growth Opportunities Fund - Service Class	1,126,810	(70,707)	1,056,103
LVIP Baron Growth Opportunities Fund - Standard Class	240,246	(29,114)	211,132
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	355,855	(79,890)	275,965
LVIP BlackRock Equity Dividend Fund - Service Class	1,940	(77)	1,863
LVIP BlackRock Equity Dividend Fund - Standard Class	717,265	(269,087)	448,178
LVIP BlackRock Global Allocation Fund - Service Class	8	—	8
LVIP BlackRock Global Allocation Fund - Standard Class	638,386	(937,134)	(298,748)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	154,910	(68,569)	86,341
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	684,914	(399,876)	285,038
LVIP BlackRock Real Estate Fund - Service Class	537	(33)	504
LVIP BlackRock Real Estate Fund - Standard Class	401,326	(115,271)	286,055
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	109,536	(64,503)	45,033
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	48,143	(31,067)	17,076
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	73,210	(61,840)	11,370
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	7,206	(19,397)	(12,191)
LVIP Dimensional International Core Equity Fund - Service Class	369	(1)	368
LVIP Dimensional International Core Equity Fund - Standard Class	280,178	(429,381)	(149,203)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	36,936	(139,591)	(102,655)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	320,531	(227,980)	92,551
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	187,271	(316,860)	(129,589)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	99,338	(36,503)	62,835
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	7,548	(434)	7,114
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	1,292,028	(667,257)	624,771
LVIP Franklin Templeton Core Bond Fund - Service Class	5,136	(185)	4,951
LVIP Franklin Templeton Core Bond Fund - Standard Class	3,710,462	(1,367,004)	2,343,458
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	40,336	(37,534)	2,802
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	98	(12)	86
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	203,239	(669,275)	(466,036)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	240,979	(446,084)	(205,105)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	502	(546)	(44)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	357,923	(153,788)	204,135
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	466	(3)	463
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	560,670	(339,376)	221,294
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	231,332	(445,416)	(214,084)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	465,220	(620,198)	(154,978)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	250,541	(315,728)	(65,187)
LVIP Government Money Market Fund - Standard Class	8,345,661	(5,307,551)	3,038,110
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	3,532	(150,768)	(147,236)
LVIP JPMorgan High Yield Fund - Service Class	477	(25)	452
LVIP JPMorgan High Yield Fund - Standard Class	873,174	(308,347)	564,827
LVIP JPMorgan Retirement Income Fund - Standard Class	13,531	(4,951)	8,580
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	172,773	(43,942)	128,831
LVIP JPMorgan Short Duration Bond Fund - Standard Class	2,951,360	(2,173,729)	777,631
LVIP Loomis Sayles Global Growth Fund - Standard Class	60,220	(11,236)	48,984
LVIP Macquarie Wealth Builder Fund - Standard Class	5,342	(177,363)	(172,021)
LVIP MFS International Growth Fund - Service Class	1,911	(63)	1,848
LVIP MFS International Growth Fund - Standard Class	789,161	(575,193)	213,968
LVIP MFS Value Fund - Service Class	3,468	(128)	3,340
LVIP MFS Value Fund - Standard Class	1,745,745	(321,354)	1,424,391
LVIP Mondrian Global Income Fund - Standard Class	436,865	(185,843)	251,022
LVIP Mondrian International Value Fund - Service Class	1,337	(108)	1,229
LVIP Mondrian International Value Fund - Standard Class	398,702	(676,221)	(277,519)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	3,760	(7,954)	(4,194)
LVIP Nomura Diversified Floating Rate Fund - Standard Class	369,223	(239,953)	129,270
LVIP Nomura High Yield Fund - Standard Class	75,180	(128,464)	(53,284)
LVIP Nomura Mid Cap Value Fund - Service Class	1,424	(142)	1,282
LVIP Nomura Mid Cap Value Fund - Standard Class	356,539	(186,916)	169,623
LVIP Nomura SMID Cap Core Fund - Service Class	137	(15)	122
LVIP Nomura SMID Cap Core Fund - Standard Class	465,462	(260,794)	204,668
LVIP Nomura Social Awareness Fund - Standard Class	58,660	(50,375)	8,285
LVIP Nomura U.S. Growth Fund - Service Class	331	(6)	325
LVIP Nomura U.S. Growth Fund - Standard Class	169,133	(304,321)	(135,188)
LVIP Nomura U.S. REIT Fund - Service Class	2,244	(127)	2,117
LVIP Nomura U.S. REIT Fund - Standard Class	762,054	(190,002)	572,052
LVIP PIMCO Low Duration Bond Fund - Standard Class	361,162	(11,591)	349,571
LVIP SSGA Bond Index Fund - Service Class	12,517	(1,488)	11,029
LVIP SSGA Bond Index Fund - Standard Class	2,533,662	(535,255)	1,998,407
LVIP SSGA Conservative Index Allocation Fund - Standard Class	132,960	(97,314)	35,646
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,534	(371)	1,163
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	41,327	(15,595)	25,732
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	63,723	(75,744)	(12,021)
LVIP SSGA International Index Fund - Service Class	6,966	(1,853)	5,113
LVIP SSGA International Index Fund - Standard Class	947,685	(865,438)	82,247
LVIP SSGA International Managed Volatility Fund - Standard Class	37,357	(109,345)	(71,988)
LVIP SSGA Mid-Cap Index Fund - Service Class	4,446	(448)	3,998
LVIP SSGA Mid-Cap Index Fund - Standard Class	518,763	(10,301)	508,462
LVIP SSGA Moderate Index Allocation Fund - Standard Class	627,873	(459,020)	168,853
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	667,987	(362,910)	305,077
LVIP SSGA Nasdaq-100 Index Fund - Service Class	1,846	(1,696)	150
LVIP SSGA S&P 500 Index Fund - Service Class	21,079	(2,313)	18,766
LVIP SSGA S&P 500 Index Fund - Standard Class	5,247,958	(1,849,329)	3,398,629
LVIP SSGA Short-Term Bond Index Fund - Standard Class	150,202	(6,893)	143,309
LVIP SSGA Small-Cap Index Fund - Service Class	2,853	(567)	2,286
LVIP SSGA Small-Cap Index Fund - Standard Class	1,635,985	(822,513)	813,472
LVIP Structured Conservative Allocation Fund - Standard Class	62,370	(79,451)	(17,081)
LVIP Structured Moderate Allocation Fund - Standard Class	473,544	(310,958)	162,586
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	276,826	(227,094)	49,732
LVIP T. Rowe Price 2020 Fund - Standard Class	10,311	(10,134)	177
LVIP T. Rowe Price 2030 Fund - Standard Class	115,019	(19,707)	95,312
LVIP T. Rowe Price 2040 Fund - Standard Class	164,615	(32,383)	132,232
LVIP T. Rowe Price 2050 Fund - Standard Class	294,864	(18,554)	276,310
LVIP T. Rowe Price 2060 Fund - Standard Class	451,762	(19,769)	431,993
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,428	(105)	1,323
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	737,600	(312,157)	425,443
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	37,401	(26,479)	10,922
LVIP Vanguard Bond Allocation Fund - Standard Class	2,225,179	(1,184,749)	1,040,430
LVIP Vanguard Domestic Equity ETF Fund - Service Class	84	—	84
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,101,226	(257,602)	843,624
LVIP Vanguard International Equity ETF Fund - Service Class	1,087	(298)	789
LVIP Vanguard International Equity ETF Fund - Standard Class	763,013	(1,096,962)	(333,949)
LVIP Wellington SMID Cap Value Fund - Service Class	35	(31)	4
LVIP Wellington SMID Cap Value Fund - Standard Class	445,261	(62,160)	383,101
LVIP Western Asset Core Bond Fund - Service Class	278	(2,656)	(2,378)
M Capital Appreciation Fund	12,872	(15,305)	(2,433)
M International Equity Fund	8,417	(32,836)	(24,419)
M Large Cap Growth Fund	11,145	(16,780)	(5,635)
M Large Cap Value Fund	9,642	(21,023)	(11,381)
MFS® VIT Growth Series - Initial Class	329,930	(211,113)	118,817
MFS® VIT Growth Series - Service Class	21	(5)	16
MFS® VIT New Discovery Series - Initial Class	73,424	(12,287)	61,137
MFS® VIT Total Return Series - Initial Class	356,301	(173,734)	182,567
MFS® VIT Utilities Series - Initial Class	331,932	(280,732)	51,200
MFS® VIT Utilities Series - Service Class	1,655	(47)	1,608
MFS® VIT II Core Equity Portfolio - Initial Class	44,858	(8,416)	36,442
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	30,529	(87,655)	(57,126)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	20,845	(44,618)	(23,773)
Neuberger Berman AMT Quality Equity Portfolio - I Class	989	(6,525)	(5,536)
Nomura VIP Emerging Markets Series - Service Class	1,891	(303)	1,588
Nomura VIP Emerging Markets Series - Standard Class	259,311	(2,815,714)	(2,556,403)
Nomura VIP Energy Series - Service Class	48	—	48
Nomura VIP High Income Series - Service Class	92	(2)	90
Nomura VIP Mid Cap Growth Series - Service Class	57	(192)	(135)
Nomura VIP Science and Technology Series - Service Class	553	(473)	80
Nomura VIP Small Cap Growth Series - Service Class	307	(195)	112
Nomura VIP Small Cap Value Series - Service Class	48	(82)	(34)
Nomura VIP Small Cap Value Series - Standard Class	744,571	(222,991)	521,580
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	189,848	(508,106)	(318,258)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	23	—	23
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	115	(5)	110
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	202	(8)	194
Putnam VT George Putnam Balanced Fund - Class IA	55,968	(10,780)	45,188
Putnam VT Global Health Care Fund - Class IB	6,646	(11,594)	(4,948)
Putnam VT Large Cap Value Fund - Class IB	13,324	(9,242)	4,082
Templeton Foreign VIP Fund - Class 1	1,513	(12,417)	(10,904)
Templeton Foreign VIP Fund - Class 2	8,374	(27,634)	(19,260)
Templeton Global Bond VIP Fund - Class 1	776,421	(778,461)	(2,040)
Templeton Global Bond VIP Fund - Class 4	148	(11)	137
Templeton Growth VIP Fund - Class 1	12,024	(49,599)	(37,575)
Templeton Growth VIP Fund - Class 2	3,655	(6,596)	(2,941)
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	8,137	(128)	8,009
TOPS® Balanced ETF Portfolio - Class 2 Shares	36,666	(33,846)	2,820
TOPS® Balanced ETF Portfolio - Service Class Shares	49,707	(3,328)	46,379
TOPS® Growth ETF Portfolio - Class 2 Shares	1,907	(18)	1,889
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	154,935	(45,282)	109,653
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	88,485	(5,241)	83,244

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Discovery Value Portfolio - Class A	485,386	(203,986)	281,400
AB VPS International Value Portfolio - Class A	46,658	(87,208)	(40,550)
AB VPS Large Cap Growth Portfolio - Class A	22,871	(19,914)	2,957
AB VPS Relative Value Portfolio - Class A	78,089	(135,614)	(57,525)
AB VPS Sustainable Global Thematic Portfolio - Class A	166,467	(57,742)	108,725
American Funds® IS Asset Allocation Fund - Class 4	890	—	890
American Funds® IS Capital Income Builder - Class 4	373	(94)	279
American Funds® IS Global Growth Fund - Class 2	921,855	(283,349)	638,506
American Funds® IS Global Growth Fund - Class 4	277	(26)	251
American Funds® IS Global Small Capitalization Fund - Class 2	893,392	(280,467)	612,925
American Funds® IS Global Small Capitalization Fund - Class 4	49	(1)	48
American Funds® IS Growth Fund - Class 2	1,615,429	(1,099,903)	515,526
American Funds® IS Growth Fund - Class 4	7,226	(689)	6,537
American Funds® IS Growth-Income Fund - Class 2	756,432	(817,794)	(61,362)
American Funds® IS Growth-Income Fund - Class 4	785	(182)	603
American Funds® IS International Fund - Class 2	2,010,870	(442,986)	1,567,884
American Funds® IS International Fund - Class 4	1,074	(129)	945
American Funds® IS New World Fund - Class 4	2,661	(685)	1,976
American Funds® IS Washington Mutual Investors Fund - Class 4	3,986	(471)	3,515
ClearBridge Variable Growth Portfolio - Class II	31	(66)	(35)
ClearBridge Variable Large Cap Growth Portfolio - Class II	149	(44)	105
ClearBridge Variable Mid Cap Portfolio - Class I	282,027	(155,808)	126,219
ClearBridge Variable Mid Cap Portfolio - Class II	104	(95)	9
Columbia VP Commodity Strategy Fund - Class 2	26	—	26
Columbia VP Strategic Income Fund - Class 2	61	(2)	59
DWS Alternative Asset Allocation VIP Portfolio - Class A	154,731	(122,841)	31,890
DWS Equity 500 Index VIP Portfolio - Class A	148,149	(178,927)	(30,778)
DWS Small Cap Index VIP Portfolio - Class A	66,507	(39,499)	27,008
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	584	(1,267)	(683)
Fidelity® VIP Balanced Portfolio - Service Class 2	1,182	(182)	1,000
Fidelity® VIP Contrafund® Portfolio - Initial Class	267,651	(27,408)	240,243
Fidelity® VIP Contrafund® Portfolio - Service Class	585,367	(840,733)	(255,366)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,860	(231)	1,629
Fidelity® VIP Equity-Income Portfolio - Initial Class	987	(3,439)	(2,452)
Fidelity® VIP Equity-Income Portfolio - Service Class	40,226	(18,641)	21,585
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,008	(35,716)	(29,708)
Fidelity® VIP Growth Portfolio - Service Class	670,973	(283,855)	387,118
Fidelity® VIP Growth Portfolio - Service Class 2	3,159	(259)	2,900
Fidelity® VIP High Income Portfolio - Service Class	20,201	(9,849)	10,352
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	4,212	(4,924)	(712)
Fidelity® VIP Mid Cap Portfolio - Service Class	649,866	(384,455)	265,411
Fidelity® VIP Mid Cap Portfolio - Service Class 2	674	(179)	495
Fidelity® VIP Overseas Portfolio - Service Class	46,048	(38,996)	7,052
Fidelity® VIP Strategic Income Portfolio - Service Class 2	233	(3)	230
First Trust Capital Strength Hedged Equity Portfolio - Class I	10,243	(140)	10,103
First Trust Capital Strength Portfolio - Class I	20,547	(442)	20,105
First Trust International Developed Capital Strength Portfolio - Class I	465	(27)	438
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	35,787	(280)	35,507
Franklin Income VIP Fund - Class 1	1,028,866	(810,360)	218,506
Franklin Mutual Shares VIP Fund - Class 1	280,882	(207,789)	73,093
Franklin Rising Dividends VIP Fund - Class 4	185	(14)	171
Franklin Small-Mid Cap Growth VIP Fund - Class 1	46,631	(85,437)	(38,806)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	1,191	(100)	1,091
Goldman Sachs VIT Government Money Market Fund - Service Shares	1,971	(143)	1,828
Invesco V.I. American Franchise Fund - Series I Shares	9,030	(58,713)	(49,683)
Invesco V.I. Core Equity Fund - Series I Shares	11,087	(96,157)	(85,070)
Invesco V.I. Core Plus Bond Fund - Series I Shares	8,876	(1,858)	7,018
Invesco V.I. Diversified Dividend Fund - Series II Shares	89	(82)	7
Invesco V.I. EQV International Equity Fund - Series I Shares	260,581	(95,584)	164,997
Invesco V.I. International Growth Fund - Series II Shares	343	(65)	278
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	2,496	(276)	2,220
Janus Henderson Balanced Portfolio - Institutional Shares	13,895	(71,882)	(57,987)
Janus Henderson Balanced Portfolio - Service Shares	64,025	(56,018)	8,007
Janus Henderson Enterprise Portfolio - Service Shares	17,134	(34,998)	(17,864)
Janus Henderson Global Research Portfolio - Institutional Shares	10,570	(50,187)	(39,617)
Janus Henderson Global Research Portfolio - Service Shares	5,992	(18,933)	(12,941)
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	12,453	(30,359)	(17,906)
Lincoln Hedged S&P 500 Fund - Service Class	32,546	(8,289)	24,257
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	2,654	(139)	2,515
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	708,664	(383,110)	325,554
LVIP American Balanced Allocation Fund - Standard Class	374,898	(5,673)	369,225
LVIP American Century Balanced Fund - Standard Class II	363,232	(95,631)	267,601
LVIP American Century Inflation Protection Fund - Standard Class II	97,964	(134,727)	(36,763)
LVIP American Century Ultra® Fund - Service Class	3,015	(31)	2,984
LVIP American Century Ultra® Fund - Standard Class	4,366,078	(158,268)	4,207,810
LVIP American Growth Allocation Fund - Service Class	155	—	155
LVIP American Growth Allocation Fund - Standard Class	1,911,197	(36,280)	1,874,917
LVIP American Income Allocation Fund - Standard Class	169,611	(7,811)	161,800
LVIP Baron Growth Opportunities Fund - Service Class	841,671	(146,559)	695,112
LVIP Baron Growth Opportunities Fund - Standard Class	142,692	(15,207)	127,485
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	182,560	(139,660)	42,900
LVIP BlackRock Equity Dividend Fund - Service Class	594	(56)	538
LVIP BlackRock Equity Dividend Fund - Standard Class	787,201	(268,735)	518,466
LVIP BlackRock Global Allocation Fund - Service Class	38	(67)	(29)
LVIP BlackRock Global Allocation Fund - Standard Class	1,254,995	(601,585)	653,410
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	163,991	(172,994)	(9,003)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,390,431	(117,583)	1,272,848
LVIP BlackRock Real Estate Fund - Service Class	485	(32)	453
LVIP BlackRock Real Estate Fund - Standard Class	423,521	(340,808)	82,713
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	128,673	(44,857)	83,816
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	31,425	(49,320)	(17,895)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	46,137	(61,418)	(15,281)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	103,744	(8,150)	95,594
LVIP Dimensional International Core Equity Fund - Standard Class	468,003	(117,926)	350,077
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	106,660	(78,031)	28,629
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	198,868	(202,011)	(3,143)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	180,645	(216,610)	(35,965)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	93,781	(108,529)	(14,748)
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	5,939	(2,061)	3,878
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	1,349,276	(299,407)	1,049,869
LVIP Franklin Templeton Core Bond Fund - Service Class	1,399	(62)	1,337
LVIP Franklin Templeton Core Bond Fund - Standard Class	5,531,553	(357,833)	5,173,720
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	62,692	(39,643)	23,049
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	162	(12)	150
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	451,398	(426,546)	24,852
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	493,062	(108,034)	385,028
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	458	(42)	416
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	417,512	(319,713)	97,799
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	144	—	144
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	300,079	(298,227)	1,852
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	275,736	(269,892)	5,844
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	489,231	(441,592)	47,639
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	273,173	(423,614)	(150,441)
LVIP Government Money Market Fund - Standard Class	5,756,557	(6,136,833)	(380,276)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	11,424	(6,919)	4,505
LVIP JPMorgan Core Bond Fund - Service Class	211	(576)	(365)
LVIP JPMorgan High Yield Fund - Service Class	1,025	(709)	316
LVIP JPMorgan High Yield Fund - Standard Class	1,142,852	(297,348)	845,504
LVIP JPMorgan Retirement Income Fund - Standard Class	20,362	(6,862)	13,500
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	129,165	(65,380)	63,785
LVIP JPMorgan Short Duration Bond Fund - Service Class	231	(622)	(391)
LVIP JPMorgan Short Duration Bond Fund - Standard Class	1,002,887	(561,856)	441,031
LVIP Loomis Sayles Global Growth Fund - Standard Class	59,454	(8,552)	50,902
LVIP Macquarie Wealth Builder Fund - Standard Class	13,539	(10,578)	2,961
LVIP MFS International Growth Fund - Service Class	2,388	(723)	1,665
LVIP MFS International Growth Fund - Standard Class	836,439	(147,507)	688,932
LVIP MFS Value Fund - Service Class	3,328	(117)	3,211
LVIP MFS Value Fund - Standard Class	1,694,449	(268,582)	1,425,867
LVIP Mondrian Global Income Fund - Standard Class	530,252	(106,937)	423,315
LVIP Mondrian International Value Fund - Service Class	2,150	(784)	1,366
LVIP Mondrian International Value Fund - Standard Class	529,188	(280,109)	249,079
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	17,194	(9,010)	8,184
LVIP Nomura Diversified Floating Rate Fund - Standard Class	443,053	(226,883)	216,170
LVIP Nomura High Yield Fund - Standard Class	106,318	(152,878)	(46,560)
LVIP Nomura Mid Cap Value Fund - Service Class	1,496	(227)	1,269
LVIP Nomura Mid Cap Value Fund - Standard Class	248,951	(100,211)	148,740
LVIP Nomura SMID Cap Core Fund - Service Class	129	(10)	119
LVIP Nomura SMID Cap Core Fund - Standard Class	445,145	(272,249)	172,896
LVIP Nomura Social Awareness Fund - Standard Class	127,140	(37,060)	90,080
LVIP Nomura U.S. Growth Fund - Service Class	122	(3)	119
LVIP Nomura U.S. Growth Fund - Standard Class	227,072	(172,006)	55,066
LVIP Nomura U.S. REIT Fund - Service Class	937	(64)	873
LVIP Nomura U.S. REIT Fund - Standard Class	499,217	(457,643)	41,574
LVIP PIMCO Low Duration Bond Fund - Standard Class	322,271	(5,792)	316,479
LVIP SSGA Bond Index Fund - Service Class	13,296	(2,410)	10,886
LVIP SSGA Bond Index Fund - Standard Class	2,143,005	(285,459)	1,857,546
LVIP SSGA Conservative Index Allocation Fund - Standard Class	195,021	(136,473)	58,548
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	2,286	(428)	1,858
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	63,577	(3,471)	60,106
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	77,685	(240,979)	(163,294)
LVIP SSGA International Index Fund - Service Class	9,313	(2,242)	7,071
LVIP SSGA International Index Fund - Standard Class	1,341,994	(183,025)	1,158,969
LVIP SSGA International Managed Volatility Fund - Standard Class	77,690	(49,534)	28,156
LVIP SSGA Mid-Cap Index Fund - Service Class	4,425	(1,173)	3,252
LVIP SSGA Mid-Cap Index Fund - Standard Class	201,000	(4,990)	196,010
LVIP SSGA Moderate Index Allocation Fund - Standard Class	765,787	(314,599)	451,188
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	938	(3,403)	(2,465)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,163,017	(377,620)	785,397
LVIP SSGA Nasdaq-100 Index Fund - Service Class	2,130	(56)	2,074
LVIP SSGA S&P 500 Index Fund - Service Class	24,233	(4,552)	19,681
LVIP SSGA S&P 500 Index Fund - Standard Class	4,856,957	(1,158,337)	3,698,620
LVIP SSGA Short-Term Bond Index Fund - Standard Class	153,060	(2,756)	150,304
LVIP SSGA Small-Cap Index Fund - Service Class	3,512	(1,335)	2,177
LVIP SSGA Small-Cap Index Fund - Standard Class	1,214,381	(473,718)	740,663
LVIP Structured Conservative Allocation Fund - Standard Class	63,013	(42,855)	20,158
LVIP Structured Moderate Allocation Fund - Standard Class	433,398	(175,608)	257,790
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	467,255	(167,769)	299,486
LVIP T. Rowe Price 2020 Fund - Standard Class	13,685	(16,433)	(2,748)
LVIP T. Rowe Price 2030 Fund - Standard Class	114,411	(51,051)	63,360
LVIP T. Rowe Price 2040 Fund - Standard Class	213,941	(45,927)	168,014
LVIP T. Rowe Price 2050 Fund - Standard Class	257,223	(14,176)	243,047
LVIP T. Rowe Price 2060 Fund - Standard Class	480,344	(21,566)	458,778
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,592	(250)	1,342
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	470,511	(340,902)	129,609
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	24,850	(36,566)	(11,716)
LVIP Vanguard Bond Allocation Fund - Service Class	1,293	(1,293)	—
LVIP Vanguard Bond Allocation Fund - Standard Class	2,088,546	(368,139)	1,720,407
LVIP Vanguard Domestic Equity ETF Fund - Service Class	2,219	(2,219)	—
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	729,402	(457,919)	271,483
LVIP Vanguard International Equity ETF Fund - Service Class	2,766	(1,299)	1,467
LVIP Vanguard International Equity ETF Fund - Standard Class	1,495,103	(178,997)	1,316,106
LVIP Wellington Capital Growth Fund - Service Class	1,510	(2,113)	(603)
LVIP Wellington Capital Growth Fund - Standard Class	214,750	(4,332,784)	(4,118,034)
LVIP Wellington SMID Cap Value Fund - Service Class	93	(86)	7
LVIP Wellington SMID Cap Value Fund - Standard Class	290,142	(142,446)	147,696
LVIP Western Asset Core Bond Fund - Service Class	1,953	(122)	1,831
M Capital Appreciation Fund	9,113	(7,568)	1,545
M International Equity Fund	19,364	(6,303)	13,061
M Large Cap Growth Fund	8,579	(20,806)	(12,227)
M Large Cap Value Fund	11,037	(15,830)	(4,793)
MFS® VIT Growth Series - Initial Class	262,161	(247,858)	14,303
MFS® VIT Growth Series - Service Class	188	(2)	186
MFS® VIT New Discovery Series - Initial Class	69,105	(4,111)	64,994
MFS® VIT Total Return Series - Initial Class	372,483	(188,262)	184,221
MFS® VIT Utilities Series - Initial Class	516,534	(313,994)	202,540
MFS® VIT Utilities Series - Service Class	479	(59)	420
MFS® VIT II Core Equity Portfolio - Initial Class	44,846	(14,057)	30,789
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	21	(33)	(12)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	83,034	(99,871)	(16,837)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	55,596	(32,480)	23,116
Neuberger Berman AMT Quality Equity Portfolio - I Class	1,558	(6,694)	(5,136)
Nomura VIP Emerging Markets Series - Service Class	2,454	(645)	1,809
Nomura VIP Emerging Markets Series - Standard Class	1,299,018	(728,824)	570,194
Nomura VIP Energy Series - Service Class	21	—	21
Nomura VIP High Income Series - Service Class	89	(1)	88
Nomura VIP Mid Cap Growth Series - Service Class	47	(7)	40
Nomura VIP Science and Technology Series - Service Class	97	(5)	92
Nomura VIP Small Cap Growth Series - Service Class	75	(11)	64
Nomura VIP Small Cap Value Series - Service Class	46	—	46
Nomura VIP Small Cap Value Series - Standard Class	600,851	(270,492)	330,359
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	416,483	(303,326)	113,157
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	28	—	28
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	103	(5)	98
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	624	(248)	376
Putnam VT George Putnam Balanced Fund - Class IA	110,067	(13,075)	96,992
Putnam VT Global Health Care Fund - Class IB	12,704	(10,960)	1,744
Putnam VT Large Cap Value Fund - Class IB	10,169	(18,568)	(8,399)
Templeton Foreign VIP Fund - Class 1	4,039	(2,988)	1,051
Templeton Foreign VIP Fund - Class 2	13,372	(18,527)	(5,155)
Templeton Global Bond VIP Fund - Class 1	1,585,332	(267,490)	1,317,842
Templeton Global Bond VIP Fund - Class 4	181	(9)	172
Templeton Growth VIP Fund - Class 1	60,226	(39,349)	20,877
Templeton Growth VIP Fund - Class 2	5,152	(27,930)	(22,778)
TOPS® Balanced ETF Portfolio - Class 2 Shares	52,898	(23,600)	29,298
TOPS® Balanced ETF Portfolio - Service Class Shares	55,693	(2,760)	52,933
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	479,467	(120,893)	358,574
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	90,842	(6,311)	84,531

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account M (“Variable Account”), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP
We have served as the Variable Account’s auditor since 1998.
Philadelphia, Pennsylvania
April 8, 2026

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS International Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Relative Value Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
AB VPS Sustainable Global Thematic Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Asset Allocation Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from February 26, 2024 (commencement of operations) through December 31, 2024
American Funds® IS Capital Income Builder - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Capital World Growth and Income Fund - Class 2	As of December 31, 2025	For the period from June 10, 2025 through December 31, 2025	For the period from June 10, 2025 (commencement of operations) through December 31, 2025
American Funds® IS Global Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Growth Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Global Small Capitalization Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Growth-Income Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS International Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS New World Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds® IS Washington Mutual Investors Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Growth Portfolio - Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Large Cap Growth Portfolio - Class II		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
ClearBridge Variable Mid Cap Portfolio - Class II	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from February 20, 2024 (commencement of operations) through December 31, 2024
Columbia VP Commodity Strategy Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 22, 2024 (commencement of operations) through December 31, 2024
Columbia VP Strategic Income Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from April 8, 2024 (commencement of operations) through December 31, 2024
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Asset Manager 50% Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Financials Portfolio - Initial Class	As of December 31, 2025	For the period from May 14, 2025 through December 31, 2025	For the period from May 14, 2025 (commencement of operations) through December 31, 2025
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Health Care Portfolio - Initial Class	As of December 31, 2025	For the period from June 10, 2025 through December 31, 2025	For the period from June 10, 2025 (commencement of operations) through December 31, 2025
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Technology Portfolio - Initial Class	As of December 31, 2025	For the period from May 14, 2025 through December 31, 2025	For the period from May 14, 2025 (commencement of operations) through December 31, 2025
First Trust Capital Strength Hedged Equity Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from June 18, 2024 (commencement of operations) through December 31, 2024
First Trust Capital Strength Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust International Developed Capital Strength Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from January 26, 2024 (commencement of operations) through December 31, 2024
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from June 21, 2024 (commencement of operations) through December 31, 2024
Franklin Income VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Diversified Dividend Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from February 20, 2024 (commencement of operations) through December 31, 2024
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. International Growth Fund - Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lincoln Hedged S&P 500 Conservative Fund - Service Class	As of December 31, 2025	For the period from March 4, 2025 through December 31, 2025	For the period from March 4, 2025 (commencement of operations) through December 31, 2025
Lincoln Hedged S&P 500 Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 22, 2024 (commencement of operations) through December 31, 2024
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Balanced Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Inflation Protection Fund - Standard Class II	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Ultra® Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from August 23, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Ultra® Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from August 23, 2024 (commencement of operations) through December 31, 2024
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Equity Dividend Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Equity Dividend Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Real Estate Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Core Equity Fund - Service Class	As of December 31, 2025	For the period from November 5, 2025 through December 31, 2025	For the period from November 5, 2025 (commencement of operations) through December 31, 2025
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Total Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Fidelity Institutional AM® Total Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Core Bond Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Core Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Government Money Market Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Core Bond Fund - Service Class			For the year ended December 31, 2024
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP JPMorgan Short Duration Bond Fund - Service Class			For the year ended December 31, 2024
LVIP JPMorgan Short Duration Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Loomis Sayles Global Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Macquarie Wealth Builder Fund - Standard Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS International Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP MFS Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Diversified Floating Rate Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura High Yield Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Mid Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Mid Cap Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura SMID Cap Core Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura SMID Cap Core Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura Social Awareness Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 30, 2024 (commencement of operations) through December 31, 2024
LVIP Nomura U.S. Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. REIT Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Nomura U.S. REIT Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class			For the year ended December 31, 2024
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Nasdaq-100 Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Conservative Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price 2060 Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Bond Allocation Fund - Service Class			For the period from January 8, 2024 (commencement of operations) through December 31, 2024
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2025	For the period from November 5, 2025 through December 31, 2025	For the period from November 5, 2025 (commencement of operations) through December 31, 2025
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Wellington Capital Growth Fund - Service Class			For the year ended December 31, 2024
LVIP Wellington Capital Growth Fund - Standard Class			For the year ended December 31, 2024
LVIP Wellington SMID Cap Value Fund - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from February 20, 2024 (commencement of operations) through December 31, 2024
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP Western Asset Core Bond Fund - Service Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
M Capital Appreciation Fund	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
M International Equity Fund	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
M Large Cap Growth Fund	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
M Large Cap Value Fund	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Growth Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Growth Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Total Return Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Utilities Series - Initial Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® VIT Utilities Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Morgan Stanley VIF Global Infrastructure Portfolio - Class II			For the year ended December 31, 2024
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Neuberger Berman AMT Quality Equity Portfolio - I Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Emerging Markets Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Emerging Markets Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Energy Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from July 22, 2024 (commencement of operations) through December 31, 2024
Nomura VIP High Income Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Mid Cap Growth Series - Service Class		For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Science and Technology Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Growth Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Value Series - Service Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Small Cap Value Series - Standard Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	As of December 31, 2025	For the year ended December 31, 2025	For the year ended December 31, 2025 and the period from January 16, 2024 (commencement of operations) through December 31, 2024
Putnam VT George Putnam Balanced Fund - Class IA	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Foreign VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Foreign VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Growth VIP Fund - Class 1	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Growth VIP Fund - Class 2	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the period from June 26, 2025 through December 31, 2025	For the period from June 26, 2025 (commencement of operations) through December 31, 2025
TOPS® Balanced ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
TOPS® Balanced ETF Portfolio - Service Class Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
TOPS® Growth ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the period from September 16, 2025 through December 31, 2025	For the period from September 16, 2025 (commencement of operations) through December 31, 2025
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	As of December 31, 2025	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025